As filed with the Securities and Exchange Commission on December 22, 2011

Registration Nos. 333-163352; 811-22357

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 7

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 7

(Check appropriate box or boxes)

BofA Funds Series Trust

(Exact Name of Registrant as specified in Charter)

100 Federal Street

Boston, MA 02110

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 321-7854

Peter T. Fariel, Esq.

c/o BofA Global Capital Management Group, LLC

100 Federal Street

Boston, MA 02110

(Name and Address of Agent for Service)

With copies to:

Robert M. Kurucza, Esq.

Marco E. Adelfio, Esq.

Goodwin Procter LLP

901 New York Avenue, NW

Washington, DC 20001

It is proposed that this filing will become effective (check appropriate box):

☐                                    Immediately upon filing pursuant to paragraph (b)

☒                                  on January 1, 2012 pursuant to paragraph (b)

☐                                    60 days after filing pursuant to paragraph (a)(1)

☐                                    on (date) pursuant to paragraph (a)(1)

☐                                    75 days after filing pursuant to paragraph (a)(2)

☐                                    on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐                                    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

The Registrant is filing this Post-Effective Amendment No. 7 under the Securities Act of 1933 and Amendment No. 7 under the Investment Company Act of 1940 to its Registration Statement on Form N-1A in order to add certain financial information and to make certain other non-material changes.

BofA Funds

Prospectus

January 1, 2012

Daily Class Shares

■  BofA California Tax-Exempt Reserves (NADXX)

■  BofA Cash Reserves (NSHXX)

■  BofA Government Plus Reserves (BOTXX)

■  BofA Government Reserves (NRDXX)

■  BofA Municipal Reserves (NMDXX)

■  BofA Tax-Exempt Reserves (NEDXX)

■  BoA Treasury Reserves (NDLXX)

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA California Tax-Exempt Reserves	3

BofA Cash Reserves	10

BofA Government Plus Reserves	17

BofA Government Reserves	22

BofA Municipal Reserves	27

BofA Tax-Exempt Reserves	33

BofA Treasury Reserves	39

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation	44

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies	45

Management of the Funds	47

Primary Service Providers	47

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	49

About Daily Class Shares	50

Description of the Share Class	50

Distribution and Service Fees	51

Financial Intermediary Compensation	52

Buying, Selling and Exchanging Shares	53

Share Price Determination	53

Transaction Rules and Policies	54

Opening an Account and Placing Orders	57

Distributions and Taxes	60

Financial Highlights	63

Hypothetical Fees and Expenses	69

Icons Guide

  Investment Objective

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Fees and Expenses

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

2

BofA California Tax-Exempt Reserves

Investment Objective

BofA California Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Daily Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.35%
Other expenses	0.30%
Service fee	0.25%
Other	0.05%
Total annual Fund operating expenses	0.90%
Fee waivers and/or reimbursements(a)(b)	-0.10%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.80%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

3

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Daily Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$277	$489	$1,099

Remember this is an example only. Your actual costs may be higher or lower.

4

BofA California Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal

5

BofA California Tax-Exempt Reserves

operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as

6

BofA California Tax-Exempt Reserves

well as changes in the state's financial or economic condition and prospects. Since the Fund invests in California municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of issuers of California municipal securities to meet their obligations. California is continuing its efforts to recover from economic recession. However, such efforts have been hampered, including the state's housing market, which continues to adversely affect both the construction industry and the financial sector. In addition, California's unemployment rate continues to remain high, and state revenues are lagging behind budgetary projections. California's Governor and state legislature have taken various actions designed to address these conditions, including, but not limited to, revenue building and reapplication, and spending reduction initiatives. There can be no assurances, however, that the financial condition of California will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to California and its municipalities may affect the ability of California or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about risks specific to California municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

7

BofA California Tax-Exempt Reserves

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

8

BofA California Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Daily Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Daily Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.73%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.03%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Daily Class Shares	0.00%	1.38%	1.16%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

9

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Daily Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.35%
Other expenses	0.28%
Service fee	0.25%
Other	0.03%
Total annual Fund operating expenses	0.88%
Fee waivers and/or reimbursements(a)(b)	-0.08%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.80%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

10

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Daily Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$273	$480	$1,077

Remember this is an example only. Your actual costs may be higher or lower.

11

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate

12

BofA Cash Reserves

sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage

13

BofA Cash Reserves

Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

14

BofA Cash Reserves

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls or capital repatriation limitation; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

15

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Daily Class shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Daily Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.29%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Daily Class Shares	0.00%	2.22%	1.95%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

16

BofA Government Plus Reserves

Investment Objective

BofA Government Plus Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Daily Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.35%
Other expenses	0.31%
Service fee	0.25%
Other	0.06%
Total annual Fund operating expenses	0.91%
Fee waivers and/or reimbursements(a)(b)	-0.11%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.80%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.16% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

17

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Daily Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$279	$493	$1,109

Remember this is an example only. Your actual costs may be higher or lower.

18

BofA Government Plus Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund purchases only first-tier securities that consist of these obligations and repurchase agreements. These obligations may have fixed, floating or variable rates of interest.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money

19

BofA Government Plus Reserves

market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

20

BofA Government Plus Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. Daily Class shares of the Fund commenced operations on October 1, 2011. The returns shown for all periods are the returns of Capital Class shares of the Fund, which are not offered in this prospectus. Daily Class shares would have annual returns substantially similar to those of Capital Class shares because each of the Fund's share classes is invested in the same portfolio of securities, and its returns would differ only to the extent that its expenses differ. The returns shown for Capital Class shares have not been adjusted to reflect any differences in expenses between Daily Class shares and Capital Class shares. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia Government Plus Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.38%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Capital Class Shares	0.03%	2.52%	2.34%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

21

BofA Government Reserves

Investment Objective

BofA Government Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Daily Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.35%
Other expenses	0.26%
Service fee	0.25%
Other	0.01%
Total annual Fund operating expenses	0.86%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.80%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

22

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Daily Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$268	$471	$1,055

Remember this is an example only. Your actual costs may be higher or lower.

23

BofA Government Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and

24

BofA Government Reserves

maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

25

BofA Government Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Daily Class shares of Columbia Government Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Daily Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.26%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Daily Class Shares	0.00%	2.07%	1.82%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

26

BofA Municipal Reserves

Investment Objective

BofA Municipal Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Daily Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.35%
Other expenses	0.27%
Service fee	0.25%
Other	0.02%
Total annual Fund operating expenses	0.87%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.80%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

27

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Daily Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$271	$475	$1,066

Remember this is an example only. Your actual costs may be higher or lower.

28

BofA Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal

29

BofA Municipal Reserves

operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused

30

BofA Municipal Reserves

by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

31

BofA Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Daily Class shares of Columbia Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Daily Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.76%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Daily Class Shares	0.00%	1.50%	1.28%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

32

BofA Tax-Exempt Reserves

Investment Objective

BofA Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Daily Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.35%
Other expenses	0.27%
Service fee	0.25%
Other	0.02%
Total annual Fund operating expenses	0.87%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.80%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

33

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Daily Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$271	$475	$1,066

Remember this is an example only. Your actual costs may be higher or lower.

34

BofA Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate

35

BofA Tax-Exempt Reserves

sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on

36

BofA Tax-Exempt Reserves

the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

37

BofA Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Daily Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Daily Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.75%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Daily Class Shares	0.00%	1.44%	1.23%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

38

BofA Treasury Reserves

Investment Objective

BofA Treasury Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Daily Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.35%
Other expenses	0.26%
Service fee	0.25%
Other	0.01%
Total annual Fund operating expenses	0.86%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.80%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

39

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Daily Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$268	$471	$1,055

Remember this is an example only. Your actual costs may be higher or lower.

40

BofA Treasury Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In

41

BofA Treasury Reserves

addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

42

BofA Treasury Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Daily Class shares of Columbia Treasury Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Daily Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.22%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Daily Class Shares	0.00%	1.89%	1.72%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

43

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day that the Fund is open on the BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723) or by telephone at 888.331.0904. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. Minimum initial investments range from no minimum to $2,500, depending on the type of account. There is no minimum additional investment for Daily Class shares.

Tax Information

A Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

44

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies

This section includes additional information about the Funds' investment objectives and certain strategies and policies that the Funds may utilize in pursuit of their investment objectives.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a fund's yield potential. These requirements generally apply at the time an investment is made. The following summarizes a number of the key requirements. The BofA Funds, like all money market funds:

■  generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit a Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing a Fund's Investment Objective and Policies

Each Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves. BofA California Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Municipal Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Each Fund's investment objective may be changed without shareholder approval. Certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Each Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed in the Principal Investment Strategies section of this prospectus, as applicable, may be changed by the BofA Funds' Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days prior written notice of the change, except that for BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves such 80% investment requirement may only be changed with shareholder approval.

45

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of each Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of a Fund's acquisition of the security or asset.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund's complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning each Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors. Each Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses the BofA Funds may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

46

Management of the Funds

Primary Service Providers

The Advisor, which also serves as the Funds' administrator (the Administrator), and Distributor, both affiliates of Bank of America, currently provide key services to the Funds and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds' portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds' investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recent fiscal year, the amount of aggregate advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15	%*
BofA Cash Reserves	0.15	%*
BofA Government Plus Reserves	0.14	%*
BofA Government Reserves	0.15	%*
BofA Municipal Reserves	0.15	%*
BofA Tax-Exempt Reserves	0.15	%*
BofA Treasury Reserves	0.15	%*

*  Except for BofA Government Plus Reserves, the Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. BofA Government Plus Reserves Fund pays an investment advisory fee of 0.18% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with the Advisor is available in the Funds' semi-annual reports to shareholders for the fiscal period ended February 28, 2011.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds' operations, coordination of the Funds' service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund's average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly, as follows:

Annual Administration Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.10	%*
BofA Cash Reserves	0.10	%*
BofA Government Plus Reserves	0.067	%*
BofA Government Reserves	0.10	%*
BofA Municipal Reserves	0.10	%*
BofA Tax-Exempt Reserves	0.10	%*
BofA Treasury Reserves	0.10	%*

*  Except for BofA Government Plus Reserves, the Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. BofA Government Plus Reserves Fund pays an administration fee of 0.067% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $125 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, including the Advisor, for selling shares and providing services to investors.

47

Management of the Funds

The Transfer Agent

Boston Financial Data Services, Inc., the Funds' transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of a Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is not sufficient to maintain a minimum annualized net yield of 0.00%. These reimbursements are voluntary and may be changed or discontinued by the Distributor or the Advisor at any time.

48

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of their shares;

■  the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

49

About Daily Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Daily Class shares. The Funds also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Daily Class shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Funds' share classes and how to choose among them.

Daily Class Shares
Eligible Investors and Minimum Initial Investments(a)	Daily Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts, including those for which they may provide automated cash management or other services.
Minimum initial investments range from no minimum to $2,500, depending on the type of account.

Investment Limits	none

Front-End Sales Charges	none

Contingent Deferred Sales Charges	none

Maximum Distribution and Service Fees	0.35% distribution fee; 0.25% service fee

(a)  See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor or agent. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

50

About Daily Class Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and each Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund's assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors. Because the fees are paid out of each Fund's assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Funds' Daily Class shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee	Service Fee	Combined Total
Daily Class	0.35%	0.25%	0.60%

The Funds will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The BofA Funds may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

51

About Daily Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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Buying, Selling and Exchanging Shares

Share Price Determination

The Funds each seek to maintain a constant net asset value of $1.00 per share although the BofA Funds cannot guarantee that any Fund will be able to do so. The price you pay or receive when you buy, sell or exchange shares is a Fund's next determined net asset value (or NAV) per share for a given share class. The BofA Funds calculate the net asset value per share for Daily Class shares of the Funds at the following times each business day (unless a Fund closes early):

■  9:45 a.m., 11:00 a.m. and 12:00 noon Eastern time (BofA Municipal Reserves and BofA Tax-Exempt Reserves).

■  9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time (BofA Government Reserves).

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time (BofA Government Plus Reserves).

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time (BofA Cash Reserves and BofA Treasury Reserves).

■  11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves).

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)

NAV	=	– (Liabilities of the share class)

Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

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Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Funds may refuse any order to buy or exchange shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone, or electronic funds transfer or online. If your order is received in "good form" by the following times on a business day (unless a Fund closes early), you will receive the net asset value per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

■  11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves).

■  12:00 noon Eastern time (BofA Municipal Reserves or BofA Tax-Exempt Reserves).

■  2:30 p.m. Eastern time (BofA Government Reserves).

■  4:00 p.m. Eastern time (BofA Government Plus Reserves).

■  5:00 p.m. Eastern time (BofA Cash Reserves or BofA Treasury Reserves).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Funds each seek to maintain a constant net asset value of $1.00 per share, the BofA Funds cannot guarantee that any Fund will be able to do so.

"Good Form"

A purchase order made by any of the permissible means described below is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee if your address of record or bank account information has been changed within the past 30 days, if you are selling amounts equal to or greater than $100,000, a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner or if the proceeds wire for any

54

Buying, Selling and Exchanging Shares

amount is being wired to an account not currently on file or made payable to someone other than the registered owner(s) and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before we will act on instructions received by telephone and routinely record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an

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Buying, Selling and Exchanging Shares

automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. The fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

The BofA Funds reserve the right to change the minimum investment requirements for any Fund. The BofA Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when the BofA Funds believe it is appropriate to do so.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem at any time broker/dealer networked accounts that have account balances of $20 or less.

Excessive Trading Practices

Frequent purchases and sales of fund shares can harm shareholders of certain types of mutual funds in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, the BofA Funds, as money market funds, are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on buy or exchange transactions. The BofA Funds, do, however, reserve the right, but have no obligation, to reject any buy or exchange transaction at any time. In addition, the BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

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Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

The BofA Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, or telephone or online.

Buying Shares

Eligible Investors

Daily Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts, including those for which they may provide automated cash management or other services. Daily Class shares may be offered by Bank of America and its affiliates and certain other financial intermediaries. You can buy Daily Class shares in a single payment, through our Systematic Investment Plan, by automatic investment of dividends, by wire or by electronic funds transfer.

Minimum Initial Investments

The minimum initial investment for Daily Class shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Daily Class shares purchased through omnibus accounts or wrap accounts. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan's investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment for Daily Class shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Automatic Investment of Dividends

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund. Call the BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Daily Class shares of the Funds by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases by a Fedwire, the BofA Funds must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Funds close early). If the BofA Funds receive payment after this time, generally we will cancel the order and return any payment received for cancelled orders. If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Daily Class shares of the Funds by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

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Buying, Selling and Exchanging Shares

Other Purchase Rules You Should Know

■  You buy Daily Class shares at net asset value per share.

■  Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form."

■  The Funds reserve the right to cancel your order if the Transfer Agent does not receive payment within three business days of receiving your buy order. The Transfer Agent will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■  The Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Daily Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in "good form" prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Daily Class shares of the Funds and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you automatically withdraw funds from your Daily Class shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan generally cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you have opened your account, the BofA Funds will require your signature to be Medallion guaranteed.

You can choose to receive your withdrawn funds via check or direct deposit into your bank account. You can cancel the plan by giving the BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904.

Checkwriting Service

You can sell your shares and withdraw money from the Funds using the BofA Funds' free checkwriting service. Contact BofA Funds at 888.331.0904 for individual investors, 800.353.0828 for institutional investors or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial redemptions; you cannot use a check to make a full redemption of the shares you hold in a Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Funds' custodian receives the check for payment. The BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you sell your shares through a selling agent, the Transfer Agent will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  No interest will be paid on uncashed redemption checks.

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Buying, Selling and Exchanging Shares

■  The BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■  Also keep in mind the BofA Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Funds to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Daily Class shares of a Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the BofA Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling the BofA Funds at 888.331.0904.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any BofA Fund; some exceptions apply.

■  The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■  Exchanges are made at net asset value.

■  You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■  You generally may make an exchange only into a BofA Fund that is accepting investments.

■  The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

59

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years. However, the Funds do not generally expect to have material amounts of such carryforwards.

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Distributions and Taxes

Taxes and Your Investment

The Funds will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. Each Fund expects that distributions will consist primarily of ordinary income, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves, which expect that distributions will consist primarily of exempt-interest dividends. In addition, you should be aware of the following:

■  Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and, consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■  For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Funds' ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to a Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  For taxable years beginning on or before December 31, 2012, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%.

■  As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■  Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on

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Distributions and Taxes

your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

62

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its predecessor fund, which was a series of Columbia Funds Series Trust. The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund's predecessor fund and class. Because Daily Class shares of BofA Government Plus Reserves commenced operations on October 1, 2011, no financial highlights are provided for this Fund.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Fund's financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves – Daily Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	0.0054	0.0182	0.0280
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(0.0054)	(0.0182)	(0.0280)
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(e)(f)	0.03%		0.00%	0.54%	1.84%	2.84%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(g)	0.32%		0.35%	0.73%	0.80%	0.80%
Waiver/Reimbursement	0.58%		0.53%	0.16%	0.05%	0.06%
Net Investment Income(g)	—	%(h)	—	0.62%	1.76%	2.80%
Net Assets, End of Period (000s)	$35,567		$273,194	$1,045,609	$1,772,303	$1,538,428

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia California Tax-Exempt Reserves was renamed BofA California Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia California Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia California Tax-Exempt Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

63

Financial Highlights

BofA Cash Reserves – Daily Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	—	0.01		0.03		0.05
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	— (d)	— (e)	—	(e)	—	(e)	— (e)
Total from Investment Operations	— (d)	— (e)	0.01		0.03		0.05
Less Distributions to Shareholders:
From Net Investment Income	—	—	(0.01)		(0.03)		(0.05)
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(f)(g)	0.00%	0.00%	0.65	%(h)	3.10	%(h)	4.67%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(i)	0.32%	0.34%	0.75%		0.80%		0.80%
Waiver/Reimbursement	0.56%	0.54%	0.16%		0.05%		0.06%
Net Investment Income(i)	—	—	0.71%		3.07%		4.57%
Net Assets, End of Period (000s)	$1,672,737	$7,097,157	$12,642,466		$17,730,933		$20,080,558

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to two decimal places.

(b)  On May 1, 2010, Columbia Cash Reserves was renamed BofA Cash Reserves.

(c)  On December 31, 2009, Columbia Cash Reserves, a series of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Cash Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.59)% and 2.12%, respectively.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

64

Financial Highlights

BofA Government Reserves – Daily Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—		0.0036	0.0274		0.0448
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(e)	(0.0036)	(0.0274)		(0.0448)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return(f)(g)	0.00	%(h)	0.00	%(g)	0.36%	2.77	%(i)	4.57%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(j)	0.16%		0.16%		0.56%	0.80%		0.80%
Waiver/Reimbursement	0.70%		0.70%		0.29%	0.05%		0.06%
Net Investment Income(j)	—	%(h)	—		0.36%	2.57	%(i)	4.48%
Net Assets, End of Period (000s)	$106,178		$469,892		$1,022,642	$898,522		$719,973

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Government Reserves was renamed BofA Government Reserves.

(c)  On December 31, 2009, Columbia Government Reserves, a series of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Government Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Rounds to less than 0.01%.

(i)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

65

Financial Highlights

BofA Municipal Reserves – Daily Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	0.0071	0.0206	0.0291
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(0.0071)	(0.0206)	(0.0291)
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(e)(f)	0.00	%(g)	0.00%	0.71%	2.08%	2.95%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(h)	0.35%		0.39%	0.78%	0.80%	0.80%
Waiver/Reimbursement	0.52%		0.47%	0.10%	0.05%	0.06%
Net Investment Income(h)	—	%(g)	—	0.78%	1.99%	2.91%
Net Assets, End of Period (000s)	$88,455		$452,671	$1,347,281	$1,990,097	$1,562,589

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Municipal Reserves was renamed BofA Municipal Reserves.

(c)  On December 31, 2009, Columbia Municipal Reserves, a series of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Municipal Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Rounds to less than $0.01.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

66

Financial Highlights

BofA Tax-Exempt Reserves – Daily Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	(e)	0.0062	0.0194		0.0287
Net Realized Gain on Investments	—	(d)	—	(e)	— (e)	—	(e)	— (e)
Total from Investment Operations	—	(d)	—	(e)	0.0062	0.0194		0.0287
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(e)	(0.0062)	(0.0194)		(0.0287)
From Net Realized Gains	—	(d)	—		—	—		—
Total Distributions to Shareholders	—	(d)	—	(e)	(0.0062)	(0.0194)		(0.0287)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return(f)(g)	0.00	%(h)	0.00	%(h)	0.62%	1.96	%(i)	2.90%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(j)	0.30%		0.34%		0.76%	0.80%		0.80%
Waiver/Reimbursement	0.57%		0.53%		0.12%	0.06%		0.06%
Net Investment Income(j)	—	%(h)	—		0.64%	1.56	%(i)	2.86%
Net Assets, End of Period (000s)	$6,093		$38,206		$59,499	$95,228		$29,191

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Tax-Exempt Reserves was renamed BofA Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Tax-Exempt Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Rounds to less than 0.01%.

(i)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

67

Financial Highlights

BofA Treasury Reserves – Daily Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	0.0007	0.0222	0.0443
Less Distributions to Shareholders:
From Net Investment Income	—		—	(0.0007)	(0.0222)	(0.0443)
Increase from Contribution from Advisor	—	(d)	—	—	—	—
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(e)(f)	0.00	%(g)	0.00%	0.07%	2.25%	4.52%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(h)	0.17%		0.17%	0.34%	0.79%	0.80%
Waiver/Reimbursement	0.69%		0.69%	0.51%	0.06%	0.06%
Net Investment Income(h)	—	%(i)	—	0.06%	2.11%	4.42%
Net Assets, End of Period (000s)	$143,382		$697,764	$1,153,305	$1,159,298	$882,296

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Treasury Reserves was renamed BofA Treasury Reserves.

(c)  On December 31, 2009, Columbia Treasury Reserves, a series of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Treasury Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

68

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Daily Class shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA California Tax-Exempt Reserves – Daily Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.90%	8.47%	$10,847.22	$95.70
3	15.76%	0.90%	12.92%	$11,291.96	$99.63
4	21.55%	0.90%	17.55%	$11,754.93	$103.71
5	27.63%	0.90%	22.37%	$12,236.88	$107.96
6	34.01%	0.90%	27.39%	$12,738.59	$112.39
7	40.71%	0.90%	32.61%	$13,260.87	$117.00
8	47.75%	0.90%	38.05%	$13,804.57	$121.79
9	55.13%	0.90%	43.71%	$14,370.56	$126.79
10	62.89%	0.90%	49.60%	$14,959.75	$131.99
Total Gain After Fees & Expenses				$4,959.75
Total Annual Fees & Expenses					$1,098.64

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

69

Hypothetical Fees and Expenses

BofA Cash Reserves – Daily Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.88%	8.49%	$10,849.30	$93.58
3	15.76%	0.88%	12.96%	$11,296.30	$97.44
4	21.55%	0.88%	17.62%	$11,761.70	$101.46
5	27.63%	0.88%	22.46%	$12,246.28	$105.64
6	34.01%	0.88%	27.51%	$12,750.83	$109.99
7	40.71%	0.88%	32.76%	$13,276.17	$114.52
8	47.75%	0.88%	38.23%	$13,823.14	$119.24
9	55.13%	0.88%	43.93%	$14,392.66	$124.15
10	62.89%	0.88%	49.86%	$14,985.64	$129.26
Total Gain After Fees & Expenses				$4,985.64
Total Annual Fees & Expenses					$1,076.96

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Plus Reserves – Daily Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.91%	8.46%	$10,846.18	$96.76
3	15.76%	0.91%	12.90%	$11,289.79	$100.72
4	21.55%	0.91%	17.52%	$11,751.54	$104.84
5	27.63%	0.91%	22.32%	$12,232.18	$109.13
6	34.01%	0.91%	27.32%	$12,732.47	$113.59
7	40.71%	0.91%	32.53%	$13,253.23	$118.23
8	47.75%	0.91%	37.95%	$13,795.29	$123.07
9	55.13%	0.91%	43.60%	$14,359.52	$128.10
10	62.89%	0.91%	49.47%	$14,946.82	$133.34
Total Gain After Fees & Expenses				$4,946.82
Total Annual Fees & Expenses					$1,109.46

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

70

Hypothetical Fees and Expenses

BofA Government Reserves – Daily Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.86%	8.51%	$10,851.39	$91.47
3	15.76%	0.86%	13.01%	$11,300.64	$95.25
4	21.55%	0.86%	17.68%	$11,768.48	$99.20
5	27.63%	0.86%	22.56%	$12,255.70	$103.30
6	34.01%	0.86%	27.63%	$12,763.08	$107.58
7	40.71%	0.86%	32.91%	$13,291.47	$112.03
8	47.75%	0.86%	38.42%	$13,841.74	$116.67
9	55.13%	0.86%	44.15%	$14,414.79	$121.50
10	62.89%	0.86%	50.12%	$15,011.56	$126.53
Total Gain After Fees & Expenses				$5,011.56
Total Annual Fees & Expenses					$1,055.21

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Municipal Reserves – Daily Class Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.87%	8.50%	$10,850.35	$92.53
3	15.76%	0.87%	12.98%	$11,298.47	$96.35
4	21.55%	0.87%	17.65%	$11,765.09	$100.33
5	27.63%	0.87%	22.51%	$12,250.99	$104.47
6	34.01%	0.87%	27.57%	$12,756.96	$108.78
7	40.71%	0.87%	32.84%	$13,283.82	$113.28
8	47.75%	0.87%	38.32%	$13,832.44	$117.96
9	55.13%	0.87%	44.04%	$14,403.72	$122.83
10	62.89%	0.87%	49.99%	$14,998.59	$127.90
Total Gain After Fees & Expenses				$4,998.59
Total Annual Fees & Expenses					$1,066.11

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

71

Hypothetical Fees and Expenses

BofA Tax-Exempt Reserves – Daily Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.87%	8.50%	$10,850.35	$92.53
3	15.76%	0.87%	12.98%	$11,298.47	$96.35
4	21.55%	0.87%	17.65%	$11,765.09	$100.33
5	27.63%	0.87%	22.51%	$12,250.99	$104.47
6	34.01%	0.87%	27.57%	$12,756.96	$108.78
7	40.71%	0.87%	32.84%	$13,283.82	$113.28
8	47.75%	0.87%	38.32%	$13,832.44	$117.96
9	55.13%	0.87%	44.04%	$14,403.72	$122.83
10	62.89%	0.87%	49.99%	$14,998.59	$127.90
Total Gain After Fees & Expenses				$4,998.59
Total Annual Fees & Expenses					$1,066.11

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Treasury Reserves – Daily Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.86%	8.51%	$10,851.39	$91.47
3	15.76%	0.86%	13.01%	$11,300.64	$95.25
4	21.55%	0.86%	17.68%	$11,768.48	$99.20
5	27.63%	0.86%	22.56%	$12,255.70	$103.30
6	34.01%	0.86%	27.63%	$12,763.08	$107.58
7	40.71%	0.86%	32.91%	$13,291.47	$112.03
8	47.75%	0.86%	38.42%	$13,841.74	$116.67
9	55.13%	0.86%	44.15%	$14,414.79	$121.50
10	62.89%	0.86%	50.12%	$15,011.56	$126.53
Total Gain After Fees & Expenses				$5,011.56
Total Annual Fees & Expenses					$1,055.21

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

72

Notes

73

Notes

74

Notes

75

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Funds
Daily Class Shares

Prospectus, January 1, 2012

For More Information

You will find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or 800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

© 2011 Bank of America Corporation. All rights reserved.
100 Federal Street, Boston, MA 02110
888.331.0904 www.bofacapital.com

INT-36/190909-0112

BofA Funds

Prospectus

January 1, 2012

Investor II Class Shares

■  BofA Cash Reserves (NPRXX)

■  BofA Government Plus Reserves (BOGXX)

■  BofA Government Reserves (NGAXX)

■  BoA Treasury Reserves (NTSXX)

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Cash Reserves	3

BofA Government Plus Reserves	10

BofA Government Reserves	15

BofA Treasury Reserves	20

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation	25

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies	26

Management of the Funds	28

Primary Service Providers	28

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	30

About Investor II Class Shares	31

Description of the Share Class	31

Distribution and Service Fees	32

Shareholder Administration Fee	33

Financial Intermediary Compensation	34

Buying, Selling and Exchanging Shares	35

Share Price Determination	35

Transaction Rules and Policies	36

Opening an Account and Placing Orders	39

Distributions and Taxes	42

Financial Highlights	45

Hypothetical Fees and Expenses	48

Icons Guide

  Investment Objective

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Fees and Expenses

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

2

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor II Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor II Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.38%
Service fee	0.25%
Shareholder administration fee	0.10%
Other	0.03%
Total annual Fund operating expenses	0.73%
Fee waivers and/or reimbursements(a)(b)	-0.08%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.65%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

3

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor II Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor II Class Shares	$66	$225	$398	$899

Remember this is an example only. Your actual costs may be higher or lower.

4

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate

5

BofA Cash Reserves

sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage

6

BofA Cash Reserves

Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

7

BofA Cash Reserves

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls or capital repatriation limitation; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

8

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Class A shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor II Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	1.21%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Investor II Class Shares (5/13/02)	0.00%	2.32%	1.91%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 25 of the prospectus.

9

BofA Government Plus Reserves

Investment Objective

BofA Government Plus Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor II Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor II Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.41%
Service fee	0.25%
Shareholder administration fee	0.10%
Other	0.06%
Total annual Fund operating expenses	0.76%
Fee waivers and/or reimbursements(a)(b)	-0.11%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.65%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.16% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

10

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor II Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor II Class Shares	$66	$232	$412	$932

Remember this is an example only. Your actual costs may be higher or lower.

11

BofA Government Plus Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund purchases only first-tier securities that consist of these obligations and repurchase agreements. These obligations may have fixed, floating or variable rates of interest.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In

12

BofA Government Plus Reserves

addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

13

BofA Government Plus Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. Investor II Class shares of the Fund commenced operations on October 1, 2011. The returns shown for all periods are the returns of Capital Class shares of the Fund, which are not offered in this prospectus. Investor II Class shares would have annual returns substantially similar to those of Capital Class shares because each of the Fund's share classes is invested in the same portfolio of securities, and its returns would differ only to the extent that its expenses differ. The returns shown for Capital Class shares have not been adjusted to reflect any differences in expenses between Investor II Class shares and Capital Class shares. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia Government Plus Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.38%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 Years
Capital Class Shares	0.03%	2.52%	2.34%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 25 of the prospectus.

14

BofA Government Reserves

Investment Objective

BofA Government Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor II Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor II Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.36%
Service fee	0.25%
Shareholder administration fee	0.10%
Other	0.01%
Total annual Fund operating expenses	0.71%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.65%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

15

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor II Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor II Class Shares	$66	$221	$389	$877

Remember this is an example only. Your actual costs may be higher or lower.

16

BofA Government Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and

17

BofA Government Reserves

maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

18

BofA Government Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Class A shares of Columbia Government Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor II Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2006:	1.18%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Investor II Class Shares (5/13/02)	0.00%	2.17%	1.79%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 25 of the prospectus.

19

BofA Treasury Reserves

Investment Objective

BofA Treasury Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor II Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor II Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.36%
Service fee	0.25%
Shareholder administration fee	0.10%
Other	0.01%
Total annual Fund operating expenses	0.71%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.65%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

20

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor II Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor II Class Shares	$66	$221	$389	$877

Remember this is an example only. Your actual costs may be higher or lower.

21

BofA Treasury Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money

22

BofA Treasury Reserves

market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

23

BofA Treasury Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Class A shares of Columbia Treasury Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor II Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	4	th quarter 2006:	1.18%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Investor II Class Shares (5/13/02)	0.00%	1.97%	1.66%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 25 of the prospectus.

24

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day that the Fund is open on the BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723) or by telephone at 888.331.0904. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. Minimum initial investments for Investor II Class (formerly known as Class A) shares of a Fund range from no minimum to $2,500, depending on the type of account. There is no minimum additional investment for Investor II Class shares.

Tax Information

A Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

25

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies

This section includes additional information about the Funds' investment objectives and certain strategies and policies that the Funds may utilize in pursuit of their investment objectives.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a fund's yield potential. These requirements generally apply at the time an investment is made. The following summarizes a number of the key requirements. The BofA Funds, like all money market funds:

■  generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit a Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing a Fund's Investment Objective and Policies

Each Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Each Fund's investment objective may be changed without shareholder approval. Certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Each Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed in the Principal Investment Strategies section of this prospectus, as applicable, may be changed by the BofA Funds' Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days prior written notice of the change.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of each Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of a Fund's acquisition of the security or asset.

26

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund's complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning each Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors. Each Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses the BofA Funds may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

27

Management of the Funds

Primary Service Providers

The Advisor, which also serves as the Funds' administrator (the Administrator), and Distributor, both affiliates of Bank of America, currently provide key services to the Funds and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds' portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds' investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recent fiscal year, the amount of aggregate advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,
as a % of Average Daily Net Assets

BofA Cash Reserves	0.15	%*
BofA Government Plus Reserves	0.14	%*
BofA Government Reserves	0.15	%*
BofA Treasury Reserves	0.15	%*

*  Except for BofA Government Plus Reserves, the Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. BofA Government Plus Reserves Fund pays an investment advisory fee of 0.18% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with the Advisor is available in the Funds' semi-annual reports to shareholders for the fiscal period ended February 28, 2011.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds' operations, coordination of the Funds' service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund's average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly, as follows:

Annual Administration Fee,
as a % of Average Daily Net Assets

BofA Cash Reserves	0.10	%*
BofA Government Plus Reserves	0.067	%*
BofA Government Reserves	0.10	%*
BofA Treasury Reserves	0.10	%*

*  Except for BofA Government Plus Reserves, the Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. BofA Government Plus Reserves Fund pays an administration fee of 0.067% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $125 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, including the Advisor, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Funds' transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping

28

Management of the Funds

shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of a Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is not sufficient to maintain a minimum annualized net yield of 0.00%. These reimbursements are voluntary and may be changed or discontinued by the Distributor or the Advisor at any time.

29

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of their shares;

■  the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

30

About Investor II Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Investor II Class shares. The Funds also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Investor II Class shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Funds' share classes and how to choose among them.

Investor II Class Shares
Eligible Investors and Minimum Initial Investments(a)	Investor II Class (formerly known as Class A) shares are available to the general public for investment. Minimum initial investments range from no minimum to $2,500, depending on the type of account.

Investment Limits	none

Front-End Sales Charges	none

Contingent Deferred Sales Charges	none

Maximum Distribution and Service Fees	0.10% distribution fee; 0.25% service fee

Maximum Shareholder Administration Fee	0.10%

(a)  See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor or agent. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

31

About Investor II Class Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and each Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund's assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors. Because the fees are paid out of each Fund's assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Funds' Investor II Class shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee	Service Fee	Combined Total
Investor II Class	0.10%	0.25%	0.35%

The Funds will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The BofA Funds may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

32

About Investor II Class Shares

Shareholder Administration Fee

Pursuant to the shareholder administration plan for Investor II Class shares adopted by the Board, the Funds pay the Advisor, the Distributor and/or eligible selling and/or servicing agents a shareholder administration fee in addition to the fees they pay the Administrator for overseeing the administrative operations of the Funds. These fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible selling and/or servicing agents for the shareholder administration services they provide. Because the fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder administration fee (as an annual % of average daily net assets) applicable to the Funds' Investor II Class shares:

Shareholder Administration Fee

Investor II Class	0.10%

The Funds will pay these fees to the Advisor, the Distributor and/or to eligible selling and/or servicing agents, for as long as the shareholder administration plan for Investor II Class shares continues. BofA Funds may reduce or discontinue payments at any time.

33

About Investor II Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

34

Buying, Selling and Exchanging Shares

Share Price Determination

The Funds each seek to maintain a constant net asset value of $1.00 per share although the BofA Funds cannot guarantee that any Fund will be able to do so. The price you pay or receive when you buy, sell or exchange shares is a Fund's next determined net asset value (or NAV) per share for a given share class. The BofA Funds calculate the net asset value per share for Investor II Class shares of the Funds at the following times each business day (unless a Fund closes early):

■  9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time (BofA Government Reserves).

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time (BofA Government Plus Reserves).

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time (BofA Cash Reserves and BofA Treasury Reserves).

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)

NAV	=	– (Liabilities of the share class)

Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

35

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Funds may refuse any order to buy or exchange shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone or electronic funds transfer or online. If your order is received in "good form" by the following times on a business day (unless a Fund closes early), you will receive the net asset value per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

■  2:30 p.m. Eastern time (BofA Government Reserves).

■  4:00 p.m. Eastern time (BofA Government Plus Reserves).

■  5:00 p.m. Eastern time (BofA Cash Reserves or BofA Treasury Reserves).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Funds each seek to maintain a constant net asset value of $1.00 per share, the BofA Funds cannot guarantee that any Fund will be able to do so.

"Good Form"

A purchase order made by any of the permissible means described below is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee if your address of record or bank account information has been changed within the past 30 days, if you are selling amounts equal to or greater than $100,000, a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner or if the proceeds wire for any

36

Buying, Selling and Exchanging Shares

amount is being wired to an account not currently on file or made payable to someone other than the registered owner(s) and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before we will act on instructions received by telephone and routinely record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an

37

Buying, Selling and Exchanging Shares

automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. The fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

The BofA Funds reserve the right to change the minimum investment requirements for any Fund. The BofA Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when the BofA Funds believe it is appropriate to do so.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem at any time broker/dealer networked accounts that have account balances of $20 or less.

Excessive Trading Practices

Frequent purchases and sales of fund shares can harm shareholders of certain types of mutual funds in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, the BofA Funds, as money market funds, are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on buy or exchange transactions. The BofA Funds, do, however, reserve the right, but have no obligation, to reject any buy or exchange transaction at any time. In addition, the BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

38

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

The BofA Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail or telephone or online.

Buying Shares

Eligible Investors

Investor II Class shares are available to the general public for investment. Once you have opened an account, you can buy Investor II Class shares in a single payment, through our Systematic Investment Plan, by automatic investment of dividends, by wire or by electronic funds transfer.

Minimum Initial Investments

The minimum initial investment for Investor II Class shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Investor II Class shares purchased through omnibus accounts or wrap accounts. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan's investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment for Investor II Class shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Automatic Investment of Dividends

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund. Call the BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Investor II Class shares of the Funds by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases by a Fedwire, the BofA Funds must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Funds close early). If the BofA Funds receive payment after this time, generally we will cancel the order and return any payment received for cancelled orders. If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Investor II Class shares of the Funds by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■  You buy Investor II Class shares at net asset value per share.

■  Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form."

■  The Funds reserve the right to cancel your order if the Transfer Agent does not receive payment within three business days of receiving your buy order. The Transfer Agent will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■  The Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

39

Buying, Selling and Exchanging Shares

■  Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Investor II Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in "good form" prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Investor II Class shares of the Funds and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you automatically withdraw funds from your Investor II Class shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan generally cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you have opened your account, the BofA Funds will require your signature to be Medallion guaranteed.

You can choose to receive your withdrawn funds via check or direct deposit into your bank account. You can cancel the plan by giving the BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904.

Checkwriting Service

You can sell your shares and withdraw money from the Funds using the BofA Funds' free checkwriting service. Contact BofA Funds at 888.331.0904 for individual investors, 800.353.0828 for institutional investors or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial redemptions; you cannot use a check to make a full redemption of the shares you hold in a Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Funds' custodian receives the check for payment. The BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you sell your shares through a selling agent, the Transfer Agent will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  No interest will be paid on uncashed redemption checks.

■  The BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■  Also keep in mind the BofA Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

40

Buying, Selling and Exchanging Shares

Exchanging Shares

You can generally sell shares of the Funds to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Investor II Class shares of a Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling the BofA Funds at 888.331.0904.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any BofA Fund; some exceptions apply.

■  The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■  Exchanges are made at net asset value.

■  You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■  You generally may make an exchange only into a BofA Fund that is accepting investments.

■  The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

41

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years. However, the Funds do not generally expect to have material amounts of such carryforwards.

42

Distributions and Taxes

Taxes and Your Investment

The Funds will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. Each Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■  Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and, consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■  For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Funds' ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to a Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  For taxable years beginning on or before December 31, 2012, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%.

■  As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■  Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

43

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

44

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its predecessor fund, which was a series of Columbia Funds Series Trust. The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund's predecessor fund and class. Because Investor II Class shares of BofA Government Plus Reserves commenced operations on October 1, 2011, no financial highlights are provided for this Fund. Effective October 1, 2011, Class A shares were renamed Investor II Class shares.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Fund's financial statements are also incorporated by reference into the SAI.

BofA Cash Reserves – Investor II Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007(d)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	—	0.01		0.03		0.05
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	— (e)	— (f)	—	(f)	—	(f)	—
Total from Investment Operations	— (e)	— (f)	0.01		0.03		0.05
Less Distributions to Shareholders:
From Net Investment Income	—	—	(0.01)		(0.03)		(0.05)
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(g)(h)	0.00%	0.00%	0.74	%(i)(j)	3.26	%(i)(j)	4.83%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(k)	0.32%	0.33%	0.66%		0.65%		0.65%
Waiver/Reimbursement	0.41%	0.40%	0.10%		0.05%		0.06%
Net Investment Income(k)	—	—	0.94%		3.03	%(j)	4.73%
Net Assets, End of Period (000s)	$31,245	$56,305	$382,035		$692,142		$391,997

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to two decimal places.

(b)  On May 1, 2010, Columbia Cash Reserves was renamed BofA Cash Reserves.

(c)  On December 31, 2009, Columbia Cash Reserves, a series of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Cash Reserves.

(d)  On May 30, 2007, Market Class shares were exchanged for Class A shares.

(e)  Rounds to less than $0.001 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.50)% and 2.27%, respectively.

(j)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

45

Financial Highlights

BofA Government Reserves – Investor II Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007(d)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(e)	—		0.0043	0.0290	0.0463
Less Distributions to Shareholders:
From Net Investment Income	—	(e)	—	(f)	(0.0043)	(0.0290)	(0.0463)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(g)(h)	0.00	%(i)	0.00	%(i)	0.43%	2.94%	4.73%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(j)	0.15%		0.16%		0.51%	0.65%	0.65%
Waiver/Reimbursement	0.56%		0.55%		0.19%	0.05%	0.06%
Net Investment Income(j)	—	%(i)	—		0.41%	2.84%	4.63%
Net Assets, End of Period (000s)	$1,432		$1,943		$13,777	$11,110	$13,497

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Government Reserves was renamed BofA Government Reserves.

(c)  On December 31, 2009, Columbia Government Reserves, a series of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Government Reserves.

(d)  On May 30, 2007, Market Class shares were exchanged for Class A shares.

(e)  Rounds to less than $0.001 per share.

(f)  Rounds to less than $0.0001 per share.

(g)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Rounds to less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

46

Financial Highlights

BofA Treasury Reserves – Investor II Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007(d)
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(e)	—	0.0009	0.0237	0.0458
Less Distributions to Shareholders:
From Net Investment Income	—		—	(0.0009)	(0.0237)	(0.0458)
Increase from Contribution from Advisor	—	(e)	—	—	—	—
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(f)(g)	0.00	%(h)	0.00%	0.09%	2.40%	4.67%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(i)	0.16%		0.17%	0.34%	0.65%	0.65%
Waiver/Reimbursement	0.55%		0.54%	0.36%	0.05%	0.06%
Net Investment Income(i)	—	%(j)	—	0.12%	2.53%	4.57%
Net Assets, End of Period (000s)	$107,653		$170,781	$200,805	$377,207	$647,929

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Treasury Reserves was renamed BofA Treasury Reserves.

(c)  On December 31, 2009, Columbia Treasury Reserves, a series of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Treasury Reserves.

(d)  On May 30, 2007, Market Class shares were exchanged for Class A shares.

(e)  Rounds to less than $0.001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

47

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Investor II Class shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Cash Reserves – Investor II Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.65%	4.35%	$10,435.00	$66.41
2	10.25%	0.73%	8.81%	$10,880.57	$77.80
3	15.76%	0.73%	13.45%	$11,345.18	$81.12
4	21.55%	0.73%	18.30%	$11,829.61	$84.59
5	27.63%	0.73%	23.35%	$12,334.74	$88.20
6	34.01%	0.73%	28.61%	$12,861.43	$91.97
7	40.71%	0.73%	34.11%	$13,410.61	$95.89
8	47.75%	0.73%	39.83%	$13,983.25	$99.99
9	55.13%	0.73%	45.80%	$14,580.33	$104.26
10	62.89%	0.73%	52.03%	$15,202.91	$108.71
Total Gain After Fees & Expenses				$5,202.91
Total Annual Fees & Expenses					$898.94

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

48

Hypothetical Fees and Expenses

BofA Government Plus Reserves – Investor II Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.65%	4.35%	$10,435.00	$66.41
2	10.25%	0.76%	8.77%	$10,877.44	$80.99
3	15.76%	0.76%	13.39%	$11,338.65	$84.42
4	21.55%	0.76%	18.19%	$11,819.41	$88.00
5	27.63%	0.76%	23.21%	$12,320.55	$91.73
6	34.01%	0.76%	28.43%	$12,842.94	$95.62
7	40.71%	0.76%	33.87%	$13,387.48	$99.68
8	47.75%	0.76%	39.55%	$13,955.11	$103.90
9	55.13%	0.76%	45.47%	$14,546.81	$108.31
10	62.89%	0.76%	51.64%	$15,163.59	$112.90
Total Gain After Fees & Expenses				$5,163.59
Total Annual Fees & Expenses					$931.96

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Reserves – Investor II Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.65%	4.35%	$10,435.00	$66.41
2	10.25%	0.71%	8.83%	$10,882.66	$75.68
3	15.76%	0.71%	13.50%	$11,349.53	$78.92
4	21.55%	0.71%	18.36%	$11,836.42	$82.31
5	27.63%	0.71%	23.44%	$12,344.20	$85.84
6	34.01%	0.71%	28.74%	$12,873.77	$89.52
7	40.71%	0.71%	34.26%	$13,426.06	$93.36
8	47.75%	0.71%	40.02%	$14,002.03	$97.37
9	55.13%	0.71%	46.03%	$14,602.72	$101.55
10	62.89%	0.71%	52.29%	$15,229.18	$105.90
Total Gain After Fees & Expenses				$5,229.18
Total Annual Fees & Expenses					$876.86

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

49

Hypothetical Fees and Expenses

BofA Treasury Reserves – Investor II Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.65%	4.35%	$10,435.00	$66.41
2	10.25%	0.71%	8.83%	$10,882.66	$75.68
3	15.76%	0.71%	13.50%	$11,349.53	$78.92
4	21.55%	0.71%	18.36%	$11,836.42	$82.31
5	27.63%	0.71%	23.44%	$12,344.20	$85.84
6	34.01%	0.71%	28.74%	$12,873.77	$89.52
7	40.71%	0.71%	34.26%	$13,426.06	$93.36
8	47.75%	0.71%	40.02%	$14,002.03	$97.37
9	55.13%	0.71%	46.03%	$14,602.72	$101.55
10	62.89%	0.71%	52.29%	$15,229.18	$105.90
Total Gain After Fees & Expenses				$5,229.18
Total Annual Fees & Expenses					$876.86

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

50

Notes

51

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Funds
Investor II Class Shares

Prospectus, January 1, 2012

For More Information

You will find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or 800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

© 2011 Bank of America Corporation. All rights reserved.
100 Federal Street, Boston, MA 02110
888.331.0904 www.bofacapital.com

INT-36/190808-0112

BofA Funds

Prospectus

January 1, 2012

Marsico Shares

■  BofA Cash Reserves (NMOXX)

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Advisory services provided by BofA Advisors, LLC. Securities are offered through BofA Distributors, Inc., nonbank subsidiaries of

BofA Cash Reserves	3

Investment Objective	3

Fees and Expenses of the Fund	3

Principal Investment Strategies	5

Principal Risks	5

Performance Information	9

Investment Advisor	10

Purchase and Sale of Fund Shares	10

Tax Information	10

Payments to Broker-Dealers and Other Financial Intermediaries	10

Additional Information About the Fund and Its Investment Objective, Strategies and Policies	11

Management of the Fund	13

Primary Service Providers	13

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	15

About Marsico Shares	16

Description of the Share Class	16

Service Fee	17

Shareholder Administration Fee	17

Financial Intermediary Compensation	18

Buying, Selling and Exchanging Shares	19

Share Price Determination	19

Transaction Rules and Policies	20

Opening an Account and Placing Orders	23

Distributions and Taxes	25

Financial Highlights	28

Hypothetical Fees and Expenses	29

Icons Guide

  Investment Objective

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Fees and Expenses

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

2

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Marsico Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Marsico Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.38%
Service fee	0.25%
Shareholder administration fee	0.10%
Other	0.03%
Total annual Fund operating expenses	0.63%
Fee waivers and/or reimbursements(a)(b)	-0.08%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

3

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Marsico shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Marsico Shares	$56	$194	$343	$779

Remember this is an example only. Your actual costs may be higher or lower.

4

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal

5

BofA Cash Reserves

operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the

6

BofA Cash Reserves

U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile

7

BofA Cash Reserves

or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls or capital repatriation limitation; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

8

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Marsico shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Marsico shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	1.23%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Marsico Shares (5/13/02)	0.00%	2.39%	1.99%

9

BofA Cash Reserves

Investment Advisor

BofA Advisors, LLC

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day that the Fund is open on the BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723) or by telephone at 888.331.0904. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. Minimum initial investments for Marsico shares of the Fund range from $500 to $2,500, depending on the type of account. The minimum additional investment for Marsico shares is $100.

Tax Information

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

10

BofA Cash Reserves

Additional Information About the Fund and Its Investment Objective, Strategies and Policies

This section includes additional information about the Fund's investment objective and certain strategies and policies that the Fund may utilize in pursuit of its investment objective.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a fund's yield potential. These requirements generally apply at the time an investment is made. The following summarizes a number of the key requirements. The BofA Funds, like all money market funds:

■  generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit the Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund's Investment Objective and Policies

The Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity. The Fund's investment objective may be changed without shareholder approval. Certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's acquisition of the security or asset.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund's complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

11

BofA Cash Reserves

In addition, more current information concerning the Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses the BofA Funds may, if prior consent has been provided, mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

12

Management of the Fund

Primary Service Providers

The Advisor, which also serves as the Fund's administrator (the Administrator), and Distributor, both affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund's portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund's investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Fund's most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund is shown in the following chart.

Annual Advisory Fee
as a % of Average Daily Net Assets

BofA Cash Reserves	0.15	%*

*  The Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement with the Advisor is available in the Fund's semi-annual report to shareholders for the fiscal period ended February 28, 2011.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund's operations, coordination of the Fund's service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund's average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly, as follows:

Annual Administration Fee
as a % of Average Daily Net Assets

BofA Cash Reserves	0.10	%*

*  The Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates, including the Advisor, may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Fund's transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the

13

Management of the Fund

Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is not sufficient to maintain a minimum annualized net yield of 0.00%. These reimbursements are voluntary and may be changed or discontinued by the Distributor or the Advisor at any time.

14

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■  the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

15

About Marsico Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Marsico shares. The Fund also offers other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Marsico shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Fund's share classes and how to choose among them.

Marsico Shares
Eligible Investors and Minimum Initial Investments(a)	Marsico shares are available only to investors in the Marsico Emerging Markets Fund, the Marsico Flexible Capital Fund, the Marsico Focus Fund, the Marsico Global Fund, the Marsico Growth Fund, the Marsico 21st Century Fund and the Marsico International Opportunities Fund (the Marsico Funds).
The minimum initial investment amounts for Marsico shares range from $500 to $2,500, depending on the type of account.

Investment Limits	none

Front-End Sales Charges	none

Contingent Deferred Sales Charges	none

Maximum Service Fee	0.25%

Maximum Shareholder Administration Fee	0.10%

(a)  See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor or agent. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

16

About Marsico Shares

Service Fee

Pursuant to a shareholder servicing plan, the Fund pays its servicing agent, UMB Fund Services, Inc., a fee for providing services to investors. This fee is calculated daily and paid monthly. Because the fee is paid out of the Fund's assets on an ongoing basis, it will increase the cost of your investment over time.

The table below shows the maximum annual shareholder servicing fee (as an annual % of average daily net assets) applicable to the Fund's Marsico shares:

Service Fee

Marsico Shares	0.25%

The Fund will pay this fee to its servicing agent, UMB Fund Services, Inc., for as long as the shareholder servicing plan for Marsico shares continues. The Fund may reduce or discontinue payments at any time.

Shareholder Administration Fee

Pursuant to the shareholder administration plan for Marsico shares adopted by the Board, the Fund pays the Advisor, the Distributor and/or eligible selling and/or servicing agents a shareholder administration fee in addition to the fees it pays the Administrator for overseeing the administrative operations of the Fund. These fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible selling and/or servicing agents for the shareholder administration services they provide. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder administration fee (as an annual % of average daily net assets) applicable to the Fund's Marsico shares:

Shareholder Administration Fee

Marsico Shares	0.10%

The Fund will pay these fees to the Advisor, the Distributor and/or to eligible selling and/or servicing agents, for as long as the shareholder administration plan for Marsico shares continues. The Fund may reduce or discontinue payments at any time.

17

About Marsico Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

18

Buying, Selling and Exchanging Shares

Share Price Determination

The Fund seeks to maintain a constant net asset value of $1.00 per share although the BofA Funds cannot guarantee that the Fund will be able to do so. The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The BofA Funds calculate the net asset value per share for Marsico shares of the Fund at the following times each business day (unless the Fund closes early):

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time.

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)

NAV	=	– (Liabilities of the share class)

Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

19

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone or electronic funds transfer or online. If your order is received in "good form" by the following time on a business day (unless the Fund closes early), you will receive the net asset value per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

■  5:00 p.m. Eastern time (BofA Cash Reserves).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, the BofA Funds cannot guarantee that the Fund will be able to do so.

"Good Form"

A purchase order made by any of the permissible means described below is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee if your address of record or bank account information has been changed within the past 30 days, if you are selling amounts equal to or greater than $100,000, a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner or if the proceeds wire for any amount is being wired to an account not currently on file or made payable to someone other than the registered owner(s) and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services,

20

Buying, Selling and Exchanging Shares

Inc., P.O. Box 8723, Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before we will act on instructions received by telephone and routinely record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. The fee will be

21

Buying, Selling and Exchanging Shares

paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

The BofA Funds reserve the right to change the minimum investment requirements for any Fund. The BofA Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when the BofA Funds believe it is appropriate to do so.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem at any time broker/dealer networked accounts that have account balances of $20 or less.

Excessive Trading Practices

Frequent purchases and sales of fund shares can harm shareholders of certain types of mutual funds in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds, as money market funds, are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. The BofA Funds, do, however, reserve the right, but have no obligation, to reject any buy or exchange transaction at any time. In addition, the BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

22

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

The BofA Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail or telephone or online.

Buying Shares

Eligible Investors

Remember that Marsico shares are only available to investors in the Marsico Emerging Markets Fund, the Marsico Flexible Capital Fund, the Marsico Focus Fund, the Marsico Global Fund, the Marsico Growth Fund, the Marsico 21st Century Fund and the Marsico International Opportunities Fund (Marsico Funds). Please call the servicing agent, UMB Fund Services, Inc., at 888.860.8686 for details.

Minimum Initial Investments

The minimum initial investments for Marsico shares are as follows:

■  $2,500 for regular accounts;

■  $1,000 for traditional and Roth IRAs;

■  $500 for spousal IRA accounts;

■  $500 for SEP IRA accounts; and

■  $500 for transfers to minor accounts.

For investors establishing a Systematic Investment Plan, the minimum investment is $1,000.

Minimum Additional Investments

The minimum additional investment for Marsico shares is $100.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Other Purchase Rules You Should Know

■  You buy Marsico shares at net asset value per share.

■  The servicing agent, UMB Fund Services, Inc., is responsible for sending your buy orders to the BofA Funds and ensuring that the BofA Funds receive your money on time. If we do not receive your money on time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds reserve the right to redeem all or part of your holding of shares in any BofA Fund in order to meet these costs.

■  All purchases must be made in U.S. dollars and checks drawn on U.S. banks. No cash, credit cards or third party checks or other checks deemed high-risk will be accepted.

■  The Fund reserves the right to cancel your order if the Transfer Agent does not receive payment within three business days of receiving your buy order. The Transfer Agent will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■  The Fund will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you automatically withdraw funds from your Marsico shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan generally cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you have opened your

23

Buying, Selling and Exchanging Shares

account, the BofA Funds will require your signature to be Medallion guaranteed.

You can choose to receive your withdrawn funds via check or direct deposit into your bank account. You can cancel the plan by giving the BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904.

Other Redemption Rules You Should Know

■  If you sell your shares through the servicing agent, UMB Fund Services, Inc., the BofA Funds will normally send the sale proceeds by Fedwire as soon as practicable following the net asset value determination time applicable to your order.

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you sell your shares through a selling agent, the Transfer Agent will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  No interest will be paid on uncashed redemption checks.

■  The BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidity of the Fund.

■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another Marsico Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Marsico Fund into which you are exchanging.

Systematic Exchanges

You may buy Marsico shares of the Fund by exchanging $50 or more of Marsico shares of the Fund for shares of the Marsico Funds on the 5th, 10th, 15th or 20th day of the month. Contact your financial advisor or the servicing agent, UMB Fund Services, Inc., to set up the plan. You can then send your order to the servicing agent in writing or by calling 888.860.8686. If you set up your plan to exchange more than $100,000 you must have your signature Medallion guaranteed. You must already have an investment in the Funds you want to exchange.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling the BofA Funds at 888.331.0904.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any BofA Fund; some exceptions apply.

■  The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■  Exchanges are made at net asset value.

■  You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■  You generally may make an exchange only into a BofA Fund that is accepting investments.

■  The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

24

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years. However, the Fund does not generally expect to have material amounts of such carryforwards.

25

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■  The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and, consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■  For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  For taxable years beginning on or before December 31, 2012, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%.

■  As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■  The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have provided a correct taxpayer identification number (TIN) or you have certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

26

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

27

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its predecessor fund, which was a series of Columbia Funds Series Trust. The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund's predecessor fund and class.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Fund's financial statements are also incorporated by reference into the SAI.

BofA Cash Reserves – Marsico Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	—	0.01		0.03		0.05
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	— (d)	— (e)	—	(e)	—	(e)	— (e)
Total from Investment Operations	— (d)	— (e)	0.01		0.03		0.05
Less Distributions Declared to Shareholders
From Net Investment Income	—	—	(0.01)		(0.03)		(0.05)
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(f)(g)	0.00%	0.00%	0.81	%(h)	3.36	%(h)(i)	4.93%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(j)	0.31%	0.34%	0.58%		0.55%		0.55%
Waiver/Reimbursement	0.32%	0.29%	0.08%		0.05%		0.06%
Net Investment Income(j)	—	—	0.84%		3.15	%(i)	4.82%
Net Assets, End of Period (000s)	$11,348	$14,109	$18,497		$22,075		$12,947

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to two decimal places.

(b)  On May 1, 2010, Columbia Cash Reserves was renamed BofA Cash Reserves.

(c)  On December 31, 2009, Columbia Cash Reserves, a series of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Cash Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.43)% and 2.73%, respectively.

(i)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

28

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Marsico shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Cash Reserves – Marsico Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.63%	9.01%	$10,901.45	$67.24
3	15.76%	0.63%	13.78%	$11,377.84	$70.18
4	21.55%	0.63%	18.75%	$11,875.05	$73.25
5	27.63%	0.63%	23.94%	$12,393.99	$76.45
6	34.01%	0.63%	29.36%	$12,935.61	$79.79
7	40.71%	0.63%	35.01%	$13,500.89	$83.27
8	47.75%	0.63%	40.91%	$14,090.88	$86.91
9	55.13%	0.63%	47.07%	$14,706.66	$90.71
10	62.89%	0.63%	53.49%	$15,349.34	$94.68
Total Gain After Fees & Expenses				$5,349.34
Total Annual Fees & Expenses					$778.70

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

29

Notes

30

Notes

31

Advisory services are provided to the Fund by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Cash Reserves
Marsico Shares

Prospectus, January 1, 2012

For More Information

You will find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Shareholder Communications with the Board

The Fund's Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

© 2011 Bank of America Corporation. All rights reserved.
One Financial Center, Boston, MA 02110
888.331.0904 www.bofacapital.com

INT-36/190908-0112

BofA Funds

Prospectus

January 1, 2012

Adviser Class Shares

■  BofA California Tax-Exempt Reserves (NARXX)

■  BofA Cash Reserves (NCRXX)

■  BofA Government Plus Reserves (GGCXX)

■  BofA Government Reserves (NGRXX)

■  BofA Money Market Reserves (NARXX)

■  BofA Municipal Reserves (NMRXX)

■  BofA Tax-Exempt Reserves (NTAXX)

■  BofA Treasury Reserves (NTRXX)

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA California Tax-Exempt Reserves	3

BofA Cash Reserves	10

BofA Government Plus Reserves	17

BofA Government Reserves	23

BofA Money Market Reserves	28

BofA Municipal Reserves	35

BofA Tax-Exempt Reserves	41

BofA Treasury Reserves	47

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation	53

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies	54

Management of the Funds	56

Primary Service Providers	56

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	58

About Adviser Class Shares	59

Description of the Share Class	59

Service Fee	60

Financial Intermediary Compensation	61

Buying, Selling and Exchanging Shares	62

Share Price Determination	62

Transaction Rules and Policies	63

Opening an Account and Placing Orders	66

Distributions and Taxes	68

Financial Highlights	71

Hypothetical Fees and Expenses	79

Icons Guide

  Investment Objective

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Fees and Expenses

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

2

BofA California Tax-Exempt Reserves

Investment Objective

BofA California Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Adviser Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.30%
Service fee	0.25%
Other	0.05%
Total annual Fund operating expenses	0.55%
Fee waivers and/or reimbursements(a)(b)	-0.10%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.45%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

3

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Adviser Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$166	$297	$680

Remember this is an example only. Your actual costs may be higher or lower.

4

BofA California Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells

5

BofA California Tax-Exempt Reserves

portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic

6

BofA California Tax-Exempt Reserves

condition and prospects. Since the Fund invests in California municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of issuers of California municipal securities to meet their obligations. California is continuing its efforts to recover from economic recession. However, such efforts have been hampered, including the state's housing market, which continues to adversely affect both the construction industry and the financial sector. In addition, California's unemployment rate continues to remain high, and state revenues are lagging behind budgetary projections. California's Governor and state legislature have taken various actions designed to address these conditions, including, but not limited to, revenue building and reapplication, and spending reduction initiatives. There can be no assurances, however, that the financial condition of California will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to California and its municipalities may affect the ability of California or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about risks specific to California municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

7

BofA California Tax-Exempt Reserves

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

8

BofA California Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Adviser Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Adviser Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.82%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.03%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Adviser Class Shares	0.00%	1.62%	1.45%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 53 of the prospectus.

9

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Adviser Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.28%
Service fee	0.25%
Other	0.03%
Total annual Fund operating expenses	0.53%
Fee waivers and/or reimbursements(a)(b)	-0.08%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.45%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

10

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Adviser Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and
■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$162	$288	$657

Remember this is an example only. Your actual costs may be higher or lower.

11

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund

12

BofA Cash Reserves

may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage

13

BofA Cash Reserves

Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUND'S INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

14

BofA Cash Reserves

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls or capital repatriation limitation; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

15

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Adviser Class shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Adviser Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.38%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Adviser Class Shares	0.00%	2.46%	2.25%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 53 of the prospectus.

16

BofA Government Plus Reserves

Investment Objective

BofA Government Plus Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Adviser Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.31%
Service fee	0.25%
Other	0.06%
Total annual Fund operating expenses	0.56%
Fee waivers and/or reimbursements(a)(b)	-0.11%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.45%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.16% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

17

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Adviser Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$168	$302	$691

Remember this is an example only. Your actual costs may be higher or lower.

18

BofA Government Plus Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund purchases only first-tier securities that consist of these obligations and repurchase agreements. These obligations may have fixed, floating or variable rates of interest.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In

19

BofA Government Plus Reserves

addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be

20

BofA Government Plus Reserves

less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

21

BofA Government Plus Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Adviser Class shares of Columbia Government Plus Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. For periods prior to November 21, 2005, the performance of the Fund's Adviser Class shares represents that of the Galaxy Institutional Government Money Market Fund's Preferred shares, the predecessor to Columbia Government Plus Reserves' Adviser Class shares. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Adviser Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	4	th quarter 2006:	1.23%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Adviser Class Shares (2/28/03)	0.00%	2.33%	2.05%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 53 of the prospectus.

22

BofA Government Reserves

Investment Objective

BofA Government Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Adviser Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.26%
Service fee	0.25%
Other	0.01%
Total annual Fund operating expenses	0.51%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.45%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

23

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Adviser Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$158	$279	$635

Remember this is an example only. Your actual costs may be higher or lower.

24

BofA Government Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These

25

BofA Government Reserves

changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

26

BofA Government Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Adviser Class shares of Columbia Government Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Adviser Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.34%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Adviser Class Shares	0.00%	2.29%	2.11%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 53 of the prospectus.

27

BofA Money Market Reserves

Investment Objective

BofA Money Market Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Adviser Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.27%
Service fee	0.25%
Other	0.02%
Total annual Fund operating expenses	0.52%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.45%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

28

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Adviser Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$160	$284	$646

Remember this is an example only. Your actual costs may be higher or lower.

29

BofA Money Market Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund

30

BofA Money Market Reserves

may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage

31

BofA Money Market Reserves

Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For

32

BofA Money Market Reserves

example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls or capital repatriation limitation; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

33

BofA Money Market Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Adviser Class shares of Columbia Money Market Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Adviser Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.37%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Adviser Class Shares	0.00%	2.47%	2.23%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 53 of the prospectus.

34

BofA Municipal Reserves

Investment Objective

BofA Municipal Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Adviser Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.27%
Service fee	0.25%
Other	0.02%
Total annual Fund operating expenses	0.52%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.45%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

35

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Adviser Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$160	$284	$646

Remember this is an example only. Your actual costs may be higher or lower.

36

BofA Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells

37

BofA Municipal Reserves

portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in

38

BofA Municipal Reserves

market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

39

BofA Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Adviser Class shares of Columbia Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Adviser Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.84%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Adviser Class Shares	0.00%	1.75%	1.58%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 53 of the prospectus.

40

BofA Tax-Exempt Reserves

Investment Objective

BofA Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Adviser Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.27%
Service fee	0.25%
Other	0.02%
Total annual Fund operating expenses	0.52%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.45%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

41

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Adviser Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$160	$284	$646

Remember this is an example only. Your actual costs may be higher or lower.

42

BofA Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate

43

BofA Tax-Exempt Reserves

sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on

44

BofA Tax-Exempt Reserves

the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

45

BofA Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Adviser Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Adviser Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.83%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Adviser Class Shares (8/8/02)	0.00%	1.68%	1.46%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 53 of the prospectus.

46

BofA Treasury Reserves

Investment Objective

BofA Treasury Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Adviser Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.26%
Service fee	0.25%
Other	0.01%
Total annual Fund operating expenses	0.51%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.45%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

47

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Adviser Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$158	$279	$635

Remember this is an example only. Your actual costs may be higher or lower.

48

BofA Treasury Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

49

BofA Treasury Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is

50

BofA Treasury Reserves

possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

51

BofA Treasury Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Adviser Class shares of Columbia Treasury Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Adviser Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.31%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Adviser Class Shares	0.00%	2.09%	1.99%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 53 of the prospectus.

52

Summary Information about Purchasing and Selling Fund
Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day that the Fund is open on the BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723) or by telephone at 888.331.0904. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. The minimum initial investment amount for Adviser Class shares is $100,000. There is no minimum additional investment for Adviser Class shares.

Tax Information

A Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

53

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies

This section includes additional information about the Funds' investment objectives and certain strategies and policies that the Funds may utilize in pursuit of their investment objectives.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a fund's yield potential. These requirements generally apply at the time an investment is made. The following summarizes a number of the key requirements. The BofA Funds, like all money market funds:

■  generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit a Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing a Fund's Investment Objective and Policies

Each Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves. BofA California Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Municipal Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Each Fund's investment objective may be changed without shareholder approval. Certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Each Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed in the Principal Investment Strategies section of this prospectus, as applicable, may be changed by the BofA Funds' Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days prior written notice of the change, except that for BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves such 80% investment requirement may only be changed with shareholder approval.

54

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of each Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of a Fund's acquisition of the security or asset.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund's complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning each Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors. Each Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses the BofA Funds may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

55

Management of the Funds

Primary Service Providers

The Advisor, which also serves as the Funds' administrator (the Administrator), and Distributor, both affiliates of Bank of America, currently provide key services to the Funds and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds' portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds' investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recent fiscal year, the amount of aggregate advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15	%*
BofA Cash Reserves	0.15	%*
BofA Government Plus Reserves	0.14	%*
BofA Government Reserves	0.15	%*
BofA Money Market Reserves	0.15	%*
BofA Municipal Reserves	0.15	%*
BofA Tax-Exempt Reserves	0.15	%*
BofA Treasury Reserves	0.15	%*

*  Except for BofA Government Plus Reserves, the Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. BofA Government Plus Reserves Fund pays an investment advisory fee of 0.18% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with the Advisor is available in the Funds' semi-annual reports to shareholders for the fiscal period ended February 28, 2011.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds' operations, coordination of the Funds' service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund's average daily net assets (based on the combined average daily net assets of the BofA Fund) and is paid monthly, as follows:

Annual Administration Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.10	%*
BofA Cash Reserves	0.10	%*
BofA Government Plus Reserves	0.067	%*
BofA Government Reserves	0.10	%*
BofA Money Market Reserves	0.10	%*
BofA Municipal Reserves	0.10	%*
BofA Tax-Exempt Reserves	0.10	%*
BofA Treasury Reserves	0.10	%*

*  Except for BofA Government Plus Reserves, the Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. BofA Government Plus Reserves Fund pays an administration fee of 0.067% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $125 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates, including the Advisor, may pay commissions, distribution and service fees and/or other compensation to

56

Management of the Funds

entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Funds' transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of a Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is not sufficient to maintain a minimum annualized net yield of 0.00%. These reimbursements are voluntary and may be changed or discontinued by the Distributor or the Advisor at any time.

57

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of their shares;

■  the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

58

About Adviser Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Adviser Class shares. The Funds also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Adviser Class shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Funds' share classes and how to choose among them.

Adviser Class Shares
Eligible Investors and Minimum Initial Investments(a)	Adviser Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts, including those for which they may provide automated cash management or other services.
The minimum initial investment amount for Adviser Class shares is $100,000.

Investment Limits	none

Front-End Sales Charges	none

Contingent Deferred Sales Charges	none

Maximum Service Fee	0.25% service fee

(a)  See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor or agent. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

59

About Adviser Class Shares

Service Fee

Pursuant to the shareholder servicing plan for Adviser Class shares adopted by the Board, the Funds pay the Distributor and/or eligible selling and/or servicing agents a service fee that is intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors. This fee is calculated daily and paid periodically. Because the fee is paid out of the Funds' assets on an ongoing basis, it will increase the cost of your investment over time.

The table below shows the maximum annual shareholder servicing fee (as an annual % of average daily net assets) applicable to the Funds' Adviser Class shares:

Service Fee

Adviser Class Shares	0.25%

The Funds will pay this fee to the Distributor and/or to eligible selling and/or servicing agents for as long as the shareholder servicing plan for Adviser Class shares continues. The BofA Funds may reduce or discontinue payments at any time. Your selling and/or servicing agent may also change your other fees for providing services to your account, which may be different from those described here.

60

About Adviser Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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Buying, Selling and Exchanging Shares

Share Price Determination

The Funds each seek to maintain a constant net asset value of $1.00 per share although the BofA Funds cannot guarantee that any Fund will be able to do so. The price you pay or receive when you buy, sell or exchange shares is a Fund's next determined net asset value (or NAV) per share for a given share class. The BofA Funds calculate the net asset value per share for Adviser Class shares of the Funds at the following times each business day (unless a Fund closes early):

■  9:45 a.m., 11:00 a.m. and 12:00 noon Eastern time (BofA Municipal Reserves and BofA Tax-Exempt Reserves).

■  9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time (BofA Government Reserves).

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time (BofA Government Plus Reserves).

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time (BofA Cash Reserves, BofA Money Market Reserves and BofA Treasury Reserves).

■  11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves).

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)

NAV	=	– (Liabilities of the share class)

Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

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Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Funds may refuse any order to buy or exchange shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone, or electronic funds transfer or online. If your order is received in "good form" by the following times on a business day (unless a Fund closes early), you will receive the net asset value per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

■  11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves).

■  12:00 noon Eastern time (BofA Municipal Reserves or BofA Tax-Exempt Reserves).

■  2:30 p.m. Eastern time (BofA Government Reserves).

■  4:00 p.m. Eastern time (BofA Government Plus Reserves).

■  5:00 p.m. Eastern time (BofA Cash Reserves, BofA Money Market Reserves or BofA Treasury Reserves).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Funds each seek to maintain a constant net asset value of $1.00 per share, the BofA Funds cannot guarantee that any Fund will be able to do so.

"Good Form"

A purchase order made by any of the permissible means described below is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee if your address of record or bank account information has been changed within the past 30 days, if you are selling amounts equal to or greater than $100,000, a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner or if the proceeds wire for any

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Buying, Selling and Exchanging Shares

amount is being wired to an account not currently on file or made payable to someone other than the registered owner(s) and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before we will act on instructions received by telephone and routinely record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an

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Buying, Selling and Exchanging Shares

automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. The fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

The BofA Funds reserve the right to change the minimum investment requirements for any Fund. The BofA Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when the BofA Funds believe it is appropriate to do so.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem at any time broker/dealer networked accounts that have account balances of $20 or less.

Excessive Trading Practices

Frequent purchases and sales of fund shares can harm shareholders of certain types of mutual funds in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, the BofA Funds, as money market funds, are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on buy or exchange transactions. The BofA Funds, do, however, reserve the right, but have no obligation, to reject any buy or exchange transaction at any time. In addition, the BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

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Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

The BofA Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, or telephone or online.

Buying Shares

Eligible Investors

Adviser Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts, including those for which they may provide automated cash management or other services. Adviser Class shares may be offered by Bank of America and its affiliates and certain other financial intermediaries.

Minimum Initial Investments

The minimum initial investment for Adviser Class shares is $100,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy or hold Adviser Class shares.

Minimum Additional Investments

There is no minimum additional investment for Adviser Class shares.

Wire Purchases

You may buy Adviser Class shares of the Funds by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases by a Fedwire, the BofA Funds must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Funds close early). If the BofA Funds receive payment after this time, generally we will cancel the order and return any payment received for cancelled orders. If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Adviser Class shares of the Funds by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■  You buy Adviser Class shares at net asset value per share.

■  Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form."

■  The Funds reserve the right to cancel your order if the Transfer Agent does not receive payment within three business days of receiving your buy order. The Transfer Agent will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■  The Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Adviser Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500.

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Buying, Selling and Exchanging Shares

Requests to redeem by wire must be received in "good form" prior to close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Adviser Class shares of the Funds and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Redemption Rules You Should Know

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you sell your shares through a selling agent, the Transfer Agent will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  No interest will be paid on uncashed redemption checks.

■  The BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

Exchanging Shares

You can generally sell shares of the Funds to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any BofA Fund; some exceptions apply.

■  The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■  Exchanges are made at net asset value.

■  You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■  You generally may make an exchange only into a BofA Fund that is accepting investments.

■  The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years. However, the Funds do not generally expect to have material amounts of such carryforwards.

Taxes and Your Investment

The Funds will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes.

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Distributions and Taxes

Each Fund expects that distributions will consist primarily of ordinary income, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves, which expect that distributions will consist primarily of exempt-interest dividends. In addition, you should be aware of the following:

■  Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and, consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■  For each of BofA Municipal Reserves, BofA California Tax-Exempt Reserves and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA California Tax-Exempt Reserves and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Funds' ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to a Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  For taxable years beginning on or before December 31, 2012, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%.

■  As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■  Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

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Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. On December 31, 2009, pursuant to a reorganization, each Fund acquired all assets and assumed all liabilities of its predecessor fund, which was a series of Columbia Funds Series Trust. The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of each Fund's predecessor fund and class.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Funds' financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves – Adviser Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	(e)	0.0076	0.0217	0.0315
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(e)	(0.0076)	(0.0217)	(0.0315)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(f)(g)	0.03%		0.00	%(h)	0.76%	2.20%	3.19%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(i)	0.32%		0.35%		0.48%	0.45%	0.45%
Waiver/Reimbursement	0.23%		0.18%		0.06%	0.05%	0.06%
Net Investment Income(i)	—	%(h)	—	%(h)	0.88%	2.09%	3.15%
Net Assets, End of Period (000s)	$62,936		$217,843		$309,195	$674,000	$498,926

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia California Tax-Exempt Reserves was renamed BofA California Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia California Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia California Tax-Exempt Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Rounds to less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

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Financial Highlights

BofA Cash Reserves – Adviser Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	—	0.01		0.03		0.05
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	— (d)	— (e)	—	(e)	—	(e)	— (e)
Total from Investment Operations	— (d)	— (e)	0.01		0.03		0.05
Less Distributions to Shareholders:
From Net Investment Income	—	—	(0.01)		(0.03)		(0.05)
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(f)(g)	0.00%	0.00%	0.89	%(h)	3.46	%(h)	5.04%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(i)	0.32%	0.34%	0.50%		0.45%		0.45%
Waiver/Reimbursement	0.21%	0.19%	0.06%		0.05%		0.06%
Net Investment Income(i)	—	—	1.03%		3.51%		4.92%
Net Assets, End of Period (000s)	$1,964,131	$4,362,143	$6,761,914		$13,868,350		$18,357,646

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to two decimal places.

(b)  On May 1, 2010, Columbia Cash Reserves was renamed BofA Cash Reserves.

(c)  On December 31, 2009, Columbia Cash Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Cash Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.35)% and 2.47%, respectively.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

72

Financial Highlights

BofA Government Plus Reserves – Adviser Class Shares

	Year Ended August 31, 2011		Year Ended August 31, 2010(a)(b)	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—	0.006		0.032		0.049
Less Distributions to Shareholders:
From Net Investment Income	—		—	(0.006)		(0.032)		(0.049)
Increase from Contribution from Advisor	—	(c)	—	—		—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(d)(e)	0.00	%(f)	0.00%	0.58	%(g)	3.24	%(g)	4.96%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(h)	0.22%		0.22%	0.43%		0.45%		0.45%
Waiver/Reimbursement	0.34%		0.31%	0.10%		0.10%		0.13%
Net Investment Income(h)	—		—	0.68	%(g)	2.41	%(g)	4.85%
Net Assets, End of Period (000s)	$6,956		$83,849	$100,232		$156,679		$2,001

(a)  On May 1, 2010, Columbia Government Plus Reserves was renamed BofA Government Plus Reserves.

(b)  On December 31, 2009, Columbia Government Plus Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Government Plus Reserves.

(c)  Rounds to less than $0.001 per share.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(g)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

73

Financial Highlights

BofA Government Reserves – Adviser Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—		0.0051	0.0309		0.0483
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(e)	(0.0051)	(0.0309)		(0.0483)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return(f)(g)	0.00	%(h)	0.00	%(h)	0.51%	3.13	%(i)	4.94%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(j)	0.16%		0.16%		0.42%	0.45%		0.45%
Waiver/Reimbursement	0.35%		0.35%		0.08%	0.05%		0.06%
Net Investment Income(j)	—	%(h)	—		0.57%	2.97	%(i)	4.83%
Net Assets, End of Period (000s)	$393,326		$696,992		$1,047,967	$1,820,646		$1,378,942

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Government Reserves was renamed BofA Government Reserves.

(c)  On December 31, 2009, Columbia Government Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Government Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Rounds to less than 0.01%.

(i)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

74

Financial Highlights

BofA Money Market Reserves – Adviser Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	0.01		0.03		0.05
Net Realized and Unrealized Gain (Loss) on Investments and Capital Support Agreement	—	(d)	— (e)	—	(e)	—	(e)	— (e)
Total from Investment Operations	—	(d)	—	0.01		0.03		0.05
Less Distributions to Shareholders:
From Net Investment Income	—		—	(0.01)		(0.03)		(0.05)
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(f)(g)	0.00%		0.00%	0.89	%(h)(i)	3.51	%(j)	5.04%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(k)	0.31%		0.33%	0.48%		0.45%		0.45%
Waiver/Reimbursement	0.21%		0.19%	0.06%		0.05%		0.60%
Net Investment Income(k)	—	%(l)	—	1.08	%(i)	3.52%		4.93%
Net Assets, End of Period (000s)	$681,956		$1,399,372	$3,100,587		$6,545,670		$7,933,658

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to two decimal places.

(b)  On May 1, 2010, Columbia Money Market Reserves was renamed BofA Money Market Reserves.

(c)  On December 31, 2009, Columbia Money Market Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Money Market Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Had an affiliate of the investment advisor not provided capital support, total return would have been 0.00%.

(i)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(j)  The reimbursements from affiliates of the investment advisor for realized losses on securities and capital support had no impact to total return.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Rounds to less than 0.01%.

75

Financial Highlights

BofA Municipal Reserves – Adviser Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	0.0001		0.0100	0.0241	0.0326
Less Distributions to Shareholders:
From Net Investment Income	—		(0.0001)		(0.0100)	(0.0241)	(0.0326)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(e)(f)	0.00%		0.00	%(g)	1.00%	2.44%	3.31%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(h)	0.34%		0.39%		0.48%	0.45%	0.45%
Waiver/Reimbursement	0.18%		0.13%		0.05%	0.05%	0.06%
Net Investment Income(h)	—	%(g)	0.01%		1.06%	2.40%	3.26%
Net Assets, End of Period (000s)	$168,505		$329,108		$701,879	$957,701	$912,798

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Municipal Reserves was renamed BofA Municipal Reserves.

(c)  On December 31, 2009, Columbia Municipal Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Municipal Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Rounds to less than 0.01%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

76

Financial Highlights

BofA Tax-Exempt Reserves – Adviser Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	(e)	0.0089	0.0229		0.0322
Net Realized Gain on Investments	—	(d)	—	(e)	— (e)	—	(e)	— (e)
Total from Investment Operations	—	(d)	—	(e)	0.0089	0.0229		0.0322
Less Distributions to Shareholders:
From Net Investment Income	—		—	(e)	(0.0089)	(0.0229)		(0.0322)
From Net Realized Gains	—	(d)	—		—	—		—
Total Distributions to Shareholders	—	(d)	—	(e)	(0.0089)	(0.0229)		(0.0322)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return(f)(g)	0.00	%(h)	0.00	%(h)	0.89%	2.32	%(i)	3.27%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(j)	0.31%		0.35%		0.48%	0.45%		0.45%
Waiver/Reimbursement	0.21%		0.17%		0.05%	0.06%		0.06%
Net Investment Income(j)	—	%(h)	—	%(h)	0.78%	2.11	%(i)	3.23%
Net Assets, End of Period (000s)	$11,797		$48,725		$71,050	$110,969		$91,712

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Tax-Exempt Reserves was renamed BofA Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Tax-Exempt Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Rounds to less than 0.01%.

(i)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

77

Financial Highlights

BofA Treasury Reserves – Adviser Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	0.0011	0.0257	0.0478
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(0.0011)	(0.0257)	(0.0478)
Increase from Contribution from Advisor	—	(d)	—	—	—	—
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(e)(f)	0.00	%(g)	0.00%	0.11%	2.60%	4.88%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(h)	0.16%		0.17%	0.31%	0.45%	0.45%
Waiver/Reimbursement	0.35%		0.34%	0.19%	0.05%	0.06%
Net Investment Income(h)	—	%(i)	—	0.13%	2.50%	4.77%
Net Assets, End of Period (000s)	$2,933,795		$3,747,604	$5,266,200	$10,424,598	$9,062,032

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Treasury Reserves was renamed BofA Treasury Reserves.

(c)  On December 31, 2009, Columbia Treasury Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Treasury Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

78

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Adviser Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA California Tax-Exempt Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.55%	9.20%	$10,920.25	$58.78
3	15.76%	0.55%	14.06%	$11,406.20	$61.40
4	21.55%	0.55%	19.14%	$11,913.77	$64.13
5	27.63%	0.55%	24.44%	$12,443.94	$66.98
6	34.01%	0.55%	29.98%	$12,997.69	$69.96
7	40.71%	0.55%	35.76%	$13,576.09	$73.08
8	47.75%	0.55%	41.80%	$14,180.23	$76.33
9	55.13%	0.55%	48.11%	$14,811.25	$79.73
10	62.89%	0.55%	54.70%	$15,470.35	$83.27
Total Gain After Fees & Expenses				$5,470.35
Total Annual Fees & Expenses					$679.68

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

79

Hypothetical Fees and Expenses

BofA Cash Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.53%	9.22%	$10,922.34	$56.65
3	15.76%	0.53%	14.11%	$11,410.57	$59.18
4	21.55%	0.53%	19.21%	$11,920.62	$61.83
5	27.63%	0.53%	24.53%	$12,453.47	$64.59
6	34.01%	0.53%	30.10%	$13,010.14	$67.48
7	40.71%	0.53%	35.92%	$13,591.69	$70.49
8	47.75%	0.53%	41.99%	$14,199.24	$73.65
9	55.13%	0.53%	48.34%	$14,833.95	$76.94
10	62.89%	0.53%	54.97%	$15,497.03	$80.38
Total Gain After Fees & Expenses				$5,497.03
Total Annual Fees & Expenses					$657.21

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Plus Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.56%	9.19%	$10,919.20	$59.85
3	15.76%	0.56%	14.04%	$11,404.01	$62.51
4	21.55%	0.56%	19.10%	$11,910.35	$65.28
5	27.63%	0.56%	24.39%	$12,439.17	$68.18
6	34.01%	0.56%	29.91%	$12,991.47	$71.21
7	40.71%	0.56%	35.68%	$13,568.29	$74.37
8	47.75%	0.56%	41.71%	$14,170.73	$77.67
9	55.13%	0.56%	48.00%	$14,799.91	$81.12
10	62.89%	0.56%	54.57%	$15,457.02	$84.72
Total Gain After Fees & Expenses				$5,457.02
Total Annual Fees & Expenses					$690.93

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

80

Hypothetical Fees and Expenses

BofA Government Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.51%	9.24%	$10,924.43	$54.52
3	15.76%	0.51%	14.15%	$11,414.94	$56.97
4	21.55%	0.51%	19.27%	$11,927.47	$59.52
5	27.63%	0.51%	24.63%	$12,463.01	$62.20
6	34.01%	0.51%	30.23%	$13,022.60	$64.99
7	40.71%	0.51%	36.07%	$13,607.31	$67.91
8	47.75%	0.51%	42.18%	$14,218.28	$70.96
9	55.13%	0.51%	48.57%	$14,856.68	$74.14
10	62.89%	0.51%	55.24%	$15,523.75	$77.47
Total Gain After Fees & Expenses				$5,523.75
Total Annual Fees & Expenses					$634.70

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Money Market Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.52%	9.23%	$10,923.38	$55.58
3	15.76%	0.52%	14.13%	$11,412.75	$58.07
4	21.55%	0.52%	19.24%	$11,924.04	$60.68
5	27.63%	0.52%	24.58%	$12,458.24	$63.39
6	34.01%	0.52%	30.16%	$13,016.37	$66.23
7	40.71%	0.52%	36.00%	$13,599.50	$69.20
8	47.75%	0.52%	42.09%	$14,208.76	$72.30
9	55.13%	0.52%	48.45%	$14,845.31	$75.54
10	62.89%	0.52%	55.10%	$15,510.38	$78.92
Total Gain After Fees & Expenses				$5,510.38
Total Annual Fees & Expenses					$645.93

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

81

Hypothetical Fees and Expenses

BofA Municipal Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.52%	9.23%	$10,923.38	$55.58
3	15.76%	0.52%	14.13%	$11,412.75	$58.07
4	21.55%	0.52%	19.24%	$11,924.04	$60.68
5	27.63%	0.52%	24.58%	$12,458.24	$63.39
6	34.01%	0.52%	30.16%	$13,016.37	$66.23
7	40.71%	0.52%	36.00%	$13,599.50	$69.20
8	47.75%	0.52%	42.09%	$14,208.76	$72.30
9	55.13%	0.52%	48.45%	$14,845.31	$75.54
10	62.89%	0.52%	55.10%	$15,510.38	$78.92
Total Gain After Fees & Expenses				$5,510.38
Total Annual Fees & Expenses					$645.93

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Tax-Exempt Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.52%	9.23%	$10,923.38	$55.58
3	15.76%	0.52%	14.13%	$11,412.75	$58.07
4	21.55%	0.52%	19.24%	$11,924.04	$60.68
5	27.63%	0.52%	24.58%	$12,458.24	$63.39
6	34.01%	0.52%	30.16%	$13,016.37	$66.23
7	40.71%	0.52%	36.00%	$13,599.50	$69.20
8	47.75%	0.52%	42.09%	$14,208.76	$72.30
9	55.13%	0.52%	48.45%	$14,845.31	$75.54
10	62.89%	0.52%	55.10%	$15,510.38	$78.92
Total Gain After Fees & Expenses				$5,510.38
Total Annual Fees & Expenses					$645.93

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

82

Hypothetical Fees and Expenses

BofA Treasury Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.51%	9.24%	$10,924.43	$54.52
3	15.76%	0.51%	14.15%	$11,414.94	$56.97
4	21.55%	0.51%	19.27%	$11,927.47	$59.52
5	27.63%	0.51%	24.63%	$12,463.01	$62.20
6	34.01%	0.51%	30.23%	$13,022.60	$64.99
7	40.71%	0.51%	36.07%	$13,607.31	$67.91
8	47.75%	0.51%	42.18%	$14,218.28	$70.96
9	55.13%	0.51%	48.57%	$14,856.68	$74.14
10	62.89%	0.51%	55.24%	$15,523.75	$77.47
Total Gain After Fees & Expenses				$5,523.75
Total Annual Fees & Expenses					$634.70

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

83

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Funds
Adviser Class Shares

Prospectus, January 1, 2012

For More Information

You will find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or 800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

© 2011 Bank of America Corporation. All rights reserved. 100 Federal Street, Boston, MA 02110
888.331.0904 www.bofacapital.com

INT-36/191206-0112

BofA Funds

Prospectus

January 1, 2012

Capital Class Shares

■  BofA California Tax-Exempt Reserves (NCAXX)

■  BofA Cash Reserves (CPMXX)

■  BofA Connecticut Municipal Reserves (BOCXX)

■  BofA Government Plus Reserves (GIGXX)

■  BofA Government Reserves (CGCXX)

■  BofA Massachusetts Municipal Reserves (BOMXX)

■  BofA Money Market Reserves (NMCXX)

■  BofA Municipal Reserves (CAFXX)

■  BofA New York Tax-Exempt Reserves (NNYXX)

■  BofA Tax-Exempt Reserves (NRCXX)

■  BofA Treasury Reserves (CPLXX)

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Advisory services provided by BofA Advisors, LLC, Securities offered through BofA Distributors, Inc., nonbank subsidiaries of

BofA California Tax-Exempt Reserves	3

BofA Cash Reserves	10

BofA Connecticut Municipal Reserves	17

BofA Government Plus Reserves	24

BofA Government Reserves	30

BofA Massachusetts Municipal Reserves	35

BofA Money Market Reserves	42

BofA Municipal Reserves	49

BofA New York Tax-Exempt Reserves	55

BofA Tax-Exempt Reserves	62

BofA Treasury Reserves	68

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation	74

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies	75

Management of the Funds	77

Primary Service Providers	77

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	79

About Capital Class Shares	80

Description of the Share Class	80

Financial Intermediary Compensation	81

Buying, Selling and Exchanging Shares	82

Share Price Determination	82

Transaction Rules and Policies	83

Opening an Account and Placing Orders	86

Distributions and Taxes	88

Financial Highlights	91

Hypothetical Fees and Expenses	102

Icons Guide

  Investment Objective

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Fees and Expenses

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

BofA California Tax-Exempt Reserves

Investment Objective

BofA California Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.05%
Total annual Fund operating expenses	0.30%
Fee waivers and/or reimbursements(a)(b)	-0.10%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$86	$159	$371

Remember this is an example only. Your actual costs may be higher or lower.

BofA California Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal

BofA California Tax-Exempt Reserves

operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as

BofA California Tax-Exempt Reserves

well as changes in the state's financial or economic condition and prospects. Since the Fund invests in California municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of issuers of California municipal securities to meet their obligations. California is continuing its efforts to recover from economic recession. However, such efforts have been hampered, including the state's housing market, which continues to adversely affect both the construction industry and the financial sector. In addition, California's unemployment rate continues to remain high, and state revenues are lagging behind budgetary projections. California's Governor and state legislature have taken various actions designed to address these conditions, including, but not limited to, revenue building and reapplication, and spending reduction initiatives. There can be no assurances, however, that the financial condition of California will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to California and its municipalities may affect the ability of California or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about risks specific to California municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

BofA California Tax-Exempt Reserves

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA California Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.88%
Worst:	1	st quarter 2010:	0.02%

* Year-to-date return as of September 30, 2011: 0.10%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Capital Class Shares	0.14%	1.84%	1.69%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 74 of the prospectus.

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.03%
Total annual Fund operating expenses	0.28%
Fee waivers and/or reimbursements(a)(b)	-0.08%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$82	$149	$348

Remember this is an example only. Your actual costs may be higher or lower.

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate

BofA Cash Reserves

sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan

BofA Cash Reserves

Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

BofA Cash Reserves

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls or capital repatriation limitation; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.44%
Worst:	1	st quarter 2010:	0.02%

* Year-to-date return as of September 30, 2011: 0.07%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Capital Class Shares	0.13%	2.69%	2.49%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 74 of the prospectus.

BofA Connecticut Municipal Reserves

Investment Objective

BofA Connecticut Municipal Reserves (the Fund) seeks current income exempt from federal income tax and Connecticut individual, trust and estate income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.32%
Total annual Fund operating expenses	0.57%
Fee waivers and/or reimbursements(a)(b)	-0.37%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA Connecticut Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$145	$281	$678

Remember this is an example only. Your actual costs may be higher or lower.

BofA Connecticut Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and Connecticut individual income tax. These securities are issued by or on behalf of the State of Connecticut, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of Connecticut.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal

BofA Connecticut Municipal Reserves

operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as

BofA Connecticut Municipal Reserves

well as changes in the state's financial or economic condition and prospects. Since the Fund invests in Connecticut municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Connecticut and other factors specifically impacting the ability of issuers of Connecticut municipal securities to meet their obligations. Connecticut is continuing its efforts to recover from economic recession. The state still faces significant financial challenges, including reduced sales and income tax revenues. The Governor and the General Assembly continue to take actions through various initiatives designed to address these challenges and consider various corrective actions for them, including a recent budget that included budget cuts, state employee concessions and increases in state taxes, including, but not limited to, state income and sales taxes. There can be no assurances, however, that the financial condition of Connecticut will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to Connecticut and its municipalities may affect the ability of Connecticut or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about risks specific to Connecticut municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

BofA Connecticut Municipal Reserves

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA Connecticut Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. On October 1, 2011, the Capital Class shares of the Fund commenced operations and the Retail A shares of the Fund converted into the Capital Class shares of the Fund. The returns shown for periods prior to October 1, 2011 are the returns of Retail A shares of the Fund, and include the higher expenses applicable to Retail A shares of the Fund. If these expenses had not been included, returns would be higher. The returns shown for periods prior to January 1, 2010 are the returns of Retail A shares of Columbia Connecticut Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. For periods prior to November 23, 2005, the performance of the Fund's Retail A shares represents the performance of the Galaxy Connecticut Municipal Money Market Fund's Retail A shares, the predecessor to the Columbia Connecticut Municipal Reserves' Retail A shares. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.86%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.02%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Capital Class Shares	0.02%	1.75%	1.44%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 74 of the prospectus.

BofA Government Plus Reserves

Investment Objective

BofA Government Plus Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.06%
Total annual Fund operating expenses	0.31%
Fee waivers and/or reimbursements(a)(b)	-0.11%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.16% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$89	$163	$382

Remember this is an example only. Your actual costs may be higher or lower.

BofA Government Plus Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund purchases only first-tier securities that consist of these obligations and repurchase agreements. These obligations may have fixed, floating or variable rates of interest.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

BofA Government Plus Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay

BofA Government Plus Reserves

periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA Government Plus Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia Government Plus Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.38%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Capital Class Shares	0.03%	2.52%	2.34%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 74 of the prospectus.

BofA Government Reserves

Investment Objective

BofA Government Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.26%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$78	$140	$325

Remember this is an example only. Your actual costs may be higher or lower.

BofA Government Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These

BofA Government Reserves

changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA Government Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia Government Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.40%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Capital Class Shares	0.00%	2.47%	2.33%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 74 of the prospectus.

BofA Massachusetts Municipal Reserves

Investment Objective

BofA Massachusetts Municipal Reserves (the Fund) seeks current income exempt from federal income tax and Massachusetts individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.17%
Total annual Fund operating expenses	0.42%
Fee waivers and/or reimbursements(a)(b)	-0.22%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA Massachusetts Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$113	$213	$508

Remember this is an example only. Your actual costs may be higher or lower.

BofA Massachusetts Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and Massachusetts individual income tax. These securities are issued by or on behalf of the State of Massachusetts, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of Massachusetts.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells

BofA Massachusetts Municipal Reserves

portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic

BofA Massachusetts Municipal Reserves

condition and prospects. Since the Fund invests in Massachusetts municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically impacting the ability of issuers of Massachusetts municipal securities to meet their obligations. The Commonwealth of Massachusetts is continuing its efforts to recover from economic recession. However, such efforts have been hampered, including the state's uncommonly high unemployment rate and stagnant housing prices. The Governor and the state's legislature have taken various actions through various initiatives designed to address such difficulties, including spending reductions in the most recent state budget. There can be no assurances, however, that the financial condition of Massachusetts will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to Massachusetts and its municipalities may affect the ability of Massachusetts or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about risks specific to Massachusetts municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is

BofA Massachusetts Municipal Reserves

possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA Massachusetts Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. On October 1, 2011, the Capital Class shares of the Fund commenced operations and the Retail A shares of the Fund converted into the Capital Class shares of the Fund. The returns shown for periods prior to October 1, 2011 are the returns of Retail A shares of the Fund, and include the higher expenses applicable to Retail A shares of the Fund. If these expenses had not been included, returns would be higher. The returns shown for periods prior to January 1, 2010 are the returns of Retail A shares of Columbia Massachusetts Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.87%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.04%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Capital Class Shares	0.02%	1.77%	1.50%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 74 of the prospectus.

BofA Money Market Reserves

Investment Objective

BofA Money Market Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.02%
Total annual Fund operating expenses	0.27%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$80	$145	$336

Remember this is an example only. Your actual costs may be higher or lower.

BofA Money Market Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate

BofA Money Market Reserves

sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan

BofA Money Market Reserves

Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

BofA Money Market Reserves

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls or capital repatriation limitation; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA Money Market Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia Money Market Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.43%
Worst:	1	st quarter 2010:	0.02%

* Year-to-date return as of September 30, 2011: 0.07%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Capital Class Shares	0.13%	2.69%	2.47%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 74 of the prospectus.

BofA Municipal Reserves

Investment Objective

BofA Municipal Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.02%
Total annual Fund operating expenses	0.27%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$80	$145	$336

Remember this is an example only. Your actual costs may be higher or lower.

BofA Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal

BofA Municipal Reserves

operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused

BofA Municipal Reserves

by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.91%
Worst:	1	st quarter 2010:	0.03%

* Year-to-date return as of September 30, 2011: 0.09%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Capital Class Shares	0.16%	1.98%	1.82%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 74 of the prospectus.

BofA New York Tax-Exempt Reserves

Investment Objective

BofA New York Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.10%
Total annual Fund operating expenses	0.35%
Fee waivers and/or reimbursements(a)(b)	-0.15%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA New York Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$97	$181	$428

Remember this is an example only. Your actual costs may be higher or lower.

BofA New York Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and New York individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of New York.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells

BofA New York Tax-Exempt Reserves

portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as

BofA New York Tax-Exempt Reserves

well as changes in the state's financial or economic condition and prospects. Since the Fund invests in New York municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of New York and other factors specifically impacting the ability of issuers of New York municipal securities to meet their obligations. The economy of New York State is significantly influenced by the financial health of the City of New York and the surrounding area. As a result, when the City of New York experiences financial difficulty, it has a substantial impact on the financial condition of New York State. Largely due to the fact that the City of New York is the nation's leading center of banking and finance, the recent national and international crises in the financial sectors have had a disproportionate effect on the City, which, in turn, has adversely affected the State's financial condition. New York State is continuing its efforts to recover from economic recession. There can be no assurances, however, that the financial condition of New York will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to New York and its municipalities may affect the ability of New York or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about risks specific to New York municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these

BofA New York Tax-Exempt Reserves

securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA New York Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia New York Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.89%
Worst:	1	st quarter 2010:	0.02%

* Year-to-date return as of September 30, 2011: 0.10%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Capital Class Shares (2/15/02)	0.12%	1.86%	1.65%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 74 of the prospectus.

BofA Tax-Exempt Reserves

Investment Objective

BofA Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.02%
Total annual Fund operating expenses	0.27%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$80	$145	$336

Remember this is an example only. Your actual costs may be higher or lower.

BofA Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate

BofA Tax-Exempt Reserves

sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on

BofA Tax-Exempt Reserves

the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.90%
Worst:	1	st quarter 2010:	0.02%

* Year-to-date return as of September 30, 2011: 0.06%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Capital Class Shares (6/13/02)	0.12%	1.90%	1.68%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 74 of the prospectus.

BofA Treasury Reserves

Investment Objective

BofA Treasury Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.26%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$78	$140	$325

Remember this is an example only. Your actual costs may be higher or lower.

BofA Treasury Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

BofA Treasury Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is

BofA Treasury Reserves

possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA Treasury Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia Treasury Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.37%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Capital Class Shares	0.01%	2.25%	2.20%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 74 of the prospectus.

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day that the Fund is open on the BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723) or by telephone at 888.331.0904. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. The minimum initial investment amount for Capital Class shares is $1,000,000, except that a Capital Class shareholder who previously had an existing account in former Retail A shares of a BofA Fund or G-Trust shares of BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves or BofA New York Tax-Exempt Reserves that was converted into Capital Class shares of such Fund on October 1, 2011 continues to be eligible for the legacy $2,500 minimum initial investment amount for the existing account holding such shares and for any new Capital Class shares account opened by such shareholders in another BofA Fund. There is no minimum additional investment for Capital Class shares.

Tax Information

A Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies

This section includes additional information about the Funds' investment objectives and certain strategies and policies that the Funds may utilize in pursuit of their investment objectives.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a fund's yield potential. These requirements generally apply at the time an investment is made. The following summarizes a number of the key requirements. The BofA Funds, like all money market funds:

■  generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit a Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing a Fund's Investment Objective and Policies

Each Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity, except BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves. BofA California Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Connecticut Municipal Reserves' investment objective is to seek current income exempt from federal income tax and Connecticut individual, trust and estate income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Massachusetts Municipal Reserves' investment objective is to seek current income exempt from federal income tax and Massachusetts individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Municipal Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA New York Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Each Fund's investment objective may be changed without shareholder approval. Certain of its investment policies can be changed without shareholder approval unless otherwise stated

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies

in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Each Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed in the Principal Investment Strategies section of this prospectus, as applicable, may be changed by the BofA Funds' Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days prior written notice of the change, except that for BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves such 80% investment requirement may only be changed with shareholder approval.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of each Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of a Fund's acquisition of the security or asset.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund's complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning each Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors. Each Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses the BofA Funds may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Management of the Funds

Primary Service Providers

The Advisor, which also serves as the Funds' administrator (the Administrator), and Distributor, both affiliates of Bank of America, currently provide key services to the Funds and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds' portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds' investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recent fiscal year, the amount of aggregate advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15	%*
BofA Cash Reserves	0.15	%*
BofA Connecticut Municipal Reserves	0.15	%*
BofA Government Plus Reserves	0.14	%*
BofA Government Reserves	0.15	%*
BofA Massachusetts Municipal Reserves	0.15	%*
BofA Money Market Reserves	0.15	%*
BofA Municipal Reserves	0.15	%*
BofA New York Tax-Exempt Reserves	0.15	%*
BofA Tax-Exempt Reserves	0.15	%*
BofA Treasury Reserves	0.15	%*

*  Except for BofA Government Plus Reserves, the Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. BofA Government Plus Reserves Fund pays an investment advisory fee of 0.18% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with the Advisor is available in the Funds' semi-annual reports to shareholders for the fiscal period ended February 28, 2011.

Management of the Funds

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds' operations, coordination of the Funds' service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund's average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly, as follows:

Annual Administration Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.10	%*
BofA Cash Reserves	0.10	%*
BofA Connecticut Municipal Reserves	0.10	%*
BofA Government Plus Reserves	0.067	%*
BofA Government Reserves	0.10	%*
BofA Massachusetts Municipal Reserves	0.10	%*
BofA Money Market Reserves	0.10	%*
BofA Municipal Reserves	0.10	%*
BofA New York Tax-Exempt Reserves	0.10	%*
BofA Tax-Exempt Reserves	0.10	%*
BofA Treasury Reserves	0.10	%*

*  Except for BofA Government Plus Reserves, the Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. BofA Government Plus Reserves Fund pays an administration fee of 0.067% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $125 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates, including the Advisor, may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Funds' transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of a Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is not sufficient to maintain a minimum annualized net yield of 0.00%. These reimbursements are voluntary and may be changed or discontinued by the Distributor or the Advisor at any time.

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of their shares;

■  the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

About Capital Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Capital Class shares. The Funds also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Capital Class shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Funds' share classes and how to choose among them.

Capital Class Shares
Eligible Investors and Minimum Initial Investments(a)	Capital Class shares are available to eligible institutions, intermediaries and individuals on a direct basis or through certain financial institutions and intermediaries. Capital Class shares may be offered by Bank of America and its affiliates.
The minimum initial investment amount for Capital Class shares is $1,000,000, except that a Capital Class shareholder who previously had an existing account in former Retail A shares of a BofA Fund or G-Trust shares of BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves or BofA New York Tax-Exempt Reserves that was converted into Capital Class shares of such Fund on October 1, 2011 continues to be eligible for the legacy $2,500 minimum initial investment amount for the existing account holding such shares and for any new Capital Class shares account opened by such shareholders in another BofA Fund.

Investment Limits	none

Front-End Sales Charges	none

Contingent Deferred Sales Charges	none

Maximum Distribution and Service Fees	none

(a)  See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor or agent. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

About Capital Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

Buying, Selling and Exchanging Shares

Share Price Determination

The Funds each seek to maintain a constant net asset value of $1.00 per share although the BofA Funds cannot guarantee that any Fund will be able to do so. The price you pay or receive when you buy, sell or exchange shares is a Fund's next determined net asset value (or NAV) per share for a given share class. The BofA Funds calculate the net asset value per share for Capital Class shares of the Funds at the following times each business day (unless a Fund closes early):

■  9:45 a.m., 11:00 a.m. and 12:00 noon Eastern time (BofA Municipal Reserves and BofA Tax-Exempt Reserves).

■  9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time (BofA Government Reserves).

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time (BofA Government Plus Reserves).

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time (BofA Cash Reserves, BofA Money Market Reserves and BofA Treasury Reserves).

■  11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves and BofA New York Tax-Exempt Reserves).

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)

NAV	=	– (Liabilities of the share class)

Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Funds may refuse any order to buy or exchange shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone or electronic funds transfer or online. If your order is received in "good form" by the following times on a business day (unless a Fund closes early), you will receive the net asset value per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

■  11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves or BofA New York Tax-Exempt Reserves).

■  12:00 noon Eastern time (BofA Municipal Reserves or BofA Tax-Exempt Reserves).

■  2:30 p.m. Eastern time (BofA Government Reserves).

■  4:00 p.m. Eastern time (BofA Government Plus Reserves).

■  5:00 p.m. Eastern time (BofA Cash Reserves, BofA Money Market Reserves or BofA Treasury Reserves).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Funds each seek to maintain a constant net asset value of $1.00 per share, the BofA Funds cannot guarantee that any Fund will be able to do so.

"Good Form"

A purchase order made by any of the permissible means described below is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee if your address of record or bank account information has been changed within the past 30 days, if you are selling amounts equal to or greater than $100,000, a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner or if the proceeds wire for any

Buying, Selling and Exchanging Shares

amount is being wired to an account not currently on file or made payable to someone other than the registered owner(s) and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before we will act on instructions received by telephone and routinely record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Buying, Selling and Exchanging Shares

Small Account Policy – Accounts Below $250

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. The fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

The BofA Funds reserve the right to change the minimum investment requirements for any Fund. The BofA Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when the BofA Funds believe it is appropriate to do so.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem at any time broker/dealer networked accounts that have account balances of $20 or less.

Excessive Trading Practices

Frequent purchases and sales of fund shares can harm shareholders of certain types of mutual funds in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, the BofA Funds, as money market funds, are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on buy or exchange transactions. The BofA Funds, do, however, reserve the right, but have no obligation, to reject any buy or exchange transaction at any time. In addition, the BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

The BofA Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail or telephone or online.

Buying Shares

Eligible Investors

Capital Class shares are available to eligible institutions, intermediaries and individuals on a direct basis or through certain financial institutions and intermediaries. Capital Class shares may be offered by Bank of America and its affiliates and certain other financial intermediaries.

Minimum Initial Investments

The minimum initial investment amount for Capital Class shares is $1,000,000, except that a Capital Class shareholder who previously had an existing account in former Retail A shares of a BofA Fund or G-Trust shares of BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves or BofA New York Tax-Exempt Reserves that was converted into Capital Class shares of such Fund on October 1, 2011 continues to be eligible for the legacy $2,500 minimum initial investment amount for the existing account holding such shares and for any new Capital Class shares account opened by such shareholders in another BofA Fund. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy or hold Capital Class shares.

Minimum Additional Investments

There is no minimum additional investment for Capital Class shares.

Wire Purchases

You may buy Capital Class shares of the Funds by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases by a Fedwire, the BofA Funds must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Funds close early). If the BofA Funds receive payment after this time, generally we will cancel the order and return any payment received for cancelled orders. If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Capital Class shares of the Funds by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■  You buy Capital Class shares at net asset value per share.

■  Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form."

■  The Funds reserve the right to cancel your order if the Transfer Agent does not receive payment within three business days of receiving your buy order. The Transfer Agent will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■  The Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Buying, Selling and Exchanging Shares

Wire Redemptions

You may request that your Capital Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in "good form" prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Capital Class shares of the Funds and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Checkwriting Service

You can sell your shares and withdraw money from the Funds using the BofA Funds' free checkwriting service. Contact BofA Funds at 888.331.0904 for individual investors, 800.353.0828 for institutional investors or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial redemptions; you cannot use a check to make a full redemption of the shares you hold in a Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Funds' custodian receives the check for payment. The BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you sell your shares through a selling agent, the Transfer Agent will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  No interest will be paid on uncashed redemption checks.

■  The BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■  Also keep in mind the BofA Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Funds to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any BofA Fund; some exceptions apply.

■  The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■  Exchanges are made at net asset value.

■  You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■  You generally may make an exchange only into a BofA Fund that is accepting investments.

■  The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions
Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.
Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years. However, the Funds do not generally expect to have material amounts of such carryforwards.

Taxes and Your Investment

The Funds will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. Each Fund expects that distributions will consist primarily of ordinary income, except BofA California Tax-Exempt Reserves,

Distributions and Taxes

BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves, which expect that distributions will consist primarily of exempt-interest dividends. In addition, you should be aware of the following:

■  Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and, consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■  For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Funds' ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to a Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  For taxable years beginning on or before December 31, 2012, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%.

■  As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■  Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Distributions and Taxes

Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.
It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.
You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. On December 31, 2009, pursuant to a reorganization, each Fund acquired all assets and assumed all liabilities of its predecessor fund, which was a series of Columbia Funds Series Trust. The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of each Fund's predecessor fund and class. The financial information presented in the financial highlights tables below for each of BofA Connecticut Municipal Reserves and BofA Massachusetts Municipal Reserves represents that of each Fund's Retail A shares (and its predecessor class) which converted into such Fund's Capital Class shares on October 1, 2011.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Funds' financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves – Capital Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.001	0.0014	0.0100	0.0242	0.0340
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	(0.0014)	(0.0100)	(0.0242)	(0.0340)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(d)(e)	0.14%	0.14%	1.00%	2.45%	3.45%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(f)	0.20%	0.20%	0.24%	0.20%	0.20%
Waiver/Reimbursement	0.10%	0.08%	0.05%	0.05%	0.06%
Net Investment Income(f)	0.11%	0.14%	1.13%	2.37%	3.40%
Net Assets, End of Period (000s)	$117,232	$193,989	$366,450	$857,425	$557,296

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia California Tax-Exempt Reserves was renamed BofA California Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia California Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia California Tax-Exempt Reserves.

(d)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights

BofA Cash Reserves – Capital Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.001	—	(d)	0.01		0.04		0.05
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	— (e)	—	(d)	—	(d)	—	(d)	— (d)
Total from Investment Operations	0.001	—	(d)	0.01		0.04		0.05
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	—	(d)	(0.01)		(0.04)		(0.05)
Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return(f)(g)	0.11%	0.13%		1.13	%(h)	3.72	%(h)	5.30%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(i)	0.20%	0.21%		0.26%		0.20%		0.20%
Waiver/Reimbursement	0.08%	0.07%		0.05%		0.05%		0.06%
Net Investment Income(i)	0.11%	0.13%		1.10%		3.76%		5.17%
Net Assets, End of Period (000s)	$4,638,454	$6,748,972		$9,410,196		$10,543,052		$13,992,967

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to two decimal places.

(b)  On May 1, 2010, Columbia Cash Reserves was renamed BofA Cash Reserves.

(c)  On December 31, 2009, Columbia Cash Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Cash Reserves.

(d)  Rounds to less than $0.01 per share.

(e)  Rounds to less than $0.001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.11)% and 2.73%, respectively.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights

BofA Connecticut Municipal Reserves – Capital Class Shares

	Year Ended August 31, 2011	Year Ended August 31, 2010(a)(b)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income(c)	— (d)	— (d)	0.009	0.024	0.033
Less Distributions to Shareholders:
From Net Investment Income	— (d)	— (d)	(0.009)	(0.024)	(0.033)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(e)(f)	0.03%	0.03%	0.89%	2.38%	3.39%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(g)	0.29%	0.30%	0.34%	0.30%	0.30%
Waiver/Reimbursement	0.38%	0.17%	0.10%	0.11%	0.21%
Net Investment Income(g)	0.02%	0.03%	0.91%	2.36%	3.35%
Net Assets, End of Period (000s)	$744	$19,085	$24,602	$31,715	$34,621

(a)  On May 1, 2010, Columbia Connecticut Municipal Reserves was renamed BofA Connecticut Municipal Reserves.

(b)  On December 31, 2009, Columbia Connecticut Municipal Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Connecticut Municipal Reserves.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.001 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights

BofA Government Plus Reserves – Capital Class Shares

	Year Ended August 31, 2011		Year Ended August 31, 2010(a)(b)	Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(c)	— (c)	0.008	0.034		0.051
Less Distributions to Shareholders:
From Net Investment Income	—	(c)	— (c)	(0.008)	(0.034)		(0.051)
Increase from Contribution from Advisor	—	(c)	—	—	—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00		$1.00
Total Return(d)(e)	0.01	%(f)	0.03%	0.80%	3.49	%(g)	5.22%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(h)	0.17%		0.19%	0.20%	0.20%		0.20%
Waiver/Reimbursement	0.14%		0.09%	0.08%	0.10%		0.13%
Net Investment Income(h)	0.01%		0.03%	0.67%	3.31	%(g)	5.10%
Net Assets, End of Period (000s)	$492,086		$534,988	$1,071,570	$562,837		$339,180

(a)  On May 1, 2010, Columbia Government Plus Reserves was renamed BofA Government Plus Reserves.

(b)  On December 31, 2009, Columbia Government Plus Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Government Plus Reserves.

(c)  Rounds to less than $0.001 per share.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(g)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights

BofA Government Reserves – Capital Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	(e)	0.0071	0.0334		0.0508
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(e)	(0.0071)	(0.0334)		(0.0508)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return(f)(g)	0.00	%(h)	0.00	%(h)	0.71%	3.39	%(i)	5.20%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(j)	0.15%		0.16%		0.20%	0.20%		0.20%
Waiver/Reimbursement	0.11%		0.10%		0.05%	0.05%		0.06%
Net Investment Income(j)	—	%(h)	—	%(h)	0.68%	3.08	%(i)	5.08%
Net Assets, End of Period (000s)	$3,502,524		$5,188,621		$11,711,498	$7,646,775		$3,287,530

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Government Reserves was renamed BofA Government Reserves.

(c)  On December 31, 2009, Columbia Government Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Government Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Rounds to less than 0.01%.

(i)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights

BofA Massachusetts Municipal Reserves – Capital Class Shares

	Year Ended August 31, 2011		Year Ended August 31, 2010(a)(b)		Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income(c)	—	(d)	—	(d)	0.009	0.024	0.034
Net Realized Gain (Loss) on Investments	—	(d)	—	(d)	— (d)	— (d)	— (d)
Total from Investment Operations	—	(d)	—	(d)	0.009	0.024	0.034
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(d)	(0.009)	(0.024)	(0.034)
From Net Realized Gains	—	(d)	—		—	—	—
Total Distributions to Shareholders	—	(d)	—	(d)	(0.009)	(0.024)	(0.034)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(e)(f)	0.05%		0.03%		0.94%	2.40%	3.43%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(g)	0.27%		0.27%		0.32%	0.28%	0.28%
Waiver/Reimbursement	0.23%		0.12%		0.09%	0.08%	0.15%
Net Investment Income(g)	0.02%		0.03%		0.87%	2.31%	3.38%
Net Assets, End of Period (000s)	$2,472		$77,551		$143,993	$154,075	$106,505

(a)  On May 1, 2010, Columbia Massachusetts Municipal Reserves was renamed BofA Massachusetts Municipal Reserves.

(b)  On December 31, 2009, Columbia Massachusetts Municipal Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Massachusetts Municipal Reserves.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.001 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights

BofA Money Market Reserves – Capital Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.001	—	(e)	0.01		0.04		0.05
Net Realized and Unrealized Gain (Loss) on Investments and Capital Support Agreement	— (d)	—	(e)	—	(e)	—	(e)	— (e)
Total from Investment Operations	0.001	—	(e)	0.01		0.04		0.05
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	—	(e)	(0.01)		(0.04)		(0.05)
Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return(f)(g)	0.11%	0.13%		1.13	%(h)	3.76	%(i)	5.30%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(j)	0.20%	0.20%		0.24%		0.20%		0.20%
Waiver/Reimbursement	0.07%	0.07%		0.05%		0.05%		0.06%
Net Investment Income(j)	0.11%	0.13%		1.07%		3.81%		5.18%
Net Assets, End of Period (000s)	$6,387,295	$8,094,013		$8,254,775		$10,352,511		$10,723,924

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to two decimal places.

(b)  On May 1, 2010, Columbia Money Market Reserves was renamed BofA Money Market Reserves.

(c)  On December 31, 2009, Columbia Money Market Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Money Market Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Had an affiliate of the investment advisor not provided capital support, total return would have been 0.24%.

(i)  The reimbursements from affiliates of the investment advisor for realized losses on securities and capital support had no impact to total return.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights

BofA Municipal Reserves – Capital Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.001	0.0019	0.0125	0.0266	0.0351
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	(0.0019)	(0.0125)	(0.0266)	(0.0351)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(d)(e)	0.14%	0.19%	1.26%	2.70%	3.56%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(f)	0.20%	0.20%	0.23%	0.20%	0.20%
Waiver/Reimbursement	0.07%	0.06%	0.05%	0.05%	0.06%
Net Investment Income(f)	0.14%	0.18%	1.15%	2.72%	3.52%
Net Assets, End of Period (000s)	$2,825,365	$3,619,465	$4,655,880	$3,207,123	$4,451,392

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Municipal Reserves was renamed BofA Municipal Reserves.

(c)  On December 31, 2009, Columbia Municipal Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Municipal Reserves.

(d)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights

BofA New York Tax-Exempt Reserves – Capital Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.001	0.0012	0.0104	0.0245		0.0346
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	(0.0012)	(0.0104)	(0.0245)		(0.0346)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(d)(e)	0.14%	0.12%	1.04%	2.48	%(f)	3.51%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(g)	0.20%	0.20%	0.24%	0.20%		0.20%
Waiver/Reimbursement	0.15%	0.09%	0.07%	0.08%		0.11%
Net Investment Income(g)	0.14%	0.11%	1.15%	2.18	%(f)	3.46%
Net Assets, End of Period (000s)	$85,820	$123,141	$133,680	$372,166		$62,595

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia New York Tax-Exempt Reserves was renamed BofA New York Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia New York Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia New York Tax-Exempt Reserves.

(d)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights

BofA Tax-Exempt Reserves – Capital Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.001	0.0014	0.0113	0.0254		0.0347
Net Realized Gain on Investments	— (d)	— (e)	— (e)	—	(e)	— (e)
Total from Investment Operations	0.001	0.0014	0.0113	0.0254		0.0347
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	(0.0014)	(0.0113)	(0.0254)		(0.0347)
From Net Realized Gains	— (d)	—	—	—		—
Total Distributions to Shareholders	(0.001)	(0.0014)	(0.0113)	(0.0254)		(0.0347)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(f)(g)	0.10%	0.13%	1.14%	2.57	%(h)	3.52%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(i)	0.20%	0.20%	0.23%	0.20%		0.20%
Waiver/Reimbursement	0.07%	0.07%	0.05%	0.06%		0.06%
Net Investment Income(i)	0.10%	0.14%	1.03%	2.40	%(h)	3.47%
Net Assets, End of Period (000s)	$1,205,520	$1,903,203	$3,922,964	$2,750,559		$1,877,823

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Tax-Exempt Reserves was renamed BofA Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Tax-Exempt Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights

BofA Treasury Reserves – Capital Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	(e)	0.0022	0.0282	0.0503
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(e)	(0.0022)	(0.0282)	(0.0503)
Increase from Contribution from Advisor	—	(d)	—		—	—	—
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(f)(g)	0.01	%(h)	0.00	%(i)	0.22%	2.85%	5.14%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(j)	0.14%		0.16%		0.19%	0.20%	0.20%
Waiver/Reimbursement	0.12%		0.10%		0.06%	0.05%	0.06%
Net Investment Income(j)	0.01%		—	%(i)	0.24%	2.80%	4.98%
Net Assets, End of Period (000s)	$4,455,824		$3,785,055		$5,696,275	$11,436,408	$7,331,951

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Treasury Reserves was renamed BofA Treasury Reserves.

(c)  On December 31, 2009, Columbia Treasury Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Treasury Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(i)  Rounds to less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Capital Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA California Tax-Exempt Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.30%	9.73%	$10,972.56	$32.18
3	15.76%	0.30%	14.88%	$11,488.27	$33.69
4	21.55%	0.30%	20.28%	$12,028.22	$35.27
5	27.63%	0.30%	25.94%	$12,593.55	$36.93
6	34.01%	0.30%	31.85%	$13,185.44	$38.67
7	40.71%	0.30%	38.05%	$13,805.16	$40.49
8	47.75%	0.30%	44.54%	$14,454.00	$42.39
9	55.13%	0.30%	51.33%	$15,133.34	$44.38
10	62.89%	0.30%	58.45%	$15,844.61	$46.47
Total Gain After Fees & Expenses				$5,844.61
Total Annual Fees & Expenses					$370.95

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Hypothetical Fees and Expenses

BofA Cash Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.28%	9.75%	$10,974.66	$30.04
3	15.76%	0.28%	14.93%	$11,492.66	$31.45
4	21.55%	0.28%	20.35%	$12,035.11	$32.94
5	27.63%	0.28%	26.03%	$12,603.17	$34.49
6	34.01%	0.28%	31.98%	$13,198.04	$36.12
7	40.71%	0.28%	38.21%	$13,820.99	$37.83
8	47.75%	0.28%	44.73%	$14,473.34	$39.61
9	55.13%	0.28%	51.56%	$15,156.48	$41.48
10	62.89%	0.28%	58.72%	$15,871.87	$43.44
Total Gain After Fees & Expenses				$5,871.87
Total Annual Fees & Expenses					$347.88

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Connecticut Municipal Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.57%	9.44%	$10,944.26	$61.06
3	15.76%	0.57%	14.29%	$11,429.09	$63.76
4	21.55%	0.57%	19.35%	$11,935.40	$66.59
5	27.63%	0.57%	24.64%	$12,464.14	$69.54
6	34.01%	0.57%	30.16%	$13,016.30	$72.62
7	40.71%	0.57%	35.93%	$13,592.93	$75.84
8	47.75%	0.57%	41.95%	$14,195.09	$79.20
9	55.13%	0.57%	48.24%	$14,823.94	$82.70
10	62.89%	0.57%	54.81%	$15,480.64	$86.37
Total Gain After Fees & Expenses				$5,480.64
Total Annual Fees & Expenses					$678.16

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Hypothetical Fees and Expenses

BofA Government Plus Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.31%	9.72%	$10,971.51	$33.25
3	15.76%	0.31%	14.86%	$11,486.08	$34.81
4	21.55%	0.31%	20.25%	$12,024.77	$36.44
5	27.63%	0.31%	25.89%	$12,588.73	$38.15
6	34.01%	0.31%	31.79%	$13,179.15	$39.94
7	40.71%	0.31%	37.97%	$13,797.25	$41.81
8	47.75%	0.31%	44.44%	$14,444.34	$43.77
9	55.13%	0.31%	51.22%	$15,121.78	$45.83
10	62.89%	0.31%	58.31%	$15,830.99	$47.98
Total Gain After Fees & Expenses				$5,830.99
Total Annual Fees & Expenses					$382.46

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.26%	9.77%	$10,976.75	$27.89
3	15.76%	0.26%	14.97%	$11,497.05	$29.22
4	21.55%	0.26%	20.42%	$12,042.01	$30.60
5	27.63%	0.26%	26.13%	$12,612.80	$32.05
6	34.01%	0.26%	32.11%	$13,210.65	$33.57
7	40.71%	0.26%	38.37%	$13,836.83	$35.16
8	47.75%	0.26%	44.93%	$14,492.70	$36.83
9	55.13%	0.26%	51.80%	$15,179.65	$38.57
10	62.89%	0.26%	58.99%	$15,899.17	$40.40
Total Gain After Fees & Expenses				$5,899.17
Total Annual Fees & Expenses					$324.77

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Hypothetical Fees and Expenses

BofA Massachusetts Municipal Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.42%	9.60%	$10,959.98	$45.02
3	15.76%	0.42%	14.62%	$11,461.95	$47.09
4	21.55%	0.42%	19.87%	$11,986.91	$49.24
5	27.63%	0.42%	25.36%	$12,535.91	$51.50
6	34.01%	0.42%	31.10%	$13,110.05	$53.86
7	40.71%	0.42%	37.10%	$13,710.49	$56.32
8	47.75%	0.42%	43.38%	$14,338.43	$58.90
9	55.13%	0.42%	49.95%	$14,995.14	$61.60
10	62.89%	0.42%	56.82%	$15,681.91	$64.42
Total Gain After Fees & Expenses				$5,681.91
Total Annual Fees & Expenses					$508.43

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Money Market Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.27%	9.76%	$10,975.70	$28.97
3	15.76%	0.27%	14.95%	$11,494.85	$30.34
4	21.55%	0.27%	20.39%	$12,038.56	$31.77
5	27.63%	0.27%	26.08%	$12,607.99	$33.27
6	34.01%	0.27%	32.04%	$13,204.34	$34.85
7	40.71%	0.27%	38.29%	$13,828.91	$36.49
8	47.75%	0.27%	44.83%	$14,483.02	$38.22
9	55.13%	0.27%	51.68%	$15,168.06	$40.03
10	62.89%	0.27%	58.86%	$15,885.51	$41.92
Total Gain After Fees & Expenses				$5,885.51
Total Annual Fees & Expenses					$336.34

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Hypothetical Fees and Expenses

BofA Municipal Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.27%	9.76%	$10,975.70	$28.97
3	15.76%	0.27%	14.95%	$11,494.85	$30.34
4	21.55%	0.27%	20.39%	$12,038.56	$31.77
5	27.63%	0.27%	26.08%	$12,607.99	$33.27
6	34.01%	0.27%	32.04%	$13,204.34	$34.85
7	40.71%	0.27%	38.29%	$13,828.91	$36.49
8	47.75%	0.27%	44.83%	$14,483.02	$38.22
9	55.13%	0.27%	51.68%	$15,168.06	$40.03
10	62.89%	0.27%	58.86%	$15,885.51	$41.92
Total Gain After Fees & Expenses				$5,885.51
Total Annual Fees & Expenses					$336.34

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA New York Tax-Exempt Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.35%	9.67%	$10,967.32	$37.53
3	15.76%	0.35%	14.77%	$11,477.30	$39.28
4	21.55%	0.35%	20.11%	$12,010.99	$41.10
5	27.63%	0.35%	25.70%	$12,569.51	$43.02
6	34.01%	0.35%	31.54%	$13,153.99	$45.02
7	40.71%	0.35%	37.66%	$13,765.65	$47.11
8	47.75%	0.35%	44.06%	$14,405.75	$49.30
9	55.13%	0.35%	50.76%	$15,075.62	$51.59
10	62.89%	0.35%	57.77%	$15,776.63	$53.99
Total Gain After Fees & Expenses				$5,776.63
Total Annual Fees & Expenses					$428.42

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Hypothetical Fees and Expenses

BofA Tax-Exempt Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.27%	9.76%	$10,975.70	$28.97
3	15.76%	0.27%	14.95%	$11,494.85	$30.34
4	21.55%	0.27%	20.39%	$12,038.56	$31.77
5	27.63%	0.27%	26.08%	$12,607.99	$33.27
6	34.01%	0.27%	32.04%	$13,204.34	$34.85
7	40.71%	0.27%	38.29%	$13,828.91	$36.49
8	47.75%	0.27%	44.83%	$14,483.02	$38.22
9	55.13%	0.27%	51.68%	$15,168.06	$40.03
10	62.89%	0.27%	58.86%	$15,885.51	$41.92
Total Gain After Fees & Expenses				$5,885.51
Total Annual Fees & Expenses					$336.34

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Treasury Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.26%	9.77%	$10,976.75	$27.89
3	15.76%	0.26%	14.97%	$11,497.05	$29.22
4	21.55%	0.26%	20.42%	$12,042.01	$30.60
5	27.63%	0.26%	26.13%	$12,612.80	$32.05
6	34.01%	0.26%	32.11%	$13,210.65	$33.57
7	40.71%	0.26%	38.37%	$13,836.83	$35.16
8	47.75%	0.26%	44.93%	$14,492.70	$36.83
9	55.13%	0.26%	51.80%	$15,179.65	$38.57
10	62.89%	0.26%	58.99%	$15,899.17	$40.40
Total Gain After Fees & Expenses				$5,899.17
Total Annual Fees & Expenses					$324.77

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Funds

Capital Class Shares

Prospectus, January 1, 2012

For More Information

You will find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or 800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

© 2011 Bank of America Corporation. All rights reserved. 100 Federal Street, Boston, MA 02110
888.331.0904 www.bofacapital.com

INT-36/191205-0112

BofA Funds

Prospectus

January 1, 2012

Institutional Class Shares

■  BofA California Tax-Exempt Reserves (NCTXX)

■  BofA Cash Reserves (NCIXX)

■  BofA Government Plus Reserves (CVIXX)

■  BofA Government Reserves (NVIXX)

■  BofA Money Market Reserves (NRIXX)

■  BofA Municipal Reserves (NMIXX)

■  BofA New York Tax-Exempt Reserves (NYIXX)

■  BofA Tax-Exempt Reserves (NEIXX)

■  BofA Treasury Reserves (NTIXX)

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA California Tax-Exempt Reserves	3

BofA Cash Reserves	9

BofA Government Plus Reserves	16

BofA Government Reserves	21

BofA Money Market Reserves	26

BofA Municipal Reserves	33

BofA New York Tax-Exempt Reserves	39

BofA Tax-Exempt Reserves	46

BofA Treasury Reserves	52

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation	57

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies	58

Management of the Funds	60

Primary Service Providers	60

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	62

About Institutional Class Shares	63

Description of the Share Class	63

Shareholder Administration Fees	64

Financial Intermediary Compensation	65

Buying, Selling and Exchanging Shares	66

Share Price Determination	66

Transaction Rules and Policies	67

Opening an Account and Placing Orders	70

Distributions and Taxes	72

Financial Highlights	75

Hypothetical Fees and Expenses	84

Icons Guide

  Investment Objective

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Fees and Expenses

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

2

BofA California Tax-Exempt Reserves

Investment Objective

BofA California Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.09%
Shareholder administration fee	0.04%
Other	0.05%
Total annual Fund operating expenses	0.34%
Fee waivers and/or reimbursements(a)(b)	-0.10%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.24%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

3

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$99	$181	$421

Remember this is an example only. Your actual costs may be higher or lower.

4

BofA California Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells

5

BofA California Tax-Exempt Reserves

portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in California municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability

6

BofA California Tax-Exempt Reserves

of issuers of California municipal securities to meet their obligations. California is continuing its efforts to recover from economic recession. However, such efforts have been hampered, including the state's housing market, which continues to adversely affect both the construction industry and the financial sector. In addition, California's unemployment rate continues to remain high, and state revenues are lagging behind budgetary projections. California's Governor and state legislature have taken various actions designed to address these conditions, including, but not limited to, revenue building and reapplication, and spending reduction initiatives. There can be no assurances, however, that the financial condition of California will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to California and its municipalities may affect the ability of California or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about risks specific to California municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

7

BofA California Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Institutional Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.87%
Worst:	1	st quarter 2002:	0.00%

* Year-to-date return as of September 30, 2011: 0.07%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Institutional Class Shares (3/28/01)	0.10%	1.80%	1.48%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 57 of the prospectus.

8

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.07%
Shareholder administration fee	0.04%
Other	0.03%
Total annual Fund operating expenses	0.32%
Fee waivers and/or reimbursements(a)(b)	-0.08%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.24%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

9

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$95	$172	$398

Remember this is an example only. Your actual costs may be higher or lower.

10

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund

11

BofA Cash Reserves

may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage

12

BofA Cash Reserves

Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

13

BofA Cash Reserves

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls or capital repatriation limitation; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

14

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Institutional Class shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.43%
Worst:	1	st quarter 2010:	0.01%

* Year-to-date return as of September 30, 2011: 0.04%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Institutional Class Shares	0.09%	2.64%	2.45%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 57 of the prospectus.

15

BofA Government Plus Reserves

Investment Objective

BofA Government Plus Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.10%
Shareholder administration fee	0.04%
Other	0.06%
Total annual Fund operating expenses	0.35%
Fee waivers and/or reimbursements(a)(b)	-0.11%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.24%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.16% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

16

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$101	$185	$432

Remember this is an example only. Your actual costs may be higher or lower.

17

BofA Government Plus Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund purchases only first-tier securities that consist of these obligations and repurchase agreements. These obligations may have fixed, floating or variable rates of interest.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In

18

BofA Government Plus Reserves

addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

19

BofA Government Plus Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Institutional Class shares of Columbia Government Plus Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	4	th quarter 2006:	1.28%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Institutional Class Shares (11/17/05)	0.01%	2.48%	2.52%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 57 of the prospectus.

20

BofA Government Reserves

Investment Objective

BofA Government Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.05%
Shareholder administration fee	0.04%
Other	0.01%
Total annual Fund operating expenses	0.30%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.24%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

21

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$90	$163	$375

Remember this is an example only. Your actual costs may be higher or lower.

22

BofA Government Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These

23

BofA Government Reserves

changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

24

BofA Government Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Institutional Class shares of Columbia Government Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.39%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Institutional Class Shares	0.00%	2.44%	2.29%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 57 of the prospectus.

25

BofA Money Market Reserves

Investment Objective

BofA Money Market Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.06%
Shareholder administration fee	0.04%
Other	0.02%
Total annual Fund operating expenses	0.31%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.24%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

26

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$93	$167	$386

Remember this is an example only. Your actual costs may be higher or lower.

27

BofA Money Market Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund

28

BofA Money Market Reserves

may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage

29

BofA Money Market Reserves

Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

30

BofA Money Market Reserves

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls or capital repatriation limitation; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

31

BofA Money Market Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Institutional Class shares of Columbia Money Market Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.42%
Worst:	1	st quarter 2010:	0.01%

* Year-to-date return as of September 30, 2011: 0.04%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Institutional Class Shares	0.09%	2.65%	2.43%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 57 of the prospectus.

32

BofA Municipal Reserves

Investment Objective

BofA Municipal Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.06%
Shareholder administration fee	0.04%
Other	0.02%
Total annual Fund operating expenses	0.31%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.24%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

33

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$93	$167	$386

Remember this is an example only. Your actual costs may be higher or lower.

34

BofA Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate

35

BofA Municipal Reserves

sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.
■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on

36

BofA Municipal Reserves

the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

37

BofA Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Institutional Class shares of Columbia Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.90%
Worst:	1	st quarter 2010:	0.02%

* Year-to-date return as of September 30, 2011: 0.06%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Institutional Class Shares	0.12%	1.94%	1.71%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 57 of the prospectus.

38

BofA New York Tax-Exempt Reserves

Investment Objective

BofA New York Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.14%
Shareholder administration fee	0.04%
Other	0.10%
Total annual Fund operating expenses	0.39%
Fee waivers and/or reimbursements(a)(b)	-0.15%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.24%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

39

BofA New York Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$110	$204	$478

Remember this is an example only. Your actual costs may be higher or lower.

40

BofA New York Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and New York individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of New York.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal

41

BofA New York Tax-Exempt Reserves

operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security

42

BofA New York Tax-Exempt Reserves

can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in New York municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of New York and other factors specifically impacting the ability of issuers of New York municipal securities to meet their obligations. The economy of New York State is significantly influenced by the financial health of the City of New York and the surrounding area. As a result, when the City of New York experiences financial difficulty, it has a substantial impact on the financial condition of New York State. Largely due to the fact that the City of New York is the nation's leading center of banking and finance, the recent national and international crises in the financial sectors have had a disproportionate effect on the City, which, in turn, has adversely affected the State's financial condition. New York State is continuing its efforts to recover from economic recession. There can be no assurances, however, that the financial condition of New York will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to New York and its municipalities may affect the ability of New York or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about risks specific to New York municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

43

BofA New York Tax-Exempt Reserves

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

44

BofA New York Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Institutional Class shares of Columbia New York Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Columbia New York Tax-Exempt Reserves' Institutional Class shares were fully redeemed on December 22, 2002 and recommenced operations on August 25, 2003. From December 22, 2002 to August 25, 2003, performance for the share class could not be calculated due to nominal asset levels. The first full calendar year of returns of Columbia New York Tax-Exempt Reserves Institutional Class shares after it recommenced operations was the year ended December 31, 2004. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.88%
Worst:	1	st quarter 2010:	0.01%

* Year-to-date return as of September 30, 2011: 0.07%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Institutional Class Shares (8/25/03)	0.08%	1.82%	1.71%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 57 of the prospectus.

45

BofA Tax-Exempt Reserves

Investment Objective

BofA Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.06%
Shareholder administration fee	0.04%
Other	0.02%
Total annual Fund operating expenses	0.31%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.24%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

46

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$93	$167	$386

Remember this is an example only. Your actual costs may be higher or lower.

47

BofA Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund

48

BofA Tax-Exempt Reserves

may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

49

BofA Tax-Exempt Reserves

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

50

BofA Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Institutional Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.89%
Worst:	1	st quarter 2010:	0.01%

* Year-to-date return as of September 30, 2011: 0.03%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Institutional Class Shares (6/18/02)	0.08%	1.86%	1.64%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 57 of the prospectus.

51

BofA Treasury Reserves

Investment Objective

BofA Treasury Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.05%
Shareholder administration fee	0.04%
Other	0.01%
Total annual Fund operating expenses	0.30%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.24%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

52

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$90	$163	$375

Remember this is an example only. Your actual costs may be higher or lower.

53

BofA Treasury Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money

54

BofA Treasury Reserves

market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

55

BofA Treasury Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Institutional Class shares of Columbia Treasury Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.36%
Worst:	2	nd quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Institutional Class Shares	0.00%	2.22%	2.17%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 57 of the prospectus.

56

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day that the fund is open on the BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723) or by telephone at 888.331.0904. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. The minimum initial investment amount for Institutional Class shares is $750,000. There is no minimum additional investment for Institutional Class shares.

Tax Information

A Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

57

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies

This section includes additional information about the Funds' investment objectives and certain strategies and policies that the Funds may utilize in pursuit of their investment objectives.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a fund's yield potential. These requirements generally apply at the time an investment is made. The following summarizes a number of the key requirements. The BofA Funds, like all money market funds:

■  generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit a Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing a Fund's Investment Objective and Policies

Each Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves. BofA California Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Municipal Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA New York Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Each Fund's investment objective may be changed without shareholder approval. Certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Each Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed in the Principal Investment Strategies section of this prospectus, as applicable, may be changed by the Board without shareholder approval as long as

58

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies

shareholders are given 60 days prior written notice of the change, except that for BofA California Tax-Exempt Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves such 80% investment requirement may only be changed with shareholder approval.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of each Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of a Fund's acquisition of the security or asset.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund's complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning each Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors. Each Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses the BofA Funds may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

59

Management of the Funds

Primary Service Providers

The Advisor, which also serves as the Funds' administrator (the Administrator), and Distributor, both affiliates of Bank of America, currently provide key services to the Funds and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds' portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds' investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recent fiscal year, the amount of aggregate advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15	%*
BofA Cash Reserves	0.15	%*
BofA Government Plus Reserves	0.14	%*
BofA Government Reserves	0.15	%*
BofA Money Market Reserves	0.15	%*
BofA Municipal Reserves	0.15	%*
BofA New York Tax-Exempt Reserves	0.15	%*
BofA Tax-Exempt Reserves	0.15	%*
BofA Treasury Reserves	0.15	%*

*  Except for BofA Government Plus Reserves, the Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. BofA Government Plus Reserves Fund pays an investment advisory fee of 0.18% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with the Advisor is available in the Funds' semi-annual reports to shareholders for the fiscal period ended February 28, 2011.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds' operations, coordination of the Funds' service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund's average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly, as follows:

Annual Administration Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.10	%*
BofA Cash Reserves	0.10	%*
BofA Government Plus Reserves	0.067	%*
BofA Government Reserves	0.10	%*
BofA Money Market Reserves	0.10	%*
BofA Municipal Reserves	0.10	%*
BofA New York Tax-Exempt Reserves	0.10	%*
BofA Tax-Exempt Reserves	0.10	%*
BofA Treasury Reserves	0.10	%*

*  Except for BofA Government Plus Reserves, the Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. BofA Government Plus Reserves Fund pays an administration fee of 0.067% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $125 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor

60

Management of the Funds

and its affiliates, including the Advisor, may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Funds' transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of a Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is not sufficient to maintain a minimum annualized net yield of 0.00%. These reimbursements are voluntary and may be changed or discontinued by the Distributor or the Advisor at any time.

61

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator, and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of their shares;

■  the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

62

About Institutional Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Institutional Class shares. The Funds also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Institutional Class shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Funds' share classes and how to choose among them.

Institutional Class Shares
Eligible Investors and Minimum Initial Investments(a)	Institutional Class shares are available to eligible institutions, intermediaries and individuals on a direct basis or through certain financial institutions and intermediaries. Institutional Class shares may be offered by Bank of America and its affiliates.
The minimum initial investment amount for Institutional Class shares is $750,000.

Investment Limits	none

Front-End Sales Charges	none

Contingent Deferred Sales Charges	none

Maximum Distribution and Service Fees	none

Maximum Shareholder Administration Fee	0.04%

(a)  See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor or agent. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

63

About Institutional Class Shares

Shareholder Administration Fee

Pursuant to the shareholder administration plan for Institutional Class shares adopted by the Board, each Fund pays the Advisor, the Distributor and/or eligible selling and/or servicing agents a shareholder administration fee in addition to the fees it pays the Administrator for overseeing the administrative operations of the Funds. These fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible selling and/or servicing agents for the shareholder administration services they provide. Because the fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder administration fee (as an annual % of average daily net assets) applicable to the Funds' Institutional Class shares:

Shareholder Administration Fee

Institutional Class	0.04%

The Funds will pay these fees to the Advisor, the Distributor and/or to eligible selling and/or servicing agents for as long as the shareholder administration plan for Institutional Class shares continues. The BofA Funds may reduce or discontinue payments at any time.

64

About Institutional Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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Buying, Selling and Exchanging Shares

Share Price Determination

The Funds each seek to maintain a constant net asset value of $1.00 per share although the BofA Funds cannot guarantee that any Fund will be able to do so. The price you pay or receive when you buy, sell or exchange shares is a Fund's next determined net asset value (or NAV) per share for a given share class. The BofA Funds calculate the net asset value per share for Institutional Class shares of the Funds at the following times each business day (unless a Fund closes early):

■  9:45 a.m., 11:00 a.m. and 12:00 noon Eastern time (BofA Municipal Reserves and BofA Tax-Exempt Reserves).

■  9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time (BofA Government Reserves).

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time (BofA Government Plus Reserves).

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time (BofA Cash Reserves, BofA Money Market Reserves and BofA Treasury Reserves).

■  11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves and BofA New York Tax-Exempt Reserves).

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)

NAV	=	– (Liabilities of the share class)

Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

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Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Funds may refuse any order to buy or exchange shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone, or electronic funds transfer or online. If your order is received in "good form" by the following times on a business day (unless a Fund closes early), you will receive the net asset value per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

■  11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves or BofA New York Tax-Exempt Reserves).

■  12:00 noon Eastern time (BofA Municipal Reserves or BofA Tax-Exempt Reserves).

■  2:30 p.m. Eastern time (BofA Government Reserves).

■  4:00 p.m. Eastern time (BofA Government Plus Reserves).

■  5:00 p.m. Eastern time (BofA Cash Reserves, BofA Money Market Reserves or BofA Treasury Reserves).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Funds each seek to maintain a constant net asset value of $1.00 per share, the BofA Funds cannot guarantee that any Fund will be able to do so.

"Good Form"

A purchase order made by any of the permissible means described below is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee if your address of record or bank account information has been changed within the past 30 days, if you are selling amounts equal to or greater than $100,000, a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner or if the proceeds wire for any

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Buying, Selling and Exchanging Shares

amount is being wired to an account not currently on file or made payable to someone other than the registered owner(s) and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before we will act on instructions received by telephone and routinely record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic

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Buying, Selling and Exchanging Shares

sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. The fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

The BofA Funds reserve the right to change the minimum investment requirements for any Fund. The BofA Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when the BofA Funds believe it is appropriate to do so.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem at any time broker/dealer networked accounts that have account balances of $20 or less.

Excessive Trading Practices

Frequent purchases and sales of fund shares can harm shareholders of certain types of mutual funds in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, the BofA Funds, as money market funds, are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on buy or exchange transactions. The BofA Funds, do, however, reserve the right, but have no obligation, to reject any buy or exchange transaction at any time. In addition, the BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

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Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

The BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, or telephone or online.

Buying Shares

Eligible Investors

Institutional Class shares are available to eligible institutions, intermediaries and individuals on a direct basis or through certain financial institutions and intermediaries. Institutional Class shares may be offered by Bank of America and its affiliates and certain other financial intermediaries.

Minimum Initial Investments

The minimum initial investment for Institutional Class shares is $750,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy or hold Institutional Class shares.

Minimum Additional Investments

There is no minimum additional investment for Institutional Class shares.

Wire Purchases

You may buy Institutional Class shares of the Funds by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases by a Fedwire, the BofA Funds must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Funds close early). If the BofA Funds receive payment after this time, generally we will cancel the order and return any payment received for cancelled orders. If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Institutional Class shares of the Funds by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■  You buy Institutional Class shares at net asset value per share.

■  Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form."

■  The Funds reserve the right to cancel your order if the Transfer Agent does not receive payment within three business days of receiving your buy order. The Transfer Agent will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■  The Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Institutional Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500.

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Buying, Selling and Exchanging Shares

Electronic Funds Transfer

You may sell Institutional Class shares of the Funds and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Redemption Rules You Should Know

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you sell your shares through a selling agent, the Transfer Agent will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  No interest will be paid on uncashed redemption checks.

■  The BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■  Also keep in mind the BofA Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Funds to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any BofA Fund; some exceptions apply.

■  The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■  Exchanges are made at net asset value.

■  You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■  You generally may make an exchange only into a BofA Fund that is accepting investments.

■  The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

71

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund. If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years. However, the Funds do not generally expect to have material amounts of such carryforwards.

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Taxes and Your Investment

The Funds will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. Each Fund expects that distributions will consist primarily of ordinary income, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves, which expect that distributions will consist primarily of exempt-interest dividends. In addition, you should be aware of the following:

■  Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and, consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■  For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Funds' ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to a Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  For taxable years beginning on or before December 31, 2012, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%.

■  As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■  Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding do not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on

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your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. On December 31, 2009, pursuant to a reorganization, each Fund acquired all assets and assumed all liabilities of its predecessor fund, which was a series of Columbia Funds Series Trust. The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of each Fund's predecessor fund and class.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Funds' financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves – Institutional Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.001	0.0010	0.0096	0.0238	0.0336
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	(0.0010)	(0.0096)	(0.0238)	(0.0336)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(d)(e)	0.11%	0.10%	0.96%	2.41%	3.41%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(f)	0.23%	0.24%	0.28%	0.24%	0.24%
Waiver/Reimbursement	0.11%	0.08%	0.05%	0.05%	0.06%
Net Investment Income(f)	0.08%	0.10%	1.04%	2.28%	3.34%
Net Assets, End of Period (000s)	$110,499	$265,338	$447,721	$942,240	$540,951

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia California Tax-Exempt Reserves was renamed BofA California Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia California Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia California Tax-Exempt Reserves.

(d)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

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BofA Cash Reserves – Institutional Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.001	—	(e)	0.01		0.04		0.05
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	— (d)	—	(e)	—	(e)	—	(e)	— (e)
Total from Investment Operations	0.001	—	(e)	0.01		0.04		0.05
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	—	(e)	(0.01)		(0.04)		(0.05)
Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return(f)(g)	0.07%	0.09%		1.09	%(h)	3.68	%(h)	5.25%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(i)	0.24%	0.25%		0.30%		0.24%		0.24%
Waiver/Reimbursement	0.08%	0.07%		0.05%		0.05%		0.06%
Net Investment Income(i)	0.08%	0.09%		1.20%		3.79%		5.13%
Net Assets, End of Period (000s)	$997,386	$1,672,273		$2,349,743		$4,450,313		$6,919,396

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to two decimal places.

(b)  On May 1, 2010, Columbia Cash Reserves was renamed BofA Cash Reserves.

(c)  On December 31, 2009, Columbia Cash Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Cash Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.15)% and 2.69%, respectively.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

76

Financial Highlights

BofA Government Plus Reserves – Institutional Class Shares

	Year Ended August 31, 2011		Year Ended August 31, 2010(a)(b)	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(c)	— (c)	0.008		0.034		0.051
Less Distributions to Shareholders:
From Net Investment Income	—	(c)	— (c)	(0.008)		(0.034)		(0.051)
Increase from Contribution from Advisor	—	(c)	—	—		—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(d)(e)	0.00	%(f)(g)	0.01%	0.76	%(h)	3.45	%(h)	5.18%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(i)	0.18%		0.21%	0.24%		0.24%		0.24%
Waiver/Reimbursement	0.17%		0.11%	0.08%		0.10%		0.13%
Net Investment Income(i)	—	%(g)	0.01%	0.58	%(h)	3.24	%(h)	5.06%
Net Assets, End of Period (000s)	$75,270		$53,599	$191,321		$72,527		$50,724

(a)  On May 1, 2010, Columbia Government Plus Reserves was renamed BofA Government Plus Reserves.

(b)  On December 31, 2009, Columbia Government Plus Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Government Plus Reserves.

(c)  Rounds to less than $0.001 per share.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(g)  Rounds to less than 0.01%.

(h)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

77

Financial Highlights

BofA Government Reserves – Institutional Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—		0.0067	0.0330		0.0504
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(e)	(0.0067)	(0.0330)		(0.0504)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return(f)(g)	0.00	%(h)	0.00	%(h)	0.67%	3.35	%(i)	5.16%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(j)	0.16%		0.16%		0.24%	0.24%		0.24%
Waiver/Reimbursement	0.14%		0.14%		0.05%	0.05%		0.06%
Net Investment Income(i)(j)	—	%(h)	—		0.66%	2.98	%(i)	5.04%
Net Assets, End of Period (000s)	$527,276		$1,096,358		$2,667,449	$2,617,573		$897,083

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Government Reserves was renamed BofA Government Reserves.

(c)  On December 31, 2009, Columbia Government Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Government Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Rounds to less than 0.01%.

(i)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

78

Financial Highlights

BofA Money Market Reserves – Institutional Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.001	—	(e)	0.01		0.04		0.05
Net Realized and Unrealized Gain (Loss) on Investments and Capital Support Agreement	— (d)	—	(e)	—	(e)	—	(e)	— (e)
Total from Investment Operations	0.001	—	(e)	0.01		0.04		0.05
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	—	(e)	(0.01)		(0.04)		(0.05)
Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return(f)(g)	0.07%	0.09%		1.09	%(h)	3.72	%(i)	5.26%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(j)	0.24%	0.24%		0.28%		0.24%		0.24%
Waiver/Reimbursement	0.07%	0.06%		0.05%		0.05%		0.06%
Net Investment Income(j)	0.07%	0.09%		1.11%		3.66%		5.14%
Net Assets, End of Period (000s)	$534,875	$991,882		$2,003,722		$2,926,008		$3,099,546

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to two decimal places.

(b)  On May 1, 2010, Columbia Money Market Reserves was renamed BofA Money Market Reserves.

(c)  On December 31, 2009, Columbia Money Market Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Money Market Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Had an affiliate of the investment advisor not provided capital support, total return would have been 0.20%.

(i)  The reimbursements from affiliates of the investment advisor for realized losses on securities and capital support had no impact to total return.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

79

Financial Highlights

BofA Municipal Reserves – Institutional Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.001	0.0015	0.0121	0.0262	0.0347
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	(0.0015)	(0.0121)	(0.0262)	(0.0347)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(d)(e)	0.10%	0.15%	1.22%	2.66%	3.52%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(f)	0.24%	0.24%	0.27%	0.24%	0.24%
Waiver/Reimbursement	0.07%	0.06%	0.05%	0.05%	0.06%
Net Investment Income(f)	0.10%	0.15%	1.12%	2.67%	3.47%
Net Assets, End of Period (000s)	$159,867	$328,101	$1,123,450	$985,752	$1,048,065

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Municipal Reserves was renamed BofA Municipal Reserves.

(c)  On December 31, 2009, Columbia Municipal Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Municipal Reserves.

(d)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

80

Financial Highlights

BofA New York Tax-Exempt Reserves – Institutional Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.001	0.0008	0.0100	0.0241	0.0342
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	(0.0008)	(0.0100)	(0.0241)	(0.0342)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(d)(e)	0.10%	0.08%	1.01%	2.44%	3.47%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(f)	0.24%	0.24%	0.28%	0.24%	0.24%
Waiver/Reimbursement	0.15%	0.09%	0.07%	0.08%	0.11%
Net Investment Income(f)	0.09%	0.07%	1.03%	2.44%	3.42%
Net Assets, End of Period (000s)	$881	$95,095	$119,388	$181,320	$223,065

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia New York Tax-Exempt Reserves was renamed BofA New York Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia New York Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia New York Tax-Exempt Reserves.

(d)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

81

Financial Highlights

BofA Tax-Exempt Reserves – Institutional Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.001	0.0010	0.0109	0.0250		0.0343
Net Realized Gain on Investments	— (d)	— (e)	— (e)	—	(e)	— (e)
Total from Investment Operations	0.001	0.0010	0.0109	0.0250		0.0343
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	(0.0010)	(0.0109)	(0.0250)		(0.0343)
From Net Realized Gains	— (d)	—	—	—		—
Total Distributions to Shareholders	(0.001)	(0.0010)	(0.0109)	(0.0250)		(0.0343)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(f)(g)	0.06%	0.09%	1.10%	2.53	%(h)	3.48%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(i)	0.23%	0.24%	0.27%	0.24%		0.24%
Waiver/Reimbursement	0.08%	0.07%	0.05%	0.06%		0.06%
Net Investment Income(i)	0.07%	0.10%	1.06%	2.31	%(h)	3.43%
Net Assets, End of Period (000s)	$88,637	$187,997	$445,549	$469,574		$307,411

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Tax-Exempt Reserves was renamed BofA Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Tax-Exempt Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

82

Financial Highlights

BofA Treasury Reserves – Institutional Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	(e)	0.0019	0.0278	0.0499
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(e)	(0.0019)	(0.0278)	(0.0499)
Increase from Contribution from Advisor	—	(d)	—		—	—	—
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(f)(g)	0.00	%(h)	0.00	%(i)	0.19%	2.81%	5.10%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(j)	0.16%		0.17%		0.22%	0.24%	0.24%
Waiver/Reimbursement	0.14%		0.13%		0.07%	0.05%	0.06%
Net Investment Income(j)	—	%(i)	—	%(i)	0.21%	2.68%	4.96%
Net Assets, End of Period (000s)	$333,703		$810,783		$1,829,959	$2,894,773	$2,189,669

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Treasury Reserves was renamed BofA Treasury Reserves.

(c)  On December 31, 2009, Columbia Treasury Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Treasury Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(i)  Rounds to less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

83

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Institutional Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA California Tax-Exempt Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.34%	9.64%	$10,964.18	$36.45
3	15.76%	0.34%	14.75%	$11,475.11	$38.15
4	21.55%	0.34%	20.10%	$12,009.85	$39.92
5	27.63%	0.34%	25.70%	$12,569.51	$41.78
6	34.01%	0.34%	31.55%	$13,155.25	$43.73
7	40.71%	0.34%	37.68%	$13,768.29	$45.77
8	47.75%	0.34%	44.10%	$14,409.89	$47.90
9	55.13%	0.34%	50.81%	$15,081.39	$50.14
10	62.89%	0.34%	57.84%	$15,784.18	$52.47
Total Gain After Fees & Expenses				$5,784.18
Total Annual Fees & Expenses					$420.88

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

84

Hypothetical Fees and Expenses

BofA Cash Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.32%	9.66%	$10,966.28	$34.31
3	15.76%	0.32%	14.79%	$11,479.50	$35.91
4	21.55%	0.32%	20.17%	$12,016.74	$37.59
5	27.63%	0.32%	25.79%	$12,579.12	$39.35
6	34.01%	0.32%	31.68%	$13,167.83	$41.20
7	40.71%	0.32%	37.84%	$13,784.08	$43.12
8	47.75%	0.32%	44.29%	$14,429.17	$45.14
9	55.13%	0.32%	51.04%	$15,104.46	$47.25
10	62.89%	0.32%	58.11%	$15,811.35	$49.47
Total Gain After Fees & Expenses				$5,811.35
Total Annual Fees & Expenses					$397.91

BofA Government Plus Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.35%	9.63%	$10,963.13	$37.52
3	15.76%	0.35%	14.73%	$11,472.92	$39.26
4	21.55%	0.35%	20.06%	$12,006.41	$41.09
5	27.63%	0.35%	25.65%	$12,564.71	$43.00
6	34.01%	0.35%	31.49%	$13,148.97	$45.00
7	40.71%	0.35%	37.60%	$13,760.39	$47.09
8	47.75%	0.35%	44.00%	$14,400.25	$49.28
9	55.13%	0.35%	50.70%	$15,069.86	$51.57
10	62.89%	0.35%	57.71%	$15,770.61	$53.97
Total Gain After Fees & Expenses				$5,770.61
Total Annual Fees & Expenses					$432.35

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

85

Hypothetical Fees and Expenses

BofA Government Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.30%	9.68%	$10,968.37	$32.17
3	15.76%	0.30%	14.84%	$11,483.89	$33.68
4	21.55%	0.30%	20.24%	$12,023.63	$35.26
5	27.63%	0.30%	25.89%	$12,588.74	$36.92
6	34.01%	0.30%	31.80%	$13,180.41	$38.65
7	40.71%	0.30%	38.00%	$13,799.89	$40.47
8	47.75%	0.30%	44.48%	$14,448.48	$42.37
9	55.13%	0.30%	51.28%	$15,127.56	$44.36
10	62.89%	0.30%	58.39%	$15,838.56	$46.45
Total Gain After Fees & Expenses				$5,838.56
Total Annual Fees & Expenses					$374.90

BofA Money Market Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.31%	9.67%	$10,967.32	$33.24
3	15.76%	0.31%	14.82%	$11,481.69	$34.80
4	21.55%	0.31%	20.20%	$12,020.18	$36.43
5	27.63%	0.31%	25.84%	$12,583.93	$38.14
6	34.01%	0.31%	31.74%	$13,174.12	$39.92
7	40.71%	0.31%	37.92%	$13,791.98	$41.80
8	47.75%	0.31%	44.39%	$14,438.83	$43.76
9	55.13%	0.31%	51.16%	$15,116.01	$45.81
10	62.89%	0.31%	58.25%	$15,824.95	$47.96
Total Gain After Fees & Expenses				$5,824.95
Total Annual Fees & Expenses					$386.43

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

86

Hypothetical Fees and Expenses

BofA Municipal Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.31%	9.67%	$10,967.32	$33.24
3	15.76%	0.31%	14.82%	$11,481.69	$34.80
4	21.55%	0.31%	20.20%	$12,020.18	$36.43
5	27.63%	0.31%	25.84%	$12,583.93	$38.14
6	34.01%	0.31%	31.74%	$13,174.12	$39.92
7	40.71%	0.31%	37.92%	$13,791.98	$41.80
8	47.75%	0.31%	44.39%	$14,438.83	$43.76
9	55.13%	0.31%	51.16%	$15,116.01	$45.81
10	62.89%	0.31%	58.25%	$15,824.95	$47.96
Total Gain After Fees & Expenses				$5,824.95
Total Annual Fees & Expenses					$386.43

BofA New York Tax-Exempt Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.39%	9.59%	$10,958.94	$41.80
3	15.76%	0.39%	14.64%	$11,464.15	$43.73
4	21.55%	0.39%	19.93%	$11,992.65	$45.74
5	27.63%	0.39%	25.46%	$12,545.51	$47.85
6	34.01%	0.39%	31.24%	$13,123.86	$50.06
7	40.71%	0.39%	37.29%	$13,728.87	$52.36
8	47.75%	0.39%	43.62%	$14,361.77	$54.78
9	55.13%	0.39%	50.24%	$15,023.85	$57.30
10	62.89%	0.39%	57.16%	$15,716.44	$59.94
Total Gain After Fees & Expenses				$5,716.44
Total Annual Fees & Expenses					$478.13

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

87

Hypothetical Fees and Expenses

BofA Tax-Exempt Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.31%	9.67%	$10,967.32	$33.24
3	15.76%	0.31%	14.82%	$11,481.69	$34.80
4	21.55%	0.31%	20.20%	$12,020.18	$36.43
5	27.63%	0.31%	25.84%	$12,583.93	$38.14
6	34.01%	0.31%	31.74%	$13,174.12	$39.92
7	40.71%	0.31%	37.92%	$13,791.98	$41.80
8	47.75%	0.31%	44.39%	$14,438.83	$43.76
9	55.13%	0.31%	51.16%	$15,116.01	$45.81
10	62.89%	0.31%	58.25%	$15,824.95	$47.96
Total Gain After Fees & Expenses				$5,824.95
Total Annual Fees & Expenses					$386.43

BofA Treasury Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.30%	9.68%	$10,968.37	$32.17
3	15.76%	0.30%	14.84%	$11,483.89	$33.68
4	21.55%	0.30%	20.24%	$12,023.63	$35.26
5	27.63%	0.30%	25.89%	$12,588.74	$36.92
6	34.01%	0.30%	31.80%	$13,180.41	$38.65
7	40.71%	0.30%	38.00%	$13,799.89	$40.47
8	47.75%	0.30%	44.48%	$14,448.48	$42.37
9	55.13%	0.30%	51.28%	$15,127.56	$44.36
10	62.89%	0.30%	58.39%	$15,838.56	$46.45
Total Gain After Fees & Expenses				$5,838.56
Total Annual Fees & Expenses					$374.90

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

88

Notes

89

Notes

90

Notes

91

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Funds

Institutional Class Shares

Prospectus, January 1, 2012

For More Information

You will find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or 800.353.0828 (institutional investors)
Online: www.bofcapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

© 2011 Bank of America Corporation. All rights reserved. 100 Federal Street, Boston, MA 02110
888.331.0904 www.bofacapital.com

INT-36/191404-0112

BofA Funds

Prospectus

January 1, 2012

Institutional Capital Shares

■  BofA Cash Reserves (BOIXX)

■  BofA Government Plus Reserves (CVTXX)

■  BofA Government Reserves (CGGXX)

■  BofA Money Market Reserves (CVGXX)

■  BofA Municipal Reserves (BORXX)

■  BofA Tax-Exempt Reserves (CXGXX)

■  BofA Treasury Reserves (BOUXX)

Advised by BofA Advisors, LLC

NOT FDIC-INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Advisory services provided by BofA Advisors, LLC, Securities offered through BofA Distributors, Inc., nonbank subsidiaries of

BofA Cash Reserves	3

BofA Government Plus Reserves	10

BofA Government Reserves	16

BofA Money Market Reserves	21

BofA Municipal Reserves	28

BofA Tax-Exempt Reserves	34

BofA Treasury Reserves	40

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation	45

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies	46

Management of the Funds	48

Primary Service Providers	48

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	50

About Institutional Capital Shares	51

Description of the Share Class	51

Financial Intermediary Compensation	52

Buying, Selling and Exchanging Shares	53

Share Price Determination	53

Transaction Rules and Policies	54

Opening an Account and Placing Orders	57

Distributions and Taxes	60

Financial Highlights	63

Hypothetical Fees and Expenses	69

Icons Guide

  Investment Objective

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Fees and Expenses

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

2

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Capital Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Capital Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.03%
Total annual Fund operating expenses	0.28%
Fee waivers and/or reimbursements(a)(b)	-0.08%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

3

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Capital shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Capital Shares	$20	$82	$149	$348

Remember this is an example only. Your actual costs may be higher or lower.

4

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate

5

BofA Cash Reserves

sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan

6

BofA Cash Reserves

Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

7

BofA Cash Reserves

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls or capital repatriation limitation; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

8

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. On October 1, 2011, the Institutional Capital shares of the Fund commenced operations and the Class Z shares of the Fund converted into the Institutional Capital shares of the Fund. The returns shown for periods prior to October 1, 2011 are the returns of Class Z shares of the Fund, and include the expenses applicable to Class Z shares of the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Class Z shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Capital shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns During this Period

Best:	3	rd quarter 2007:	1.32%
Worst:	1	st quarter 2010:	0.02%

* Year-to-date return as of September 30, 2011: 0.07%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Institutional Capital Shares (11/17/05)	0.13%	2.69%	2.72%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 45 of the prospectus.

9

BofA Government Plus Reserves

Investment Objective

BofA Government Plus Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Capital Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Capital Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.06%
Total annual Fund operating expenses	0.31%
Fee waivers and/or reimbursements(a)(b)	-0.11%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.16% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

10

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Capital shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Capital Shares	$20	$89	$163	$382

Remember this is an example only. Your actual costs may be higher or lower.

11

BofA Government Plus Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund purchases only first-tier securities that consist of these obligations and repurchase agreements. These obligations may have fixed, floating or variable rates of interest.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

12

BofA Government Plus Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is

13

BofA Government Plus Reserves

possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

14

BofA Government Plus Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of G-Trust shares of Columbia Government Plus Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Capital shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	4	th quarter 2006:	1.29%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Institutional Capital Shares (11/21/05)	0.03%	2.52%	2.55%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 45 of the prospectus.

15

BofA Government Reserves

Investment Objective

BofA Government Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Capital Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Capital Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.26%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

16

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Capital shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Capital Shares	$20	$78	$140	$325

Remember this is an example only. Your actual costs may be higher or lower.

17

BofA Government Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and

18

BofA Government Reserves

maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

19

BofA Government Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of G-Trust shares of Columbia Government Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Capital shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2006:	1.29%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Institutional Capital Shares (11/21/05)	0.00%	2.47%	2.50%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 45 of the prospectus.

20

BofA Money Market Reserves

Investment Objective

BofA Money Market Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Capital Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Capital Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.02%
Total annual Fund operating expenses	0.27%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the (acting through its Board) Fund and the Advisor.

21

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Capital shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Capital Shares	$20	$80	$145	$336

Remember this is an example only. Your actual costs may be higher or lower.

22

BofA Money Market Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate

23

BofA Money Market Reserves

sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan

24

BofA Money Market Reserves

Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

25

BofA Money Market Reserves

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls or capital repatriation limitation; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

26

BofA Money Market Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of G-Trust shares of Columbia Money Market Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Capital shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	1.32%
Worst:	1	st quarter 2010:	0.02%

* Year-to-date return as of September 30, 2011: 0.07%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Institutional Capital Shares (11/21/05)	0.13%	2.69%	2.72%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 45 of the prospectus.

27

BofA Municipal Reserves

Investment Objective

BofA Municipal Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Capital Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Capital Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.02%
Total annual Fund operating expenses	0.27%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

28

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Capital shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Capital Shares	$20	$80	$145	$336

Remember this is an example only. Your actual costs may be higher or lower.

29

BofA Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal

30

BofA Municipal Reserves

operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused

31

BofA Municipal Reserves

by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

32

BofA Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. On October 1, 2011, the Institutional Capital shares of the Fund commenced operations and the Class Z shares of the Fund converted into the Institutional Capital shares of the Fund. The returns shown for periods prior to October 1, 2011 are the returns of Class Z shares of the Fund, and include the higher expenses applicable to Class Z shares of the Fund. If these expenses had not been included, returns would be higher. The returns shown for periods prior to January 1, 2010 are the returns of Daily Class shares of Columbia Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Capital shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.91%
Worst:	1	st quarter 2010:	0.03%

* Year-to-date return as of September 30, 2011: 0.09%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Institutional Capital Shares (11/17/05)	0.16%	1.98%	2.01%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 45 of the prospectus.

33

BofA Tax-Exempt Reserves

Investment Objective

BofA Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Capital Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Capital Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.02%
Total annual Fund operating expenses	0.27%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

34

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Capital shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Capital Shares	$20	$80	$145	$336

Remember this is an example only. Your actual costs may be higher or lower.

35

BofA Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio

36

BofA Tax-Exempt Reserves

securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on

37

BofA Tax-Exempt Reserves

the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

38

BofA Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of G-Trust shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Capital shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.90%
Worst:	1	st quarter 2010:	0.02%

* Year-to-date return as of September 30, 2011: 0.06%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Institutional Capital Shares (11/21/05)	0.12%	1.91%	1.92%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 45 of the prospectus.

39

BofA Treasury Reserves

Investment Objective

BofA Treasury Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Capital Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Capital Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.26%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

40

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Capital shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Capital Shares	$20	$78	$140	$325

Remember this is an example only. Your actual costs may be higher or lower.

41

BofA Treasury Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and

42

BofA Treasury Reserves

maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

43

BofA Treasury Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. Institutional Capital shares of the Fund commenced operations on October 1, 2011. The returns shown for all periods are the returns of Daily Class shares of the Fund, which are not offered in this prospectus. Institutional Capital shares would have annual returns substantially similar to those of Daily Class shares because each of the Fund's share classes is invested in the same portfolio of securities, and its returns would differ only to the extent that its expenses differ. The returns shown for Daily Class shares have not been adjusted to reflect any differences in expenses between Institutional Capital shares and Daily Class shares. The returns shown for periods prior to January 1, 2010 are the returns of Daily Class shares of Columbia Treasury Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Daily Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.22%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Daily Class Shares	0.00%	1.89%	1.72%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 45 of the prospectus.

44

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day that the Fund is open on the BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723) or by telephone at 888.331.0904. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. The minimum initial investment amount for Institutional Capital shares is $100,000, except that (i) an Institutional Capital (formerly known as G-Trust) shareholder who had an existing account in such share class of BofA Government Plus Reserves, BofA Government Reserves, BofA Money Market Reserves or BofA Tax-Exempt Reserves as of September 30, 2011 continues to be eligible for the legacy $2,500 minimum initial investment amount for the existing account holding such shares and for any new Institutional Capital shares account opened by such shareholders in another BofA Fund and (ii) an Institutional Capital shareholder who previously had an existing account in former Class Z shares of a BofA Fund that was converted into Institutional Capital shares of such Fund on October 1, 2011 continues to be eligible for the legacy no minimum requirement to $2,500 minimum initial investment amount range, depending on the type of account, for the existing account holding such shares and for any new Institutional Capital shares account opened by such shareholders in another BofA Fund. There is no minimum additional investment for Institutional Capital shares.

Tax Information

A Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

45

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies

This section includes additional information about the Funds' investment objectives and certain strategies and policies that the Funds may utilize in pursuit of their investment objectives.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a fund's yield potential. These requirements generally apply at the time an investment is made. The following summarizes a number of the key requirements. The BofA Funds, like all money market funds:

■  generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit a Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing a Fund's Investment Objective and Policies

Each Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity, except BofA Municipal Reserves and BofA Tax-Exempt Reserves. BofA Municipal Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Tax-Exempt Reserves seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Each Fund's investment objective may be changed without shareholder approval. Certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Each Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed in the Principal Investment Strategies section of this prospectus, as applicable, may be changed by the BofA Funds' Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days prior written notice of the change, except that BofA Municipal Reserves' and BofA Tax-Exempt Reserves' 80% investment requirement may only be changed with shareholder approval.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of each

46

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies

Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of a Fund's acquisition of the security or asset.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund's complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning each Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors. Each Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses the BofA Funds may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

47

Management of the Funds

Primary Service Providers

The Advisor, which also serves as the Funds' administrator (the Administrator), and Distributor, both affiliates of Bank of America, currently provide key services to the Funds and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds' portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds' investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recent fiscal year, aggregate advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee
as a % of Average Daily Net Assets

BofA Cash Reserves	0.15	%*
BofA Government Plus Reserves	0.14	%*
BofA Government Reserves	0.15	%*
BofA Money Market Reserves	0.15	%*
BofA Municipal Reserves	0.15	%*
BofA Tax-Exempt Reserves	0.15	%*
BofA Treasury Reserves	0.15	%*

*  The Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with the Advisor is available in the Funds' semi-annual report to shareholders for the fiscal period ended February 28, 2011.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds' operations, coordination of the Funds' service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund's average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly, as follows:

Annual Administration Fee
as a % of Average Daily Net Assets

BofA Cash Reserves	0.10	%*
BofA Government Plus Reserves	0.067	%*
BofA Government Reserves	0.10	%*
BofA Money Market Reserves	0.10	%*
BofA Municipal Reserves	0.10	%*
BofA Tax-Exempt Reserves	0.10	%*
BofA Treasury Reserves	0.10	%*

*  The Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates, including he Advisor, may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Funds' transfer agent (the Transfer Agent), is a registered transfer agent and its

48

Management of the Funds

responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of a Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is not sufficient to maintain a minimum annualized net yield of 0.00%. These reimbursements are voluntary and may be changed or discontinued by the Distributor or the Advisor at any time.

49

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of their shares;

■  the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

50

About Institutional Capital Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Institutional Capital shares. The Funds also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Institutional Capital shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Funds' share classes and how to choose among them.

Institutional Capital Shares
Eligible Investors and Minimum Initial Investments(a)	Institutional Capital shares are available to clients of eligible financial intermediaries that are investing in a Fund other than through sweep arrangements.
The minimum initial investment amount for Institutional Capital shares is $100,000, except that (i) an Institutional Capital (formerly known as G-Trust) shareholder who had an existing account in such share class of BofA Government Plus Reserves, BofA Government Reserves, BofA Money Market Reserves or BofA Tax-Exempt Reserves as of September 30, 2011 continues to be eligible for the legacy $2,500 minimum initial investment amount for the existing account holding such shares and for any new Institutional Capital shares account opened by such shareholders in another BofA Fund and (ii) an Institutional Capital shareholder who previously had an existing account in former Class Z shares of a BofA Fund that was converted into Institutional Capital shares of such Fund on October 1, 2011 continues to be eligible for the legacy no minimum requirement to $2,500 minimum initial investment amount range, depending on the type of account, for the existing account holding such shares and for any new Institutional Capital shares account opened by such shareholders in another BofA Fund.

Investment Limits	none

Front-End Sales Charges	none

Contingent Deferred Sales Charges	none

Maximum Distribution and Service Fees	none

(a)  See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor or agent. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

51

About Institutional Capital Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

52

Buying, Selling and Exchanging Shares

Share Price Determination

The Funds each seek to maintain a constant net asset value of $1.00 per share although the BofA Funds cannot guarantee that any Fund will be able to do so. The price you pay or receive when you buy, sell or exchange shares is a Fund's next determined net asset value (or NAV) per share for a given share class. The BofA Funds calculate the net asset value per share for Institutional Capital shares of the Funds at the following times each business day (unless a Fund closes early):

■  9:45 a.m., 11:00 a.m. and 12:00 noon Eastern Time (BofA Municipal Reserves and BofA Tax-Exempt Reserves).

■  9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time (BofA Government Reserves).

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time (BofA Government Plus Reserves).

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time (BofA Cash Reserves, BofA Money Market Reserves and BofA Treasury Reserves).

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)

NAV	=	– (Liabilities of the share class)

Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

53

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Funds may refuse any order to buy or exchange shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone, or electronic funds transfer or online. If your order is received in "good form" by the following times on a business day (unless a Fund closes early), you will receive the net asset value per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

■  12:00 noon Eastern time (BofA Municipal Reserves or BofA Tax-Exempt Reserves).

■  2:30 p.m. Eastern time (BofA Government Reserves).

■  4:00 p.m. Eastern time (BofA Government Plus Reserves).

■  5:00 p.m. Eastern time (BofA Cash Reserves, BofA Money Market Reserves or BofA Treasury Reserves).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Funds each seek to maintain a constant net asset value of $1.00 per share, the BofA Funds cannot guarantee that any Fund will be able to do so.

"Good Form"

A purchase order made by any of the permissible means described below is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee if your address of record or bank account information has been changed within the past 30 days, if you are selling amounts equal to or greater than $100,000, a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner or if the proceeds wire for any

54

Buying, Selling and Exchanging Shares

amount is being wired to an account not currently on file or made payable to someone other than the registered owner(s) and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before we will act on instructions received by telephone and routinely record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an

55

Buying, Selling and Exchanging Shares

automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. The fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

The BofA Funds reserve the right to change the minimum investment requirements for any Fund. The BofA Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when the BofA Funds believe it is appropriate to do so.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem at any time broker/dealer networked accounts that have account balances of $20 or less.

Excessive Trading Practices

Frequent purchases and sales of fund shares can harm shareholders of certain types of mutual funds in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, the BofA Funds, as money market funds, are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. The BofA Funds, do, however, reserve the right, but have no obligation, to reject any buy or exchange transaction at any time. In addition, the BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

56

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

The BofA Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, or telephone or online.

Buying Shares

Eligible Investors

Institutional Capital shares are available to clients of eligible financial intermediaries that are investing in a Fund other than through sweep arrangements. You can buy Institutional Capital shares in a single payment, through our Systematic Investment Plan, by automatic investment of dividends, by wire or by electronic funds transfer.

Minimum Initial Investments

The minimum initial investment amount for Institutional Capital shares is $100,000, except that (i) an Institutional Capital (formerly known as G-Trust) shareholder who had an existing account in such share class of BofA Government Plus Reserves, BofA Government Reserves, BofA Money Market Reserves or BofA Tax-Exempt Reserves as of September 30, 2011 continues to be eligible for the legacy $2,500 minimum initial investment amount for the existing account holding such shares and for any new Institutional Capital shares account opened by such shareholders in another BofA Fund and (ii) an Institutional Capital shareholder who previously had an existing account in former Class Z shares of a BofA Fund that was converted into Institutional Capital shares of such Fund on October 1, 2011 continues to be eligible for the legacy no minimum requirement to $2,500 minimum initial investment amount range, depending on the type of account, for the existing account holding such shares and for any new Institutional Capital shares account opened by such shareholders in another BofA Fund.

Minimum Additional Investments

There is no minimum additional investment for Institutional Capital shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Automatic Investment of Dividends

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund. Call the BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Institutional Capital shares of the Funds by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases by a Fedwire, the BofA Funds must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Funds close early). If the BofA Funds receive payment after this time, generally we will cancel the order and return any payment received for cancelled orders. If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Institutional Capital shares of the Funds by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■  You buy Institutional Capital shares at net asset value per share.

■  Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form."

57

Buying, Selling and Exchanging Shares

■  The Funds reserve the right to cancel your order if the Transfer Agent does not receive payment within three business days of receiving your buy order. The Transfer Agent will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■  The Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  Shares bought are recorded on the books of the Funds. The Funds does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Institutional Capital shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in "good form" prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Institutional Capital shares of the Funds and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Checkwriting Service

You can sell your shares and withdraw money from the Funds using the BofA Funds' free checkwriting service. Contact BofA Funds at 888.331.0904 for individual investors, 800.353.0828 for institutional investors or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial redemptions; you cannot use a check to make a full redemption of the shares you hold in a Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Funds' custodian receives the check for payment. The BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you sell your shares through a selling agent, the Transfer Agent will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  No interest will be paid on uncashed redemption checks.

■  The BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed during emergency circumstances as determined by the SEC, under certain limited circumstances, in connection with the liquidation of the Fund.

■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■  Also keep in mind the BofA Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Funds to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any BofA Fund; some exceptions apply.

58

Buying, Selling and Exchanging Shares

■  The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■  Exchanges are made at net asset value.

■  You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■  You generally may make an exchange only into a BofA Fund that is accepting investments.

■  The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

59

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years. However, the Funds do not generally expect to have material amounts of such carryforwards.

60

Distributions and Taxes

Taxes and Your Investment

The Funds will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. Each Fund expects that distributions will consist primarily of ordinary income, except BofA Municipal Reserves and BofA Tax-Exempt Reserves, which expect that distributions will consist primarily of exempt-interest dividends. In addition, you should be aware of the following:

■  Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and, consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■  For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Funds' ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to a Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  For taxable years beginning on or before December 31, 2012, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%.

■  As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■  Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS

61

Distributions and Taxes

informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

62

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its predecessor fund, which was a series of Columbia Funds Series Trust. The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund's predecessor fund and class. The financial information presented in the financial highlights tables below for each of BofA Cash Reserves and BofA Municipal Reserves represents that of each Fund's Class Z shares (and its predecessor class) which converted into such Fund's Institutional Capital shares on October 1, 2011. Because Institutional Capital shares of BofA Treasury Reserves commenced operations on October 1, 2011, no financial highlights are provided for this Fund. Effective October 1, 2011, G-Trust shares were renamed Institutional Capital shares.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Fund's financial statements are also incorporated by reference into the SAI.

BofA Cash Reserves – Institutional Capital Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.001	—	(e)	0.01		0.04		0.05
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	— (d)	—	(e)	—	(e)	—	(e)	— (e)
Total from Investment Operations	0.001	—	(e)	0.01		0.04		0.05
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	—	(e)	(0.01)		(0.04)		(0.05)
Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return(f)(g)	0.11%	0.13%		1.13	%(h)	3.72	%(h)	5.30%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(i)	0.20%	0.21%		0.26%		0.20%		0.20%
Waiver/Reimbursement	0.08%	0.07%		0.05%		0.05%		0.06%
Net Investment Income(i)	0.11%	0.13%		1.15%		3.67%		5.18%
Net Assets, End of Period (000s)	$353,702	$436,201		$610,474		$674,440		$707,426

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to two decimal places.

(b)  On May 1, 2010, Columbia Cash Reserves was renamed BofA Cash Reserves.

(c)  On December 31, 2009, Columbia Cash Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Cash Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.11)% and 2.73%, respectively.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

63

Financial Highlights

BofA Government Plus Reserves – Institutional Capital Shares

	Year Ended August 31, 2011		Year Ended August 31, 2010(a)(b)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(c)	— (c)	0.008	0.034	0.051
Less Distributions to Shareholders:
From Net Investment Income	—	(c)	— (c)	(0.008)	(0.034)	(0.051)
Increase from Contribution from Advisor	—	(c)	—	—	—	—
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(d)(e)	0.01	%(f)	0.03%	0.80%	3.49%	5.22%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(g)	0.18%		0.19%	0.20%	0.20%	0.20%
Waiver/Reimbursement	0.13%		0.09%	0.08%	0.10%	0.13%
Net Investment Income(g)	0.02%		0.02%	0.81%	3.45%	5.10%
Net Assets, End of Period (000s)	$50,336		$78,011	$156,431	$189,029	$187,636

(a)  On May 1, 2010, Columbia Government Plus Reserves was renamed BofA Government Plus Reserves.

(b)  On December 31, 2009, Columbia Government Plus Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Government Plus Reserves.

(c)  Rounds to less than $0.001 per share.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

64

Financial Highlights

BofA Government Reserves – Institutional Capital Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	(e)	0.0071	0.0334	0.0508
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(e)	(0.0071)	(0.0334)	(0.0508)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(f)(g)	0.00	%(h)	0.00	%(h)	0.71%	3.39%	5.20%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(i)	0.16%		0.16%		0.20%	0.20%	0.20%
Waiver/Reimbursement	0.10%		0.10%		0.05%	0.05%	0.06%
Net Investment Income(i)	—	%(h)	—	%(h)	0.75%	3.40%	5.08%
Net Assets, End of Period (000s)	$36,981		$97,318		$129,606	$191,126	$230,740

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Government Reserves was renamed BofA Government Reserves.

(c)  On December 31, 2009, Columbia Government Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Government Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Rounds to less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

65

Financial Highlights

BofA Money Market Reserves – Institutional Capital Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.001	—	(e)	0.01		0.04		0.05
Net Realized and Unrealized Gain (Loss) on Investments and Capital Support Agreement	— (d)	—	(e)	—	(e)	—	(e)	— (e)
Total from Investment Operations	0.001	—	(e)	0.01		0.04		0.05
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	—	(e)	(0.01)		(0.04)		(0.05)
Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return(f)(g)	0.11%	0.13%		1.13	%(h)	3.76	%(i)	5.30%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(j)	0.20%	0.20%		0.24%		0.20%		0.20%
Waiver/Reimbursement	0.07%	0.07%		0.05%		0.05%		0.06%
Net Investment Income(j)	0.11%	0.13%		1.19%		3.73%		5.18%
Net Assets, End of Period (000s)	$213,428	$331,202		$490,631		$680,983		$727,195

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to two decimal places.

(b)  On May 1, 2010, Columbia Money Market Reserves was renamed BofA Money Market Reserves.

(c)  On December 31, 2009, Columbia Money Market Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Money Market Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Had an affiliate of the investment advisor not provided capital support, total return would have been 0.24%.

(i)  The reimbursements from affiliates of the investment advisor for realized losses on securities and capital support had no impact to total return.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

66

Financial Highlights

BofA Municipal Reserves – Institutional Capital Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.001	0.0019	0.0125	0.0267	0.0351
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	(0.0019)	(0.0125)	(0.0267)	(0.0351)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(d)(e)	0.14%	0.19%	1.26%	2.70%	3.56%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(f)	0.20%	0.20%	0.23%	0.20%	0.20%
Waiver/Reimbursement	0.07%	0.06%	0.05%	0.05%	0.06%
Net Investment Income(f)	0.14%	0.19%	1.24%	2.70%	3.51%
Net Assets, End of Period (000s)	$21,696	$25,943	$36,380	$36,333	$39,772

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Municipal Reserves was renamed BofA Municipal Reserves.

(c)  On December 31, 2009, Columbia Municipal Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Municipal Reserves.

(d)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

67

Financial Highlights

BofA Tax-Exempt Reserves – Institutional Capital Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.001	0.0014	0.0113	0.0254	0.0347
Net Realized Gain on Investments	— (d)	— (e)	— (e)	— (e)	— (e)
Total from Investment Operations	0.001	0.0014	0.0113	0.0254	0.0347
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	(0.0014)	(0.0113)	(0.0254)	(0.0347)
From Net Realized Gains	— (d)	—	—	—	—
Total Distributions to Shareholders	(0.001)	(0.0014)	(0.0113)	(0.0254)	(0.0347)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(f)(g)	0.10%	0.13%	1.14%	2.57%	3.52%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(h)	0.20%	0.20%	0.23%	0.20%	0.20%
Waiver/Reimbursement	0.07%	0.07%	0.05%	0.06%	0.06%
Net Investment Income(h)	0.10%	0.14%	1.14%	2.52%	3.46%
Net Assets, End of Period (000s)	$328,612	$424,460	$590,847	$708,813	$681,696

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Tax-Exempt Reserves was renamed BofA Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Tax-Exempt Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

68

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Institutional Capital shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Cash Reserves – Institutional Capital Shares

Maximum Initial Sale Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.28%	9.75%	$10,974.66	$30.04
3	15.76%	0.28%	14.93%	$11,492.66	$31.45
4	21.55%	0.28%	20.35%	$12,035.11	$32.94
5	27.63%	0.28%	26.03%	$12,603.17	$34.49
6	34.01%	0.28%	31.98%	$13,198.04	$36.12
7	40.71%	0.28%	38.21%	$13,820.99	$37.83
8	47.75%	0.28%	44.73%	$14,473.34	$39.61
9	55.13%	0.28%	51.56%	$15,156.48	$41.48
10	62.89%	0.28%	58.72%	$15,871.87	$43.44
Total Gain After Fees & Expenses				$5,871.87
Total Annual Fees & Expenses					$347.88

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

69

Hypothetical Fees and Expenses

BofA Government Plus Reserves – Institutional Capital Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.31%	9.72%	$10,971.51	$33.25
3	15.76%	0.31%	14.86%	$11,486.08	$34.81
4	21.55%	0.31%	20.25%	$12,024.77	$36.44
5	27.63%	0.31%	25.89%	$12,588.73	$38.15
6	34.01%	0.31%	31.79%	$13,179.15	$39.94
7	40.71%	0.31%	37.97%	$13,797.25	$41.81
8	47.75%	0.31%	44.44%	$14,444.34	$43.77
9	55.13%	0.31%	51.22%	$15,121.78	$45.83
10	62.89%	0.31%	58.31%	$15,830.99	$47.98
Total Gain After Fees & Expenses				$5,830.99
Total Annual Fees & Expenses					$382.46

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Reserves – Institutional Capital Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.26%	9.77%	$10,976.75	$27.89
3	15.76%	0.26%	14.97%	$11,497.05	$29.22
4	21.55%	0.26%	20.42%	$12,042.01	$30.60
5	27.63%	0.26%	26.13%	$12,612.80	$32.05
6	34.01%	0.26%	32.11%	$13,210.65	$33.57
7	40.71%	0.26%	38.37%	$13,836.83	$35.16
8	47.75%	0.26%	44.93%	$14,492.70	$36.83
9	55.13%	0.26%	51.80%	$15,179.65	$38.57
10	62.89%	0.26%	58.99%	$15,899.17	$40.40
Total Gain After Fees & Expenses				$5,899.17
Total Annual Fees & Expenses					$324.77

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

70

Hypothetical Fees and Expenses

BofA Money Market Reserves – Institutional Capital Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.27%	9.76%	$10,975.70	$28.97
3	15.76%	0.27%	14.95%	$11,494.85	$30.34
4	21.55%	0.27%	20.39%	$12,038.56	$31.77
5	27.63%	0.27%	26.08%	$12,607.99	$33.27
6	34.01%	0.27%	32.04%	$13,204.34	$34.85
7	40.71%	0.27%	38.29%	$13,828.91	$36.49
8	47.75%	0.27%	44.83%	$14,483.02	$38.22
9	55.13%	0.27%	51.68%	$15,168.06	$40.03
10	62.89%	0.27%	58.86%	$15,885.51	$41.92
Total Gain After Fees & Expenses				$5,885.51
Total Annual Fees & Expenses					$336.34

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Municipal Reserves – Institutional Capital Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.27%	9.76%	$10,975.70	$28.97
3	15.76%	0.27%	14.95%	$11,494.85	$30.34
4	21.55%	0.27%	20.39%	$12,038.56	$31.77
5	27.63%	0.27%	26.08%	$12,607.99	$33.27
6	34.01%	0.27%	32.04%	$13,204.34	$34.85
7	40.71%	0.27%	38.29%	$13,828.91	$36.49
8	47.75%	0.27%	44.83%	$14,483.02	$38.22
9	55.13%	0.27%	51.68%	$15,168.06	$40.03
10	62.89%	0.27%	58.86%	$15,885.51	$41.92
Total Gain After Fees & Expenses				$5,885.51
Total Annual Fees & Expenses					$336.34

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

71

Hypothetical Fees and Expenses

BofA Tax-Exempt Reserves – Institutional Capital Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.27%	9.76%	$10,975.70	$28.97
3	15.76%	0.27%	14.95%	$11,494.85	$30.34
4	21.55%	0.27%	20.39%	$12,038.56	$31.77
5	27.63%	0.27%	26.08%	$12,607.99	$33.27
6	34.01%	0.27%	32.04%	$13,204.34	$34.85
7	40.71%	0.27%	38.29%	$13,828.91	$36.49
8	47.75%	0.27%	44.83%	$14,483.02	$38.22
9	55.13%	0.27%	51.68%	$15,168.06	$40.03
10	62.89%	0.27%	58.86%	$15,885.51	$41.92
Total Gain After Fees & Expenses				$5,885.51
Total Annual Fees & Expenses					$336.34

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Treasury Reserves – Institutional Capital Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.26%	9.77%	$10,976.75	$27.89
3	15.76%	0.26%	14.97%	$11,497.05	$29.22
4	21.55%	0.26%	20.42%	$12,042.01	$30.60
5	27.63%	0.26%	26.13%	$12,612.80	$32.05
6	34.01%	0.26%	32.11%	$13,210.65	$33.57
7	40.71%	0.26%	38.37%	$13,836.83	$35.16
8	47.75%	0.26%	44.93%	$14,492.70	$36.83
9	55.13%	0.26%	51.80%	$15,179.65	$38.57
10	62.89%	0.26%	58.99%	$15,899.17	$40.40
Total Gain After Fees & Expenses				$5,899.17
Total Annual Fees & Expenses					$324.77

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

72

Notes

73

Notes

74

Notes

75

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Funds
Institutional Capital Shares

Prospectus, January 1, 2012

For More Information

You will find more information about the Funds and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or 800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are a series, is 811-22357.

© 2011 Bank of America Corporation. All rights reserved.
100 Federal Street, Boston, MA 02110
888.331.0904 www.bofacapital.com

INT-36/191702-0112

BofA Funds

Prospectus

January 1, 2012

Investor Class Shares

■  BofA California Tax-Exempt Reserves (CFTXX)

■  BofA Cash Reserves (PCMXX)

■  BofA Connecticut Municipal Reserves (BONXX)

■  BofA Government Plus Reserves (BOPXX)

■  BofA Government Reserves (PGHXX)

■  BofA Massachusetts Municipal Reserves (BOSXX)

■  BofA Municipal Reserves (PHPXX)

■  BofA New York Tax-Exempt Reserves (BOYXX)

■  BofA Tax-Exempt Reserves (NECXX)

■  BoA Treasury Reserves (PHGXX)

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA California Tax-Exempt Reserves	3

BofA Cash Reserves	10

BofA Connecticut Municipal Reserves	17

BofA Government Plus Reserves	24

BofA Government Reserves	29

BofA Massachusetts Municipal Reserves	34

BofA Municipal Reserves	41

BofA New York Tax-Exempt Reserves	47

BofA Tax-Exempt Reserves	54

BofA Treasury Reserves	60

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation	65

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies	66

Management of the Funds	68

Primary Service Providers	68

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	70

About Investor Class Shares	71

Description of the Share Class	71

Distribution and Service Fees	72

Financial Intermediary Compensation	73

Buying, Selling and Exchanging Shares	74

Share Price Determination	74

Transaction Rules and Policies	75

Opening an Account and Placing Orders	78

Distributions and Taxes	81

Financial Highlights	84

Hypothetical Fees and Expenses	91

Icons Guide

  Investment Objective

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Fees and Expenses

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

2

BofA California Tax-Exempt Reserves

Investment Objective

BofA California Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.30%
Service fee	0.25%
Other	0.05%
Total annual Fund operating expenses	0.65%
Fee waivers and/or reimbursements(a)(b)	-0.10%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

3

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$198	$352	$801

Remember this is an example only. Your actual costs may be higher or lower.

4

BofA California Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal

5

BofA California Tax-Exempt Reserves

operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as

6

BofA California Tax-Exempt Reserves

well as changes in the state's financial or economic condition and prospects. Since the Fund invests in California municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of issuers of California municipal securities to meet their obligations. California is continuing its efforts to recover from economic recession. However, such efforts have been hampered, including the state's housing market, which continues to adversely affect both the construction industry and the financial sector. In addition, California's unemployment rate continues to remain high, and state revenues are lagging behind budgetary projections. California's Governor and state legislature have taken various actions designed to address these conditions, including, but not limited to, revenue building and reapplication, and spending reduction initiatives. There can be no assurances, however, that the financial condition of California will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to California and its municipalities may affect the ability of California or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about risks specific to California municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

7

BofA California Tax-Exempt Reserves

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

8

BofA California Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Investor Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.80%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.03%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Investor Class Shares	0.00%	1.55%	1.36%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 65 of the prospectus.

9

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.28%
Service fee	0.25%
Other	0.03%
Total annual Fund operating expenses	0.63%
Fee waivers and/or reimbursements(a)(b)	-0.08%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

10

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$194	$343	$779

Remember this is an example only. Your actual costs may be higher or lower.

11

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate

12

BofA Cash Reserves

sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage

13

BofA Cash Reserves

Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

14

BofA Cash Reserves

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls or capital repatriation limitation; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

15

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Investor Class shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.36%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Investor Class Shares	0.00%	2.39%	2.16%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 65 of the prospectus.

16

BofA Connecticut Municipal Reserves

Investment Objective

BofA Connecticut Municipal Reserves (the Fund) seeks current income exempt from federal income tax and Connecticut individual, trust and estate income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.57%
Service fee	0.25%
Other	0.32%
Total annual Fund operating expenses	0.92%
Fee waivers and/or reimbursements(a)(b)	-0.37%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

17

BofA Connecticut Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$256	$473	$1,097

Remember this is an example only. Your actual costs may be higher or lower.

18

BofA Connecticut Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and Connecticut individual income tax. These securities are issued by or on behalf of the State of Connecticut, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of Connecticut.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal

19

BofA Connecticut Municipal Reserves

operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as

20

BofA Connecticut Municipal Reserves

well as changes in the state's financial or economic condition and prospects. Since the Fund invests in Connecticut municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Connecticut and other factors specifically impacting the ability of issuers of Connecticut municipal securities to meet their obligations. Connecticut is continuing its efforts to recover from economic recession. The state still faces significant financial challenges, including reduced sales and income tax revenues. The Governor and the General Assembly continue to take actions through various initiatives designed to address these challenges and consider various corrective actions for them, including a recent budget that included budget cuts, state employee concessions and increases in state taxes, including, but not limited to, state income and sales taxes. There can be no assurances, however, that the financial condition of Connecticut will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to Connecticut and its municipalities may affect the ability of Connecticut or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about risks specific to Connecticut municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

21

BofA Connecticut Municipal Reserves

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

22

BofA Connecticut Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. Investor Class shares of the Fund commenced operations on October 1, 2011. The returns shown for all periods are the returns of Retail A shares of the Fund, which are no longer offered. Investor Class shares would have annual returns substantially similar to those of Retail A shares because Investor Class shares would have invested in the same portfolio of securities as Retail A shares during all periods, and its returns would differ only to the extent that its expenses differ. The returns shown for Retail A shares have not been adjusted to reflect any differences in expenses between Investor Class shares and Retail A shares. The returns shown for periods prior to January 1, 2010 are the returns of Retail A shares of Columbia Connecticut Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. For periods prior to November 23, 2005, the performance of the Fund's Retail A shares represents the performance of the Galaxy Connecticut Municipal Money Market Fund's Retail A shares, the predecessor to the Columbia Connecticut Municipal Reserves' Retail A shares. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Retail A shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.86%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.02%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Retail A Shares	0.02%	1.75%	1.44%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 65 of the prospectus.

23

BofA Government Plus Reserves

Investment Objective

BofA Government Plus Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.31%
Service fee	0.25%
Other	0.06%
Total annual Fund operating expenses	0.66%
Fee waivers and/or reimbursements(a)(b)	-0.11%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.16% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

24

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$60	$213	$379	$860

Remember this is an example only. Your actual costs may be higher or lower.

25

BofA Government Plus Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund purchases only first-tier securities that consist of these obligations and repurchase agreements. These obligations may have fixed, floating or variable rates of interest.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money

26

BofA Government Plus Reserves

market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

27

BofA Government Plus Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. Investor Class shares of the Fund commenced operations on October 1, 2011. The returns shown for all periods are the returns of Capital Class shares of the Fund, which are not offered in this prospectus. Investor Class shares would have annual returns substantially similar to those of Capital Class shares because each of the Fund's share classes is invested in the same portfolio of securities, and its returns would differ only to the extent that its expenses differ. The returns shown for Capital Class shares have not been adjusted to reflect any differences in expenses between Investor Class shares and Capital Class shares. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia Government Plus Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.38%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Capital Class Shares	0.03%	2.52%	2.34%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 65 of the prospectus.

28

BofA Government Reserves

Investment Objective

BofA Government Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.26%
Service fee	0.25%
Other	0.01%
Total annual Fund operating expenses	0.61%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

29

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$189	$334	$756

Remember this is an example only. Your actual costs may be higher or lower.

30

BofA Government Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and

31

BofA Government Reserves

maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

32

BofA Government Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Investor Class shares of Columbia Government Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.32%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Investor Class Shares	0.00%	2.23%	2.03%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 65 of the prospectus.

33

BofA Massachusetts Municipal Reserves

Investment Objective

BofA Massachusetts Municipal Reserves (the Fund) seeks current income exempt from federal income tax and Massachusetts individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.42%
Service fee	0.25%
Other	0.17%
Total annual Fund operating expenses	0.77%
Fee waivers and/or reimbursements(a)(b)	-0.22%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

34

BofA Massachusetts Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$224	$406	$934

Remember this is an example only. Your actual costs may be higher or lower.

35

BofA Massachusetts Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and Massachusetts individual income tax. These securities are issued by or on behalf of the State of Massachusetts, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of Massachusetts.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal

36

BofA Massachusetts Municipal Reserves

operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as

37

BofA Massachusetts Municipal Reserves

well as changes in the state's financial or economic condition and prospects. Since the Fund invests in Massachusetts municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically impacting the ability of issuers of Massachusetts municipal securities to meet their obligations. The Commonwealth of Massachusetts is continuing its efforts to recover from economic recession. However, such efforts have been hampered, including the state's uncommonly high unemployment rate and stagnant housing prices. The Governor and the state's legislature have taken various actions through various initiatives designed to address such difficulties, including spending reductions in the most recent state budget. There can be no assurances, however, that the financial condition of Massachusetts will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to Massachusetts and its municipalities may affect the ability of Massachusetts or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about risks specific to Massachusetts municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay

38

BofA Massachusetts Municipal Reserves

periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

39

BofA Massachusetts Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. Investor Class shares of the Fund commenced operations on October 1, 2011. The returns shown for all periods are the returns of Retail A shares of the Fund, which are no longer offered. Investor Class shares would have annual returns substantially similar to those of Retail A shares because Investor Class shares would have invested in the same portfolio of securities as Retail A shares during all periods, and its returns would differ only to the extent that its expenses differ. The returns shown for Retail A shares have not been adjusted to reflect any differences in expenses between Investor Class shares and Retail A shares. The returns shown for periods prior to January 1, 2010 are the returns of Retail A shares of Columbia Massachusetts Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Retail A shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.87%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.04%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Retail A Shares	0.02%	1.77%	1.50%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 65 of the prospectus.

40

BofA Municipal Reserves

Investment Objective

BofA Municipal Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.27%
Service fee	0.25%
Other	0.02%
Total annual Fund operating expenses	0.62%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

41

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$191	$339	$768

Remember this is an example only. Your actual costs may be higher or lower.

42

BofA Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal

43

BofA Municipal Reserves

operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused

44

BofA Municipal Reserves

by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

45

BofA Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Investor Class shares of Columbia Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.82%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Investor Class Shares	0.00%	1.67%	1.49%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 65 of the prospectus.

46

BofA New York Tax-Exempt Reserves

Investment Objective

BofA New York Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.35%
Service fee	0.25%
Other	0.10%
Total annual Fund operating expenses	0.70%
Fee waivers and/or reimbursements(a)(b)	-0.15%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

47

BofA New York Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$209	$375	$856

Remember this is an example only. Your actual costs may be higher or lower.

48

BofA New York Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and New York individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of New York.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal

49

BofA New York Tax-Exempt Reserves

operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by

50

BofA New York Tax-Exempt Reserves

adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in New York municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of New York and other factors specifically impacting the ability of issuers of New York municipal securities to meet their obligations. The economy of New York State is significantly influenced by the financial health of the City of New York and the surrounding area. As a result, when the City of New York experiences financial difficulty, it has a substantial impact on the financial condition of New York State. Largely due to the fact that the City of New York is the nation's leading center of banking and finance, the recent national and international crises in the financial sectors have had a disproportionate effect on the City, which, in turn, has adversely affected the State's financial condition. New York State is continuing its efforts to recover from economic recession. There can be no assurances, however, that the financial condition of New York will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to New York and its municipalities may affect the ability of New York or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about risks specific to New York municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these

51

BofA New York Tax-Exempt Reserves

securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

52

BofA New York Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. On October 1, 2011, the Investor Class shares of the Fund commenced operations and the Class A shares of the Fund converted into the Investor Class shares of the Fund. The returns shown for periods prior to October 1, 2011 are the returns of Class A shares of the Fund, and include the higher expenses applicable to Class A shares of the Fund. If these expenses had not been included, returns would be higher. The returns shown for periods prior to January 1, 2010 are the returns of Class A shares of Columbia New York Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust (the Predecessor Fund). The Predecessor Fund's Class A shares were fully redeemed on December 22, 2002 and recommenced operations on August 25, 2003. From December 22, 2002 to August 25, 2003, performance for the share class could not be calculated due to nominal asset levels. The Predecessor Fund's first full calendar year of returns after it recommenced operations was the year ended December 31, 2004. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.89%
Worst:	1	st quarter 2010:	0.02%

* Year-to-date return as of September 30, 2011: 0.10%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Investor Class Shares (8/25/03)	0.00%	1.51%	1.37%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 65 of the prospectus.

53

BofA Tax-Exempt Reserves

Investment Objective

BofA Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.27%
Service fee	0.25%
Other	0.02%
Total annual Fund operating expenses	0.62%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

54

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$191	$339	$768

Remember this is an example only. Your actual costs may be higher or lower.

55

BofA Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate

56

BofA Tax-Exempt Reserves

sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on

57

BofA Tax-Exempt Reserves

the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

58

BofA Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Investor Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.81%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Investor Class Shares	0.00%	1.61%	1.44%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 65 of the prospectus.

59

BofA Treasury Reserves

Investment Objective

BofA Treasury Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.26%
Service fee	0.25%
Other	0.01%
Total annual Fund operating expenses	0.61%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

60

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$189	$334	$756

Remember this is an example only. Your actual costs may be higher or lower.

61

BofA Treasury Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money

62

BofA Treasury Reserves

market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

63

BofA Treasury Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Investor Class shares of Columbia Treasury Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.28%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Investor Class Shares	0.00%	2.03%	1.91%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 65 of the prospectus.

64

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day that the Fund is open on the BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723), or by telephone at 888.331.0904. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. The minimum initial investment amount for Investor Class shares is $5,000, except that an Investor Class shareholder who previously had an existing account in Class A shares of BofA New York Tax-Exempt Reserves or BofA Tax-Exempt Reserves that was converted into Investor Class shares of such Fund on October 1, 2011 continues to be eligible for the legacy no minimum requirement to $2,500 minimum initial investment amount range, depending on the type of account, for the existing account holding such shares and for any new Investor Class shares account opened by such shareholders in another BofA Fund. There is no minimum additional investment for Investor Class shares.

Tax Information

A Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

65

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies

This section includes additional information about the Funds' investment objectives and certain strategies and policies that the Funds may utilize in pursuit of their investment objectives.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a fund's yield potential. These requirements generally apply at the time an investment is made. The following summarizes a number of the key requirements. The BofA Funds, like all money market funds:

■  generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit a Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing a Fund's Investment Objective and Policies

Each Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity, except BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves. BofA California Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Connecticut Municipal Reserves' investment objective is to seek current income exempt from federal income tax and Connecticut individual, trust and estate income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Massachusetts Municipal Reserves' investment objective is to seek current income exempt from federal income tax and Massachusetts individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Municipal Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA New York Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Each Fund's investment objective may be changed without shareholder approval. Certain of its investment policies can be changed without shareholder approval unless otherwise stated

66

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies

in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Each Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed in the Principal Investment Strategies section of this prospectus, as applicable, may be changed by the BofA Funds' Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days prior written notice of the change, except that for BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt and BofA Tax-Exempt Reserves such 80% investment requirement may only be changed with shareholder approval.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of each Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of a Fund's acquisition of the security or asset.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund's complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning each Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors. Each Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses the BofA Funds may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

67

Management of the Funds

Primary Service Providers

The Advisor, which also serves as the Funds' administrator (the Administrator), and Distributor, both affiliates of Bank of America, currently provide key services to the Funds and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds' portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds' investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recent fiscal year, the amount of aggregate advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15	%*
BofA Cash Reserves	0.15	%*
BofA Connecticut Municipal Reserves	0.15	%*
BofA Government Plus Reserves	0.14	%*
BofA Government Reserves	0.15	%*
BofA Massachusetts Municipal Reserves	0.15	%*
BofA Municipal Reserves	0.15	%*
BofA New York Tax-Exempt Reserves	0.15	%*
BofA Tax-Exempt Reserves	0.15	%*
BofA Treasury Reserves	0.15	%*

*  Except for BofA Government Plus Reserves, the Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. BofA Government Plus Reserves Fund pays an investment advisory fee of 0.18% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with the Advisor is available in the Funds' semi-annual reports to shareholders for the fiscal period ended February 28, 2011.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds' operations, coordination of the Funds' service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund's average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly, as follows:

Annual Administration Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.10	%*
BofA Cash Reserves	0.10	%*
BofA Connecticut Municipal Reserves	0.10	%*
BofA Government Plus Reserves	0.067	%*
BofA Government Reserves	0.10	%*
BofA Massachusetts Municipal Reserves	0.10	%*
BofA Municipal Reserves	0.10	%*
BofA New York Tax-Exempt Reserves	0.10	%*
BofA Tax-Exempt Reserves	0.10	%*
BofA Treasury Reserves	0.10	%*

*  Except for BofA Government Plus Reserves, the Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. BofA Government Plus Reserves Fund pays an administration fee of 0.067% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $125 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect,

68

Management of the Funds

wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, including the Advisor, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Funds' transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of a Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is not sufficient to maintain a minimum annualized net yield of 0.00%. These reimbursements are voluntary and may be changed or discontinued by the Distributor or the Advisor at any time.

69

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of their shares;

■  the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

70

About Investor Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Investor Class shares. The Funds also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Investor Class shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Funds' share classes and how to choose among them.

Investor Class Shares
Eligible Investors and Minimum Initial Investments(a)	Investor Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts. Investor Class shares may be offered by Bank of America and its affiliates.
The minimum initial investment amount for Investor Class shares is $5,000, except that an Investor Class shareholder who previously had an existing account in Class A shares of BofA New York Tax-Exempt Reserves or BofA Tax-Exempt Reserves that was converted into Investor Class shares of such Fund on October 1, 2011 continues to be eligible for the legacy no minimum requirement to $2,500 minimum initial investment amount range, depending on the type of account, for the existing account holding such shares and for any new Investor Class shares account opened by such shareholders in another BofA Fund.

Investment Limits	none

Front-End Sales Charges	none

Contingent Deferred Sales Charges	none

Maximum Distribution and Service Fees	0.10% distribution fee; 0.25% service fee

(a)  See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor or agent. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

71

About Investor Class Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and each Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund's assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors. Because the fees are paid out of each Fund's assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Funds' Investor Class shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee	Service Fee	Combined Total
Investor Class	0.10%	0.25%	0.35%

The Funds will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The BofA Funds may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

72

About Investor Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

73

Buying, Selling and Exchanging Shares

Share Price Determination

The Funds each seek to maintain a constant net asset value of $1.00 per share although the BofA Funds cannot guarantee that any Fund will be able to do so.

The price you pay or receive when you buy, sell or exchange shares is a Fund's next determined net asset value (or NAV) per share for a given share class. The BofA Funds calculate the net asset value per share for Investor Class shares of the Funds at the following times each business day (unless a Fund closes early):

■  9:45 a.m., 11:00 a.m. and 12:00 noon Eastern time (BofA Municipal Reserves and BofA Tax-Exempt Reserves).

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time (BofA Government Plus Reserves).

■  9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time (BofA Government Reserves).

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time (BofA Cash Reserves and BofA Treasury Reserves).

■  11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves and BofA New York Tax-Exempt Reserves).

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)

NAV	=	– (Liabilities of the share class)

Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

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Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Funds may refuse any order to buy or exchange shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone or electronic funds transfer or online. If your order is received in "good form" by the following times on a business day (unless a Fund closes early), you will receive the net asset value per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

■  11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves or BofA New York Tax-Exempt Reserves).

■  12:00 noon Eastern time (BofA Municipal Reserves or BofA Tax-Exempt Reserves).

■  2:30 p.m. Eastern time (BofA Government Reserves).

■  4:00 p.m. Eastern time (BofA Government Plus Reserves).

■  5:00 p.m. Eastern time (BofA Cash Reserves or BofA Treasury Reserves).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Funds each seek to maintain a constant net asset value of $1.00 per share, the BofA Funds cannot guarantee that any Fund will be able to do so.

"Good Form"

A purchase order made by any of the permissible means described below is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee if your address of record or bank account information has been changed within the past 30 days, if you are selling amounts equal to or greater than $100,000, a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner or if the proceeds wire for any

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Buying, Selling and Exchanging Shares

amount is being wired to an account not currently on file or made payable to someone other than the registered owner(s) and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before we will act on instructions received by telephone and routinely record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an

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automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. The fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

The BofA Funds reserve the right to change the minimum investment requirements for any Fund. The BofA Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when the BofA Funds believe it is appropriate to do so.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem at any time broker/dealer networked accounts that have account balances of $20 or less.

Excessive Trading Practices

Frequent purchases and sales of fund shares can harm shareholders of certain types of mutual funds in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, the BofA Funds, as money market funds, are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on buy or exchange transactions. The BofA Funds, do, however, reserve the right, but have no obligation, to reject any buy or exchange transaction at any time. In addition, the BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

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Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

The BofA Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail or telephone or online.

Buying Shares

Eligible Investors

Investor Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts. Investor Class shares may be offered by Bank of America and its affiliates and certain other financial intermediaries.

Minimum Initial Investments

The minimum initial investment amount for Investor Class shares is $5,000, except that an Investor Class shareholder who previously had an existing account in Class A shares of BofA New York Tax-Exempt Reserves or BofA Tax-Exempt Reserves that was converted into Investor Class shares of such Fund on October 1, 2011 continues to be eligible for the legacy no minimum requirement to $2,500 minimum initial investment amount range, depending on the type of account, for the existing account holding such shares and for any new Investor Class shares account opened by such shareholders in another BofA Fund. The minimum initial investment for the Systematic Investment Plan is $10,000.

Minimum Additional Investments

There is no minimum additional investment for Investor Class shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Automatic Investment of Dividends

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund. Call the BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Investor Class shares of the Funds by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases by a Fedwire, the BofA Funds must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Funds close early). If the BofA Funds receive payment after this time, generally we will cancel the order and return any payment received for cancelled orders. If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Investor Class shares of the Funds by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■  You buy Investor Class shares at net asset value per share.

■  Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form."

■  The Funds reserve the right to cancel your order if the Transfer Agent does not receive payment within three business days of receiving your buy order. The Transfer Agent will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

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■  The Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Investor Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in "good form" prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Investor Class shares of the Funds and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you automatically withdraw funds from your Investor Class shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan generally cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you have opened your account, the BofA Funds will require your signature to be Medallion guaranteed.

You can choose to receive your withdrawn funds via check or direct deposit into your bank account. You can cancel the plan by giving the BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904.

Checkwriting Service

You can sell your shares and withdraw money from the Funds using the BofA Funds' free checkwriting service. Contact BofA Funds at 888.331.0904 for individual investors, 800.353.0828 for institutional investors or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial redemptions; you cannot use a check to make a full redemption of the shares you hold in a Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Funds' custodian receives the check for payment. The BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you sell your shares through a selling agent, the Transfer Agent will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  No interest will be paid on uncashed redemption checks.

■  The BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

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■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■  Also keep in mind the BofA Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Funds to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Investor Class shares of a Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling the BofA Funds at 888.331.0904.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any BofA Fund; some exceptions apply.

■  The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■  Exchanges are made at net asset value.

■  You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■  You generally may make an exchange only into a BofA Fund that is accepting investments.

■  The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years. However, the Funds do not generally expect to have material amounts of such carryforwards.

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Taxes and Your Investment

The Funds will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. Each Fund expects that distributions will consist primarily of ordinary income, except BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves, which expect that distributions will consist primarily of exempt-interest dividends. In addition, you should be aware of the following:

■  Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and, consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■  For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Funds' ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to a Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  For taxable years beginning on or before December 31, 2012, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%.

■  As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■  Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct

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taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. On December 31, 2009, pursuant to a reorganization, each Fund acquired all assets and assumed all liabilities of its predecessor fund, which was a series of Columbia Funds Series Trust. The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of each Fund's predecessor fund and class. The financial information presented in the financial highlights table below for BofA New York Tax-Exempt Reserves represents that of the Fund's Class A shares (and its predecessor class) which converted into such Fund's Investor Class shares on October 1, 2011. Because Investor Class shares of BofA Connecticut Municipal Reserves, BofA Government Plus Reserves and BofA Massachusetts Municipal Reserves commenced operations on October 1, 2011, no financial highlights are provided for these Funds.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Funds' financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves – Investor Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	0.0068	0.0207	0.0305
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(0.0068)	(0.0207)	(0.0305)
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(e)(f)	0.03%		0.00%	0.68%	2.09%	3.09%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(g)	0.30%		0.35%	0.56%	0.55%	0.55%
Waiver/Reimbursement	0.35%		0.28%	0.08%	0.05%	0.06%
Net Investment Income(g)	—	%(h)	—	0.77%	2.08%	3.05%
Net Assets, End of Period (000s)	$6,201		$5,178	$188,904	$262,145	$289,499

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia California Tax-Exempt Reserves was renamed BofA California Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia California Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia California Tax-Exempt Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

84

Financial Highlights

BofA Cash Reserves – Investor Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	—	0.01		0.03		0.05
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	— (d)	— (e)	—	(e)	—	(e)	— (e)
Total from Investment Operations	— (d)	— (e)	0.01		0.03		0.05
Less Distributions to Shareholders:
From Net Investment Income	—	—	(0.01)		(0.03)		(0.05)
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(f)(g)	0.00%	0.00%	0.81	%(h)	3.36	%(h)	4.93%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(i)	0.32%	0.33%	0.59%		0.55%		0.55%
Waiver/Reimbursement	0.31%	0.30%	0.07%		0.05%		0.06%
Net Investment Income(i)	—	—	0.91%		3.43%		4.82%
Net Assets, End of Period (000s)	$30,707	$70,579	$380,937		$696,449		$1,111,861

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to two decimal places.

(b)  On May 1, 2010, Columbia Cash Reserves was renamed BofA Cash Reserves.

(c)  On December 31, 2009, Columbia Cash Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Cash Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.43)% and 2.37%, respectively.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

85

Financial Highlights

BofA Government Reserves – Investor Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—		0.0046	0.0299	0.0473
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(e)	(0.0046)	(0.0299)	(0.0473)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(f)(g)	0.00	%(h)	0.00	%(h)	0.46%	3.03%	4.84%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(i)	0.16%		0.16%		0.46%	0.55%	0.55%
Waiver/Reimbursement	0.45%		0.45%		0.14%	0.05%	0.06%
Net Investment Income(i)	—	%(h)	—		0.42%	2.99%	4.74%
Net Assets, End of Period (000s)	$7,866		$17,681		$117,298	$107,656	$345,746

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Government Reserves was renamed BofA Government Reserves.

(c)  On December 31, 2009, Columbia Government Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Government Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Rounds to less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

86

Financial Highlights

BofA Municipal Reserves – Investor Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	—	(d)	0.0090	0.0231	0.0316
Less Distributions to Shareholders:
From Net Investment Income	—	—	(d)	(0.0090)	(0.0231)	(0.0316)
Net Asset Value, End of Period	$1.00	$1.00		$1.00	$1.00	$1.00
Total Return(e)(f)	0.00%	0.00	%(g)	0.91%	2.34%	3.20%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(h)	0.34%	0.39%		0.58%	0.55%	0.55%
Waiver/Reimbursement	0.28%	0.22%		0.05%	0.05%	0.06%
Net Investment Income(h)	—	—	%(g)	0.88%	2.28%	3.15%
Net Assets, End of Period (000s)	$218	$245		$53,818	$54,832	$46,035

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Municipal Reserves was renamed BofA Municipal Reserves.

(c)  On December 31, 2009, Columbia Municipal Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Municipal Reserves.

(d)  Rounds to less than $0.0001 per share.

(e)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Rounds to less than 0.01%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

87

Financial Highlights

BofA New York Tax-Exempt Reserves – Investor Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007(d)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	—	0.0065	0.0200		0.0301
Less Distributions to Shareholders:
From Net Investment Income	—	—	(0.0065)	(0.0200)		(0.0301)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(e)(f)	0.00%	0.00%	0.65%	2.02	%(g)	3.05%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(h)	0.31%	0.32%	0.65%	0.65%		0.65%
Waiver/Reimbursement	0.49%	0.42%	0.11%	0.08%		0.11%
Net Investment Income(h)	—	—	0.72%	1.82	%(g)	3.01%
Net Assets, End of Period (000s)	$365	$21,052	$34,694	$102,951		$43,867

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia New York Tax-Exempt Reserves was renamed BofA New York Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia New York Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia New York Tax-Exempt Reserves.

(d)  On May 30, 2007, Market Class shares were exchanged for Class A shares.

(e)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

88

Financial Highlights

BofA Tax-Exempt Reserves – Investor Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—		0.0080	0.0219		0.0312
Net Realized Gain on Investments	—	(d)	—	(e)	— (e)	—	(e)	— (e)
Total from Investment Operations	—	(d)	—	(e)	0.0080	0.0219		0.0312
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(e)	(0.0080)	(0.0219)		(0.0312)
From Net Realized Gains	—	(d)	—		—	—		—
Total Distributions to Shareholders	—	(d)	—	(e)	(0.0080)	(0.0219)		(0.0312)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return(f)(g)	0.00	%(h)	0.00%		0.81%	2.21	%(i)	3.16%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(j)	0.27%		0.34%		0.57%	0.55%		0.55%
Waiver/Reimbursement	0.35%		0.30%		0.06%	0.05%		0.06%
Net Investment Income(j)	—	%(h)	—		0.86%	1.88	%(i)	3.07%
Net Assets, End of Period (000s)	$2,534		$1,333		$8,960	$13,214		$4,216

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Tax-Exempt Reserves was renamed BofA Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Tax-Exempt Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Rounds to less than 0.01%.

(i)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

89

Financial Highlights

BofA Treasury Reserves – Investor Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	0.0010	0.0247	0.0468
Less Distributions to Shareholders:
From Net Investment Income	—		—	(0.0010)	(0.0247)	(0.0468)
Increase from Contribution from Advisor	—	(d)	—	—	—	—
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(e)(f)	0.00	%(g)	0.00%	0.10%	2.50%	4.78%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(h)	0.17%		0.17%	0.32%	0.55%	0.55%
Waiver/Reimbursement	0.44%		0.44%	0.28%	0.05%	0.06%
Net Investment Income(h)	—	%(i)	—	0.11%	2.42%	4.68%
Net Assets, End of Period (000s)	$7,743		$18,884	$79,399	$234,962	$219,797

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Treasury Reserves was renamed BofA Treasury Reserves.

(c)  On December 31, 2009, Columbia Treasury Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Treasury Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

90

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Investor Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA California Tax-Exempt Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.65%	8.99%	$10,899.36	$69.37
3	15.76%	0.65%	13.73%	$11,373.48	$72.39
4	21.55%	0.65%	18.68%	$11,868.23	$75.54
5	27.63%	0.65%	23.84%	$12,384.49	$78.82
6	34.01%	0.65%	29.23%	$12,923.22	$82.25
7	40.71%	0.65%	34.85%	$13,485.38	$85.83
8	47.75%	0.65%	40.72%	$14,071.99	$89.56
9	55.13%	0.65%	46.84%	$14,684.12	$93.46
10	62.89%	0.65%	53.23%	$15,322.88	$97.52
Total Gain After Fees & Expenses				$5,322.88
Total Annual Fees & Expenses					$800.96

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

91

Hypothetical Fees and Expenses

BofA Cash Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.63%	9.01%	$10,901.45	$67.24
3	15.76%	0.63%	13.78%	$11,377.84	$70.18
4	21.55%	0.63%	18.75%	$11,875.05	$73.25
5	27.63%	0.63%	23.94%	$12,393.99	$76.45
6	34.01%	0.63%	29.36%	$12,935.61	$79.79
7	40.71%	0.63%	35.01%	$13,500.89	$83.27
8	47.75%	0.63%	40.91%	$14,090.88	$86.91
9	55.13%	0.63%	47.07%	$14,706.66	$90.71
10	62.89%	0.63%	53.49%	$15,349.34	$94.68
Total Gain After Fees & Expenses				$5,349.34
Total Annual Fees & Expenses					$778.70

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Connecticut Municipal Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.92%	8.71%	$10,871.16	$98.05
3	15.76%	0.92%	13.15%	$11,314.70	$102.05
4	21.55%	0.92%	17.76%	$11,776.34	$106.22
5	27.63%	0.92%	22.57%	$12,256.81	$110.55
6	34.01%	0.92%	27.57%	$12,756.89	$115.06
7	40.71%	0.92%	32.77%	$13,277.37	$119.76
8	47.75%	0.92%	38.19%	$13,819.09	$124.64
9	55.13%	0.92%	43.83%	$14,382.91	$129.73
10	62.89%	0.92%	49.70%	$14,969.73	$135.02
Total Gain After Fees & Expenses				$4,969.73
Total Annual Fees & Expenses					$1,097.30

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

92

Hypothetical Fees and Expenses

BofA Government Plus Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.59%	4.41%	$10,441.00	$60.30
2	10.25%	0.70%	8.90%	$10,889.96	$74.66
3	15.76%	0.70%	13.58%	$11,358.23	$77.87
4	21.55%	0.70%	18.47%	$11,846.64	$81.22
5	27.63%	0.70%	23.56%	$12,356.04	$84.71
6	34.01%	0.70%	28.87%	$12,887.35	$88.35
7	40.71%	0.70%	34.42%	$13,441.51	$92.15
8	47.75%	0.70%	40.19%	$14,019.49	$96.11
9	55.13%	0.70%	46.22%	$14,622.33	$100.25
10	62.89%	0.70%	52.51%	$15,251.09	$104.56
Total Gain After Fees & Expenses				$5,251.09
Total Annual Fees & Expenses					$860.18

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.61%	9.04%	$10,903.54	$65.11
3	15.76%	0.61%	13.82%	$11,382.20	$67.97
4	21.55%	0.61%	18.82%	$11,881.88	$70.96
5	27.63%	0.61%	24.03%	$12,403.49	$74.07
6	34.01%	0.61%	29.48%	$12,948.01	$77.32
7	40.71%	0.61%	35.16%	$13,516.42	$80.72
8	47.75%	0.61%	41.10%	$14,109.80	$84.26
9	55.13%	0.61%	47.29%	$14,729.22	$87.96
10	62.89%	0.61%	53.76%	$15,375.83	$91.82
Total Gain After Fees & Expenses				$5,375.83
Total Annual Fees & Expenses					$756.41

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

93

Hypothetical Fees and Expenses

BofA Massachusetts Municipal Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.77%	8.87%	$10,886.82	$82.13
3	15.76%	0.77%	13.47%	$11,347.34	$85.60
4	21.55%	0.77%	18.27%	$11,827.33	$89.22
5	27.63%	0.77%	23.28%	$12,327.62	$93.00
6	34.01%	0.77%	28.49%	$12,849.08	$96.93
7	40.71%	0.77%	33.93%	$13,392.60	$101.03
8	47.75%	0.77%	39.59%	$13,959.11	$105.30
9	55.13%	0.77%	45.50%	$14,549.58	$109.76
10	62.89%	0.77%	51.65%	$15,165.02	$114.40
Total Gain After Fees & Expenses				$5,165.02
Total Annual Fees & Expenses					$933.59

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Municipal Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.62%	9.02%	$10,902.49	$66.18
3	15.76%	0.62%	13.80%	$11,380.02	$69.08
4	21.55%	0.62%	18.78%	$11,878.46	$72.10
5	27.63%	0.62%	23.99%	$12,398.74	$75.26
6	34.01%	0.62%	29.42%	$12,941.81	$78.56
7	40.71%	0.62%	35.09%	$13,508.66	$82.00
8	47.75%	0.62%	41.00%	$14,100.34	$85.59
9	55.13%	0.62%	47.18%	$14,717.93	$89.34
10	62.89%	0.62%	53.63%	$15,362.58	$93.25
Total Gain After Fees & Expenses				$5,362.58
Total Annual Fees & Expenses					$767.58

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

94

Hypothetical Fees and Expenses

BofA New York Tax-Exempt Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.70%	8.94%	$10,894.14	$74.69
3	15.76%	0.70%	13.63%	$11,362.58	$77.90
4	21.55%	0.70%	18.51%	$11,851.17	$81.25
5	27.63%	0.70%	23.61%	$12,360.77	$84.74
6	34.01%	0.70%	28.92%	$12,892.29	$88.39
7	40.71%	0.70%	34.47%	$13,446.66	$92.19
8	47.75%	0.70%	40.25%	$14,024.86	$96.15
9	55.13%	0.70%	46.28%	$14,627.93	$100.28
10	62.89%	0.70%	52.57%	$15,256.93	$104.60
Total Gain After Fees & Expenses				$5,256.93
Total Annual Fees & Expenses					$856.41

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Tax-Exempt Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.62%	9.02%	$10,902.49	$66.18
3	15.76%	0.62%	13.80%	$11,380.02	$69.08
4	21.55%	0.62%	18.78%	$11,878.46	$72.10
5	27.63%	0.62%	23.99%	$12,398.74	$75.26
6	34.01%	0.62%	29.42%	$12,941.81	$78.56
7	40.71%	0.62%	35.09%	$13,508.66	$82.00
8	47.75%	0.62%	41.00%	$14,100.34	$85.59
9	55.13%	0.62%	47.18%	$14,717.93	$89.34
10	62.89%	0.62%	53.63%	$15,362.58	$93.25
Total Gain After Fees & Expenses				$5,362.58
Total Annual Fees & Expenses					$767.58

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

95

Hypothetical Fees and Expenses

BofA Treasury Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.61%	9.04%	$10,903.54	$65.11
3	15.76%	0.61%	13.82%	$11,382.20	$67.97
4	21.55%	0.61%	18.82%	$11,881.88	$70.96
5	27.63%	0.61%	24.03%	$12,403.49	$74.07
6	34.01%	0.61%	29.48%	$12,948.01	$77.32
7	40.71%	0.61%	35.16%	$13,516.42	$80.72
8	47.75%	0.61%	41.10%	$14,109.80	$84.26
9	55.13%	0.61%	47.29%	$14,729.22	$87.96
10	62.89%	0.61%	53.76%	$15,375.83	$91.82
Total Gain After Fees & Expenses				$5,375.83
Total Annual Fees & Expenses					$756.41

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

96

Notes

97

Notes

98

Notes

99

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Funds
Investor Class Shares

Prospectus, January 1, 2012

For More Information

You will find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or 800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

© 2011 Bank of America Corporation. All rights reserved.
100 Federal Street, Boston, MA 02110
888.331.0904 www.bofacapital.com

INT-36/191704-0112

BofA Funds

Prospectus

January 1, 2012

Liquidity Class Shares

■  BofA California Tax-Exempt Reserves (CCLXX)

■  BofA Cash Reserves (NCLXX)

■  BofA Government Plus Reserves (CLQXX)

■  BofA Government Reserves (NGLXX)

■  BofA Money Market Reserves (NRLXX)

■  BofA Municipal Reserves (NMLXX)

■  BofA Tax-Exempt Reserves (NELXX)

■  BofA Treasury Reserves (NTLXX)

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Advisory services provided by BofA Advisors, LLC, Securities offered through BofA Distributors, Inc., nonbank subsidiaries of

BofA California Tax-Exempt Reserves	3

BofA Cash Reserves	10

BofA Government Plus Reserves	17

BofA Government Reserves	23

BofA Money Market Reserves	28

BofA Municipal Reserves	35

BofA Tax-Exempt Reserves	41

BofA Treasury Reserves	47

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation	53

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies	54

Management of the Funds	56

Primary Service Providers	56

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	58

About Liquidity Class Shares	59

Description of the Share Class	59

Distribution and Service Fees	60

Financial Intermediary Compensation	61

Buying, Selling and Exchanging Shares	62

Share Price Determination	62

Transaction Rules and Policies	63

Opening an Account and Placing Orders	66

Distributions and Taxes	68

Financial Highlights	71

Hypothetical Fees and Expenses	79

Icons Guide

  Investment Objective

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Fees and Expenses

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

2

BofA California Tax-Exempt Reserves

Investment Objective

BofA California Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Liquidity Class Shares
Management fees	0.25%
Distribution and service (Rule 12b-1) fees(b)	0.25%
Other expenses	0.05%
Total annual Fund operating expenses	0.55%
Fee waivers and/or reimbursements(a)(c)	-0.20%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.35%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  BofA Distributors, Inc., the Fund's distributor (the Distributor), has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees to an annual rate of 0.15% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Distributor.

(c)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

3

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Liquidity Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$156	$287	$670

Remember this is an example only. Your actual costs may be higher or lower.

4

BofA California Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal

5

BofA California Tax-Exempt Reserves

operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as

6

BofA California Tax-Exempt Reserves

well as changes in the state's financial or economic condition and prospects. Since the Fund invests in California municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of issuers of California municipal securities to meet their obligations. California is continuing its efforts to recover from economic recession. However, such efforts have been hampered, including the state's housing market, which continues to adversely affect both the construction industry and the financial sector. In addition, California's unemployment rate continues to remain high, and state revenues are lagging behind budgetary projections. California's Governor and state legislature have taken various actions designed to address these conditions, including, but not limited to, revenue building and reapplication, and spending reduction initiatives. There can be no assurances, however, that the financial condition of California will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to California and its municipalities may affect the ability of California or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about risks specific to California municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

7

BofA California Tax-Exempt Reserves

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

8

BofA California Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Liquidity Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Liquidity Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.85%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.03%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Liquidity Class Shares (8/10/01)	0.01%	1.69%	1.47%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 53 of the prospectus.

9

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Liquidity Class Shares
Management fees	0.25%
Distribution and service (Rule 12b-1) fees(b)	0.25%
Other expenses	0.03%
Total annual Fund operating expenses	0.53%
Fee waivers and/or reimbursements(a)(c)	-0.18%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.35%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  BofA Distributors, Inc., the Fund's distributor (the Distributor), has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees to an annual rate of 0.15% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Distributor.

(c)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

10

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Liquidity Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$152	$278	$648

Remember this is an example only. Your actual costs may be higher or lower.

11

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate

12

BofA Cash Reserves

sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan

13

BofA Cash Reserves

Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

14

BofA Cash Reserves

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls or capital repatriation limitation; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

15

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Liquidity Class shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Liquidity Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.41%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Liquidity Class Shares	0.01%	2.54%	2.34%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 53 of the prospectus.

16

BofA Government Plus Reserves

Investment Objective

BofA Government Plus Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Liquidity Class Shares
Management fees	0.25%
Distribution and service (Rule 12b-1) fees(b)	0.25%
Other expenses	0.06%
Total annual Fund operating expenses	0.56%
Fee waivers and/or reimbursements(a)(c)	-0.21%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.35%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.16% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  BofA Distributors, Inc., the Fund's distributor (the Distributor), has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees to an annual rate of 0.15% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Distributor.

(c)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

17

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Liquidity Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$158	$292	$681

Remember this is an example only. Your actual costs may be higher or lower.

18

BofA Government Plus Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund purchases only first-tier securities that consist of these obligations and repurchase agreements. These obligations may have fixed, floating or variable rates of interest.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

19

BofA Government Plus Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is

20

BofA Government Plus Reserves

possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

21

BofA Government Plus Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Liquidity Class shares of Columbia Government Plus Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Liquidity Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	1.25%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Liquidity Class Shares (11/17/05)	0.00%	2.40%	2.43%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 53 of the prospectus.

22

BofA Government Reserves

Investment Objective

BofA Government Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Liquidity Class Shares
Management fees	0.25%
Distribution and service (Rule 12b-1) fees(b)	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.51%
Fee waivers and/or reimbursements(a)(c)	-0.16%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.35%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  BofA Distributors, Inc., the Fund's distributor (the Distributor), has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees to an annual rate of 0.15% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Distributor.

(c)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

23

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Liquidity Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$147	$269	$625

Remember this is an example only. Your actual costs may be higher or lower.

24

BofA Government Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and

25

BofA Government Reserves

maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

26

BofA Government Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Liquidity Class shares of Columbia Government Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Liquidity Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.37%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Liquidity Class Shares	0.00%	2.36%	2.20%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 53 of the prospectus.

27

BofA Money Market Reserves

Investment Objective

BofA Money Market Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Liquidity Class Shares
Management fees	0.25%
Distribution and service (Rule 12b-1) fees(b)	0.25%
Other expenses	0.02%
Total annual Fund operating expenses	0.52%
Fee waivers and/or reimbursements(a)(c)	-0.17%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.35%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  BofA Distributors, Inc., the Fund's distributor (the Distributor), has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees to an annual rate of 0.15% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Distributor.

(c)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

28

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Liquidity Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$150	$274	$636

Remember this is an example only. Your actual costs may be higher or lower.

29

BofA Money Market Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate

30

BofA Money Market Reserves

sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan

31

BofA Money Market Reserves

Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

32

BofA Money Market Reserves

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls or capital repatriation limitation; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

33

BofA Money Market Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Liquidity Class shares of Columbia Money Market Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Liquidity Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.40%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Liquidity Class Shares	0.01%	2.55%	2.32%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 53 of the prospectus.

34

BofA Municipal Reserves

Investment Objective

BofA Municipal Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Liquidity Class Shares
Management fees	0.25%
Distribution and service (Rule 12b-1) fees(b)	0.25%
Other expenses	0.02%
Total annual Fund operating expenses	0.52%
Fee waivers and/or reimbursements(a)(c)	-0.17%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.35%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  BofA Distributors, Inc., the Fund's distributor (the Distributor), has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees to an annual rate of 0.15% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Distributor.

(c)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

35

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Liquidity Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$150	$274	$636

Remember this is an example only. Your actual costs may be higher or lower.

36

BofA Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal

37

BofA Municipal Reserves

operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused

38

BofA Municipal Reserves

by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

39

BofA Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Liquidity Class shares of Columbia Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Liquidity Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.87%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.01%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Liquidity Class Shares	0.02%	1.83%	1.67%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 53 of the prospectus.

40

BofA Tax-Exempt Reserves

Investment Objective

BofA Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Liquidity Class Shares
Management fees	0.25%
Distribution and service (Rule 12b-1) fees(b)	0.25%
Other expenses	0.02%
Total annual Fund operating expenses	0.52%
Fee waivers and/or reimbursements(a)(c)	-0.17%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.35%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  BofA Distributors, Inc., the Fund's distributor (the Distributor), has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees to an annual rate of 0.15% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Distributor.

(c)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

41

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Liquidity Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$150	$274	$636

Remember this is an example only. Your actual costs may be higher or lower.

42

BofA Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio

43

BofA Tax-Exempt Reserves

securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on

44

BofA Tax-Exempt Reserves

the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

45

BofA Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Liquidity Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Liquidity Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.86%
Worst:	3	rd quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Liquidity Class Shares (9/3/02)	0.00%	1.76%	1.55%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 53 of the prospectus.

46

BofA Treasury Reserves

Investment Objective

BofA Treasury Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Liquidity Class Shares
Management fees	0.25%
Distribution and service (Rule 12b-1) fees(b)	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.51%
Fee waivers and/or reimbursements(a)(c)	-0.16%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.35%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  BofA Distributors, Inc., the Fund's distributor (the Distributor), has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees to an annual rate of 0.15% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Distributor.

(c)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

47

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Liquidity Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$147	$269	$625

Remember this is an example only. Your actual costs may be higher or lower.

48

BofA Treasury Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

49

BofA Treasury Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is

50

BofA Treasury Reserves

possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

51

BofA Treasury Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Liquidity Class shares of Columbia Treasury Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Liquidity Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.33%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Liquidity Class Shares	0.00%	2.14%	2.07%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 53 of the prospectus.

52

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day that the Fund is open on a BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723) or by telephone at 888.331.0904. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. Minimum initial investments for Liquidity Class shares of a Fund is $500,000. There is no minimum additional investment for Liquidity Class shares.

Tax Information

A Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

53

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies

This section includes additional information about the Funds' investment objectives and certain strategies and policies that the Funds may utilize in pursuit of their investment objectives.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a fund's yield potential. These requirements generally apply at the time an investment is made. The following summarizes a number of the key requirements. The BofA Funds, like all money market funds:

■  generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit a Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing a Fund's Investment Objective and Policies

Each Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves. BofA California Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Municipal Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Each Fund's investment objective may be changed without shareholder approval. Certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Each Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed in the Principal Investment Strategies section of this prospectus, as applicable, may be changed by the BofA Funds' Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days prior written notice of the change, except that for BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves such 80% investment requirement may only be changed with shareholder approval.

54

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of each Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of a Fund's acquisition of the security or asset.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund's complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning each Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors. Each Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses the BofA Funds may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

55

Management of the Funds

Primary Service Providers

The Advisor, which also serves as the Funds' administrator (the Administrator), and Distributor, both affiliates of Bank of America, currently provide key services to the Funds and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds' portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds' investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recent fiscal year, the amount of aggregate advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15	%*
BofA Cash Reserves	0.15	%*
BofA Government Plus Reserves	0.14	%*
BofA Government Reserves	0.15	%*
BofA Money Market Reserves	0.15	%*
BofA Municipal Reserves	0.15	%*
BofA Tax-Exempt Reserves	0.15	%*
BofA Treasury Reserves	0.15	%*

*  Except for BofA Government Plus Reserves, the Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. BofA Government Plus Reserves Fund pays an investment advisory fee of 0.18% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with the Advisor is available in the Funds' semi-annual reports to shareholders for the fiscal period ended February 28, 2011.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds' operations, coordination of the Funds' service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund's average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly, as follows:

Annual Administration Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.10	%*
BofA Cash Reserves	0.10	%*
BofA Government Plus Reserves	0.067	%*
BofA Government Reserves	0.10	%*
BofA Money Market Reserves	0.10	%*
BofA Municipal Reserves	0.10	%*
BofA Tax-Exempt Reserves	0.10	%*
BofA Treasury Reserves	0.10	%*

*  Except for BofA Government Plus Reserves, the Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. BofA Government Plus Reserves Fund pays an administration fee of 0.067% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $125 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates, including the Advisor, may pay commissions, distribution and service fees and/or other compensation to

56

Management of the Funds

entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Funds' transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of a Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is not sufficient to maintain a minimum annualized net yield of 0.00%. These reimbursements are voluntary and may be changed or discontinued by the Distributor or the Advisor at any time.

57

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of their shares;

■  the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

58

About Liquidity Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Liquidity Class shares. The Funds also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Liquidity Class shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Funds' share classes and how to choose among them.

Liquidity Class Shares
Eligible Investors and Minimum Initial Investments(a)	Liquidity Class shares are available to eligible institutions, intermediaries and individuals on a direct basis or through certain financial institutions and intermediaries. Liquidity Class shares may be offered by Bank of America and its affiliates.
The minimum initial investment amount for Liquidity Class shares is $500,000.

Investment Limits	none

Front-End Sales Charges	none

Contingent Deferred Sales Charges	none

Maximum Distribution and Service Fees	0.25% combined total

(a)  See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor or agent. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors,  third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

59

About Liquidity Class Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and each Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund's assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors. Because the fees are paid out of each Fund's assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Funds' Liquidity Class shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee		Service Fee		Combined Total
Liquidity Class	0.25	%(a)	0.25	%(a)	0.25	%(a)

(a)  The Funds' Liquidity Class shares may pay a distribution fee at the maximum rate stated above and may also pay a service fee at the maximum rate stated above, pursuant to the Funds' distribution plan and its shareholder servicing plan for Liquidity Class shares. The combined total of such payments on an annual basis, however, may not exceed 0.25% of the average daily net assets of the Funds' Liquidity Class shares.

The Funds will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The BofA Funds may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

60

About Liquidity Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

61

Buying, Selling and Exchanging Shares

Share Price Determination

The Funds each seek to maintain a constant net asset value of $1.00 per share although the BofA Funds cannot guarantee that any Fund will be able to do so. The price you pay or receive when you buy, sell or exchange shares is a Fund's next determined net asset value (or NAV) per share for a given share class. The BofA Funds calculate the net asset value per share for Liquidity Class shares of the Funds at the following times each business day (unless a Fund closes early):

■  9:45 a.m., 11:00 a.m. and 12:00 noon Eastern time (BofA Municipal Reserves and BofA Tax-Exempt Reserves).

■  9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time (BofA Government Reserves).

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time (BofA Government Plus Reserves).

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time (BofA Cash Reserves, BofA Money Market Reserves and BofA Treasury Reserves).

■  11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves).

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)

NAV	=	– (Liabilities of the share class)

Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

62

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Funds may refuse any order to buy or exchange shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone or electronic funds transfer or online. If your order is received in "good form" by the following times on a business day (unless a Fund closes early), you will receive the net asset value per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

■  11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves).

■  12:00 noon Eastern (BofA Municipal Reserves or BofA Tax-Exempt Reserves).

■  2:30 p.m. Eastern time (BofA Government Reserves).

■  4:00 p.m. Eastern time (BofA Government Plus Reserves).

■  5:00 p.m. Eastern time (BofA Cash Reserves, BofA Money Market Reserves or BofA Treasury Reserves).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Funds each seek to maintain a constant net asset value of $1.00 per share, the BofA Funds cannot guarantee that any Fund will be able to do so.

"Good Form"

A purchase order made by any of the permissible means described below is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee if your address of record or bank account information has been changed within the past 30 days, if you are selling amounts equal to or greater than $100,000, a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner or if the proceeds wire for any

63

Buying, Selling and Exchanging Shares

amount is being wired to an account not currently on file or made payable to someone other than the registered owner(s) and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before we will act on instructions received by telephone and routinely record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an

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Buying, Selling and Exchanging Shares

automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. The fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

The BofA Funds reserve the right to change the minimum investment requirements for any Fund. The BofA Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when the BofA Funds believe it is appropriate to do so.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem at any time broker/dealer networked accounts that have account balances of $20 or less.

Excessive Trading Practices

Frequent purchases and sales of fund shares can harm shareholders of certain types of mutual funds in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, the BofA Funds, as money market funds, are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on buy or exchange transactions. The BofA Funds, do, however, reserve the right, but have no obligation, to reject any buy or exchange transaction at any time. In addition, the BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

65

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

The BofA Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail or telephone or online.

Buying Shares

Eligible Investors

Liquidity Class shares are available to eligible institutions, intermediaries and individuals on a direct basis or through certain financial institutions and intermediaries. Liquidity Class shares may be offered by Bank of America and its affiliates and certain other financial intermediaries.

Minimum Initial Investments

The minimum initial investment for Liquidity Class shares is $500,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy or hold Liquidity Class shares.

Minimum Additional Investments

There is no minimum additional investment for Liquidity Class shares.

Wire Purchases

You may buy Liquidity Class shares of the Funds by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases by a Fedwire, the BofA Funds must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Funds close early). If the BofA Funds receive payment after this time, generally we will cancel the order and return any payment received for cancelled orders. If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Liquidity Class shares of the Funds by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■  You buy Liquidity Class shares at net asset value per share.

■  Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form."

■  The Funds reserve the right to cancel your order if the Transfer Agent does not receive payment within three business days of receiving your buy order. The Transfer Agent will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■  The Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Liquidity Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500.

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Buying, Selling and Exchanging Shares

Requests to redeem by wire must be received in "good form" prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Liquidity Class shares of the Funds and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Redemption Rules You Should Know

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you sell your shares through a selling agent, the Transfer Agent will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  No interest will be paid on uncashed redemption checks.

■  The BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■  Also keep in mind the BofA Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Funds to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any BofA Fund; some exceptions apply.

■  The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■  Exchanges are made at net asset value.

■  You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■  You generally may make an exchange only into a BofA Fund that is accepting investments.

■  The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

67

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years. However, the Funds do not generally expect to have material amounts of such carryforwards.

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Distributions and Taxes

Taxes and Your Investment

The Funds will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. Each Fund expects that distributions will consist primarily of ordinary income, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves, which expect that distributions will consist primarily of exempt-interest dividends. In addition, you should be aware of the following:

■  Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and, consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■  For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Funds' ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to a Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  For taxable years beginning on or before December 31, 2012, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%.

■  As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■  Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS

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Distributions and Taxes

informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

70

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. On December 31, 2009, pursuant to a reorganization, each Fund acquired all assets and assumed all liabilities of its predecessor fund, which was a series of Columbia Funds Series Trust. The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of each Fund's predecessor fund and class.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Funds' financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves – Liquidity Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009		Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	0.0002	0.0085		0.0227	0.0325
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	(0.0002)	(0.0085)		(0.0227)	(0.0325)
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(e)(f)	0.03%		0.01%	0.85	%(g)	2.30%	3.30%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(h)	0.28%		0.33%	0.39%		0.35%	0.35%
Waiver/Reimbursement	0.27%		0.20%	0.15%		0.15%	0.16%
Net Investment Income(h)	—	%(i)	0.02%	1.79	%(g)	2.41%	3.27%
Net Assets, End of Period (000s)	$701		$1	$478		$33,242	$66,038

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia California Tax-Exempt Reserves was renamed BofA California Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia California Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia California Tax-Exempt Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

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Financial Highlights

BofA Cash Reserves – Liquidity Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	(e)	0.01		0.04		0.05
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(d)	—	(e)	—	(e)	—	(e)	— (e)
Total from Investment Operations	—	(d)	—	(e)	0.01		0.04		0.05
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(e)	(0.01)		(0.04)		(0.05)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(f)(g)	0.00	%(h)	0.01%		0.98	%(i)	3.57	%(i)	5.14%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(j)	0.31%		0.33%		0.41%		0.35%		0.35%
Waiver/Reimbursement	0.22%		0.20%		0.15%		0.15%		0.16%
Net Investment Income(j)	—	%(h)	0.01%		1.07%		3.64%		5.02%
Net Assets, End of Period (000s)	$116,540		$174,664		$463,145		$811,513		$1,220,566

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to two decimal places.

(b)  On May 1, 2010, Columbia Cash Reserves was renamed BofA Cash Reserves.

(c)  On December 31, 2009, Columbia Cash Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Cash Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(h)  Rounds to less than 0.01%.

(i)  Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.26)% and 2.58%, respectively.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

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Financial Highlights

BofA Government Plus Reserves – Liquidity Class Shares

	Year Ended August 31, 2011		Year Ended August 31, 2010(a)(b)		Year Ended August 31, 2009		Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—		—	(c)	0.007		0.033	0.049
Less Distributions to Shareholders:
From Net Investment Income	—		—	(c)	(0.007)		(0.033)	(0.049)
Increase from Contribution from Advisor	—	(c)	—		—		—	—
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return(d)(e)	0.00	%(f)	0.00%		0.66	%(g)	3.36%	5.03%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(h)	0.19%		0.22%		0.34%		0.35%	0.35%
Waiver/Reimbursement	0.37%		0.31%		0.19%		0.20%	0.23%
Net Investment Income(h)	—		—	%(i)	0.12	%(g)	3.30%	4.92%
Net Assets, End of Period (000s)	$5,138		$5,136		$5,147		$11	$11

(a)  On May 1, 2010, Columbia Government Plus Reserves was renamed BofA Government Plus Reserves.

(b)  On December 31, 2009, Columbia Government Plus Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Government Plus Reserves.

(c)  Rounds to less than $0.001 per share.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(g)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

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Financial Highlights

BofA Government Reserves – Liquidity Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—		0.0057	0.0319		0.0493
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(e)	(0.0057)	(0.0319)		(0.0493)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return(f)(g)	0.00	%(h)	0.00	%(h)	0.57%	3.23	%(i)	5.04%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(j)	0.15%		0.16%		0.34%	0.35%		0.35%
Waiver/Reimbursement	0.36%		0.35%		0.16%	0.15%		0.16%
Net Investment Income(j)	—	%(h)	—	%(h)	0.61%	2.93	%(i)	4.93%
Net Assets, End of Period (000s)	$156,846		$275,844		$864,213	$1,225,417		$719,348

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Government Reserves was renamed BofA Government Reserves.

(c)  On December 31, 2009, Columbia Government Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Government Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Rounds to less than 0.01%.

(i)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

74

Financial Highlights

BofA Money Market Reserves – Liquidity Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	(e)	0.01		0.04		0.05
Net Realized and Unrealized Gain (Loss) on Investments and Capital Support Agreement	—	(d)	—	(e)	—	(e)	—	(e)	— (e)
Total from Investment Operations	—	(d)	—	(e)	0.01		0.04		0.05
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(e)	(0.01)		(0.04)		(0.05)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(f)(g)	0.00	%(h)	0.01%		0.98	%(i)	3.61	%(j)	5.15%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(k)	0.31%		0.33%		0.39%		0.35%		0.35%
Waiver/Reimbursement	0.21%		0.19%		0.15%		0.15%		0.16%
Net Investment Income(k)	—	%(h)	—	%(h)	1.12%		3.71%		5.03%
Net Assets, End of Period (000s)	$47,905		$102,245		$453,489		$1,014,693		$1,481,554

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to two decimal places.

(b)  On May 1, 2010, Columbia Money Market Reserves was renamed BofA Money Market Reserves.

(c)  On December 31, 2009, Columbia Money Market Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Money Market Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Rounds to less than 0.01%.

(i)  Had an affiliate of the investment advisor not provided capital support, total return would have been 0.09%.

(j)  The reimbursements from affiliates of the investment advisor for realized losses on securities and capital support had no impact to total return.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

75

Financial Highlights

BofA Municipal Reserves – Liquidity Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	— (d)	0.0004	0.0110	0.0251	0.0336
Less Distributions to Shareholders:
From Net Investment Income	— (d)	(0.0004)	(0.0110)	(0.0251)	(0.0336)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(e)(f)	0.01%	0.04%	1.10%	2.54%	3.41%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(g)	0.33%	0.34%	0.38%	0.35%	0.35%
Waiver/Reimbursement	0.19%	0.17%	0.15%	0.15%	0.16%
Net Investment Income(g)	0.01%	0.06%	1.11%	2.68%	3.35%
Net Assets, End of Period (000s)	$8,184	$12,882	$167,085	$157,720	$308,502

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Municipal Reserves was renamed BofA Municipal Reserves.

(c)  On December 31, 2009, Columbia Municipal Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Municipal Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

76

Financial Highlights

BofA Tax-Exempt Reserves – Liquidity Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	0.0001	0.0098	0.0239	0.0332
Net Realized Gain on Investments	—	(d)	— (e)	— (e)	— (e)	— (e)
Total from Investment Operations	—	(d)	0.0001	0.0098	0.0239	0.0332
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	(0.0001)	(0.0098)	(0.0239)	(0.0332)
Net Realized Gain on Investments	—	(d)	—	—	—	—
Total from Investment Operations	—	(d)	(0.0001)	(0.0098)	(0.0239)	(0.0332)
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(f)(g)	0.00	%(h)	0.01%	0.99%	2.42%	3.37%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(i)	0.31%		0.33%	0.38%	0.35%	0.35%
Waiver/Reimbursement	0.21%		0.19%	0.15%	0.16%	0.16%
Net Investment Income(i)	—	%(h)	0.01%	1.11%	2.36%	3.31%
Net Assets, End of Period (000s)	$218		$12,412	$29,865	$77,169	$86,926

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Tax-Exempt Reserves was renamed BofA Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Tax-Exempt Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Rounds to less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

77

Financial Highlights

BofA Treasury Reserves – Liquidity Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	0.0012	0.0267		0.0488
Less Distributions to Shareholders:
From Net Investment Income	—		—	(0.0012)	(0.0267)		(0.0488)
Increase from Contribution from Advisor	—	(d)	—	—	—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00		$1.00
Total Return(e)(f)	0.00	%(g)	0.00%	0.12%	2.70	%(h)	4.99%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(i)	0.16%		0.17%	0.29%	0.35%		0.35%
Waiver/Reimbursement	0.35%		0.34%	0.21%	0.15%		0.16%
Net Investment Income(i)	—	%(j)	—	0.17%	2.53	%(h)	4.86%
Net Assets, End of Period (000s)	$138,535		$176,051	$413,066	$995,952		$750,842

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Treasury Reserves was renamed BofA Treasury Reserves.

(c)  On December 31, 2009, Columbia Treasury Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Treasury Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(h)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

78

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Liquidity Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA California Tax-Exempt Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.55%	9.31%	$10,930.69	$58.84
3	15.76%	0.55%	14.17%	$11,417.11	$61.46
4	21.55%	0.55%	19.25%	$11,925.17	$64.19
5	27.63%	0.55%	24.56%	$12,455.84	$67.05
6	34.01%	0.55%	30.10%	$13,010.12	$70.03
7	40.71%	0.55%	35.89%	$13,589.08	$73.15
8	47.75%	0.55%	41.94%	$14,193.79	$76.40
9	55.13%	0.55%	48.25%	$14,825.41	$79.80
10	62.89%	0.55%	54.85%	$15,485.14	$83.35
Total Gain After Fees & Expenses				$5,485.14
Total Annual Fees & Expenses					$670.08

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

79

Hypothetical Fees and Expenses

BofA Cash Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.53%	9.33%	$10,932.79	$56.70
3	15.76%	0.53%	14.21%	$11,421.48	$59.24
4	21.55%	0.53%	19.32%	$11,932.02	$61.89
5	27.63%	0.53%	24.65%	$12,465.38	$64.65
6	34.01%	0.53%	30.23%	$13,022.59	$67.54
7	40.71%	0.53%	36.05%	$13,604.69	$70.56
8	47.75%	0.53%	42.13%	$14,212.82	$73.72
9	55.13%	0.53%	48.48%	$14,848.14	$77.01
10	62.89%	0.53%	55.12%	$15,511.85	$80.45
Total Gain After Fees & Expenses				$5,511.85
Total Annual Fees & Expenses					$647.57

BofA Government Plus Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.56%	9.30%	$10,929.65	$59.91
3	15.76%	0.56%	14.15%	$11,414.92	$62.56
4	21.55%	0.56%	19.22%	$11,921.74	$65.34
5	27.63%	0.56%	24.51%	$12,451.07	$68.24
6	34.01%	0.56%	30.04%	$13,003.90	$71.27
7	40.71%	0.56%	35.81%	$13,581.27	$74.44
8	47.75%	0.56%	41.84%	$14,184.28	$77.74
9	55.13%	0.56%	48.14%	$14,814.06	$81.20
10	62.89%	0.56%	54.72%	$15,471.81	$84.80
Total Gain After Fees & Expenses				$5,471.81
Total Annual Fees & Expenses					$681.31

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

80

Hypothetical Fees and Expenses

BofA Government Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.51%	9.35%	$10,934.88	$54.57
3	15.76%	0.51%	14.26%	$11,425.85	$57.02
4	21.55%	0.51%	19.39%	$11,938.88	$59.58
5	27.63%	0.51%	24.75%	$12,474.93	$62.26
6	34.01%	0.51%	30.35%	$13,035.06	$65.05
7	40.71%	0.51%	36.20%	$13,620.33	$67.97
8	47.75%	0.51%	42.32%	$14,231.88	$71.02
9	55.13%	0.51%	48.71%	$14,870.89	$74.21
10	62.89%	0.51%	55.39%	$15,538.60	$77.54
Total Gain After Fees & Expenses				$5,538.60
Total Annual Fees & Expenses					$625.03

BofA Money Market Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.52%	9.34%	$10,933.83	$55.64
3	15.76%	0.52%	14.24%	$11,423.67	$58.13
4	21.55%	0.52%	19.35%	$11,935.45	$60.73
5	27.63%	0.52%	24.70%	$12,470.16	$63.45
6	34.01%	0.52%	30.29%	$13,028.82	$66.30
7	40.71%	0.52%	36.13%	$13,612.51	$69.27
8	47.75%	0.52%	42.22%	$14,222.35	$72.37
9	55.13%	0.52%	48.60%	$14,859.51	$75.61
10	62.89%	0.52%	55.25%	$15,525.22	$79.00
Total Gain After Fees & Expenses				$5,525.22
Total Annual Fees & Expenses					$636.31

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

81

Hypothetical Fees and Expenses

BofA Municipal Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.52%	9.34%	$10,933.83	$55.64
3	15.76%	0.52%	14.24%	$11,423.67	$58.13
4	21.55%	0.52%	19.35%	$11,935.45	$60.73
5	27.63%	0.52%	24.70%	$12,470.16	$63.45
6	34.01%	0.52%	30.29%	$13,028.82	$66.30
7	40.71%	0.52%	36.13%	$13,612.51	$69.27
8	47.75%	0.52%	42.22%	$14,222.35	$72.37
9	55.13%	0.52%	48.60%	$14,859.51	$75.61
10	62.89%	0.52%	55.25%	$15,525.22	$79.00
Total Gain After Fees & Expenses				$5,525.22
Total Annual Fees & Expenses					$636.31

BofA Tax-Exempt Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.52%	9.34%	$10,933.83	$55.64
3	15.76%	0.52%	14.24%	$11,423.67	$58.13
4	21.55%	0.52%	19.35%	$11,935.45	$60.73
5	27.63%	0.52%	24.70%	$12,470.16	$63.45
6	34.01%	0.52%	30.29%	$13,028.82	$66.30
7	40.71%	0.52%	36.13%	$13,612.51	$69.27
8	47.75%	0.52%	42.22%	$14,222.35	$72.37
9	55.13%	0.52%	48.60%	$14,859.51	$75.61
10	62.89%	0.52%	55.25%	$15,525.22	$79.00
Total Gain After Fees & Expenses				$5,525.22
Total Annual Fees & Expenses					$636.31

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

82

Hypothetical Fees and Expenses

BofA Treasury Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.51%	9.35%	$10,934.88	$54.57
3	15.76%	0.51%	14.26%	$11,425.85	$57.02
4	21.55%	0.51%	19.39%	$11,938.88	$59.58
5	27.63%	0.51%	24.75%	$12,474.93	$62.26
6	34.01%	0.51%	30.35%	$13,035.06	$65.05
7	40.71%	0.51%	36.20%	$13,620.33	$67.97
8	47.75%	0.51%	42.32%	$14,231.88	$71.02
9	55.13%	0.51%	48.71%	$14,870.89	$74.21
10	62.89%	0.51%	55.39%	$15,538.60	$77.54
Total Gain After Fees & Expenses				$5,538.60
Total Annual Fees & Expenses					$625.03

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

83

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Funds
Liquidity Class Shares

Prospectus, January 1, 2012

For More Information

You will find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or 800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

© 2011 Bank of America Corporation. All rights reserved. 100 Federal Street, Boston, MA 02110
888.331.0904 www.bofacapital.com

INT-36/191405-0112

BofA Funds

Prospectus

January 1, 2012

Trust Class Shares

■  BofA California Tax-Exempt Reserves (NATXX)

■  BofA Cash Reserves (NRSXX)

■  BofA Government Plus Reserves (CGPXX)

■  BofA Government Reserves (NGOXX)

■  BofA Money Market Reserves (NRTXX)

■  BofA Municipal Reserves (NMSXX)

■  BofA New York Tax-Exempt Reserves (NYRXX)

■  BofA Tax-Exempt Reserves (NTXXX)

■  BofA Treasury Reserves (NTTXX)

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA California Tax-Exempt Reserves	3

BofA Cash Reserves	10

BofA Government Plus Reserves	17

BofA Government Reserves	22

BofA Money Market Reserves	27

BofA Municipal Reserves	34

BofA New York Tax-Exempt Reserves	40

BofA Tax-Exempt Reserves	47

BofA Treasury Reserves	53

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation	58

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies	59

Management of the Funds	61

Primary Service Providers	61

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	63

About Trust Class Shares	64

Description of the Share Class	64

Shareholder Administration Fee	65

Financial Intermediary Compensation	66

Buying, Selling and Exchanging Shares	67

Share Price Determination	67

Transaction Rules and Policies	68

Opening an Account and Placing Orders	71

Distributions and Taxes	73

Financial Highlights	76

Hypothetical Fees and Expenses	85

Icons Guide

  Investment Objective

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Fees and Expenses

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

2

BofA California Tax-Exempt Reserves

Investment Objective

BofA California Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.15%
Shareholder administration fee	0.10%
Other	0.05%
Total annual Fund operating expenses	0.40%
Fee waivers and/or reimbursements(a)(b)	-0.10%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

3

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$118	$214	$495

Remember this is an example only. Your actual costs may be higher or lower.

4

BofA California Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells

5

BofA California Tax-Exempt Reserves

portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as

6

BofA California Tax-Exempt Reserves

well as changes in the state's financial or economic condition and prospects. Since the Fund invests in California municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of issuers of California municipal securities to meet their obligations. California is continuing its efforts to recover from economic recession. However, such efforts have been hampered, including the state's housing market, which continues to adversely affect both the construction industry and the financial sector. In addition, California's unemployment rate continues to remain high, and state revenues are lagging behind budgetary projections. California's Governor and state legislature have taken various actions designed to address these conditions, including, but not limited to, revenue building and reapplication, and spending reduction initiatives. There can be no assurances, however, that the financial condition of California will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to California and its municipalities may affect the ability of California or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about risks specific to California municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

7

BofA California Tax-Exempt Reserves

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

8

BofA California Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Trust Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.86%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.04%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Trust Class Shares	0.04%	1.74%	1.59%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 58 of the prospectus.

9

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.13%
Shareholder administration fee	0.10%
Other	0.03%
Total annual Fund operating expenses	0.38%
Fee waivers and/or reimbursements(a)(b)	-0.08%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

10

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$114	$205	$473

Remember this is an example only. Your actual costs may be higher or lower.

11

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund

12

BofA Cash Reserves

may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage

13

BofA Cash Reserves

Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

14

BofA Cash Reserves

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls or capital repatriation limitation; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

15

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Trust Class shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.42%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.01%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Trust Class Shares	0.03%	2.58%	2.38%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 58 of the prospectus.

16

BofA Government Plus Reserves

Investment Objective

BofA Government Plus Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund's assets)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.16%
Shareholder administration fee	0.10%
Other	0.06%
Total annual Fund operating expenses	0.41%
Fee waivers and/or reimbursements(a)(b)	-0.11%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.16% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

17

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$121	$219	$507

Remember this is an example only. Your actual costs may be higher or lower.

18

BofA Government Plus Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund purchases only first-tier securities that consist of these obligations and repurchase agreements. These obligations may have fixed, floating or variable rates of interest.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In

19

BofA Government Plus Reserves

addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

20

BofA Government Plus Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Trust Class shares of Columbia Government Plus Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2009:	0.37%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	Life of Fund
Trust Class Shares (3/31/08)	0.00%	0.60%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 58 of the prospectus.

21

BofA Government Reserves

Investment Objective

BofA Government Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.11%
Shareholder administration fee	0.10%
Other	0.01%
Total annual Fund operating expenses	0.36%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

22

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$110	$196	$450

Remember this is an example only. Your actual costs may be higher or lower.

23

BofA Government Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These

24

BofA Government Reserves

changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

25

BofA Government Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Trust Class shares of Columbia Government Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.38%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Trust Class Shares	0.00%	2.40%	2.24%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 58 of the prospectus.

26

BofA Money Market Reserves

Investment Objective

BofA Money Market Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.12%
Shareholder administration fee	0.10%
Other	0.02%
Total annual Fund operating expenses	0.37%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

27

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$112	$201	$461

Remember this is an example only. Your actual costs may be higher or lower.

28

BofA Money Market Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund

29

BofA Money Market Reserves

may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage

30

BofA Money Market Reserves

Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

31

BofA Money Market Reserves

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls or capital repatriation limitation; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

32

BofA Money Market Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Trust Class shares of Columbia Money Market Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.41%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.01%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Trust Class Shares	0.03%	2.59%	2.37%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 58 of the prospectus.

33

BofA Municipal Reserves

Investment Objective

BofA Municipal Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.12%
Shareholder administration fee	0.10%
Other	0.02%
Total annual Fund operating expenses	0.37%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

34

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$112	$201	$461

Remember this is an example only. Your actual costs may be higher or lower.

35

BofA Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal

36

BofA Municipal Reserves

operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused

37

BofA Municipal Reserves

by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

38

BofA Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Trust Class shares of Columbia Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.88%
Worst:	1	st quarter 2010:	0.01%

* Year-to-date return as of September 30, 2011: 0.02%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Trust Class Shares	0.06%	1.88%	1.72%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 58 of the prospectus.

39

BofA New York Tax-Exempt Reserves

Investment Objective

BofA New York Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.20%
Shareholder administration fee	0.10%
Other	0.10%
Total annual Fund operating expenses	0.45%
Fee waivers and/or reimbursements(a)(b)	-0.15%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

40

BofA New York Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$129	$237	$552

Remember this is an example only. Your actual costs may be higher or lower.

41

BofA New York Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and New York individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of New York.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells

42

BofA New York Tax-Exempt Reserves

portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic

43

BofA New York Tax-Exempt Reserves

condition and prospects. Since the Fund invests in New York municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of New York and other factors specifically impacting the ability of issuers of New York municipal securities to meet their obligations. The economy of New York State is significantly influenced by the financial health of the City of New York and the surrounding area. As a result, when the City of New York experiences financial difficulty, it has a substantial impact on the financial condition of New York State. Largely due to the fact that the City of New York is the nation's leading center of banking and finance, the recent national and international crises in the financial sectors have had a disproportionate effect on the City, which, in turn, has adversely affected the State's financial condition. New York State is continuing its efforts to recover from economic recession. There can be no assurances, however, that the financial condition of New York will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to New York and its municipalities may affect the ability of New York or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about risks specific to New York municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

44

BofA New York Tax-Exempt Reserves

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

45

BofA New York Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Trust Class shares of Columbia New York Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.87%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.03%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	Life of Fund
Trust Class Shares (2/15/02)	0.03%	1.76%	1.55%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 58 of the prospectus.

46

BofA Tax-Exempt Reserves

Investment Objective

BofA Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.12%
Shareholder administration fee	0.10%
Other	0.02%
Total annual Fund operating expenses	0.37%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

47

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$112	$201	$461

Remember this is an example only. Your actual costs may be higher or lower.

48

BofA Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate

49

BofA Tax-Exempt Reserves

sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on

50

BofA Tax-Exempt Reserves

the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of these securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

51

BofA Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Trust Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.87%
Worst:	1	st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.01%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Trust Class Shares	0.02%	1.80%	1.67%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 58 of the prospectus.

52

BofA Treasury Reserves

Investment Objective

BofA Treasury Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.11%
Shareholder administration fee	0.10%
Other	0.01%
Total annual Fund operating expenses	0.36%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2012. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

53

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$110	$196	$450

Remember this is an example only. Your actual costs may be higher or lower.

54

BofA Treasury Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund's assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash assets held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money

55

BofA Treasury Reserves

market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

■  Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it or the ability of the Fund to realize the par value of the security upon its maturity but may affect the value of the Fund's shares prior to the maturity of those securities owned by the Fund and issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. It historically has not been a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

56

BofA Treasury Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Trust Class shares of Columbia Treasury Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1	st quarter 2001:	1.35%
Worst:	4	th quarter 2010:	0.00%

* Year-to-date return as of September 30, 2011: 0.00%

Average Annual Total Return as of December 31, 2010

	1 year	5 years	10 years
Trust Class Shares	0.00%	2.18%	2.11%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 58 of the prospectus.

57

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day that the Fund is open on the BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723) or by telephone at 888.331.0904. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. The minimum initial investment amount for Trust Class shares is $250,000. There is no minimum additional investment for Trust Class shares.

Tax Information

A Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

58

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies

This section includes additional information about the Funds' investment objectives and certain strategies and policies that the Funds may utilize in pursuit of their investment objectives.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a fund's yield potential. These requirements generally apply at the time an investment is made. The following summarizes a number of the key requirements. The BofA Funds, like all money market funds:

■  generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit a Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing a Fund's Investment Objective and Policies

Each Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves. BofA California Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Municipal Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA New York Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Each Fund's investment objective may be changed without shareholder approval. Certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Each Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed in the Principal Investment Strategies section of this prospectus, as applicable, may be changed by the BofA Funds' Board of Trustees (the Board) without shareholder approval as long as shareholders are

59

Additional Information About the Funds and Their Investment Objectives, Strategies and Policies

given 60 days prior written notice of the change, except that for BofA California Tax-Exempt Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves such 80% investment requirement may only be changed with shareholder approval.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of each Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of a Fund's acquisition of the security or asset.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund's complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning each Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors. Each Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses the BofA Funds may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

60

Management of the Funds

Primary Service Providers

The Advisor, which also serves as the Funds' administrator (the Administrator), and Distributor, both affiliates of Bank of America, currently provide key services to the Funds and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds' portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds' investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recent fiscal year, the amount of aggregate advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15	%*
BofA Cash Reserves	0.15	%*
BofA Government Plus Reserves	0.14	%*
BofA Government Reserves	0.15	%*
BofA Money Market Reserves	0.15	%*
BofA Municipal Reserves	0.15	%*
BofA New York Tax-Exempt Reserves	0.15	%*
BofA Tax-Exempt Reserves	0.15	%*
BofA Treasury Reserves	0.15	%*

*  Except for BofA Government Plus Reserves, the Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. BofA Government Plus Reserves Fund pays an investment advisory fee of 0.18% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with the Advisor is available in the Funds' semi-annual reports to shareholders for the fiscal period ended February 28, 2011.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds' operations, coordination of the Funds' service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund's average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly, as follows:

Annual Administration Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.10	%*
BofA Cash Reserves	0.10	%*
BofA Government Plus Reserves	0.067	%*
BofA Government Reserves	0.10	%*
BofA Money Market Reserves	0.10	%*
BofA Municipal Reserves	0.10	%*
BofA New York Tax-Exempt Reserves	0.10	%*
BofA Tax-Exempt Reserves	0.10	%*
BofA Treasury Reserves	0.10	%*

*  Except for BofA Government Plus Reserves, the Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. BofA Government Plus Reserves Fund pays an administration fee of 0.067% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $125 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates, including the Advisor, may pay commissions,

61

Management of the Funds

distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Funds' transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of a Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is not sufficient to maintain a minimum annualized net yield of 0.00%. These reimbursements are voluntary and may be changed or discontinued by the Distributor or the Advisor at any time.

62

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of their shares;

■  the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

63

About Trust Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Trust Class shares. The Funds also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Trust Class shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Funds' share classes and how to choose among them.

Trust Class Shares
Eligible Investors and Minimum Initial Investments(a)	Trust Class shares are primarily available to certain financial institutions and intermediaries (for their own accounts, and for certain client accounts for which they act as fiduciary, agent, custodian or in a similar capacity), including Bank of America and its affiliates; certain other financial institutions and intermediaries, including financial planners and investment advisors; institutional investors; charitable foundations; endowments; and other BofA Funds in the BofA Funds Family.
The minimum initial investment amount for Trust Class shares is $250,000.

Investment Limits	none

Front-End Sales Charges	none

Contingent Deferred Sales Charges	none

Maximum Distribution and Service Fees	none

Maximum Shareholder Administration Fee	0.10%

(a)  See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor or agent. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

64

About Trust Class Shares

Shareholder Administration Fee

Pursuant to the shareholder administration plan for Trust Class shares adopted by the Board, each Fund pays the Advisor, the Distributor and/or eligible selling and/or servicing agents a shareholder administration fee in addition to the fees it pays the Administrator for overseeing the administrative operations of the Fund. These fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible selling and/or servicing agents for the shareholder administration services they provide. Because the fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder administration fee (as an annual % of average daily net assets) applicable to a Funds' Trust Class shares:

Shareholder Administration Fee

Trust Class	0.10%

The Funds will pay these fees to the Advisor, the Distributor and/or to eligible selling and/or servicing agents for as long as the shareholder administration plan for Trust Class shares continues. The BofA Funds may reduce or discontinue payments at any time.

65

About Trust Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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Buying, Selling and Exchanging Shares

Share Price Determination

The Funds each seek to maintain a constant net asset value of $1.00 per share although the BofA Funds cannot guarantee that any Fund will be able to do so. The price you pay or receive when you buy, sell or exchange shares is a Fund's next determined net asset value (or NAV) per share for a given share class. The BofA Funds calculate the net asset value per share for Trust Class shares of the Funds at the following times each business day (unless a Fund closes early):

■  9:45 a.m., 11:00 a.m. and 12:00 noon Eastern time (BofA Municipal Reserves and BofA Tax-Exempt Reserves).

■  9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time (BofA Government Reserves).

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time (BofA Government Plus Reserves).

■  9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time (BofA Cash Reserves, BofA Money Market Reserves and BofA Treasury Reserves).

■  11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves and BofA New York Tax-Exempt Reserves).

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)

NAV	=	– (Liabilities of the share class)

Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

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Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Funds may refuse any order to buy or exchange shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone, or electronic funds transfer or online. If your order is received in "good form" by the following times on a business day (unless a Fund closes early), you will receive the net asset value per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

■  11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves or BofA New York Tax-Exempt Reserves).

■  12:00 noon Eastern time (BofA Municipal Reserves or BofA Tax-Exempt Reserves).

■  2:30 p.m. Eastern time (BofA Government Reserves).

■  4:00 p.m. Eastern time (BofA Government Plus Reserves).

■  5:00 p.m. Eastern time (BofA Cash Reserves, BofA Money Market Reserves or BofA Treasury Reserves).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Funds each seek to maintain a constant net asset value of $1.00 per share, the BofA Funds cannot guarantee that any Fund will be able to do so.

"Good Form"

A purchase order made by any of the permissible means described below is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee if your address of record or bank account information has been changed within the past 30 days, if you are selling amounts equal to or greater than $100,000, a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner or if the proceeds wire for any

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Buying, Selling and Exchanging Shares

amount is being wired to an account not currently on file or made payable to someone other than the registered owner(s) and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before we will act on instructions received by telephone and routinely record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an

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Buying, Selling and Exchanging Shares

automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. The fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

The BofA Funds reserve the right to change the minimum investment requirements for any Fund. The BofA Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when the BofA Funds believe it is appropriate to do so.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem at any time broker/dealer networked accounts that have account balances of $20 or less.

Excessive Trading Practices

Frequent purchases and sales of fund shares can harm shareholders of certain types of mutual funds in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, the BofA Funds, as money market funds, are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on buy or exchange transactions. The BofA Funds, do, however, reserve the right, but have no obligation, to reject any buy or exchange transaction at any time. In addition, the BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

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Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

The BofA Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, or telephone or online.

Buying Shares

Eligible Investors

Trust Class shares are primarily available to certain financial institutions and intermediaries (for their own accounts, and for certain client accounts for which they act as fiduciary, agent, custodian or in a similar capacity), including Bank of America and its affiliates; certain other financial institutions and intermediaries, including financial planners and investment advisors; institutional investors; charitable foundations; endowments; and other BofA Funds in the BofA Funds Family.

Minimum Initial Investments

The minimum initial investment for Trust Class shares is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy or hold Trust Class shares.

Minimum Additional Investments

There is no minimum additional investment for Trust Class shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Automatic Investment of Dividends

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund. Call the BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Trust Class shares of the Funds by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases by a Fedwire, the BofA Funds must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Funds close early). If the BofA Funds receive payment after this time, generally we will cancel the order and return any payment received for cancelled orders. If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Trust Class shares of the Funds by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■  You buy Trust Class shares at net asset value per share.

■  Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form."

■  The Funds reserve the right to cancel your order if the Transfer Agent does not receive payment within three business days of receiving your buy order. The Transfer Agent will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■  The Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

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Buying, Selling and Exchanging Shares

Wire Redemptions

You may request that your Trust Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in "good form" prior to the close of daily trading in fund shares.

Electronic Funds Transfer

You may sell Trust Class shares of the Funds and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Checkwriting Service

Shareholders of BofA Government Reserves, BofA Government Plus Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves can sell your shares and withdraw money from the Funds using the BofA Funds' free checkwriting service. Contact BofA Funds at 888.331.0904 for individual investors, 800.353.0828 for institutional investors or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial redemptions; you cannot use a check to make a full redemption of the shares you hold in a Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund's custodian receives the check for payment. The BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you sell your shares through a selling agent, the Transfer Agent will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  No interest will be paid on uncashed redemption checks.

■  The BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■  Also keep in mind the BofA Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Funds to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any BofA Fund; some exceptions apply.

■  The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■  Exchanges are made at net asset value.

■  You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■  You generally may make an exchange only into a BofA Fund that is accepting investments.

■  The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

72

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years. However, the Funds do not generally expect to have material amounts of such carryforwards.

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Distributions and Taxes

Taxes and Your Investment

The Funds will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. Each Fund expects that distributions will consist primarily of ordinary income, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves, which expect that distributions will consist primarily of exempt-interest dividends. In addition, you should be aware of the following:

■  Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and, consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■  For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Funds' ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to a Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  For taxable years beginning on or before December 31, 2012, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%.

■  As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■  Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal

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Distributions and Taxes

Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

75

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. On December 31, 2009, pursuant to a reorganization, each Fund acquired all assets and assumed all liabilities of its predecessor fund, which was a series of Columbia Funds Series Trust. The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of each Fund's predecessor fund and class.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Funds' financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves – Trust Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.001	0.0005	0.0090	0.0232	0.0330
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	(0.0005)	(0.0090)	(0.0232)	(0.0330)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(d)(e)	0.06%	0.05%	0.90%	2.35%	3.35%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(f)	0.28%	0.30%	0.34%	0.30%	0.30%
Waiver/Reimbursement	0.12%	0.08%	0.05%	0.05%	0.06%
Net Investment Income(f)	0.02%	0.05%	0.96%	2.23%	3.30%
Net Assets, End of Period (000s)	$381,369	$311,692	$585,899	$761,991	$525,007

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia California Tax-Exempt Reserves was renamed BofA California Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia California Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia California Tax-Exempt Reserves.

(d)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

76

Financial Highlights

BofA Cash Reserves – Trust Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	(e)	0.01		0.04		0.05
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(d)	—	(e)	—	(e)	—	(e)	— (e)
Total from Investment Operations	—	(d)	—	(e)	0.01		0.04		0.05
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(e)	(0.01)		(0.04)		(0.05)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(f)(g)	0.02%		0.04%		1.03	%(h)	3.62	%(h)	5.19%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(i)	0.29%		0.30%		0.36%		0.30%		0.30%
Waiver/Reimbursement	0.09%		0.08%		0.05%		0.05%		0.06%
Net Investment Income(i)	0.02%		0.04%		1.14%		3.72%		5.07%
Net Assets, End of Period (000s)	$754,638		$946,914		$934,916		$1,721,466		$2,737,087

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to two decimal places.

(b)  On May 1, 2010, Columbia Cash Reserves was renamed BofA Cash Reserves.

(c)  On December 31, 2009, Columbia Cash Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Cash Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.21)% and 2.63%, respectively.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

77

Financial Highlights

BofA Government Plus Reserves – Trust Class Shares

	Year Ended August 31, 2011		Year Ended August 31, 2010(a)(b)		Year Ended August 31, 2009	Period Ended August 31, 2008(c)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—		—	(d)	0.007	0.009
Less Distributions to Shareholders:
From Net Investment Income	—		—	(d)	(0.007)	(0.009)
Increase from Contribution from Advisor	—	(d)	—		—	—
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00
Total Return(e)(f)	0.00	%(g)	0.00	%(h)	0.71%	0.94	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(j)	0.19%		0.21%		0.30%	0.30	%(k)
Waiver/Reimbursement	0.22%		0.17%		0.08%	0.10	%(k)
Net Investment Income(j)	—		—	%(h)	0.62%	2.22	%(k)
Net Assets, End of Period (000s)	$82,047		$108,968		$216,878	$219,620

(a)  On May 1, 2010, Columbia Government Plus Reserves was renamed BofA Government Plus Reserves.

(b)  On December 31, 2009, Columbia Government Plus Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Government Plus Reserves.

(c)  Trust Class Shares commenced operations on March 31, 2008.

(d)  Rounds to less than $0.001 per share.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(h)  Rounds to less than 0.01%.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

78

Financial Highlights

BofA Government Reserves – Trust Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—		0.0061	0.0324		0.0498
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(e)	(0.0061)	(0.0324)		(0.0498)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return(f)(g)	0.00	%(h)	0.00	%(h)	0.61%	3.29	%(i)	5.10%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(j)	0.15%		0.16%		0.29%	0.30%		0.30%
Waiver/Reimbursement	0.21%		0.20%		0.06%	0.05%		0.06%
Net Investment Income(j)	—	%(h)	—		0.56%	2.44	%(i)	4.98%
Net Assets, End of Period (000s)	$1,809,236		$1,575,967		$2,678,358	$1,948,302		$207,516

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Government Reserves was renamed BofA Government Reserves.

(c)  On December 31, 2009, Columbia Government Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Government Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Rounds to less than 0.01%.

(i)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

79

Financial Highlights

BofA Money Market Reserves – Trust Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)		Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	(e)	0.01		0.04		0.05
Net Realized and Unrealized Gain (Loss) on Investments and Capital Support Agreement	—	(d)	—	(e)	—	(e)	—	(e)	— (e)
Total from Investment Operations	—	(d)	—	(e)	0.01		0.04		0.05
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	—	(e)	(0.01)		(0.04)		(0.05)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(f)(g)	0.02%		0.03%		1.03	%(h)	3.66	%(i)(j)	5.20%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(k)	0.29%		0.30%		0.34%		0.30%		0.30%
Waiver/Reimbursement	0.08%		0.07%		0.05%		0.05%		0.06%
Net Investment Income(k)	0.02%		0.03%		1.02%		3.40	%(j)	5.08%
Net Assets, End of Period (000s)	$111,876		$87,924		$179,509		$162,859		$64,747

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to two decimal places.

(b)  On May 1, 2010, Columbia Money Market Reserves was renamed BofA Money Market Reserves.

(c)  On December 31, 2009, Columbia Money Market Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Money Market Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Had an affiliate of the investment advisor not provided capital support, total return would have been 0.14%.

(i)  The reimbursements from affiliates of the investment advisor for realized losses on securities and capital support had no impact to total return.

(j)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

80

Financial Highlights

BofA Municipal Reserves – Trust Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	— (d)	0.0009	0.0115	0.0256	0.0341
Less Distributions to Shareholders:
From Net Investment Income	— (d)	(0.0009)	(0.0115)	(0.0256)	(0.0341)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(e)(f)	0.05%	0.09%	1.15%	2.59%	3.46%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(g)	0.29%	0.30%	0.33%	0.30%	0.30%
Waiver/Reimbursement	0.08%	0.06%	0.05%	0.05%	0.06%
Net Investment Income(g)	0.05%	0.09%	1.09%	2.55%	3.40%
Net Assets, End of Period (000s)	$551,600	$351,866	$456,691	$425,627	$419,275

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Municipal Reserves was renamed BofA Municipal Reserves.

(c)  On December 31, 2009, Columbia Municipal Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Municipal Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

81

Financial Highlights

BofA New York Tax-Exempt Reserves – Trust Class Shares

	Year Ended August 31, 2011(a)	Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	— (d)	0.0003	0.0094	0.0235		0.0336
Less Distributions to Shareholders:
From Net Investment Income	— (d)	(0.0003)	(0.0094)	(0.0235)		(0.0336)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(e)(f)	0.05%	0.03%	0.95%	2.38	%(g)	3.41%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(h)	0.29%	0.29%	0.34%	0.30%		0.30%
Waiver/Reimbursement	0.16%	0.10%	0.07%	0.08%		0.11%
Net Investment Income(h)	0.05%	0.03%	0.93%	1.72	%(g)	3.36%
Net Assets, End of Period (000s)	$294,169	$391,472	$645,197	$730,700		$40,066

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia New York Tax-Exempt Reserves was renamed BofA New York Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia New York Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia New York Tax-Exempt Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

82

Financial Highlights

BofA Tax-Exempt Reserves – Trust Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	0.0004	0.0103	0.0244		0.0337
Net Realized Gain on Investments	—	(d)	— (e)	— (e)	—	(e)	— (e)
Total from Investment Operations	—	(d)	0.0004	0.0103	0.0244		0.0337
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	(0.0004)	(0.0103)	(0.0244)		(0.0337)
Net Realized Gain on Investments	—	(d)	—	—	—		—
Total from Investment Operations	—	(d)	(0.0004)	(0.0103)	(0.0244)		(0.0337)
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00		$1.00
Total Return(f)(g)	0.02%		0.04%	1.04%	2.47	%(h)	3.42%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(i)	0.28%		0.30%	0.33%	0.30%		0.30%
Waiver/Reimbursement	0.09%		0.07%	0.05%	0.06%		0.06%
Net Investment Income(i)	0.02%		0.04%	1.05%	2.24	%(h)	3.37%
Net Assets, End of Period (000s)	$3,058,369		$3,374,811	$5,587,196	$6,686,234		$3,230,990

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Tax-Exempt Reserves was renamed BofA Tax-Exempt Reserves.

(c)  On December 31, 2009, Columbia Tax-Exempt Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Tax-Exempt Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Rounds to less than $0.0001 per share.

(f)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The relationship of the class' net investment income ratio to total return may be affected by changes in the class' relative net assets during the fiscal period.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

83

Financial Highlights

BofA Treasury Reserves – Trust Class Shares

	Year Ended August 31, 2011(a)		Year Ended August 31, 2010(b)(c)	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(d)	—	0.0015	0.0272	0.0493
Less Distributions to Shareholders:
From Net Investment Income	—		—	(0.0015)	(0.0272)	(0.0493)
Increase from Contribution from Advisor	—	(d)	—	—	—	—
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(e)(f)	0.00	%(g)	0.00%	0.15%	2.75%	5.04%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(h)	0.15%		0.17%	0.27%	0.30%	0.30%
Waiver/Reimbursement	0.21%		0.19%	0.08%	0.05%	0.06%
Net Investment Income(h)	—	%(i)	—	0.13%	2.62%	4.92%
Net Assets, End of Period (000s)	$478,302		$469,327	$857,336	$964,875	$706,054

(a)  For fiscal periods prior to August 31, 2011, the Fund disclosed its per share amounts out to four decimal places.

(b)  On May 1, 2010, Columbia Treasury Reserves was renamed BofA Treasury Reserves.

(c)  On December 31, 2009, Columbia Treasury Reserves, a Portfolio of Columbia Funds Series Trust, was reorganized into a newly formed series of BofA Funds Series Trust, which was also named Columbia Treasury Reserves.

(d)  Rounds to less than $0.001 per share.

(e)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

84

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Trust Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA California Tax-Exempt Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.40%	9.52%	$10,951.62	$42.84
3	15.76%	0.40%	14.55%	$11,455.39	$44.81
4	21.55%	0.40%	19.82%	$11,982.34	$46.88
5	27.63%	0.40%	25.34%	$12,533.53	$49.03
6	34.01%	0.40%	31.10%	$13,110.07	$51.29
7	40.71%	0.40%	37.13%	$13,713.14	$53.65
8	47.75%	0.40%	43.44%	$14,343.94	$56.11
9	55.13%	0.40%	50.04%	$15,003.76	$58.70
10	62.89%	0.40%	56.94%	$15,693.93	$61.40
Total Gain After Fees & Expenses				$5,693.93
Total Annual Fees & Expenses					$495.42

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

85

Hypothetical Fees and Expenses

BofA Cash Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.38%	9.54%	$10,953.71	$40.71
3	15.76%	0.38%	14.60%	$11,459.78	$42.59
4	21.55%	0.38%	19.89%	$11,989.22	$44.55
5	27.63%	0.38%	25.43%	$12,543.12	$46.61
6	34.01%	0.38%	31.23%	$13,122.61	$48.76
7	40.71%	0.38%	37.29%	$13,728.88	$51.02
8	47.75%	0.38%	43.63%	$14,363.15	$53.37
9	55.13%	0.38%	50.27%	$15,026.73	$55.84
10	62.89%	0.38%	57.21%	$15,720.96	$58.42
Total Gain After Fees & Expenses				$5,720.96
Total Annual Fees & Expenses					$472.58

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Plus Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.41%	9.51%	$10,950.57	$43.91
3	15.76%	0.41%	14.53%	$11,453.20	$45.93
4	21.55%	0.41%	19.79%	$11,978.91	$48.04
5	27.63%	0.41%	25.29%	$12,528.74	$50.24
6	34.01%	0.41%	31.04%	$13,103.81	$52.55
7	40.71%	0.41%	37.05%	$13,705.27	$54.96
8	47.75%	0.41%	43.34%	$14,334.34	$57.48
9	55.13%	0.41%	49.92%	$14,992.29	$60.12
10	62.89%	0.41%	56.80%	$15,680.44	$62.88
Total Gain After Fees & Expenses				$5,680.44
Total Annual Fees & Expenses					$506.82

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

86

Hypothetical Fees and Expenses

BofA Government Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.36%	9.56%	$10,955.81	$38.57
3	15.76%	0.36%	14.64%	$11,464.16	$40.36
4	21.55%	0.36%	19.96%	$11,996.09	$42.23
5	27.63%	0.36%	25.53%	$12,552.71	$44.19
6	34.01%	0.36%	31.35%	$13,135.16	$46.24
7	40.71%	0.36%	37.45%	$13,744.63	$48.38
8	47.75%	0.36%	43.82%	$14,382.38	$50.63
9	55.13%	0.36%	50.50%	$15,049.72	$52.98
10	62.89%	0.36%	57.48%	$15,748.03	$55.44
Total Gain After Fees & Expenses				$5,748.03
Total Annual Fees & Expenses					$449.73

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Money Market Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.37%	9.55%	$10,954.76	$39.64
3	15.76%	0.37%	14.62%	$11,461.97	$41.47
4	21.55%	0.37%	19.93%	$11,992.66	$43.39
5	27.63%	0.37%	25.48%	$12,547.92	$45.40
6	34.01%	0.37%	31.29%	$13,128.88	$47.50
7	40.71%	0.37%	37.37%	$13,736.75	$49.70
8	47.75%	0.37%	43.73%	$14,372.76	$52.00
9	55.13%	0.37%	50.38%	$15,038.22	$54.41
10	62.89%	0.37%	57.34%	$15,734.49	$56.93
Total Gain After Fees & Expenses				$5,734.49
Total Annual Fees & Expenses					$461.15

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

87

Hypothetical Fees and Expenses

BofA Municipal Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.37%	9.55%	$10,954.76	$39.64
3	15.76%	0.37%	14.62%	$11,461.97	$41.47
4	21.55%	0.37%	19.93%	$11,992.66	$43.39
5	27.63%	0.37%	25.48%	$12,547.92	$45.40
6	34.01%	0.37%	31.29%	$13,128.88	$47.50
7	40.71%	0.37%	37.37%	$13,736.75	$49.70
8	47.75%	0.37%	43.73%	$14,372.76	$52.00
9	55.13%	0.37%	50.38%	$15,038.22	$54.41
10	62.89%	0.37%	57.34%	$15,734.49	$56.93
Total Gain After Fees & Expenses				$5,734.49
Total Annual Fees & Expenses					$461.15

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA New York Tax-Exempt Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.45%	9.46%	$10,946.39	$48.19
3	15.76%	0.45%	14.44%	$11,444.45	$50.38
4	21.55%	0.45%	19.65%	$11,965.17	$52.67
5	27.63%	0.45%	25.10%	$12,509.58	$55.07
6	34.01%	0.45%	30.79%	$13,078.77	$57.57
7	40.71%	0.45%	36.74%	$13,673.85	$60.19
8	47.75%	0.45%	42.96%	$14,296.01	$62.93
9	55.13%	0.45%	49.46%	$14,946.48	$65.80
10	62.89%	0.45%	56.27%	$15,626.55	$68.79
Total Gain After Fees & Expenses				$5,626.55
Total Annual Fees & Expenses					$552.30

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

88

Hypothetical Fees and Expenses

BofA Tax-Exempt Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.37%	9.55%	$10,954.76	$39.64
3	15.76%	0.37%	14.62%	$11,461.97	$41.47
4	21.55%	0.37%	19.93%	$11,992.66	$43.39
5	27.63%	0.37%	25.48%	$12,547.92	$45.40
6	34.01%	0.37%	31.29%	$13,128.88	$47.50
7	40.71%	0.37%	37.37%	$13,736.75	$49.70
8	47.75%	0.37%	43.73%	$14,372.76	$52.00
9	55.13%	0.37%	50.38%	$15,038.22	$54.41
10	62.89%	0.37%	57.34%	$15,734.49	$56.93
Total Gain After Fees & Expenses				$5,734.49
Total Annual Fees & Expenses					$461.15

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Treasury Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.36%	9.56%	$10,955.81	$38.57
3	15.76%	0.36%	14.64%	$11,464.16	$40.36
4	21.55%	0.36%	19.96%	$11,996.09	$42.23
5	27.63%	0.36%	25.53%	$12,552.71	$44.19
6	34.01%	0.36%	31.35%	$13,135.16	$46.24
7	40.71%	0.36%	37.45%	$13,744.63	$48.38
8	47.75%	0.36%	43.82%	$14,382.38	$50.63
9	55.13%	0.36%	50.50%	$15,049.72	$52.98
10	62.89%	0.36%	57.48%	$15,748.03	$55.44
Total Gain After Fees & Expenses				$5,748.03
Total Annual Fees & Expenses					$449.73

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

89

Notes

90

Notes

91

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Funds

Trust Class Shares

Prospectus, January 1, 2012

For More Information

You will find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or 800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

© 2011 Bank of America Corporation. All rights reserved. 100 Federal Street, Boston, MA 02110
888.331.0904 www.bofacapital.com

INT-36/191406-0112

BofA FUNDS SERIES TRUST

STATEMENT OF ADDITIONAL INFORMATION
January 1, 2012

Fund

BofA California Tax-Exempt Reserves

Adviser Class Shares: NARXX	Capital Class Shares: NCAXX	Daily Class Shares: NADXX

Institutional Class Shares: NCTXX	Investor Class Shares: CFTXX	Liquidity Class Shares: CCLXX

Trust Class Shares: NATXX

BofA Cash Reserves

Adviser Class Shares: NCRXX	Capital Class Shares: CPMXX	Daily Class Shares: NSHXX

Institutional Capital Shares: BOIXX	Institutional Class Shares: NCIXX	Investor Class Shares: PCMXX

Investor II Class Shares: NPRXX	Liquidity Class Shares: NCLXX	Marsico Shares: NMOXX

Trust Class Shares: NRSXX

BofA Connecticut Municipal Reserves

Capital Class Shares: BOCXX	Investor Class Shares: BONXX

BofA Government Plus Reserves

Adviser Class Shares: GGCXX	Capital Class Shares: GIGXX	Daily Class Shares: BOTXX

Institutional Capital Shares: CVTXX	Institutional Class Shares: CVIXX	Investor Class Shares: BOPXX

Investor II Class Shares: BOGXX	Liquidity Class Shares: CLQXX	Trust Class Shares: CGPXX

BofA Government Reserves

Adviser Class Shares: NGRXX	Capital Class Shares: CGCXX	Daily Class Shares: NRDXX

Institutional Capital Shares: CGGXX	Institutional Class Shares: NVIXX	Investor Class Shares: PGHXX

Investor II Class Shares: NGAXX	Liquidity Class Shares: NGLXX	Trust Class Shares: NGOXX

BofA Massachusetts Municipal Reserves

Capital Class Shares: BOMXX	Investor Class Shares: BOSXX

BofA Money Market Reserves

Adviser Class Shares: NRAXX	Capital Class Shares: NMCXX	Institutional Capital Shares: CVGXX

Institutional Class Shares: NRIXX	Liquidity Class Shares: NRLXX	Trust Class Shares: NRTXX

BofA Municipal Reserves

Adviser Class Shares: NMRXX	Capital Class Shares: CAFXX	Daily Class Shares: NMDXX

Institutional Capital Shares: BORXX	Institutional Class Shares: NMIXX	Investor Class Shares: PHPXX

Liquidity Class Shares: NMLXX	Trust Class Shares: NMSXX

BofA New York Tax-Exempt Reserves

Capital Class Shares: NNYXX	Institutional Class Shares: NYIXX	Investor Class Shares: BOYXX

Trust Class Shares: NYRXX

BofA Tax-Exempt Reserves

Adviser Class Shares: NTAXX	Capital Class Shares: NRCXX	Daily Class Shares: NEDXX

Institutional Capital Shares: CXGXX	Institutional Class Shares: NEIXX	Investor Class Shares: NECXX

Liquidity Class Shares: NELXX	Trust Class Shares: NTXXX

BofA Treasury Reserves

Adviser Class Shares: NTRXX	Capital Class Shares: CPLXX	Daily Class Shares: NDLXX

Institutional Capital Shares: BOUXX	Institutional Class Shares: NTIXX	Investor Class Shares: PHGXX

Investor II Class Shares: NTSXX	Liquidity Class Shares: NTLXX	Trust Class Shares: NTTXX

This SAI is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds' prospectuses dated January 1, 2012. The most recent annual reports for the Funds, which include the Funds' audited financial statements dated August 31, 2011, are incorporated by reference into this SAI.

Copies of the Funds' current prospectuses and annual and semi-annual reports may be obtained without charge by writing Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723, by calling BofA Funds at 888.331.0904 or by visiting the BofA Funds' website at www.bofacapital.com.

INT-39/191706-0112

SAI PRIMER	2

ABOUT THE TRUST	5

ABOUT THE FUNDS' INVESTMENTS	6

Certain Investment Activity Limits	6

Fundamental and Non-Fundamental Investment Policies	6

Permissible Investments and Related Risks	8

Financial Services Industry Exposure	22

Borrowings	23

Credit and Liquidity Enhancements	23

Disclosure of Portfolio Information	23

INVESTMENT ADVISORY AND OTHER SERVICES	26

The Advisor and Investment Advisory Services	26

The Administrator	27

Pricing and Bookkeeping Services	29

The Principal Underwriter/Distributor	30

Other Roles and Relationships of Bank of America and its

Affiliates—Certain Conflicts of Interest	31

Certain Legal Matters	34

Other Services Provided	34

Distribution Plans	35

Expense Limitations	41

Code of Ethics	43

Proxy Voting Policies and Procedures	43

Expenses Paid by Third Parties	44

FUND GOVERNANCE	45

The Board	45

The Officers	52

BROKERAGE ALLOCATION AND OTHER PRACTICES	54

General Brokerage Policy, Brokerage Transactions and Broker Selection	54

Brokerage Commissions	55

Directed Brokerage	55

Securities of Regular Broker/Dealers	56

Additional Shareholder Servicing Payments	56

Additional Financial Intermediary Payments	58

CAPITAL STOCK AND OTHER SECURITIES	60

Description of the Trust's Shares	60

PURCHASE, REDEMPTION AND PRICING OF SHARES	62

Purchase and Redemption	62

Offering Price	63

TAXATION	64

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	77

APPENDIX A—DESCRIPTIONS OF SECURITIES RATINGS	A-1

APPENDIX B—PROXY VOTING POLICIES AND PROCEDURES	B-1

APPENDIX C—DESCRIPTION OF CERTAIN STATE CONDITIONS AND FACTORS	C-1

1

SAI PRIMER

The SAI is a part of the Funds' registration statement that is filed with the SEC. The registration statement includes the Funds' prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.bofacapital.com, or by accessing the SEC's website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds' prospectuses. The SAI expands discussions of certain matters described in the Funds' prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•  the organization of the Trust;

•  the Funds' investments;

•  the Funds' investment advisor and other service providers, including roles and relationships of Bank of America and its affiliates, and potential conflicts of interest;

•  the governance of the Funds;

•  the Funds' brokerage practices;

•  the share classes offered by the Funds;

•  the purchase, redemption and pricing of Fund shares; and

•  the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	BofA Advisors, LLC

Advisor	BofA Advisors, LLC

BANA	Bank of America, N.A.

Bank of America	Bank of America Corporation

Board	The Trust's Board of Trustees

BofA Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by the Distributor, as that term is defined under Item 17 of Form N-1A

BofA Funds or BofA Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by the Distributor

California Tax-Exempt Reserves	BofA California Tax-Exempt Reserves

Cash Reserves	BofA Cash Reserves

2

Glossary

CFST Predecessor Funds	Columbia California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Connecticut Municipal Reserves, Columbia Government Plus Reserves, Columbia Government Reserves, Columbia Massachusetts Municipal Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves, Columbia New York Tax-Exempt Reserves, Columbia Tax-Exempt Reserves and Columbia Treasury Reserves, all of which were series of Columbia Funds Series Trust

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Code of Ethics	The code of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by Columbia Management Investment Advisers, LLC or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc., and prior to January 1, 2010 included the CFST Predecessor Funds

Connecticut Municipal Reserves	BofA Connecticut Municipal Reserves

Custodian or State Street	State Street Bank and Trust Company

Distributor	BofA Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds' shares

FDIC	Federal Deposit Insurance Corporation

FHLMC	The Federal Home Loan Mortgage Corporation

Fitch	Fitch, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

GNMA	Government National Mortgage Association

Government Plus Reserves	BofA Government Plus Reserves

Government Reserves	BofA Government Reserves

Interested Trustee	A Trustee of the Board who is an "interested person" (as defined in the 1940 Act) of the Funds

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Massachusetts Municipal Reserves	BofA Massachusetts Municipal Reserves

Merrill Lynch	Merrill Lynch & Co., Inc.

MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Incorporated

Money Market Reserves	BofA Money Market Reserves

Moody's	Moody's Investors Service, Inc.

Municipal Reserves	BofA Municipal Reserves

NASDAQ	National Association of Securities Dealers Automated Quotations system

3

Glossary

New York Tax-Exempt Reserves	BofA New York Tax-Exempt Reserves

Non-Interested Trustee	A Trustee of the Board who is not a "interested person" (as defined in the 1940 Act) of the Funds

NRSRO	Nationally recognized statistical ratings organization (such as Moody's, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

REIT	Real estate investment trust

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The BofA Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the BofA Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the broker/dealers, banks or other financial institutions that have entered into a sales support agreement with the Distributor

Servicing Agent(s)	One or more of the broker/dealers, banks or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Tax-Exempt Reserves	BofA Tax-Exempt Reserves

Transfer Agency Agreement	The transfer, dividend disbursing and shareholders' servicing agent agreement between the Trust, on behalf of the Funds, and Boston Financial Data Services, Inc.

Transfer Agent	Boston Financial Data Services, Inc.

Treasury Reserves	BofA Treasury Reserves

The Trust or BFST	BofA Funds Series Trust, the registered investment company in the BofA Funds Family to which this SAI relates

Trustee(s)	One or more of the Board's Trustees

4

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on November 19, 2009. On December 31, 2009 (the Reorganization Date), each of California Tax-Exempt Reserves, Cash Reserves, Connecticut Municipal Reserves, Government Reserves, Government Plus Reserves, Massachusetts Municipal Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves and Treasury Reserves acquired all assets and assumed all liabilities of, respectively, its corresponding CFST Predecessor Fund. For periods prior to and including December 31, 2009, the performance and financial information shown for each Fund is the performance and financial information of the corresponding CFST Predecessor Fund.

On or about May 1, 2010, the respective names of the BofA Funds were changed as follows: Columbia California Tax-Exempt Reserves to BofA California Tax-Exempt Reserves, Columbia Cash Reserves to BofA Cash Reserves, Columbia Connecticut Municipal Reserves to BofA Connecticut Municipal Reserves, Columbia Government Plus Reserves to BofA Government Plus Reserves, Columbia Government Reserves to BofA Government Reserves, Columbia Massachusetts Municipal Reserves to BofA Massachusetts Municipal Reserves, Columbia Money Market Reserves to BofA Money Market Reserves, Columbia Municipal Reserves to BofA Municipal Reserves, Columbia New York Tax-Exempt Reserves to BofA New York Tax-Exempt Reserves, Columbia Tax-Exempt Reserves to BofA Tax-Exempt Reserves and Columbia Treasury Reserves to BofA Treasury Reserves.

Columbia Funds Series Trust (CFST), of which each CFST Predecessor Fund was a series (the CFST Predecessor Trust), was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the CFST Predecessor Trust changed its name from Nations Funds Trust to CFST.

On or about that same day, the names of certain of the CFST Predecessor Funds were changed as follows: Nations California Tax-Exempt Reserves to Columbia California Tax-Exempt Reserves, Nations Cash Reserves to Columbia Cash Reserves, Nations Government Reserves to Columbia Government Reserves, Nations Money Market Reserves to Columbia Money Market Reserves, Nations Municipal Reserves to Columbia Municipal Reserves, Nations New York Tax-Exempt Reserves to Columbia New York Tax-Exempt Reserves, Nations Tax-Exempt Reserves to Columbia Tax-Exempt Reserves, Nations Treasury Reserves to Columbia Treasury Reserves.

Prior to November 21, 2005 (the Government Plus Reorganization Date), Government Plus Reserves was organized as a series of the Galaxy Fund, a Massachusetts business trust (the Predecessor Trust). Prior to November 23, 2005 (the Reorganization Date), Connecticut Municipal Reserves and Massachusetts Municipal Reserves were organized as series of the Predecessor Trust. The chart below indicates the series of the Predecessor Trust (the Predecessor Funds) that are the accounting survivors of the BofA Funds, as rebranded.

Fund	Predecessor Fund(s)
Connecticut Municipal Reserves	Galaxy Connecticut Municipal Money Market Fund

Massachusetts Municipal Reserves	Galaxy Massachusetts Municipal Money Market Fund

Government Plus Reserves	Galaxy Institutional Government Money Market Fund

Galaxy Government Money Market Fund

Each of the BofA Funds in the Trust represents a separate series of the Trust and, except for California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, is an open-end diversified management investment company. Each of California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves is an open-end, non-diversified management investment company. Each of the Funds has a fiscal year end of August 31st.

5

ABOUT THE FUNDS' INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund's total assets) and related principal investment risks for each Fund are discussed in each Fund's prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund's activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds' prospectuses. A fundamental policy may only be changed with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund's acquisition of such security or asset. Accordingly, a Fund's actual portfolio holdings may, from time to time, exceed such percentage limitations or standards. Borrowings and other instruments that may give rise to leverage are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

1.  Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies.

2.  Each Fund may not purchase or sell real estate, except each Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3.  Each Fund may not purchase or sell commodities, except that each Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

4.  Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; (ii) with respect to Cash Reserves and Money Market Reserves, there is no limitation with respect to U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks; and (iii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

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5.  Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6.  Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7.  Each Fund, except California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.  Under normal circumstances,

•  Municipal Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

•  Tax-Exempt Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

•  California Tax-Exempt Reserves and New York Tax-Exempt Reserves will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax and such state's individual income tax.

•  Massachusetts Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal regular income tax and Massachusetts individual income tax ("Massachusetts Municipal Securities").

•  Connecticut Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other governmental issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates.

Non-Fundamental Investment Policies

1.  The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.  Each Fund may not invest more than 5% of its net assets in illiquid securities. Each Fund may acquire illiquid securities in a reorganization transaction involving another registered investment company, provided such transaction does not result in a material increase in the percentage of its assets that is illiquid.

3.  The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.  California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves may not purchase securities of any one issuer (other than U.S. Government obligations and securities of other investment companies) if, immediately following such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

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5.  To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days' notice of any change to a Fund's investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Permissible Investments and Related Risks

Each Fund's prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for each Fund certain types of securities in which it is permitted to invest, including certain types of securities that are described in each Fund's prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security described in this SAI). To the extent that a type of security identified below for a Fund is not described in a Fund's prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund's total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund's investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies. Given that the Funds are each money market funds, each Fund's investments in securities are subject to the limitations set forth in Rule 2a-7 under the 1940 Act.

Temporary Defensive Positions

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors. A Fund may temporarily hold cash or cash equivalents while it is investing defensively. Each Fund may not achieve its investment objective while it is investing defensively.

Permissible Fund Investments

Investment Type	California Tax-Exempt Reserves	Cash Reserves	Connecticut Municipal Reserves	Government Reserves	Government Plus Reserves	Massachusetts Municipal Reserves	Money Market Reserves	Municipal Reserves	New York Tax-Exempt Reserves	Tax-Exempt Reserves	Treasury Reserves
Asset-Backed Securities		✓					✓
Bank Obligations (Domestic and Foreign)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Derivatives	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities		✓					✓
Guaranteed Investment Contracts (Funding Agreements)	✓	✓	✓			✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

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Investment Type	California Tax-Exempt Reserves	Cash Reserves	Connecticut Municipal Reserves	Government Reserves	Government Plus Reserves	Massachusetts Municipal Reserves	Money Market Reserves	Municipal Reserves	New York Tax-Exempt Reserves	Tax-Exempt Reserves	Treasury Reserves
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities		✓		✓	✓		✓
Municipal Securities	✓	✓	✓			✓	✓	✓	✓	✓
Participation Interests	✓	✓	✓			✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Stripped Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans, or securities, backed by these types of loans and others such as mortgage loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments—Variable- and Floating-Rate Obligations for more information. One example of an asset-backed security is a structured investment vehicle (SIV). A SIV is an investment vehicle which buys high rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

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Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit Risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, banker's acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments—Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers' acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.

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The category also includes bank loans, as well as assignments, participation and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade, may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments—Variable- and Floating-Rate Obligations for more information. At the time of purchase, a Fund, as a money market fund, generally invests in high quality corporate debt securities that have received a rating in one of the two highest short-term rating categories from at least two NRSROs. However, a Fund may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. Like all Fund investments, a Fund may purchase unrated instruments only if they are purchased in accordance with Rule 2a-7 under the 1940 Act as well as the Funds' procedures for complying with Rule 2a-7. In the event that a portfolio security of a Fund is subject to a credit rating downgrade, the Advisor and the Board consider all circumstances deemed relevant in determining whether to continue to hold the security.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes' maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN's credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or "derived" from) traditional securities (such as a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the Barclays Capital 1 Year Municipal Bond Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund, as applicable, may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

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A Fund's use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

Subject to the limitations of Rule 2a-7 under the 1940 Act, a Fund, as a money market fund, may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as "structured products," are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund's return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value)

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of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity- and Currency- and Linked Securities. "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in "linked" securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

Foreign Securities

As money market funds, Cash Reserves' and Money Market Reserves' investments in foreign securities may include U.S. dollar denominated high quality, short-term debt obligations of foreign issuers. Foreign securities include securities that the Advisor determines are "foreign" based on the consideration of an issuer's domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments—Variable- and Floating-Rate Obligations for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

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Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund's return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Rule 2a-7 defines an illiquid security as a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by a Fund. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities. Consistent with Rule 2a-7 requirements, each Fund has adopted a non-fundamental policy that provides that the Fund may not invest more than 5% of its net assets in illiquid securities. Each Fund's compliance with this policy is determined at the time of acquisition of a security. General market or financial conditions, or factors specific to one or more issuers, industries, sectors or categories of securities, may result in securities that were liquid when acquired becoming illiquid securities and vice versa and in a Fund exceeding the percentage limitation described above.

Pursuant to Rule 2a-7, a Fund must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the 1940 Act. In addition, each Fund is required to make investments in accordance with SEC rules and regulations that set forth the liquidity requirements for money market funds, including the requirements that a portion of a fund's total assets must convert to cash in one business day and a portion of a fund's total assets must convert to cash in five business days.

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The degree of liquidity of any portfolio security held by a Fund may be a factor relevant to the value of a security. The percentage of illiquid securities in a Fund's portfolio also may impact the Fund's ability to pay redemption proceeds within the normal time period for payment stated in the prospectuses. In addition, large redemptions may cause the percentage of illiquid securities to increase if a Fund sells liquid securities to fund the redemptions.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so called master/feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by the fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated BofA Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments—Variable- and Floating-Rate Obligations for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to

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the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed- variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments—Variable- and Floating-Rate Obligations, Permissible Fund Investments—Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments—Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies' stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage backed securities. While the Federal Reserve's purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure and corporate governance matters, which may adversely affect these entities and their ability to meet their respective obligations. Importantly, the future of these entities is in serious question as the U.S. Government is considering various options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security's average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may

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fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including "general obligation" bonds and other securities and "revenue" bonds and other securities. General obligation bonds are secured by the issuer's full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include "moral obligation" securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments—Variable- and Floating-Rate Obligations for more information.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

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Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government's taxing power is pledged, a lease obligation ordinarily is backed by the government's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security's coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state's municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Funds ordinarily purchase municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result reporting such income as taxable.

For more information about the economic conditions, legal matters and key risks associated with investments in certain states, see Appendix C.

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Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been "packaged" by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments—Variable- and Floating-Rate Obligations for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other "restricted" securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value due to the absence of a trading market.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time (the repurchase date) and price (representing a Fund's cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase, which may consist of a variety of security types. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. The Funds may enter into repurchase agreements on an overnight basis or with different term lengths, including "extendable" repurchase agreements, which have a built-in mechanism

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by which the repurchase date may be extended upon mutual agreement of the parties, and "evergreen" repurchase agreements, which are constant maturity instruments (i.e., extending by one day each day) until either party gives notice to the other, subject to a legal final repurchase date not to exceed 365 days. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund's right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of the Fund's rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund's rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund's ability under contract to terminate the repurchase agreement.

A Fund may engage in repurchase agreement transactions that are collateralized by equity securities. These collateral securities may be less liquid or more volatile than others or less liquid and more volatile than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default and potentially resulting in the Fund owning securities that it is not otherwise permitted to purchase.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. TIGRS are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments—Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that

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one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the TLGP). The FDIC's guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments—Variable- and Floating-Rate Obligations for more information. Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA". S&P affirmed the short-term sovereign credit rating for the United States of America. Although the downgrade did not have a significant impact on money market funds given that S&P affirmed its top rating for U.S. short-term debt, the value of U.S. Government and related obligations held by a Fund could be adversely affected by any future downgrade of the credit rating of the U.S. Government or federal agencies or instrumentalities.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities,

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U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in such Fund's portfolios.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs (Treasury Investor Growth Receipts) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities. Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Financial Services Industry Exposure

A Fund may invest in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and

22

cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds' Investments—Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in an uncommitted line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

Credit and Liquidity Enhancements

A credit enhancement generally provides loss protection, in some instances, from losses resulting by a default by an obligor on the underlying obligation. A liquidity enhancement refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. A credit enhancement ensures ultimate payment of the obligations on at least a portion of the assets in the pool. A credit enhancement may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund may not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit and liquidity enhancements do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the BofA Funds' portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the BofA Funds' portfolio securities is in the best interests of BofA Fund shareholders and to address conflicts between the interests of BofA Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a BofA Fund, on the other. These policies and procedures provide that BofA Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the BofA Funds' website, if applicable, or (ii) the time a BofA Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the BofA Funds' other service providers from entering into any agreement to disclose BofA Fund portfolio holdings information in exchange for any form of consideration. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

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Public Disclosures

The BofA Funds' portfolio holdings are currently disclosed to the public through required filings with the SEC and on the BofA Funds' website. This information is available on the BofA Funds' website as described below.

•  For the BofA Funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end and is maintained on the website for a period of not less than six smonths.

The Advisor may also disclose more current portfolio holdings information as of specified dates on the BofA Funds' website.

The scope of the information that is made available on the BofA Funds' website pursuant to the BofA Funds policies relating to a BofA Fund's portfolio may change from time to time without prior notice.

The BofA Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each BofA Fund's fiscal year). Shareholders may obtain each BofA Fund's Form N-CSR and N-Q filings on the SEC's website at www.sec.gov, a link to which is provided on the BofA Funds' website. In addition, each BofA Fund's Form N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC's website or the operation of the public reference room. Further, the BofA Funds are required to file with the SEC by the 5th business day of each month, a report on Form N-MFP of portfolio holdings that is current as of the last business day of the previous month, as well as additional information such as the 7-day gross yield of each Fund, the most recent market-based "shadow" NAV of each Fund and each class, the market-based value of each security and information regarding demand features and guarantees, if any, on each security. Each Form N-MFP will become publicly available 60 days after the end of the month to which the information in the report relates.

The BofA Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the BofA Funds' website or no earlier than the time a BofA Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The BofA Funds' policies and procedures provide that no disclosures of the BofA Funds' portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the BofA Funds have a legitimate business purpose for making such disclosure, (ii) the BofA Funds' President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of BofA Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a BofA Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the BofA Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the BofA Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each BofA Fund's sub-advisor(s) (if any), the BofA Funds' custodian, sub-custodians, independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain BofA Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the BofA Funds. The BofA Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the BofA Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

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The BofA Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the BofA Funds' President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Standard & Poor's	None	Use to maintain ratings for certain Funds.	Daily

Glass-Lewis & Co.	None	Access in connection with testing the firm's proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor's Management team as an analytical and trading tool.	Ad hoc

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor's specifications for use in the reconciliation process.	Daily

RR Donnelley/Bowne	None	Access as printers for the BofA Funds' prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly/Quarterly

Merrill Corporation	None	Use to provide fulfillment of the BofA Funds' prospectuses, supplements, SAIs and sales materials.	Monthly/Quarterly

Moody's	None	Ongoing portfolio surveillance for ratings they maintain on the Funds.	Daily

Bloomberg	None	Use for portfolio analytics.	Daily

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Daily

Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

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INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of BofA Global Capital Management Group, LLC ("BofA Global Capital Management"), which is an asset management division of Bank of America. The Advisor and BofA Global Capital Management are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of the Advisor's obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to a Fund for any act or omission in the course of, or connected with, rendering services thereunder.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Non-Interested Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) on at least 60 days' notice or by the Advisor on at least 60 days' written notice.

The Advisor pays all salaries of officers of the Trust, except for the Chief Compliance Officer, a portion of whose salary is paid by the BofA Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Fees and Expenses—Annual Fund Operating Expenses in each Fund's prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. For purposes of determining the investment advisory fee breakpoint level, "Assets" are the sum of the net assets of the BofA Funds. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor receives a monthly investment advisory fee based on each BofA Fund's average daily net assets at the following annual rates:

Fund	$0 to $175 billion of Assets	Next $50 billion of Assets	Over $225 billion of Assets
California Tax-Exempt Reserves	0.15%	0.13%	0.08%
Cash Reserves	0.15%	0.13%	0.08%
Connecticut Municipal Reserves	0.15%	0.13%	0.08%
Government Plus Reserves	0.18%	0.13%	0.08%
Government Reserves	0.15%	0.13%	0.08%
Massachusetts Municipal Reserves	0.15%	0.13%	0.08%
Money Market Reserves	0.15%	0.13%	0.08%
Municipal Reserves	0.15%	0.13%	0.08%
New York Tax-Exempt Reserves	0.15%	0.13%	0.08%
Tax-Exempt Reserves	0.15%	0.13%	0.08%
Treasury Reserves	0.15%	0.13%	0.08%

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The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods.

Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2011	Fiscal Year Ended August 31, 2010	Fiscal Year Ended August 31, 2009
California Tax-Exempt Reserves
Advisory Fee Paid	$1,341,973	$3,160,445	$6,700,793
Amount Waived by the Advisor	$32,903	$0	$0
Amount Reimbursed by the Advisor	$361,628	$222,644	$61,081
Cash Reserves
Advisory Fee Paid	$22,276,607	$41,090,150	$65,299,751
Amount Waived by the Advisor	$0	$0	$0
Amount Reimbursed by the Advisor	$2,370,024	$2,831,162	$1,524,371
Connecticut Municipal Reserves
Advisory Fee Paid	$165,417	$290,303	$536,296
Amount Waived by the Advisor	$1,412	$0	$0
Amount Reimbursed by the Advisor	$346,666	$190,859	$168,488
Government Plus Reserves
Advisory Fee Paid	$1,446,458	$2,033,095	$3,796,096
Amount Waived by the Advisor	$527,592	$562,869	$843,319
Amount Reimbursed by the Advisor	$200,391	$0	$0
Government Reserves
Advisory Fee Paid	$13,046,629	$19,563,903	$43,240,374
Amount Waived by the Advisor	$4,106,940	$5,473,210	$0
Amount Reimbursed by the Advisor	$357,490	$15,408	$0
Massachusetts Municipal Reserves
Advisory Fee Paid	$318,010	$567,370	$732,824
Amount Waived by the Advisor	$4,419	$0	$0
Amount Reimbursed by the Advisor	$332,555	$197,854	$178,302
Money Market Reserves
Advisory Fee Paid	$15,178,480	$19,470,381	$29,174,371
Amount Waived by the Advisor	$0	$0	$0
Amount Reimbursed by the Advisor	$621,131	$303,654	$0
Municipal Reserves
Advisory Fee Paid	$6,531,312	$11,415,729	$11,911,553
Amount Waived by the Advisor	$0	$0	$0
Amount Reimbursed by the Advisor	$516,112	$209,539	$98,347
New York Tax-Exempt Reserves
Advisory Fee Paid	$691,595	$1,191,162	$1,812,227
Amount Waived by the Advisor	$0	$0	$0
Amount Reimbursed by the Advisor	$394,991	$218,858	$207,451
Tax-Exempt Reserves
Advisory Fee Paid	$7,945,462	$11,752,890	$18,652,971
Amount Waived by the Advisor	$196,567	$0	$0
Amount Reimbursed by the Advisor	$417,813	$281,777	$0
Treasury Reserves
Advisory Fee Paid	$13,787,233	$18,299,529	$40,223,182
Amount Waived by the Advisor	$5,084,782	$4,346,669	$0
Amount Reimbursed by the Advisor	$258,544	$78,586	$0

The Administrator

BofA Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

27

Services Provided

Effective May 1, 2010, the Trust entered into the amended and restated Administration Agreement with the Administrator. Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund's other third-party service providers; (vi) maintain certain books and records of each Fund; and (vii) provide certain pricing and bookkeeping services to the Funds. Prior to entering into the Administration Agreement, the Administrator provided such administrative services, excluding pricing and bookkeeping services, pursuant to an administration agreement dated December 31, 2009. Prior to that date, the Administrator provided similar administrative services, excluding pricing and bookkeeping services, pursuant to an administration agreement dated December 1, 2005.

The Administrator retains State Street as the Funds' sub-administrator. State Street assists the Administrator in carrying out its duties.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administration Agreement, and as shown in the section entitled Fees and Expenses—Annual Fund Operating Expenses in each Fund's prospectuses.

The following chart shows the net administration fees paid to the Administrator for the three most recently completed fiscal periods.

Administration Fees Paid by the BofA Funds

Fund	Fiscal Year Ended August 31, 2011	Fiscal Year Ended August 31, 2010	Fiscal Year Ended August 31, 2009
California Tax-Exempt Reserves
Administration Fee Paid	$754,649	$1,966,968	$3,922,026
Amount Waived/Reimbursed by the Administrator	$536,789	$1,264,177	$2,275,525
Cash Reserves
Administration Fee Paid	$14,711,072	$27,253,467	$39,603,778
Amount Waived/Reimbursed by the Administrator	$8,910,643	$16,436,063	$22,327,947
Connecticut Municipal Reserves
Administration Fee Paid	$55,736	$126,704	$236,193
Amount Waived/Reimbursed by the Administrator	$66,167	$116,121	$183,544
Government Plus Reserves
Administration Fee Paid	$398,424	$616,763	$1,100,211
Amount Waived/Reimbursed by the Administrator	$377,686	$530,864	$817,571
Government Reserves
Administration Fee Paid	$8,557,752	$12,902,598	$26,123,253
Amount Waived/Reimbursed by the Administrator	$5,218,651	$7,825,559	$14,732,652
Massachusetts Municipal Reserves
Administration Fee Paid	$142,206	$283,575	$337,378
Amount Waived/Reimbursed by the Administrator	$127,204	$226,948	$252,919
Money Market Reserves
Administration Fee Paid	$9,978,986	$12,840,245	$17,226,607
Amount Waived/Reimbursed by the Administrator	$6,071,392	$7,788,147	$9,587,710
Municipal Reserves
Administration Fee Paid	$4,214,208	$7,470,481	$7,128,228
Amount Waived/Reimbursed by the Administrator	$2,612,525	$4,566,288	$4,092,245
New York Tax-Exempt Reserves
Administration Fee Paid	$353,896	$654,279	$962,417
Amount Waived/Reimbursed by the Administrator	$276,638	$476,463	$619,348

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Fund	Fiscal Year Ended August 31, 2011	Fiscal Year Ended August 31, 2010	Fiscal Year Ended August 31, 2009
Tax-Exempt Reserves
Administration Fee Paid	$5,156,975	$7,695,263	$11,225,642
Amount Waived/Reimbursed by the Administrator	$3,178,185	$4,701,158	$6,391,951
Treasury Reserves
Administration Fee Paid	$9,051,489	$12,059,686	$24,241,655
Amount Waived/Reimbursed by the Administrator	$5,514,893	$7,319,811	$15,343,681

Pricing and Bookkeeping Services

As further described below, State Street is responsible for providing certain accounting and financial reporting services to the Funds. The Advisor is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective May 1, 2010, the Trust entered into an amended and restated Financial Reporting Services Agreement with State Street and the Advisor (the Financial Reporting Services Agreement) pursuant to which State Street provides financial reporting services to the Funds. Also effective May 1, 2010, the Trust entered into an amended and restated Accounting Services Agreement with State Street and the Advisor (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Prior to May 1, 2010, State Street provided financial reporting services and accounting services to the Funds (and the CFST Predecessor Funds) pursuant to a financial reporting services agreement and an accounting services agreement, respectively, each of which took effect on December 31, 2009. Prior to December 31, 2009, State Street provided financial reporting services and accounting services to the Funds pursuant to a financial reporting services agreement and an accounting services agreement, respectively, each of which took effect on December 15, 2006. These sets of previous agreements contained the same financial terms as the current State Street Agreements.

Prior to May 1, 2010, the Funds (and the CFST Predecessor Funds) had a separate Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with the Advisor effective December 31, 2009. Under the Services Agreement, the Advisor provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, each Fund reimbursed the Advisor for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by the Advisor in the performance of services under the Services Agreement. Prior to December 31, 2009, the Advisor provided similar services pursuant to a pricing and bookkeeping agreement effective December 15, 2006. Prior to January 1, 2008, the Funds also reimbursed the Advisor for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

As of May 1, 2010, the Services Agreement was terminated. The oversight of the accounting and financial reporting services provided by State Street that were provided under the Services Agreement are now being provided through the Administration Agreement.

Pricing and Bookkeeping Fees Paid

The Advisor and State Street received fees from the BofA Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street and to the Advisor for the three most recently completed fiscal periods.

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Pricing and Bookkeeping Fees Paid by the BofA Funds

Fund	Fiscal Year Ended August 31, 2011	Fiscal Year Ended August 31, 2010	Fiscal Year Ended August 31, 2009
California Tax-Exempt Reserves
Amount Paid to the Advisor	$140,000	$140,000	$140,000
Amount Paid to State Street	$23,570	$64,603	$117,729
Cash Reserves
Amount Paid to the Advisor	$140,000	$140,000	$140,000
Amount Paid to State Street	$49,649	$57,687	$117,522
Connecticut Municipal Reserves
Amount Paid to the Advisor	$54,542	$66,832	$91,624
Amount Paid to State Street	$7,168	$21,702	$26,423
Government Plus Reserves
Amount Paid to the Advisor	$139,980	$140,000	$140,000
Amount Paid to State Street	$0	$13,650	$19,471
Government Reserves
Amount Paid to the Advisor	$140,000	$140,000	$140,000
Amount Paid to State Street	$8,921	$26,143	$52,126
Massachusetts Municipal Reserves
Amount Paid to the Advisor	$69,801	$94,942	$111,556
Amount Paid to State Street	$12,835	$35,572	$25,836
Money Market Reserves
Amount Paid to the Advisor	$140,000	$140,000	$140,000
Amount Paid to State Street	$35,310	$64,211	$93,944
Municipal Reserves
Amount Paid to the Advisor	$140,000	$140,000	$140,000
Amount Paid to State Street	$83,658	$204,830	$171,131
New York Tax-Exempt Reserves
Amount Paid to the Advisor	$107,167	$139,826	$140,000
Amount Paid to State Street	$22,365	$49,677	$66,687
Tax-Exempt Reserves
Amount Paid to the Advisor	$140,000	$140,000	$140,000
Amount Paid to State Street	$79,547	$248,600	$292,598
Treasury Reserves
Amount Paid to the Advisor	$140,000	$140,000	$140,000
Amount Paid to State Street	$9,334	$18,713	$15,382

The Principal Underwriter/Distributor

BofA Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distributor's address is: 100 Federal Street, Boston, MA 02110.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. The Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion initiatives as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated for such services to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to a Fund after approval by its Board, and after an initial two-year period continues from year to year, provided that such continuation of the Distribution Agreement

30

is specifically approved at least annually by the Board, including its Non-Interested Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days' written notice.

Underwriting Commissions

The Funds paid no underwriting commissions during the prior three fiscal years.

Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund—Primary Service Providers section of each Fund's prospectuses, the Advisor, Administrator and Distributor, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers' contracts with the Funds, each of which typically is included as an exhibit to Part C of the Funds' registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds' assets under management. As the size of the Funds' assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and may be addressed in other disclosure materials, including the Funds' prospectuses. These conflicts of interest also may be highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the BofA Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor's Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor's business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor's Form ADV is available online through the SEC's website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company. Bank of America and its affiliates, including, for example, BANA (including its U.S. Trust, Bank of America Private Wealth Management division), Merrill Lynch and MLPF&S, are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America's other investment advisor affiliates will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund's and/or account's best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to a Fund and/or investment decisions made for a Fund by the Advisor or other Bank of America affiliates may differ from, or may

31

conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of a Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of a Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which a Fund is invested. For example, a Fund may hold debt securities of an issuer that have a priority in the issuer's capital structure that is different from a debt security of the issuer held by another advised/managed fund or account. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of a Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, a Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates may have the same or very similar investment objective and strategies as a Fund. In this situation, the allocation of, and competition for, investment opportunities among a Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded

32

may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor's proxy voting decisions with respect to a Fund's portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. Under normal circumstances, the Funds generally do not expect to invest in voting securities, as is typical with the debt securities in which the Funds invest. For more information about the Advisor's proxy voting policies and procedures, see Investment Advisory and Other Services—Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to a Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services—Code of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, MLPF&S may sell securities to a Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds' investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds' investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds' Investments—Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates' Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates (including, for example, BANA and affiliates of Merrill Lynch) have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other BofA Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its

33

affiliates and/or other BofA Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates' Marketing and Use of the BofA Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the BofA Funds as investment options. For example, the BofA Funds may be offered as investments in connection with brokerage and other securities products offered by MLPF&S, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust or Bank of America Private Wealth Management. In addition, the BofA Funds are offered as an investment option for a variety of cash management and "sweep" account programs offered by Bank of America and its affiliates. The use of the BofA Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds' shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds' assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices—Additional Financial Intermediary Payments for more information.

Certain Legal Matters

The Advisor and the Distributor (collectively, the BofA Group) remain subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. The NYAG Settlement, among other things, requires the Advisor and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of its Board and certain special consulting and compliance measures. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; and maintain certain compliance and ethics oversight structures.

Other Services Provided

The Transfer Agent

Boston Financial Data Services, Inc. acts as Transfer Agent for each Fund's shares and can be contacted at P.O. Box 8723, Boston, MA 02266-8723. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds.

The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Funds' Custodian. State Street is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds' independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and

34

audited financial statements annually. The annual financial statements for the Funds' fiscal year ended August 31, 2011 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds' financial statements and assist in the preparation of its tax returns for the fiscal year ended August 31, 2012.

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in each Fund's Annual Report to shareholders dated August 31, 2011 are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Funds' prospectuses and this SAI have been so incorporated in reliance upon the Report of Independent Registered Public Accounting Firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue, N.W., Washington, D.C. 20001.

Distribution Plans

The Trust has adopted a Rule 12b-1, or distribution plan, for the Daily Class shares, Investor Class shares, Investor II Class (formerly know as Class A) shares and Liquidity Class shares of the Funds. See Capital Stock and Other Securities for more information.

With respect to a Fund's Daily Class shares, the Trust has adopted a distribution plan. The Daily Class Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling Agents for sales support services they may provide, up to 0.35% (on an annualized basis) of the average daily net asset value of the Daily Class shares of the Funds.

With respect to a Fund's Investor Class shares and Investor II Class shares, the Trust has adopted a distribution plan. The Class Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling Agents for sales support services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of each of the Investor Class shares and Investor II Class shares of the Funds.

The Liquidity Class Distribution Plan provides that a Fund may reimburse distribution-related expenses of the Distributor for Liquidity Class shares up to 0.25% (on an annualized basis) of the Funds' Liquidity Class shares average daily net asset value and additionally, a Fund may pay the Distributor a shareholder servicing fee of up to 0.25% (on an annualized basis) of the Liquidity Class Funds' average daily net assets. However, under the Funds' Rule 18f-3 Multi-Class Plan, to the extent that the Liquidity Class shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed 0.25% (on an annualized basis) of the average daily net assets of any such Fund's Liquidity Class shares.

Payments under the Daily Class Distribution Plan, Investor Class Distribution Plan and Investor II Class Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

Payments under the Liquidity Distribution Plan may be made with respect to the following: (i) the incremental printing costs incurred in producing for and distributing to persons other than current shareholders, the reports, prospectuses, notices and similar materials that are prepared for current shareholders; (ii) the cost of complying with state and federal laws pertaining to the distribution of the shares; (iii) advertising; (iv) the costs of preparing, printing and distributing any literature used in connection with the offering of the shares; (v) expenses incurred in connection with the promotion and sale of the shares including, travel and communication expenses

35

and expenses for the compensation of and benefits for sales personnel; and (vi) any other expenses reasonably incurred in connection with the distribution and marketing of the shares.

All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a Rule 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Funds in the BofA Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the BofA Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

With respect to a Fund's Adviser Class shares, Daily Class shares, Investor Class shares, Investor II Class shares, Liquidity Class shares and Marsico Class shares, the Trust has adopted a shareholder servicing plan that provides that a Fund may compensate Servicing Agents for shareholder services they may provide, up to 0.25% (on an annualized basis) of the average daily net asset value of each class of shares, respectively, of the Funds.

During the most recently completed fiscal year, the Distributor received distribution and service fees from the Funds for its services as reflected in the following chart. The Trust is not aware as to what amount, if any, of the Rule 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges.

For Investor II Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2011, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2011—Investor II Class Shares (formerly Class A Shares)

Cash Reserves
Distribution Fee	$42,207
Service and Administration Fees	$147,726
Fees Waived by the Distributor	$141,180
Government Reserves
Distribution Fee	$1,641
Service and Administration Fees	$5,742
Fees Waived by the Distributor	$7,378

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2011—Investor II Class Shares (formerly Class A Shares)

Treasury Reserves
Distribution Fee	$123,766
Service and Administration Fees	$433,181
Fees Waived by the Distributor	$548,705

For Investor Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2011, as indicated in the below table.

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Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2011—Investor Class Shares

California Tax-Exempt Reserves
Distribution Fee	$4,811
Service Fee	$12,027
Fees Waived by the Distributor	$11,832
Cash Reserves
Distribution Fee	$49,745
Service Fee	$124,363
Fees Waived by the Distributor	$116,523
Government Reserves
Distribution Fee	$12,524
Service Fee	$31,310
Fees Waived by the Distributor	$43,787
Municipal Reserves
Distribution Fee	$241
Service Fee	$602
Fees Waived by the Distributor	$513
Tax-Exempt Reserves
Distribution Fee	$2,190
Service Fee	$5,476
Fees Waived by the Distributor	$5,998
Treasury Reserves
Distribution Fee	$11,506
Service Fee	$28,765
Fees Waived by the Distributor	$39,323

For Daily Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2011, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2011—Daily Class Shares

California Tax-Exempt Reserves
Distribution Fee	$364,427
Service Fee	$260,605
Fees Waived by the Distributor	$496,058
Cash Reserves
Distribution Fee	$11,615,512
Service Fee	$8,296,795
Fees Waived by the Distributor	$15,844,374

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2011—Daily Class Shares

Government Reserves
Distribution Fee	$725,328
Service Fee	$518,091
Fees Waived by the Distributor	$1,242,562
Municipal Reserves
Distribution Fee	$676,340
Service Fee	$483,100
Fees Waived by the Distributor	$873,171
Tax-Exempt Reserves
Distribution Fee	$45,127
Service Fee	$32,234
Fees Waived by the Distributor	$63,607

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Treasury Reserves

Distribution Fee	$1,091,972
Service Fee	$779,980
Fees Waived by the Distributor	$1,843,107

For Trust Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2011, as indicated in the below table.

Shareholder Administration Fees Paid by the Funds for the Fiscal Year Ended August 31, 2011—Trust Shares

California Tax-Exempt Reserves
Distribution Fee	—
Shareholder Administration Fees	$324,139
Fees Waived by the Distributor	$56,461
Cash Reserves
Distribution Fee	—
Shareholder Administration Fees	$825,706
Fees Waived by the Distributor	$63,597
Government Reserves
Distribution Fee	—
Shareholder Administration Fees	$1,810,425
Fees Waived by the Distributor	$1,808,660
Government Plus Reserves
Distribution Fee	—
Shareholder Administration Fees	$85,592
Fees Waived by the Distributor	$70,784
Money Market Reserves
Distribution Fee	—
Shareholder Administration Fees	$110,063
Fees Waived by the Distributor	$11,096
Municipal Reserves
Distribution Fee	—
Shareholder Administration Fees	$549,444
Fees Waived by the Distributor	$54,897
New York Tax-Exempt Reserves
Distribution Fee	—
Shareholder Administration Fees	$337,298
Fees Waived by the Distributor	$23,498

Shareholder Administration Fees Paid by the Funds for the Fiscal Year Ended August 31, 2011—Trust Shares

Tax-Exempt Reserves
Distribution Fee	—
Shareholder Administration Fees	$3,101,471
Fees Waived by the Distributor	$579,427
Treasury Reserves
Distribution Fee	—
Shareholder Administration Fees	$481,233
Fees Waived by the Distributor	$451,387

For Adviser Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2011, as indicated in the below table.

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Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2011—Adviser Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service Fee	$291,372
Fees Waived by the Distributor	$153,476
Cash Reserves
Distribution Fee	—
Service Fee	$7,497,471
Fees Waived by the Distributor	$4,019,282
Government Reserves
Distribution Fee	—
Service Fee	$1,453,652
Fees Waived by the Distributor	$1,452,597
Government Plus Reserves
Distribution Fee	—
Service Fee	$150,201
Fees Waived by the Distributor	$135,971
Money Market Reserves
Distribution Fee	—
Service Fee	$2,944,105
Fees Waived by the Distributor	$1,605,302
Municipal Reserves
Distribution Fee	—
Service Fee	$525,537
Fees Waived by the Distributor	$233,339

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2011—Adviser Class Shares

Tax-Exempt Reserves
Distribution Fee	—
Service Fee	$51,877
Fees Waived by the Distributor	$29,354
Treasury Reserves
Distribution Fee	—
Service Fee	$8,782,339
Fees Waived by the Distributor	$8,564,447

For Institutional Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2011, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2011—Institutional Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Shareholder Administration Fee	$72,375
Fees Waived by the Distributor	$6,102
Cash Reserves
Distribution Fee	—
Shareholder Administration Fee	$509,449
Fees Waived by the Distributor	$49
Government Reserves
Distribution Fee	—
Shareholder Administration Fee	$277,234
Fees Waived by the Distributor	$274,734

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Government Plus Reserves
Distribution Fee	—
Shareholder Administration Fee	$24,048
Fees Waived by the Distributor	$17,375
Money Market Reserves
Distribution Fee	—
Shareholder Administration Fee	$281,833
Fees Waived by the Distributor	$448
Municipal Reserves
Distribution Fee	—
Shareholder Administration Fee	$89,290
Fees Waived by the Distributor	$2,897
New York Tax-Exempt Reserves
Distribution Fee	—
Shareholder Administration Fee	$3,939
Fees Waived by the Distributor	$272
Tax-Exempt Reserves
Distribution Fee	—
Shareholder Administration Fee	$54,673
Fees Waived by the Distributor	$4,498
Treasury Reserves
Distribution Fee	—
Shareholder Administration Fee	$200,698
Fees Waived by the Distributor	$164,260

For Liquidity Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2011, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2011—Liquidity Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service Fee	$1,148
Fees Waived by the Distributor	$459
Fees Waived by Shareholder Service Provider	$275

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2011—Liquidity Class Shares

Cash Reserves
Distribution Fee	—
Service Fee	$344,086
Fees Waived by the Distributor	$137,634
Fees Waived by Shareholder Service Provider	$51,868
Government Reserves
Distribution Fee	—
Service Fee	$485,521
Fees Waived by the Distributor	$194,208
Fees Waived by Shareholder Service Provider	$291,955
Government Plus Reserves
Distribution Fee	—
Service Fee	$12,843
Fees Waived by the Distributor	$5,138
Fees Waived by Shareholder Service Provider	$6,940

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Money Market Reserves
Distribution Fee	—
Service Fee	$160,297
Fees Waived by the Distributor	$64,119
Fees Waived by Shareholder Service Provider	$24,983
Municipal Reserves
Distribution Fee	—
Service Fee	$26,499
Fees Waived by the Distributor	$10,600
Fees Waived by Shareholder Service Provider	$2,581
Tax-Exempt Reserves
Distribution Fee	—
Service Fee	$19,390
Fees Waived by the Distributor	$7,756
Fees Waived by Shareholder Service Provider	$2,979
Treasury Reserves
Distribution Fee	—
Service Fee	$371,068
Fees Waived by the Distributor	$148,427
Fees Waived by the Shareholder Service Provider	$212,602

For Marsico shares, the following Fund paid service fees for the fiscal year ended August 31, 2011, as indicated in the below table.

Distribution and Service Fees Paid by the Fund for the Fiscal Year Ended August 31, 2011—Marsico Shares

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$41,745
Fees Waived by the Distributor	$28,194

Expense Limitations

The Advisor and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts), after giving effect to any balance credits from a Fund's custodian, so that the Fund's ordinary operating expenses do not exceed 0.20% of the Fund's average daily net assets on an annualized basis through December 31, 2012 as noted in the chart below. The Advisor and the Distributor are entitled to recover from each Fund, except Connecticut Municipal Reserves, Government Plus Reserves and Massachusetts Municipal Reserves, any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is not sufficient to maintain a minimum annualized net yield of 0.00%. These reimbursements are voluntary and may be changed or discontinued by the Distributor or the Advisor at any time.

Fund Level Expense Commitments
Fund
California Tax-Exempt Reserves	0.20%
Cash Reserves	0.20%
Connecticut Municipal Reserves	0.20%
Government Reserves	0.20%

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Fund
Government Plus Reserves	0.20%
Massachusetts Municipal Reserves	0.20%
Money Market Reserves	0.20%
Municipal Reserves	0.20%
New York Tax-Exempt Reserves	0.20%
Tax-Exempt Reserves	0.20%
Treasury Reserves	0.20%

The Advisor has contractually agreed to limit management fees as a percent of average net assets through December 31, 2012 as noted in the chart below. The Advisor and the Distributor are entitled to recover from each Fund, except Connecticut Municipal Reserves, Government Plus Reserves and Massachusetts Municipal Reserves, any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

Management Fee Cap

Management Fee Commitment*—Through the period ending December 31, 2012

Fund
California Tax-Exempt Reserves	0.19%
Cash Reserves	0.19%
Connecticut Municipal Reserves	0.19%
Government Reserves	0.19%
Government Plus Reserves	0.16%
Massachusetts Municipal Reserves	0.19%
Money Market Reserves	0.19%
Municipal Reserves	0.19%
New York Tax-Exempt Reserves	0.19%
Tax-Exempt Reserves	0.19%
Treasury Reserves	0.19%

*  "Management Fees" are the fees payable under the Investment Advisory Agreement and the Administration Agreement.

12b-1 Distribution Fee Waivers

Contractual 12b-1 Distribution Fee Waivers—Through the period ending December 31, 2012

Fund (Liquidity Class Shares)	12b-1 Distribution Fee Waivers*
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Government Reserves	0.10%
Government Plus Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Tax-Exempt Reserves	0.10%
Treasury Reserves	0.10%
Fund (Liquidity Class Shares)	Shareholder Servicing Fee Waivers*
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Government Reserves	0.10%
Government Plus Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Tax-Exempt Reserves	0.10%

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Fund (Liquidity Class Shares)	Shareholder Servicing Fee Waivers*
Treasury Reserves	0.10%

*  The Distributor has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees to an annual rate of 0.15% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to the arrangement, including the Fund (acting through its Board) and the Distributor.

Code of Ethics

The Funds, the Advisor and the Distributor have adopted a Code of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be bought or held by the Funds. The Code of Ethics is included as an exhibit to Part C of the Funds' registration statement. The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 202.551.8090; it also is available on the SEC's website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of a Fund in light of the potential economic return on the Fund's investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Investment Oversight Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Investment Oversight Committee is composed of representatives of the Advisor's investment, trading, business management, Fund administration, risk compliance and legal functions. In addition to the responsibilities described above, the Investment Oversight Committee has the responsibility to review, at least annually, the Advisor's proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Investment Oversight Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer's securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Investment Oversight Committee does not consider any benefit other than benefits to the Funds. A member of the Investment Oversight Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Investment Oversight Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor may retain a third-party vendor to implement its proxy voting process.

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Given that the BofA Funds are money market funds that generally do not own equity or other securities that have voting rights, it is not expected that the Funds will have a material amount of proxy voting. Information regarding how the BofA Funds voted proxies, if any, relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the BofA Funds' website at www.bofacapital.com and (ii) on the SEC's website at www.sec.gov. For a copy of the Advisor's policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the BofA Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Advisor or the investment sub-advisor(s), if applicable) as are required for the proper conduct of the Funds' affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds' shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

The Funds pay or cause to be paid all other expenses of the Funds, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Funds for the safekeeping of their cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Funds; brokerage commissions chargeable to the Funds in connection with Fund securities transactions to which the Funds are a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Funds to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Funds' shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Funds (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Funds' shareholders; all expenses of shareholders' and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Funds' shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Funds; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Funds which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Funds' operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

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FUND GOVERNANCE

The Board

Leadership Structure and Risk Oversight

The Board oversees management of the Trust and the Funds. The Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Trust. The Board currently consists of seven Trustees who have extensive and varied experience and skills. Each of the Trustees are Non-Interested Trustees. Further information about the background and qualifications of each of the Trustees can be found in the section Trustee Biographical Information and Qualifications below.

The Board has appointed a Non-Interested Trustee, Mr. Hilliard, to serve as Chairman. The Chairman actively participates in the setting of the agendas for Board meetings, presides at Board meetings and, as appropriate, acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Except for any duties specified herein or pursuant to the Trust's charter document, the designation of Chairman does not impose on such Non-Interested Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has several standing committees (the Committees) that are an integral part of the Funds' overall governance and risk management oversight structure. The standing Committees are the Audit Committee, the Governance Committee and the Contracts Review Committee. The roles of each Committee are more fully described in the section Standing Committees below.

The Funds have retained the Advisor as the Funds' investment advisor and administrator. The Advisor provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds' investments and operations. The Board is responsible for overseeing the Advisor and other service providers in the operation of the Trust, including with respect to risk management functions. The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Advisor and other service providers (depending on the nature of the risk), who carry out the Funds' investment management and business affairs. Each of the Advisor and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

Risk oversight forms part of the Board's general oversight of the Funds and the Trust and is addressed as part of various activities of the Board and Committees. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly and through a Committee, interacts with and reviews reports from, among others, the Advisor, the independent registered public accounting firm for the Funds, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board and the Audit Committee also meet periodically with the Funds' Chief Compliance Officer to receive reports regarding the compliance of the Funds and their principal service providers with the U.S. federal securities laws and their internal compliance policies and procedures. The Board and the Audit Committee review and approve the compliance programs of the Funds and certain of their service providers, and also receive periodic and annual reports from the Funds' Chief Compliance Officer, as required under applicable regulations. The Board reviews investment policies and risks in connection with its review of the Funds' performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks. In addition, as part of the Board's periodic review of the Funds' advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.

The Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board reviews its leadership structure periodically and believes that its structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. In particular, the Board believes that having a Non-Interested Trustee serve as the chair of the Board and each Committee promotes independence from the Advisor in setting agendas and conducting meetings. The Board believes that its Committee structure makes the oversight process more efficient

45

and more effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each Committee. The leadership structure of the Board, including the Committee structure and the manner in which the Board conducts its risk oversight role, may be changed at any time in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Standing Committees

The Trust's three standing Committees are the Audit Committee, the Contracts Review Committee and the Governance Committee.

In general, the functions of the Audit Committee is oversight of the financial aspects of the Trust and the Funds and approval of and interaction with the Funds' independent registered public accounting firm. Management (which generally means the appropriate officers of the Trust, and a Fund's investment advisor(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements.

Management also is responsible for maintaining appropriate systems for accounting and "internal controls over financial reporting" (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee the Funds' accounting and financial reporting processes and practices, their internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent registered public accounting firm for the Funds prior to the engagement of such independent registered public accounting firm; (iii) pre-approve all audit and non-audit services provided to the Funds by its independent registered public accounting firm, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee's responsibilities under the 1934 Act, or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by the Funds' independent registered public accounting firm to the Funds' investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Board will make a determination from time to time as to whether any of the Committee members qualify, and will be designated as, an "audit committee financial expert." The current members of the Audit Committee are William A. Hawkins (Chair), Harrison M. Bains, George J. Gorman and William J. Kelly. The Audit Committee members are all Non-Interested Trustees. The Audit Committee met on 5 occasions during the fiscal year ended August 31, 2011.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board regarding: (i) contractual arrangements; (ii) the factors considered in approving investment advisory and, as applicable, investment subadvisory agreements; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The current members of the Contracts Review Committee are Paul Glasserman (Chair), George J. Gorman, William J. Kelly and Debra J. Perry. The Contracts Review Committee members are all Non-Interested Trustees. The Contracts Review Committee did not meet during the fiscal year ended August 31, 2011.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating non-interested trustees; (ii) overseeing issues of corporate governance for the Trust and the Funds; (iii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of the Funds' investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iv) evaluating the Board and its Committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The current members of the Governance Committee are

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Debra J. Perry (Chair), Harrison M. Bains, Paul Glasserman and R. Glenn Hilliard. The Governance Committee members are all Non-Interested Trustees. The Governance Committee met on 5 occasions during the fiscal year ended August 31, 2011.

The Trust's Amended and Restated Declaration of Trust does not set forth any specific qualifications to serve as a trustee other than that each trustee shall be an individual of at least 21 years of age who is not under a legal disability. The charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Governance Committee may take into account in considering trustee candidates. The Governance Committee has not established any specific minimum qualifications that must be met by a nominee or specific qualities or skills that the Governance Committee believes are necessary for one or more of the Trustees to possess. The Governance Committee does not have a formal process for identifying and evaluating nominees, including nominees recommended by shareholders. Instead, it follows the process it deems appropriate under the circumstances. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. These attributes and skills, including each Trustee's ability to perform his or her duties effectively, have been attained through: (i) the individual's business and professional experience and accomplishments, as outlined below; (ii) with respect to Messrs. Hawkins and Hilliard, their experience working with the Trust's former slate of trustees and management; (iii) the individual's experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) his or her educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee.

Trustee Biographical Information and Qualifications

The following is a summary of the particular professional and other experience of each Trustee that qualifies each to serve as a Trustee of the Trust as of the date of this SAI:

Harrison M. Bains. Mr. Bains serves as an independent trustee (since 2005) and chair (since 2009) of the board of the MGI Funds, a complex of open-end investment funds. He also serves as a director (since 2007) and audit committee chair (since 2007) of BG Medicine, Inc., a publicly traded life sciences company. From 1988 to 2004, Mr. Bains served in several senior financial positions with Bristol-Myers Squibb Co., as Vice President and Treasurer, Acting Chief Financial Officer, and most recently as Vice President, Tax and Treasury. His responsibilities included financing, investments, pension asset management, investor relations, risk management and oversight of internal audit. Prior positions included serving as a Senior Vice President of Chase Manhattan Bank and Senior Vice President and Treasurer of RJR Nabisco and its predecessor companies.

Paul Glasserman. Mr. Glasserman has served as a professor of business at Columbia Business School since 1995, and was previously Senior Vice Dean from 2004 to 2008. For the past two years, Mr. Glasserman has served as a Visiting Scholar for the Financial Intermediation Group at the Federal Reserve Bank of New York. He also served on the board of directors of IQ Funds, a complex of closed-end funds, from 2004 to 2010, including serving as the board chairman.

George J. Gorman. Mr. Gorman has served as an independent trustee of the board of the Ashmore Funds, a complex of open-end investment funds, since 2010. Mr. Gorman served as a Senior Partner in the Boston office of the asset management practice of Ernst & Young LLP from 1988 to 2009. In his capacity as Senior Partner, Mr. Gorman has advised fund management and mutual fund boards and their audit committees on a variety of accounting matters. Mr. Gorman currently serves as an honorary director of National Investment Company Service Association, a not-for-profit organization providing educational and networking forums to the global investment community. Mr. Gorman is also a certified public accountant.

William A. Hawkins. Mr. Hawkins has been a trustee of the Trust, including the CFST Predecessor Trust, and certain trusts in the Columbia Funds complex since 2005. He currently serves as Managing Director of Overton Partners and has over thirty years of executive-level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a trustee of the Trust, including the CFST Predecessor Trust, and certain trusts in the Columbia Funds complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. He has over thirty years executive and board level experience in

47

the insurance industry. Mr. Hilliard has served on the board of directors and as non-executive chairman of CNO Financial Group, Inc. (formerly Conseco, Inc.) from 2003 through May 2011. Mr. Hilliard is also a licensed attorney.

William J. Kelly. Mr. Kelly has extensive managerial experience in the investment management field. From 2002 to 2008, Mr. Kelly served as the most senior U.S.-based executive of Robeco Investment Management, a U.S. subsidiary of a global asset management organization with over $200 billion of assets under management. Mr. Kelly also served as Chief Operating Officer from 2002 to 2004, and Founding Partner and Chief Financial Officer from 1995 to 2002, of Boston Partners Asset Management. Mr. Kelly is also a certified public accountant.

Debra J. Perry. Ms. Perry has had broad executive and board level experience in risk oversight, corporate governance and financial institution restructuring. Until 2004, she was a senior executive at Moody's, the bond-rating agency, where she served as Chief Administrative Officer and Chief Credit Officer and managed a wide range of rating groups covering financial institutions, industrial companies and U.S. municipal issuers. Ms. Perry has served on the boards of CNO Financial Group, Inc. (formerly Conseco, Inc.) from June 2004 through May 2011, and MBIA, the largest financial guaranty insurance company, from 2004 through 2008. Since 2008, she has also served on the board of Korn/Ferry International, Inc. where she chairs the audit committee of the board.

The following table provides additional biographical information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110.

Name, Age and Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the BofA Funds Complex Overseen	Other Directorships Held by Trustee
Harrison M. Bains Age 68 Trustee	Indefinite term; Trustee since June 2011	Retired	11	MGI Funds (7 funds); BG Medicine, Inc. (life sciences)

Paul Glasserman Age 49 Trustee	Indefinite term; Trustee since June 2011	Jack R. Anderson Professor of Business—Columbia Business School, since 2000 (Senior Vice Dean, 2004-2008; Professor, 1995-2000); Visiting Scholar—Federal Reserve Bank of New York, from 2008 to 2010; Independent consultant to financial firms since 1995	11	None

George J. Gorman Age 59 Trustee	Indefinite term; Trustee since June 2011	Senior Partner, Asset Management—Ernst & Young LLP, from 1988 to 2009	11	Ashmore Funds (5 funds)

William A. Hawkins Age 69 Trustee	Indefinite term; Trustee since January 2005(1)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010	11	Columbia Funds (146 funds)

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Name, Age and Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the BofA Funds Complex Overseen	Other Directorships Held by Trustee
R. Glenn Hilliard Age 68 Trustee and Chairman of the Board	Indefinite term; Trustee since January 2005(1)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from 2003 through current; Non-Executive Director & Chairman—CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through May 2011	11	Columbia Funds (146 funds)

William J. Kelly Age 51 Trustee	Indefinite term; Trustee since June 2011	Chief Executive Officer—Robeco Investment Management, from 2005 to 2008 (previously Chief Financial Officer, 2004-2005)	11	None

Debra J. Perry Age 60 Trustee	Indefinite term; Trustee since June 2011	Managing Member—Perry Consulting LLC (advisory firm), since March 2008; Consultant—MBIA, since March 2008	11	Korn/Ferry International (recruiting)

  (1)  Includes service as trustees of the CFST Predecessor Trust.

Compensation

Trustees are compensated for their services to the BofA Funds Family on a complex-wide basis, as shown in the tables below.

Independent and Interested Trustee Compensation for the Fiscal Year Ended August 31, 2011

	Aggregate Compensation from Fund
	Non-Interested Trustees
Fund	Harrison M. Bains(1)	Paul Glasserman(1)	George J. Gorman(1)	William A. Hawkins	R. Glenn Hilliard	William J. Kelly(1)	Debra J. Perry(1)
California Tax-Exempt Reserves	$503	$515	$503	$5,009	$4,347	$503	$515
Amount deferred	$0	$0	$0	$761	$0	$0	$0
Cash Reserves	$1,664	$1,700	$1,664	$16,897	$14,629	$1,664	$1,700
Amount deferred	$0	$0	$0	$2,679	$0	$0	$0
Connecticut Municipal Reserves	$443	$453	$443	$4,319	$3,745	$443	$453
Amount deferred	$0	$0	$0	$648	$0	$0	$0
Government Plus Reserves	$511	$522	$511	$4,899	$4,251	$511	$522
Amount deferred	$0	$0	$0	$730	$0	$0	$0
Government Reserves	$1,090	$1,116	$1,090	$11,579	$9,980	$1,090	$1,116
Amount deferred	$0	$0	$0	$1,720	$0	$0	$0
Massachusetts Municipal Reserves	$452	$462	$452	$4,403	$3,819	$452	$462
Amount deferred	$0	$0	$0	$660	$0	$0	$0
Money Market Reserves	$1,358	$1,389	$1,358	$12,762	$11,118	$1,358	$1,389
Amount deferred	$0	$0	$0	$1,865	$0	$0	$0

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	Aggregate Compensation from Fund
	Non-Interested Trustees
Fund	Harrison M. Bains(1)	Paul Glasserman(1)	George J. Gorman(1)	William A. Hawkins	R. Glenn Hilliard	William J. Kelly(1)	Debra J. Perry(1)
Municipal Reserves	$804	$822	$804	$7,987	$6,908	$804	$822
Amount deferred	$0	$0	$0	$1,202	$0	$0	$0
New York Tax-Exempt Reserves	$476	$487	$476	$4,624	$4,009	$476	$487
Amount deferred	$0	$0	$0	$694	$0	$0	$0
Tax-Exempt Reserves	$902	$923	$902	$8,631	$7,501	$902	$923
Amount deferred	$0	$0	$0	$1,261	$0	$0	$0
Treasury Reserves	$1,336	$1,369	$1,336	$11,890	$10,353	$1,336	$1,369
Amount deferred	$0	$0	$0	$1,729	$0	$0	$0

  (1)  Commenced service as a Trustee of the Trust on June 14, 2011.

	Aggregate Compensation from Fund
	Non-Interested Trustees				Interested Trustee
Fund	Edward J. Boudreau, Jr.(2)	William P. Carmichael(2)	John J. Nagorniak(2)	Minor M. Shaw(2)	Anthony M. Santomero(2)
California Tax-Exempt Reserves	$3,966	$4,999	$3,966	$4,224	$3,526
Amount deferred	$339	$0	$679	$1,200	$0
Cash Reserves	$13,435	$16,887	$13,435	$14,298	$11,828
Amount deferred	$1,196	$0	$1,541	$2,725	$0
Connecticut Municipal Reserves	$3,412	$4,300	$3,412	$3,634	$3,041
Amount deferred	$289	$0	$579	$1,022	$0
Government Plus Reserves	$3,863	$4,867	$3,863	$4,114	$3,447
Amount deferred	$326	$0	$652	$1,151	$0
Government Reserves	$9,250	$11,626	$9,250	$9,844	$8,264
Amount deferred	$768	$0	$1,535	$2,713	$0
Massachusetts Municipal Reserves	$3,477	$4,383	$3,477	$3,703	$3,099
Amount deferred	$297	$0	$589	$1,041	$0
Money Market Reserves	$10,049	$12,637	$10,049	$10,696	$8,999
Amount deferred	$833	$0	$1,665	$2,942	$0
Municipal Reserves	$6,326	$7,967	$6,326	$6,736	$5,649
Amount deferred	$537	$0	$1,074	$1,897	$0
New York Tax-Exempt Reserves	$3,650	$4,602	$3,650	$3,888	$3,254
Amount deferred	$310	$0	$619	$1,095	$0
Tax-Exempt Reserves	$6,794	$8,582	$6,794	$7,241	$6,081
Amount deferred	$563	$0	$1,125	$1,989	$0
Treasury Reserves	$9,242	$11,733	$9,242	$9,864	$8,274
Amount deferred	$771	$0	$1,541	$2,725	$0

  (2)  Served as a Trustee of the Trust until June 14, 2011.

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	Aggregate Compensation from Complex
	Non-Interested Trustees
Fund	Harrison M. Bains(1)	Paul Glasserman(1)	George J. Gorman(1)	William A. Hawkins(3)	R. Glenn Hilliard(4)	William J. Kelly(1)	Debra J. Perry(1)
Total Compensation from the BofA Funds Complex for the Fiscal Year Ended August 31, 2011	$9,538	$9,758	$9,538	$93,000	$80,659	$9,538	$9,758
Aggregate Amount Deferred from the BofA Funds Complex for the Fiscal Year Ended August 31, 2011	$0	$0	$0	$13,950	$0	$0	$0

  (1)  Commenced service as a Trustee of the Trust on June 14, 2011.

  (3)  As of August 31, 2011, the value of Mr. Hawkins's account under the deferred compensation plan was $27,467.

  (4)  As of August 31, 2011, the value of Mr. Hilliard's account under the deferred compensation plan was $162,941.

	Aggregate Compensation from Complex
	Non-Interested Trustees				Interested Trustee
Fund	Edward J. Boudreau, Jr.(2)(5)	William P. Carmichael(2)(6)	John J. Nagorniak(2)(7)	Minor M. Shaw(2)(8)	Anthony M. Santomero(2)(9)
Total Compensation from the BofA Funds Complex for the Fiscal Year Ended August 31, 2011	$73,462	$92,582	$73,462	$78,242	$65,462
Aggregate Amount Deferred from the BofA Funds Complex for the Fiscal Year Ended August 31, 2011	$6,225	$0	$12,450	$22,000	$0

  (2)  Served as a Trustee of the Trust until June 14, 2011.

  (5)  As of August 31, 2011, the value of Mr. Boudreau's account under the deferred compensation plan was $89,711.

  (6)  As of August 31, 2011, the value of Mr. Carmichael's account under the deferred compensation plan was $133,544.

  (7)  As of August 31, 2011, the value of Mr. Nagorniak's account under the deferred compensation plan was $61,732.

  (8)  As of August 31, 2011, the value of Ms. Shaw's account under the deferred compensation plan was $173,804.

  (9)  As of August 31, 2011, the value of Mr. Santomero's account under the deferred compensation plan was $52,666.

BofA Funds Deferred Compensation Plan

Prior to January 1, 2011, trustees were eligible to elect to defer compensation from the Funds under a deferred compensation plan (the Deferred Compensation Plan). The Deferred Compensation Plan has been terminated. Any previously deferred amounts will be distributed in 2012.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity

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securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the BofA Funds Family, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Non-Interested Trustee Ownership as of April 29, 2011

Fund	Harrison M. Bains	Paul Glasserman	George J. Gorman	William A. Hawkins	R. Glenn Hilliard	William J. Kelly	Debra J. Perry
California Tax-Exempt Reserves	A	A	A	A	A	A	A
Cash Reserves	C	C	A	A	C	C	C
Connecticut Municipal Reserves	A	A	A	A	A	A	A
Government Plus Reserves	A	A	A	A	A	A	A
Government Reserves	A	A	A	A	A	A	A
Massachusetts Municipal Reserves	A	A	A	A	A	A	A
Money Market Reserves	A	A	A	A	A	A	A
Municipal Reserves	A	A	C	A	C	A	A
New York Tax-Exempt Reserves	A	A	A	A	A	A	A
Tax-Exempt Reserves	A	A	A	A	A	A	A
Treasury Reserves	A	A	A	A	A	A	A
Aggregate Dollar Range of Shares in all Funds overseen or to be overseen by the Trustee (including notional amounts held through a deferred compensation agreement)	C	C	C	A	C	C	C

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael J. Pelzar (Born 1968)	President	2010	President, BofA Global Capital Management, LLC since May 2010; Managing Director and Head of Product Management, Columbia Management Advisors, LLC from 2007 to 2010; Head of Business Development and Mergers and Acquisitions for Global Wealth & Investment Management, Bank of America from 2006 to 2007.

Jeffrey R. Coleman (Born 1969)	Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer	2009	Managing Director of Fund Administration of the Advisor since May 2010; Director of Fund Administration of the Advisor since January 2006.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Peter T. Fariel (Born 1957)	Senior Vice President, Secretary and Chief Legal Officer	2010	Associate General Counsel, Bank of America since April 2005.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President and Chief Compliance Officer	2010	Chief Compliance Officer of the Advisor and Managing Director, Bank of America since May 2010; Associate General Counsel, Bank of America from April 2005 to May 2010; Chief Legal Officer, Secretary and Senior Vice President, Columbia Funds, April 2005 to April 2010.

Barry S. Vallan (Born 1969)	Deputy Treasurer and Controller	2010	Director of Fund Administration of the Advisor since May 2010; Vice President-Fund Treasury of the Advisor since October 2004.

Thomas Loeffler (Born 1959)	Assistant Treasurer	2010	Chief Operating Officer, BofA Global Capital Management, LLC since May 2010; Chief Operating Officer, Fixed-Income and Liquidity Strategies, Columbia Management Advisors, LLC from 2004 to 2010.

Robert Fitzpatrick (Born 1971)	Assistant Secretary	2010	Assistant General Counsel, Bank of America since May 2010; Assistant General Counsel, Columbia Management Advisors, LLC from 2004 to 2010.

Patrick Campbell (Born 1957)	Assistant Treasurer	2010	Director of Transfer Agency Oversight, BofA Global Capital Management Group, LLC since May 2010; Vice President of Transfer Agency Oversight and Business Intelligence/Data Warehouse, Oppenheimer Funds, from 2004 to January 2009.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make(s) the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund's securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a "net" basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's "concession" or "discount." On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of a Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any.

Under Section 28(e) of the 1934 Act, the Advisor shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for each Fund and for the Advisor's other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect a Fund.

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The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Funds' interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor's investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following describes the amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

The Funds paid no brokerage commissions for the past three fiscal years. The Funds paid no brokerage commissions to affiliated broker/dealers for the past three fiscal years.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds' brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

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During the fiscal year ended August 31, 2011, no Fund directed brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the BofA Funds Family.

As of August 31, 2011, the Funds owned securities of its "regular brokers or dealers" or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of August 31, 2011

Fund	Broker/Dealer	Dollar Amount of Securities Held
California Tax-Exempt Reserves	N/A	N/A
Cash Reserves	Barclays Capital	$401,424,000
	BNP Paribas	$432,825,000
	Societe Generale	$324,294,944
	USB Warburg	$228,000,000
Connecticut Municipal Reserves	N/A	N/A
Government Plus Reserves	N/A	N/A
Government Reserves	N/A	N/A
Massachusetts Municipal Reserves	N/A	N/A
Money Market Reserves	Barclays Capital	$300,900,000
	BNP Paribas	$326,200,000
	Societe Generale	$268,997,413
	USB Warburg	$170,000,000
Municipal Reserves	N/A	N/A
New York Tax-Exempt Reserves	N/A	N/A
Tax-Exempt Reserves	N/A	N/A
Treasury Reserves	N/A	N/A

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent, the Distributor, the Advisor and/or their affiliates pay significant amounts to certain financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund's transfer agent. The level of payments made to financial intermediaries varies. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans and other investment programs. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). The Funds' Distributor, the Advisor and/or their affiliates may pay, from its or their own resources, amounts in excess of the amount reimbursed or paid by a Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term "financial intermediary" includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third-party administrator and any other institution having a selling, servicing or any similar agreement with the Transfer Agent, the Distributor and/or their affiliates.

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The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor, the Advisor and/or their affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary's system or other similar services.

As of the date of this SAI, the Funds, the Transfer Agent, the Distributor, the Advisor and/or their affiliates had agreed to make shareholder servicing payments to the financial intermediaries shown below or their affiliates. This list may include intermediaries that the Distributor, the Advisor and/or their affiliates had agreed to make payments to in connection with funds that, as of the date of this SAI, were distributed by the Distributor but are no longer Funds.

Recipients of Shareholder Servicing Payments from the Funds, the Transfer Agent, the Distributor, the Advisor and/or their affiliates

• Allstate Financial Services LLC	•	Merrill Lynch Pierce Fenner & Smith*
• American Portfolios Fin Serv Inc	•	Metlife Securities Inc
• Askar Corp	•	MG Trust Co LLC
• Banc of America Securities LLC*	•	Mid Atlantic Capital Corp
• Bank of America MFS*	•	Milke Ferguson Investment, Inc.
• Bank of America NA*	•	Money Concepts Capital Corp
• Bank of America of Texas NA*	•	Morgan Keegan & Company Inc
• Bank of America SWP Disbursement*	•	Municipal Capital Markets Group Inc
• BNY Mellon	•	National Financial Services
• BB Graham & Co	•	New England Securities
• Broker Dealer Financial Services	•	NFP Securities Inc
• Cadaret Grant & Co Inc	•	Northeast Securities Inc
• Cambridge Investment Research Inc	•	P J Robb Variable Corporation
• Capitol Securities Management Inc	•	Pacific West Securities Inc
• Centaurus Financial Inc.	•	Penson Financial Services Inc
• Charles Schwab & Co	•	Pershing LLC
• Chase Investment Services Corp	•	Pittsburgh Financial
• Citibank, N.A.	•	Purshe Kaplan Sterling Investments
• Crowell Weedon & Co	•	Questar Capital Corp
• Crown Capital Securities	•	RBC Capital Markets Corporation
• CUSO Financial Services LP	•	Reliance Trust Company
• Cutter & Company Brokerage Inc	•	Resource Horizon Group LLC
• D.A. Davidson & Co.	•	Ridge Clearing & Outsourcing
• Dominion Investor Services	•	Robert W Baird & Co Inc
• Edward Jones	•	Sanders Morris Harris Inc
• Equity Services Inc	•	State Street Global Link
• Essex National Securities Inc	•	State Street Global Link WMS
• Financial West Group Inc	•	Stein Roe Investment Council LLC
• First Allied Securities	•	Sterne Agee & Leach Inc
• Gold K Investments	•	Stifel Nicolaus & Co Inc
• Goldman Sach & Co	•	Summit Equities Inc
• GDC Securities Inc	•	SunGard
• GPC Securities Inc	•	SVB Securities
• H Beck Inc	•	TD Wealth Management Services LLC
• Hightower Securities	•	The Leaders Group Inc
• ING Financial Partners Inc	•	Tower Square Securities
• ING Investment Advisors LLC	•	Transamerica Financial Advisors Inc
• Investacorp Inc	•	Treasury Curve
• JP Morgan Clearing Corp	•	UMB Fund Services Inc
• KMS Financial Services Inc	•	United Bank, N.A.
• KW Chambers & Co	•	United Planners Fin Serv of AM
• Laba & Co	•	US Bancorp Investments Inc

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• LaSalle Money Market Express	•	US Bank Trust NA
• Liberty Life Securities LLC	•	USI Securities Inc
• Lincoln Financial Advisors Corp	•	Vanderbilt Securities LLC
• Lincoln Financial Securities Corp	•	Walnut Street Securities
• Lincoln Investment Planning Inc	•	Wells Fargo Securities
• M & T Securities Inc	•	Workman Securities Corp

*  Bank of America affiliate

The Distributor, the Advisor and/or their affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries (as defined above) may receive different payments with respect to sales of different classes of shares of the Funds.

The Distributor, the Advisor and/or their affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under various categories. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices—Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor, the Advisor and/or their affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor, the Advisor and/or their affiliates are made pursuant to agreements between the Distributor, the Advisor and/or their affiliates and the financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund's prospectuses.

Marketing Support Payments

The Distributor, the Advisor and/or their affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary's preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that financial intermediary or a negotiated lump sum payment.

While the financial arrangements may vary for each financial intermediary, the support payments to each financial intermediary generally are expected to be between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the financial intermediary. The Distributor, the Advisor and/or their affiliates may make payments in materially larger amounts or on a basis materially different from those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in a BofA Fund.

As of the date of this SAI, the Funds, the Transfer Agent, the Distributor, the Advisor and/or their affiliates had agreed to make support payments to the financial intermediaries shown below or their affiliates. This list may

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include intermediaries that the Distributor, the Advisor and/or their affiliates had agreed to make payments to in connection with funds that, as of the date of this SAI, were distributed by the Distributor but are no longer Funds.

Recipients of Support Payments from the Funds, the Transfer Agent, the Distributor, the Advisor and/or their affiliates

•	Bank of America N.A.*
•	BNY Mellon
•	Citibank, N.A.
•	Custodial Trust Corp.
•	Federal Deposit Insurance Corporation
•	Goldman Sachs
•	Institutional Cash Distributors
•	JP Morgan Clearing
•	Merrill, Lynch, Pierce, Fenner & Smith, Inc.*
•	SEI Trust Co.
•	Silicon Valley Bank
•	State Street Bank & Trust
•	Union Bank
•	U.S. Bank N.A.
•	Wells Fargo

*  Bank of America affiliate

The Distributor, the Advisor and/or their affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws, SEC rules or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Compensation provided by the Distributor, the Advisor and/or their affiliates to broker dealers may include financial assistance to financial intermediaries that enable the Distributor, the Advisor and/or their affiliates to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor's internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representatives may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust's Shares

The BofA Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund's prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment. Investor II Class shares were formerly known as Class A shares, and Institutional Capital shares were formerly known as G-Trust shares.

The Trust's Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the BofA Funds

Fund	Daily Class	Investor Class	Trust Class	Liquidity Class	Capital Class	Adviser Class	Institutional Class	Marsico Shares	Institutional Capital Shares	Investor II Class
California Tax-Exempt Reserves	✓	✓	✓	✓	✓	✓	✓
Cash Reserves	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Connecticut Municipal Reserves		✓			✓
Government Plus Reserves	✓	✓	✓	✓	✓	✓	✓		✓	✓
Government Reserves	✓	✓	✓	✓	✓	✓	✓		✓	✓
Massachusetts Municipal Reserves		✓			✓
Money Market Reserves			✓	✓	✓	✓	✓		✓
Municipal Reserves	✓	✓	✓	✓	✓	✓	✓		✓
New York Tax-Exempt Reserves		✓	✓		✓		✓
Tax-Exempt Reserves	✓	✓	✓	✓	✓	✓	✓		✓
Treasury Reserves	✓	✓	✓	✓	✓	✓	✓		✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds' debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds' obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions

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will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the employment of the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund's prospectuses.

Redemptions

Each Fund's dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases. Unusual market conditions, significant levels of redemption requests, a significant percentage of illiquid securities held by a Fund, or other factors may affect a Fund's ability to pay redemption proceeds within the normal time period for payment stated in its prospectuses.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds' prospectuses. The following information supplements information in the Funds' prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds' behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds' behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer's authorized designee, accepts the order. Customer orders will be priced at each Fund's net asset value next computed after they are accepted by an authorized broker/dealer or the broker's authorized designee.

The Trust, to the extent consistent with 1940 Act requirements, also may make payment for sales in readily marketable securities or other assets.

Under the 1940 Act, and the rules thereunder, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC; or (v) in connection with the liquidation of the Fund pursuant to Rule 22e-3 under the 1940 Act. (A Fund may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans). The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. State Street is the custodian/trustee and plan sponsor of the BofA Global Capital Management prototype plans offered through the Distributor. In general a $15 annual fee is charged. Participants in Retirement Plans not sponsored by State Street, not including IRAs, may be subject to an annual fee of $15 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in State Street sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $15 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a BofA Global Capital Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account. Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

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Offering Price

Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. The net asset value per share of the Funds will be determined (unless the Funds close earlier) as of the times outlined in their prospectuses.

Each of the Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity of 60 days or less, and an average dollar-weighted life of 120 days or less. The Funds generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less. The Board has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund's market based net asset value deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds' prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a "regulated investment company" under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership other than a qualified publicly-traded partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership, the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, other than a partnership that derives at least 90% of its income from the qualifying income described in clause (i) above), will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) other securities, limited in respect of any one issuer (other than those described in clause (A)) to an amount not greater than 5% of the value of the Fund's total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than the securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of

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meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership and in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends, as defined below). Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates.

In addition, although each Fund generally intends to distribute all of its net capital gain, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gains in a written statement to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

A regulated investment company, in determining its taxable income, is generally permitted to elect to treat all or part of the net capital loss (or, if greater, the long-term or short-term capital loss) and certain ordinary losses (including any foreign currency loss) incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, a Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding gains and losses from the sale or exchange of capital assets) and 98.2% of its capital gain net income (adjusted for net ordinary losses) generally for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate

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income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Subject to certain limitations, a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during a subsequent year (losses realized during taxable years beginning before December 22, 2010 may be carried forward for eight years only). A Fund's capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Fund	Year Expires	Capital Loss Carryforwards
California Tax-Exempt Reserves	2018	$772,779
Cash Reserves	2017	$2,539,064
Connecticut Municipal Reserves	2019	$278
Massachusetts Municipal Reserves	2019	$984
Municipal Reserves	2017	$255,963

Equalization Accounting

Each Fund may use the so-called "equalization method" of accounting to allocate a portion of its "accumulated earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund's use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to include annually in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year.

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If an option that is granted by a Fund with respect to a security is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses (to the extent attributable to changes in exchange rates) to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund, which may include forward, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute "qualified dividend income" or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated

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financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If a Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Tax-Exempt Fund (defined below) makes distributions of income received by the Tax-Exempt Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

A Fund may invest directly or indirectly in residual interests in REMICs. Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held

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the related interest directly. As a result, the Funds may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

"Passive foreign investment companies" (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a "QEF election"), or to mark the gains (and to a limited extent losses) in its interests in the PFIC "to the market" as though the Fund had sold and repurchased such interests on the last day of the Fund's taxable year, treating such gains and losses as ordinary income and loss (in the case of a "mark-to-market election"). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund's total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund's total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by the Tax-Exempt Funds (defined below), distributions paid out of a Fund's current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For U.S. federal income tax purposes, a Fund's current earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated, first to the portion of the taxable year preceding January 1 (if the taxable year for a Fund is other than the calendar year), and thereafter, pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

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For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly reported by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report Capital Gain Dividends, if any, in a written statement mailed by the Fund to its shareholders.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

In general, as long as a Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder incurs a sales charge in acquiring shares of a Fund and, by reason of incurring such charge or making such acquisition acquires a reinvestment right, and sells or exchanges such Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company during the period beginning on the date of disposition of the original Fund shares and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under "wash sale" rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If shares of a Tax-Exempt Fund (defined below) are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares, with exception for shares acquired after December 22, 2010 of Funds that declare exempt-interest dividends daily in an amount equal to at least 90% of the Fund's net tax-exempt interest and that distribute the dividends on a monthly or more frequent basis.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

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U.S. Federal Income Tax Rates

For taxable years beginning before January 1, 2013, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain (with lower capital gains rates applying to taxpayers in the 10% and 15% ordinary income rate brackets).

For taxable years beginning before January 1, 2013, U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gain rate, which, as described above, generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%.

Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder's TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends (defined below). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2012.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

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Foreign Shareholders

For purposes of this discussion, "foreign shareholders" generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, dividend distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined below) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2012, distributions made to foreign shareholders and properly reported by a Fund as "interest-related dividends" are exempt from U.S. federal income tax withholding. The exemption for interest-related dividends does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer; (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund's net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must report a distribution as such in a written statement mailed to its shareholders. Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, distributions properly reported as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2012, "short-term capital gain dividends" (defined below) are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividends and certain other conditions are met. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and reported as such by the Fund in a written statement mailed by the Fund to its shareholders.

As a money market fund, each Fund does not expect to realize substantial capital gain, but no assurance can be given to this effect.

Each Fund provides no assurance that it will report any distributions as interest-related dividends or short-term capital gain dividends.

In the case of shares held through an intermediary, even if a Fund makes a report with respect to a payment, no assurance can be made that the intermediary will respect such a report, and an intermediary may withhold even if a Fund makes a report with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Special rules apply to certain distributions to certain foreign shareholders from a regulated investment company that is either a "U.S. real property holding corporation" ("USRPHC") or would be a USRPHC absent exclusions from the definition thereof for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment

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companies. Additionally, special rules apply to the sale of shares in a regulated investment company that is a USRPHC. Generally, a USRPHC is a domestic corporation that holds U.S. real property interests ("USRPIs")—USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC—the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs, interests in real property located outside the United States and certain other assets. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the above-mentioned exceptions and thus do not expect that these special tax rules will apply.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes "excess inclusion" income (as described above) derived from direct or indirect investments in residual interests in REMICs. Furthermore, any investment in residual interests of a collateralized mortgage obligation (CMO) that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. The Fund generally does not expect that these special tax rules will apply, but no assurance can be given to this effect.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Shareholder Reporting Requirements Regarding Foreign Bank and Financial Accounts and Other Foreign Financial Assets

Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in "specified foreign financial assets" on their U.S. federal income tax returns. It is currently unclear under what circumstances, if any, a shareholder's (indirect) interest in a Fund's "specified foreign financial assets," if any, falls within this requirement. In addition, shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their "financial interest" in the Fund's "foreign financial accounts," if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts ("FBAR"). Shareholders should consult a tax advisor regarding the applicability to them of both of these reporting requirements.

Other Reporting and Withholding Requirements

New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure, including by a U.S. person, to provide this required information can result in a 30% withholding tax on certain payments ("withholdable payments") made after December 31, 2013, or December 31, 2014, depending on the type of payment. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued only limited guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it appears that any distribution made by a Fund after the applicable effective date, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends), will be subject to the new 30% withholding requirement in certain cases. Payments to a foreign shareholder that is a "foreign financial institution" will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation as the Fund requires in order to comply with the new rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Special Tax Considerations Pertaining to Tax-Exempt Funds

If, at the close of each quarter of a regulated investment company's taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay "exempt-interest dividends" and pass through to its shareholders the tax-exempt character of its income from such obligations." Each of Municipal Reserves, Tax-Exempt Reserves, California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves, and New York Tax-Exempt Reserves (the Tax-Exempt Funds) intends to so qualify and is designed to provide shareholders with a high level of income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax.

Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund's tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to shareholders as described earlier.

Each Tax-Exempt Fund will report to its shareholders in a written statement of the portion of the distributions for the taxable year which constitutes exempt-interest dividends. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of the Tax-Exempt Fund's exempt-interest dividends received by the shareholder to all of the Tax-Exempt Fund's dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder's long term capital gains in respect of capital gains retained by the Tax-Exempt Fund, as described earlier).

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends

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may be subject to state and local taxes. However, each of California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves invests at least 80% of its net assets in municipal bonds that pay interest that is exempt not only from U.S. federal income tax, but also from the applicable state's personal income tax (but not necessarily local taxes or taxes of other states). You should consult your tax advisor to discuss the tax consequences of your investment in a Tax-Exempt Fund.

Tax-exempt interest on certain "private activity bonds" has been designated as a "tax preference item" and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax ("AMT"). To the extent that a Tax-Exempt Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Tax-Exempt Fund's distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder's "adjusted current earnings" as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.

Ordinarily, a Tax-Exempt Fund relies on an opinion from the issuer's bond counsel that interest on the issuer's obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund's ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Special Tax Considerations Pertaining to California Tax-Exempt Reserves

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, when held by an individual, the interest therefrom is exempt from income taxation by California (California Exempt Securities), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (California exempt-interest dividends). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. California Tax-Exempt Reserves intends to qualify under the above requirements so that it can pay California exempt-interest dividends.

Within sixty days after the close of its taxable year, the Fund will notify its shareholders as to the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income, including interest on indebtedness incurred or continued to purchase or carry California Exempt Securities, or amortizable bond premium and would therefore not be deductible under federal income or California state individual income tax law.

Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of California Tax-Exempt Reserves is not deductible for California stated individual income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder's taxable year.

The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting California Tax-Exempt Reserves and its shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any of the Fund's distributions constituting California exempt-interest dividends is excludable from income for

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California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors that may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund's distributions and as to their own California state tax situation in general.

Special Tax Considerations Pertaining to Connecticut Municipal Reserves

Dividends paid by Connecticut Municipal Reserves will not be subject to the Connecticut individual income tax imposed on resident and nonresident individuals, trusts or estates to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law ("Connecticut Obligations") or from obligations the interest on which Connecticut is prohibited from taxing pursuant to federal law. Other Fund dividends and distributions, whether received in cash or additional shares, are subject to Connecticut income taxation, except that, in the case of shareholders who hold their shares as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from Connecticut Obligations. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from exempt-interest dividends not subject to the Connecticut individual income tax, could cause liability for the net Connecticut minimum tax applicable to individual investors required to pay the federal alternative minimum tax. Dividends paid by Connecticut Municipal Reserves, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax. No deduction is allowed, however, for expenses related to investments in Connecticut Municipal Reserves. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

Special Tax Considerations pertaining to Massachusetts Municipal Reserves

In general, distributions by Massachusetts Municipal Reserves to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and properly designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above), (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, or (iii) interest on U.S. Government obligations exempt from state income taxation. Distributions from the Fund's other net investment income and net short-term capital gains (which may include exempt-interest dividends attributable to the Fund's investments in municipal securities of other states) generally will be taxable at ordinary Massachusetts personal income tax rates. Except as noted earlier in respect of capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, generally the Fund's capital gain dividends will be taxable by the Commonwealth as long-term capital gains. The Fund will mail a statement to its shareholders no later than 60 days after the close of its tax year showing which portion of the Fund's distributions and capital gain dividends are exempt from Massachusetts personal income tax.

Distributions by Massachusetts Municipal Reserves to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

The foregoing is a general summary of the Massachusetts tax consequences of investing in the Fund. You should consult your tax advisor regarding specific questions as to federal, state or local taxes.

Special Tax Considerations Pertaining to New York Tax-Exempt Reserves

The portion of the New York Tax-Reserves' exempt-interest dividends attributable to interest received by the Fund on tax-exempt obligations of the State of New York or its political subdivisions will be exempt from New York State and City individual income taxes and from the New York City unincorporated business tax. Such distributions made to corporate shareholders subject to New York State and/or City corporate franchise or income tax may be taxable for such purposes. Accordingly, potential corporate investors in New York Tax-Exempt Reserves, including in particular corporate investors that may be subject to New York State and/or City corporate franchise or income tax, should consult their own tax advisors with respect to the application of such taxes to the Fund's distributions.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 30, 2011, the name, address and percentage of ownership of each person who may be deemed to be a "principal holder" (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund's outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
California Tax-Exempt Reserves Adviser Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	33,348,160.40	60.21%

California Tax-Exempt Reserves Adviser Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	21,573,494.00	38.95%

California Tax-Exempt Reserves Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	100,420,606.74	93.39%

California Tax-Exempt Reserves Daily Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	26,061,761.00	100.00%

California Tax-Exempt Reserves Institutional Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	72,241,630.00	99.88%

California Tax-Exempt Reserves Investor Class	PENSON FINANCIAL SERVICES INC ATTN REBECCA FELTS 1700 PACIFIC AVE STE 1400 DALLAS TX 75201-4609	3,780,793.41	63.68%

California Tax-Exempt Reserves Investor Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,056,817.00	34.64%

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Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
California Tax-Exempt Reserves Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	1,135.57	100.00%

California Tax-Exempt Reserves Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	377,645,764.72	98.26%

Cash Reserves Adviser Class	BANK OF AMERICA OF TEXAS NA GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST DALLAS TX 75202-3908	870,664,860.75	44.92%

Cash Reserves Adviser Class	BANK OF AMERICA N.A. SWP DISBURSEMENT NC BANK OF AMERICA NA SWEEP/AUTOBORROW 401 N TRYON ST CHARLOTTE NC 28202-2196	880,000,000.00	45.40%

Cash Reserves Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	2,122,679,327.53	36.18%

Cash Reserves Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	2,569,509,691.53	43.79%

Cash Reserves Capital Class	AT & T INC ANGELA FARRELL-CANTU 208 S AKARD ST DALLAS TX 75202-4206	303,700,000.00	5.18%

Cash Reserves Daily Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,458,080,381.00	99.91%

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Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Cash Reserves Institutional Capital	COLUMBIA MANAGEMENT ADVISORS INC FBO COLUMBIA BALANCED NY 529 ATTN: JIM MARIN 245 SUMMER ST FL 3 MS: MADE 11603H BOSTON MA 02210-1133	21,700,905.81	6.28%

Cash Reserves Institutional Capital	COLUMBIA MANAGEMENT ADVISORS INC FBO COLUMBIA CONSERVATIVE NY 529 ATTN: JIM MARIN 245 SUMMER ST FL 3 MS: MADE 11603H BOSTON MA 02210-1133	39,112,557.63	11.32%

Cash Reserves Institutional Capital	COLUMBIA MANAGEMENT ADVISORS INC FBO COLUMBIA COLLEGE NY 529 ATTN: JIM MARIN 245 SUMMER ST FL 3 MS: MADE 11603H BOSTON MA 02210-1133	26,112,294.27	7.56%

Cash Reserves Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	652,733,617.97	67.98%

Cash Reserves Institutional Class	PENSON FINANCIAL SERVICES INC ATTN REBECCA FELTS 1700 PACIFIC AVE STE 1400 DALLAS TX 75201-4609	180,444,906.39	18.79%

Cash Reserves Institutional Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	54,040,252.00	5.63%

Cash Reserves Investor Class	PENSON FINANCIAL SERVICES INC ATTN REBECCA FELTS 1700 PACIFIC AVE STE 1400 DALLAS TX 75201-4609	13,140,811.29	54.04%

Cash Reserves Investor Class	SHINTECH INC SPECIAL ACCOUNT A ATTN DICK MASON 3 GREENWAY PLAZA SUITE 1150 HOUSTON TX 77046-0325	7,652,827.82	31.47%

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Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Cash Reserves Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	128,422,126.56	99.57%

Cash Reserves Marsico	UMB FUND SERVICES INC AS AGENT FOR MARSICO FUNDS INC 803 W MICHIGAN ST SUITE A MILWAUKEE WI 53233-2301	10,630,947.02	100.00%

Cash Reserves Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	730,098,251.73	96.07%

Connecticut Municipal Reserves Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	107,567,848.65	99.41%

Connecticut Municipal Reserves Investor Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	125,490.00	55.6%

Connecticut Municipal Reserves Investor Class	FIM FUNDING 100 FEDERAL ST BOSTON MA 02110-1802	100,000.00	44.3%

Government Plus Reserves Adviser Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	3,501,683.01	77.95%

Government Plus Reserves Adviser Class	CITIBANK FBO SC JOHNSON CALDREA TAX ESCROW A/C PATRICIA GALLAGHER c/o BofA ADVISORS, LLC 100 FEDERAL STREET BOSTON, MA 02110	990,601.35	22.05%

Government Plus Reserves Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	179,176,552.13	38.47%

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Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Government Plus Reserves Capital Class	LABA & CO MONEY MARKET OPERATIONS 135 S LASALLE ST CHICAGO IL 60603-4177	36,974,945.50	7.94%

Government Plus Reserves Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	113,316,529.37	24.33%

Government Plus Reserves Capital Class	BOFA ADVISORS LLC 100 FEDERAL ST MAIL CODE MA5 100 11 05 BOSTON MA 02110-1802	125,000,694.43	26.84%

Government Plus Reserves Daily Class	FIM FUNDING 100 FEDERAL ST BOSTON MA 02110-1802	100,000.00	100.00%

Government Plus Reserves Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	69,735,441.04	100.00%

Government Plus Reserves Institutional Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	51,431,836.13	100.00%

Government Plus Reserves Investor Class	FIM FUNDING 100 FEDERAL ST BOSTON MA 02110-1802	100,000.00	100.00%

Government Plus Reserves Investor II Class	FIM FUNDING 100 FEDERAL ST BOSTON MA 02110-1802	100,000.00	100.00%

Government Plus Reserves Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	5,126,153.68	99.78%

Government Plus Reserves Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	70,331,452.89	96.66%

Government Reserves Adviser Class	BANK OF AMERICA N.A. SWP DISBURSEMENT NC BANK OF AMERICA NA SWEEP/AUTOBORROW 401 N TRYON ST CHARLOTTE NC 28202-2196	215,000,000.00	58.68%

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Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Government Reserves Adviser Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	84,491,004.92	23.06%

Government Reserves Adviser Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	44,752,898.00	12.21%

Government Reserves Adviser Class	SATURN & CO C/O STATE STREET BANK & TRUST 200 CLARENDON ST FCG124 BOSTON MA 02116-5021	20,506,304.63	5.60%

Government Reserves Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	808,463,559.01	25.66%

Government Reserves Capital Class	THE HARTFORD ATTN JOHN PADDEN HARTFORD LIFE A3E 200 HOPMEADOW ST SIMSBURY CT 06089-9793	330,351,508.26	10.48%

Government Reserves Capital Class	THE HARTFORD ATTN JOHN PADDEN HARTFORD LIFE A3E 200 HOPMEADOW ST SIMSBURY CT 06089-9793	195,311,222.80	6.20%

Government Reserves Capital Class	NORTHERN TRUST COMPANY FBO HEALTH CARE SVC 801 S CANAL ST CHICAGO IL 60607-4591	250,000,000.00	7.93%

Government Reserves Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	660,919,175.58	20.97%

Government Reserves Capital Class	THE HARTFORD ATTN JOHN PADDEN HARTFORD LIFE A3E 200 HOPMEADOW ST SIMSBURY CT 06089-9793	645,335,180.93	20.48%

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Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Government Reserves Daily Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	93,240,990.00	96.13%

Government Reserves Institutional Capital	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	28,780,669.62	100.00%

Government Reserves Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	279,844,086.05	88.40%

Government Reserves Institutional Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	24,592,029.79	7.77%

Government Reserves Investor Class	THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	3,821,988.04	77.69%

Government Reserves Investor Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,056,185.00	21.47%

Government Reserves Investor II Class	RANDALL S SAUNDERS & MOYA SAUNDERS JT TEN c/o BofA ADVISORS, LLC 100 FEDERAL STREET BOSTON, MA 02110	431,479.17	33.89%

Government Reserves Investor II Class	STATE STREET BK & TR IRA GLENN A RITTER c/o BofA ADVISORS, LLC 100 FEDERAL STREET BOSTON, MA 02110	103,848.70	8.16%

Government Reserves Investor II Class	LYNNE KENNEY c/o BofA ADVISORS, LLC 100 FEDERAL STREET BOSTON, MA 02110	66,481.71	5.22%

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Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Government Reserves Liquidity Class	BANK OF AMERICA N.A. SWP DISBURSEMENT NC BANK OF AMERICA NA SWEEP/AUTOBORROW 401 N TRYON ST CHARLOTTE NC 28202-2196	52,000,000.00	28.39%

Government Reserves Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	131,126,286.14	71.59%

Government Reserves Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	1,988,482,927.83	99.16%

Massachusetts Municipal Reserves Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	209,820,194.84	99.00%

Massachusetts Municipal Reserves Investor Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	64,000.00	39.02%

Massachusetts Municipal Reserves Investor Class	FIM FUNDING 100 FEDERAL ST BOSTON MA 02110-1802	100,000.00	60.98%

Money Market Reserves Adviser Class	BANK OF AMERICA N.A. SWP DISBURSEMENT NC BANK OF AMERICA NA SWEEP/AUTOBORROW 401 N TRYON ST CHARLOTTE NC 28202-2196	550,000,000.00	58.49%

Money Market Reserves Adviser Class	THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	356,641,658.71	37.93%

Money Market Reserves Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	4,064,707,047.11	65.15%

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Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Money Market Reserves Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	609,250,558.79	9.76%

Money Market Reserves Capital Class	THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	379,332,509.78	6.08%

Money Market Reserves Capital Class	FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	314,140,521.24	5.03%

Money Market Reserves Institutional Capital	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	232,295,522.30	99.90%

Money Market Reserves Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	410,664,609.53	100.00%

Money Market Reserves Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	36,633,363.90	100.00%

Money Market Reserves Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	87,137,907.19	100.00%

Municipal Reserves Adviser Class	BANK OF AMERICA N.A. SWP DISBURSEMENT NC BANK OF AMERICA NA SWEEP/AUTOBORROW 401 N TRYON ST CHARLOTTE NC 28202-2196	167,000,000.00	88.03%

Municipal Reserves Adviser Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	11,354,060.76	5.98%

85

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Municipal Reserves Adviser Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	11,341,676.00	5.98%

Municipal Reserves Capital Class	HELEN R RUBENS c/o BofA ADVISORS, LLC 100 FEDERAL STREET BOSTON, MA 02110	1,025,003.20	5.02%

Municipal Reserves Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	930,191,393.42	32.19%

Municipal Reserves Capital Class	UNION BANK TR, NOMINEE FBO PORTAL OMNIBUS—CASH ATTN: MUTUAL FUNDS 530 B STREET, SUITE 203 SAN DIEGO CA 92101-4498	180,000,000.00	6.23%

Municipal Reserves Capital Class	UNION BANK TR, NOMINEE FBO PORTAL OMNIBUS—REINVEST ATTN: MUTUAL FUNDS 530 B STREET, SUITE 203 SAN DIEGO CA 92101-4498	177,013,000.02	6.13%

Municipal Reserves Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	784,640,602.47	27.16%

Municipal Reserves Capital Class	THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	176,400,000.00	6.11%

Municipal Reserves Capital Class	FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	398,613,372.38	13.80%

Municipal Reserves Daily Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	70,868,636.00	100.00%

86

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Municipal Reserves Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	89,768,754.80	76.97%

Municipal Reserves Institutional Class	PENSON FINANCIAL SERVICES INC ATTN REBECCA FELTS 1700 PACIFIC AVE STE 1400 DALLAS TX 75201-4609	19,075,935.10	16.36%

Municipal Reserves Investor Class	THERESA A PETROLE TRST THERESA A PETROLE LIVING TRUST A/U DTD 07/02/97 c/o BofA ADVISORS, LLC 100 FEDERAL STREET BOSTON, MA 02110	102,869.18	41.68%

Municipal Reserves Investor Class	ALLEN C MILLER & LENORE A MILLER TRST ALLEN & LENORE MILLER TRUST TRUST UA 10 23 90 c/o BofA ADVISORS, LLC 100 FEDERAL STREET BOSTON, MA 02110	17,830.55	7.23%

Municipal Reserves Investor Class	GEORGE J GORMAN c/o BofA ADVISORS, LLC 100 FEDERAL STREET BOSTON, MA 02110	35,000.00	14.18%

Municipal Reserves Investor Class	DOROTHY A DELANEY & ROBERT F DELANEY TTEES DELANEY FAMILY REV TRUST U/A DTD 1-7-93 c/o BofA ADVISORS, LLC 100 FEDERAL STREET BOSTON, MA 02110	66,104.66	26.79%

Municipal Reserves Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	6,017,252.11	100.00%

Municipal Reserves Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	491,256,051.50	99.81%

87

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
New York Tax-Exempt Reserves Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	97,453,526.51	99.97%

New York Tax-Exempt Reserves Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	480,030.78	100.00%

New York Tax-Exempt Reserves Investor Class	FRANK PEZZIMENTI & MARY PEZZIMENTI & PAULA CORONADO JTWROS c/o BofA ADVISORS, LLC 100 FEDERAL STREET BOSTON, MA 02110	53,433.65	15.40%

New York Tax-Exempt Reserves Investor Class	STATE STREET BK & TR IRA PHILIP M LUEDEE c/o BofA ADVISORS, LLC 100 FEDERAL STREET BOSTON, MA 02110	20,202.25	5.82%

New York Tax-Exempt Reserves Investor Class	ATOOSA P & AMIR G MAMDANI TTEES MAITMOUD MAMDANI IRREVOCABLE TRUST U/A/D 12-22-00 FBO AMIR A MAMDANI c/o BofA ADVISORS, LLC 100 FEDERAL STREET BOSTON, MA 02110	24,021.32	6.92%

New York Tax-Exempt Reserves Investor Class	ROBERTA R PANGALLO c/o BofA ADVISORS, LLC 100 FEDERAL STREET BOSTON, MA 02110	63,715.95	18.36%

New York Tax-Exempt Reserves Investor Class	JACK H GROSSMAN CINDY B BERNER JT WROS c/o BofA ADVISORS, LLC 100 FEDERAL STREET BOSTON, MA 02110	165,348.00	47.66%

New York Tax-Exempt Reserves Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	292,093,743.32	95.78%

Tax-Exempt Reserves Adviser Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	1,485,636.81	22.85%

88

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Tax-Exempt Reserves Adviser Class	SATURN & CO C/O STATE STREET BANK & TRUST 200 CLARENDON ST FCG124 BOSTON MA 02116-5021	4,088,753.48	62.88%

Tax-Exempt Reserves Adviser Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	927,681.00	14.27%

Tax-Exempt Reserves Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	86,513,584.69	7.54%

Tax-Exempt Reserves Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	1,026,337,198.99	89.44%

Tax-Exempt Reserves Daily Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5,129,938.00	100.00%

Tax-Exempt Reserves Institutional Capital	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	351,260,159.23	99.99%

Tax-Exempt Reserves Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	46,450,109.60	59.75%

Tax-Exempt Reserves Institutional Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	23,477,219.77	30.20%

89

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Tax-Exempt Reserves Institutional Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7,814,264.00	10.05%

Tax-Exempt Reserves Investor Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,522,601.00	43.91%

Tax-Exempt Reserves Investor Class	GILES C UPSHUR III c/o BofA ADVISORS, LLC 100 FEDERAL STREET BOSTON, MA 02110	255,404.02	7.37%

Tax-Exempt Reserves Investor Class	BETTY U BERG TRUSTEE BETTY U BERG REV LIVING TRUST U/A DTD 09/09/1997 c/o BofA ADVISORS, LLC 100 FEDERAL STREET BOSTON, MA 02110	233,769.75	6.74%

Tax-Exempt Reserves Investor Class	ORIANA M MCKINNON c/o BofA ADVISORS, LLC 100 FEDERAL STREET BOSTON, MA 02110	214,441.73	6.18%

Tax-Exempt Reserves Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	217,850.59	100.00%

Tax-Exempt Reserves Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	3,112,061,295.31	99.12%

Treasury Reserves Adviser Class	BANK OF AMERICA OF TEXAS NA GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST DALLAS TX 75202-3908	895,032,011.64	36.26%

Treasury Reserves Adviser Class	BANK OF AMERICA N.A. SWP DISBURSEMENT NC BANK OF AMERICA NA SWEEP/AUTOBORROW 401 N TRYON ST CHARLOTTE NC 28202-2196	1,320,000,000.00	53.48%

90

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Treasury Reserves Adviser Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	129,904,789.46	5.26%

Treasury Reserves Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	1,390,599,700.86	29.24%

Treasury Reserves Capital Class	HARTFORD LIFE-GOLDMAN MORTGAGE BACKED DIVISION ATTN JOHN PADDEN 500 BIELENBERG DR WOODBURY MN 55125-4447	1,541,631,435.25	32.41%

Treasury Reserves Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	1,002,849,103.75	21.09%

Treasury Reserves Capital Class	THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	279,818,098.05	5.88%

Treasury Reserves Daily Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	121,842,380.00	94.57%

Treasury Reserves Institutional Capital	FIM FUNDING 100 FEDERAL ST BOSTON MA 02110-1802	100,000.00	100.00%

Treasury Reserves Institutional Class	BANK OF AMERICA OF TEXAS NA GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST DALLAS TX 75202-3908	79,000,000.00	22.35%

Treasury Reserves Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	122,741,254.95	34.73%

91

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Treasury Reserves Institutional Class	PENSON FINANCIAL SERVICES INC ATTN REBECCA FELTS 1700 PACIFIC AVE STE 1400 DALLAS TX 75201-4609	71,257,603.84	20.16%

Treasury Reserves Institutional Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	64,562,472.00	18.27%

Treasury Reserves Investor Class	PENSON FINANCIAL SERVICES INC ATTN REBECCA FELTS 1700 PACIFIC AVE STE 1400 DALLAS TX 75201-4609	4,180,261.08	59.09%

Treasury Reserves Investor Class	THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	2,558,024.07	36.16%

Treasury Reserves Investor II Class	THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	96,672,023.90	98.43%

Treasury Reserves Liquidity Class	BANK OF AMERICA N.A. SWP DISBURSEMENT NC BANK OF AMERICA NA SWEEP/AUTOBORROW 401 N TRYON ST CHARLOTTE NC 28202-2196	45,000,000.00	37.67%

Treasury Reserves Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	64,041,124.26	53.60%

Treasury Reserves Liquidity Class	FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	9,371,688.25	7.84%

Treasury Reserves Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	763,061,667.02	99.91%

92

As of November 30, 2011, the name, address and percentage of ownership of each person who may be deemed to be a "control person" (as that term is defined in the 1940 Act) of the Funds because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
California Tax-Exempt Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	478,066,371.46	73.37%

Cash Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	3,346,585,309.87	29.02%

Cash Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	2,987,452,785.81	25.91%

Connecticut Municipal Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	107,567,848.65	99.20%

Government Plus Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	257,539,829.86	38.46%

Government Plus Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	235,079,818.39	35.11%

Government Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	2,702,774,802.82	43.91%

Massachusetts Municipal Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	209,820,194.84	98.92%

93

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Money Market Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	4,542,728,440.96	57.16%

Municipal Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	1,278,044,764.48	33.76%

Municipal Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	1,037,331,461.09	27.40%

New York Tax-Exempt Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	389,547,269.83	96.60%

Tax-Exempt Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	4,513,135,873.30	95.39%

Bank of America, N.A. is a national banking association organized under the laws of the United States, 101 South Tryon Street, Charlotte, North Carolina 28255. In 2010, Bank of America Securities, LLC merged into Merrill Lynch, Pierce, Fenner & Smith, Incorporated, a broker-dealer and investment adviser, organized under the laws of Delaware. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated.

94

APPENDIX A—DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the BofA Funds Family. Please refer to a Fund's prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR'S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

•  AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

•  AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

•  A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•  BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

•  BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

•  BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

•  B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

•  CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

•  CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

•  C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

•  CI rating is reserved for income bonds on which no interest is being paid.

•  D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

•  SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

•  SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

•  A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

•  A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Municipal Bonds

•  Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

•  Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

•  A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

•  Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

•  Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

•  B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•  Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•  Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•  C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

•  MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•  MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•  MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

•  AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

•  AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

•  A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

•  BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

•  BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

•  B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

•  CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

•  CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

•  C bonds are in imminent default in payment of interest or principal.

•  DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

•  F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

•  F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

•  F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

•  F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

•  F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

•  B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

•  C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

•  D obligations are in actual or imminent payment default.

APPENDIX B—PROXY VOTING POLICIES AND PROCEDURES

BofA Advisors Proxy Voting Policy

Creation Date	00/00/00

Last Review Date	November 2011

Implementation Date	January 2012

Rule 206(4)-6 under the Investment Advisers Act of 1940

Applicable Laws, Regulations or Other Identified Risks	Form N-PX ERISA Department of Labor Bulletin 08-2 Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

I.  Policy Statement

An investment adviser that exercises voting authority over clients' proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser's policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act ("ERISA") accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

II.  Policy Scope/Applicability

Given that BofA Advisors, LLC's (the "Advisor") investments are generally limited to short-term fixed income securities, the Advisor does not typically purchase equity or other securities that have voting rights; however, from time to time the Advisor may purchase securities for its client accounts that have voting rights. The Advisor has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interests of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management ("GWIM") Investment Operations Group, the Investment group (particularly, the Chief Investment Officer's Office), as well as to BofA Global Capital Management, LLC ("BACM") Compliance and Legal. BACM Compliance and the Business Unit ("BU") must adopt written procedures to implement this Policy.

All proxies regarding client securities for which the Advisor has authority to vote will, unless the Advisor determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by the Advisor to be in the best interest of the Advisor's clients without regard to any resulting benefit or detriment to the Advisor, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as the Advisor determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, the Advisor will vote as the client clearly instructs, provided the Advisor receives such instructions in time to act accordingly. Information regarding the Advisor's proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within the Advisor and with the Advisor affiliates. Advisory clients, including mutual funds' and other funds' boards, may obtain information on how their proxies were voted by the Advisor. However, the Advisor will not selectively disclose its investment company clients' proxy voting records to third parties. Rather, the investment company clients' proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

The Advisor endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, are subject to certain general exceptions described below.

The Advisor seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). The Advisor's Proxy Voting Policy and practices are summarized in its Form ADV. Additionally, the Advisor will provide clients with a copy of the Proxy Voting Policy, as it undergoes an annual review and may be updated from time to time, upon request.

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III.  Policy Requirements

GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. GWIM Investment Operations' monitoring of the proxy voting process will take into account the following elements: (1) periodic review of the proxy vendor's votes to ensure that the proxy vendor is accurately voting consistent with Advisor's Voting Guidelines (see Appendix A); and (2) review of the BofA Funds' website to ensure that annual proxy voting reports are posted in a timely and accurate manner. The Advisor has established an Investment Oversight Committee ("IOC") which is responsible for overseeing the proxy voting process.

The specific responsibilities of the IOC and scope of its oversight are described in the IOC's charter.

ADVISOR'S INVESTMENT ASSOCIATES' RESPONSIBILITIES

Under the Advisor's Voting Guidelines, (Appendix A) certain matters must be determined on a case-by-case basis. In general, GWIM Investment Operations will refer these matters to the appropriate portfolio managers or designated investment-team individuals.

In considering a particular proxy matter, the portfolio managers or designated investment-team individuals must vote in the clients' best interest as defined above. Information regarding the Advisor's proxy voting decisions is confidential information. Therefore, portfolio managers and designees generally must not discuss proxy votes with any person outside of the Advisor and within the Advisor except on a need to know basis only.

Portfolio managers and designated investment-team individuals must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest—Additional Procedures). A portfolio manager or designee must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B—Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the portfolio manager or designee is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to GWIM Investment Operations.

Portfolio managers and designated investment-team individuals should seek advice from BACM Compliance or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by the Advisor, a Advisor affiliate[1], or an Advisor associate that creates an incentive (or appearance thereof) to favor the interests of the Advisor, the affiliate, or associate, rather than the clients' interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by an Advisor affiliate, but there is a possibility that an Advisor affiliate could cause a conflict. The Advisor may have a conflict of interest if either the Advisor has a significant business relationship with a company that is soliciting a proxy, or if an Advisor associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be "material" to the extent that a reasonable person could expect the conflict to influence the Advisor's decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, the Advisor will seek to resolve said conflict in the clients' best interests.

For those proxy proposals that: (1) are not addressed by the Advisor's proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an Advisor investment associate believes that an exception to the guidelines may be in the best economic interest of the Advisor's clients (collectively, "Proxy Referrals"), the Advisor may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, BACM Compliance identifies companies with which the Advisor has significant business relationships and Proxy Referrals of such companies will be voted consistent with the Advisor's conflicts management procedures described below. For Proxy Referrals that do not involve companies with which the Advisor has a significant business relationship the relevant Advisor investment personnel (i.e. portfolio

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manager, designated investment-team individual, members of IOC) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to BACM's Conflicts Officer in writing (see Appendix B). In the event any member of the IOC has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee's determination of whether and/or how to vote in the matter.

If the IOC, the Chairperson of the IOC, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, the Advisor will invoke one or more of the following conflict management procedures:

•  Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be the Advisor's proxy voting agent);

•  Causing the proxies to be delegated to a qualified, independent third party, which may include the Advisor's proxy voting agent; or

•  In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to the Advisor's clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

The Advisor considers (1) proxies solicited by open-end and closed-end investment companies for which the Advisor or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation ("BAC") or other public companies within the BAC organization to present a material conflict of interest for the Advisor. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest—Additional Procedures

In certain circumstances, the Advisor follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. The Advisor reviews its proxy vendor's conflicts of interest procedures as part of its oversight of the proxy vendor's services.

The Advisor and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy.

Ownership Limits—Delegation of Proxy Voting to an Independent Third Party

From time to time, the Advisor may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer's voting securities that the Advisor can hold for clients (collectively, "Ownership Limits").

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, the Advisor may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Advisor's proxy voting agent.

PROXY VOTING GUIDELINES

A. Advisor's Proxy Voting Guidelines—General Practices.

The IOC has adopted the guidelines for voting proxies specified in Appendix A of this policy. The Advisor uses an independent, third-party proxy vendor to implement its proxy voting process as the Advisor's proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to Advisor's Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the IOC consider voting the

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proxy other than according to such Guidelines and provide information as the IOC may request. The IOC may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1. New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the IOC may develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3. Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4. Proxies of International Issuers. In general, the Advisor will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that the Advisor determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the IOC and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5. Proxies of Investment Company Shares. Proposals on issues other than affiliated investment companies (previously described) will be voted on the specific instruction of the IOC.

IV.  Roles and Accountabilities

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the BU to implement the policy. The IOC has ultimate responsibility for the implementation of this Policy.

V.  Controls and Monitoring

Controls

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day to day operations of the proxy voting process. The Proxy Group's monitoring will take into account the following elements: (1) periodic review of the proxy vendor's votes to ensure that the proxy vendor is accurately voting consistent with the Advisor's Voting Guidelines; and (2) review of the BofA Funds' website to ensure that annual proxy voting reports are posted in a timely and accurate manner. In addition, the Advisor has established the IOC which oversees the Proxy Voting Policy. Finally, BACM Compliance has adopted the BACM Compliance Proxy Voting Procedure that oversees Conflict of Interest and the proxy voting process.

Monitoring

BACM Compliance and/or Corporate Audit may perform periodic reviews and assessments of the BU, including a review of BACM's compliance with the Proxy Voting Policy.

VI.  Reporting and Escalation/Exceptions

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the IOC. Issues involving potential or actual conflicts of interest should be promptly communicated to the BACM Conflicts Officer.

VII.  Recordkeeping

The Advisor will create and maintain records of each investment company's proxy record for 12-month periods ended June 30th. The Advisor will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which the Advisor was entitled to vote:

•  The name of the issuer of the security;

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•  The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•  The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•  The shareholder meeting date;

•  A brief identification of the matter voted on;

•  Whether the matter was proposed by the issuer or by a security holder;

•  Whether the company cast its vote on the matter;

•  How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•  Whether the company cast its vote for or against management.

The BU and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document	Responsible Party
Investment Oversight Committee Meeting Minutes and Related Materials	Secretary of Investment Oversight Committee

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by the Advisor that was material to making a voting decision or that memorializes the basis for the voting decision)	GWIM Investment Operations

Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	BACM Compliance

Client Communications Regarding Proxy Matters	Client Service Group

Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC's EDGAR System	GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of BACM or support partner for the first three years.

VIII.  Questions/Contact Information

Please contact Amy Amato with any questions regarding this policy.

Policy Attributes

Policy Number	3.3.4

Policy Owner:	Amy Amato BACM Compliance

LOB/ ECF Contact	Paul Quistberg

Risk Category:	Compliance

Policy Review Frequency:	Annual

Next Review Date:	June 2012

Governance Body:	Investment Oversight Committee

Jurisdiction:	United States

Legal Entity:	BofA Advisors, LLC

Risk Framework:	No

Version Number:

[1] Bank of America Corporation ("BAC"), the ultimate corporate parent of Advisor, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give

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rise to the appearance of a conflict of interest between BAC or its affiliates and those of Advisor -advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with Advisor's duty, in the proxy voting process, to act in the best economic interest of its clients.

APPENDIX A

BofA Advisor's VOTING GUIDELINES

A. The Advisor has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

BofA Advisors, LLC (the "Advisor") generally will vote FOR:

•  Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management or affiliated with the company (such as a former executive officer) ("Affiliated with the Company").

  However, the Advisor generally will WITHHOLD votes from pertinent director nominees if:

  (i)  the board as proposed to be constituted would have more than one-third of its members from management or Affiliated with the Company;

  (ii)  the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as the Advisor's proxy voting agent may determine (subject to the Investment Oversight Committee's ("IOC's") contrary determination of independence or non-independence);

  (iii)  the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters—ratification of the appointment of auditors);

  (iv)  a director serves on more than six public company boards;

  (v)  the CEO serves on more than two public company boards other than the company's board.

  On a CASE-BY-CASE basis, the Advisor may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•  Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

•  Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

The Advisor generally will vote FOR:

•  Proposals to create or eliminate positions or titles for senior management. The Advisor generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

  °  Established governance standards and guidelines.

  °  Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.

  °  Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

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  °  A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

  °  Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

  °  The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•  Proposals that grant or restore shareholder ability to remove directors with or without cause.

•  Proposals to permit shareholders to elect directors to fill board vacancies.

•  Proposals that encourage directors to own a minimum amount of company stock.

•  Proposals to provide or to restore shareholder appraisal rights.

•  Proposals to adopt majority voting, except in cases of a contested election.

•  Proposals to adopt majority voting and eliminate cumulative voting where such proposals are bundled together.

•  Proposals for the company to adopt confidential voting.

The Advisor will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

The Advisor generally will vote AGAINST:

•  Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•  Proposals that give management the ability to alter the size of the board without shareholder approval.

•  Proposals that provide directors may be removed only by supermajority vote.

•  Proposals to eliminate majority voting, except in cases of a contested election.

•  Proposals which allow more than one vote per share in the election of directors.

•  Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•  Proposals that mandate a minimum amount of company stock that directors must own.

•  Proposals to limit the tenure of independent directors.

The Advisor will vote on a CASE-BY-CASE basis in contested elections of directors.

The Advisor generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•  Reimbursement of proxy solicitation expenses taking into consideration whether or not the Advisor was in favor of the dissidents.

•  Proxy contest advance notice. The Advisor generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•  The Advisor will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•  The Advisor will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

The Advisor generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards except that the Advisor will vote on a CASE-BY-CASE basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the

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Advisor's proxy voting service, for the correlation of the company's compensation program with its performance. However, the Advisor generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the IOC. The IOC will then consider the circumstances surrounding the issue and vote in the best interest of the Advisor's clients. The Advisor requires that management provide substantial justification for the re-pricing of options.

The Advisor generally will vote FOR:

•  Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•  Proposals to put option re-pricing to a shareholder vote.

•  Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•  Proposals for the remuneration of auditors if no more than 50% of the total fees come from non audit activity.

•  Proposals for annual advisory votes on executive compensation.

The Advisor generally will vote AGAINST:

•  Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or re-pricing of out-of-the money options.

•  Proposals to authorize the replacement or re-pricing of out-of-the money options.

•  Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, the Advisor will recommend on such proposals on a CASE-BY-CASE basis

The Advisor will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

The Advisor will vote on a CASE-BY-CASE basis proposals regarding approval of severance payments or awards following the death of a senior executive.

3. Capitalization

The Advisor generally will vote FOR:

•  Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization. For companies recognizing preemptive rights for existing shareholders, the Advisor generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. For companies that do not recognize preemptive rights for existing shareholders, the Advisor generally will vote FOR general issuance proposals that increase the authorized shares by no more than 5%. The Advisor will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders that increase authorized shares by more than 5%.

•  Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•  Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•  Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

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The Advisor will evaluate on a CASE-BY-CASE basis proposals regarding:

•  Management proposals that allow listed companies to de-list and terminate the registration of their common stock. The Advisor will determine whether the transaction enhances shareholder value by giving consideration to:

  °  Whether the company has attained benefits from being publicly traded.

  °  Cash-out value

  °  Balanced interests of continuing vs. cashed-out shareholders

  °  Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

The Advisor will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

The Advisor generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, the Advisor generally will vote as follows:

Poison Pills

•  The Advisor votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•  The Advisor generally votes FOR shareholder proposals to eliminate a poison pill.

•  The Advisor generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•  The Advisor will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

•  The Advisor will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•  The Advisor will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

The Advisor generally will vote FOR:

•  Bylaw amendments giving holders of at least 15% of outstanding common stock the ability to call a special meeting of stockholders.

•  Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

The Advisor generally will vote FOR:

•  Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•  Proposals to ratify the appointment of auditors, unless any of the following apply in which case the Advisor will generally vote AGAINST the proposal:

  °  Credible reason exists to question:

•  The auditor's independence, as determined by applicable regulatory requirements.

•  The accuracy or reliability of the auditor's opinion as to the company's financial position.

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  °  Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

•  Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•  Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

The Advisor generally will vote AGAINST:

•  Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•  Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•  Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

The Advisor will vote AGAINST:

•  Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

The Advisor will vote on a CASE-BY-CASE basis:

•  Proposals to change the location of the company's state of incorporation. The Advisor considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•  Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

The Advisor generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. The Advisor may, on a CASE-BY-CASE basis, vote:

•  FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•  FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

The Advisor generally will vote FOR:

•  Most stock (scrip) dividend proposals. The Advisor votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•  Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

•  Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•  Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

•  Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case the Advisor will evaluate the proposal on a CASE-BY-CASE basis.

•  Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

The Advisor will generally vote FOR proposals to approve Directors' Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case the Advisor will evaluate the proposal on a CASE-BY-CASE basis.

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BofA Advisors Proxy Voting Policy

The Advisor will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•  The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of the Advisor categorization rules and the Dutch Corporate Governance Code.

•  No call/put option agreement exists between the company and the foundation.

•  There is a qualifying offer clause or there are annual management and supervisory board elections.

•  The issuance authority is for a maximum of 18 months.

•  The board of the company-friendly foundation is independent.

•  The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•  There are no priority shares or other egregious protective or entrenchment tools.

•  The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•  Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

The Advisor will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•  Board structure

•  Attendance at board and committee meetings.

The Advisor will WITHHOLD votes from directors who:

•  Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

•  Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•  Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•  Are interested directors and sit on the audit or nominating committee; or

•  Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

The Advisor will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•  Past performance relative to its peers

•  Market in which fund invests

•  Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•  Past shareholder activism, board activity and votes on related proposals

•  Strategy of the incumbents versus the dissidents

•  Independence of incumbent directors; director nominees

•  Experience and skills of director nominees

•  Governance profile of the company

•  Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

The Advisor will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•  Past performance as a closed-end fund

•  Market in which the fund invests

•  Measures taken by the board to address the discount

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BofA Advisors Proxy Voting Policy

•  Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

The Advisor will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•  Proposed and current fee schedules

•  Fund category/investment objective

•  Performance benchmarks

•  Share price performance as compared with peers

•  Resulting fees relative to peers

•  Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

The Advisor will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

The Advisor will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•  Stated specific financing purpose

•  Possible dilution for common shares

•  Whether the shares can be used for anti-takeover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

The Advisor will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•  Potential competitiveness

•  Regulatory developments

•  Current and potential returns

•  Current and potential risk

The Advisor generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

The Advisor will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•  Fund's target investments

•  Reasons given by the fund for the change

•  Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

The Advisor will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

The Advisor will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

•  Political/economic changes in the target market

•  Consolidation in the target market

•  Current asset composition

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BofA Advisors Proxy Voting Policy

Change in Fund's Sub-classification:

The Advisor will vote on a CASE-BY-CASE basis proposals to change a fund's sub-classification, considering the following factors:

•  Potential competitiveness

•  Current and potential returns

•  Risk of concentration

•  Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

The Advisor will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•  Strategies employed to salvage the company

•  Past performance of the fund

•  Terms of the liquidation

Changes to the Charter Document:

The Advisor will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•  The degree of change implied by the proposal

•  The efficiencies that could result

•  The state of incorporation; net effect on shareholder rights

•  Regulatory standards and implications

The Advisor will vote FOR:

•  Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•  Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

The Advisor will vote AGAINST:

•  Proposals enabling the Board to:

  °  Change, without shareholder approval the domicile of the fund

  °  Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

The Advisor will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•  Regulations of both states

•  Required fundamental policies of both states

•  The increased flexibility available

Authorizing the Board to Hire and Terminate Sub-advisors Without Shareholder Approval:

The Advisor will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

The Advisor will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•  Fees charged to comparably sized funds with similar objectives

•  The proposed distributor's reputation and past performance

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BofA Advisors Proxy Voting Policy

•  The competitiveness of the fund in the industry

•  Terms of the agreement

Master-Feeder Structure:

The Advisor will vote FOR the establishment of a master-feeder structure.

Mergers:

The Advisor will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•  Resulting fee structure

•  Performance of both funds

•  Continuity of management personnel

•  Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

The Advisor will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While the Advisor favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

The Advisor will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

The Advisor will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•  Performance of the fund's NAV

•  The fund's history of shareholder relations

•  The performance of other funds under the adviser's management

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BofA Advisors Proxy Voting Policy

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Individuals participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to the BofA Global Capital Management ("BACM") Conflicts of Interest Officer.

___________________________________________________________________________________________

Issuer and Proxy Matter: ______________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________

1.  Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer1?

  _____________________________________________________________________________________

  _____________________________________________________________________________________

2.  Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

  _____________________________________________________________________________________

  _____________________________________________________________________________________

3.  Have you discussed this particular proxy proposal with anyone outside of BACM's investment group2?

  _____________________________________________________________________________________

  _____________________________________________________________________________________

4.  Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

  _____________________________________________________________________________________

  _____________________________________________________________________________________

Name: _____________________________________________________________________________________

__________________________________________________________________________________________

Signed: ____________________________________________________________________________________

__________________________________________________________________________________________

Date: ______________________________________________________________________________________

(1) Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.

(2) Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

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BofA Advisors Proxy Voting Policy

APPENDIX C

BofA Advisors, LLC Proxy Vote Recommendation/Investment Oversight Committee Request Form

Name of Investment Associate: __________________________________________________

Company Name: ______________________________________________________________

Overview of Proxy Vote and Meeting Date: ________________________________________

__________________________________________________________________________

Proxy Agenda Item(s)

Description of Item: ___________________________________________________________

___________________________________________________________________________

(The above information will be pre-populated by GWIM Investment Operations.)

Recommendation (FOR, AGAINST, ABSTAIN) including brief rationale: _______________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

Please attach any supporting information other than analysis or reports provided by GWIM Investment Operations.

___________________________________________________________________________

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed "Conflicts of Interest Disclosure and Certification Form" to BACM Compliance (Conflicts Officer).

___________________________________________________________________________________________

Send Completed Forms to:

GWIM Investment Operations or in the case of Proxy Votes to be referred to the Investment Oversight Committee, submit this form and materials to the Chair of the Investment Oversight Committee

© 2010 Bank of America CorporationProprietaryPage 16 of 16

APPENDIX C—DESCRIPTION OF CERTAIN STATE CONDITIONS AND FACTORS

The following discussion regarding certain economic, financial and legal matters pertaining to the states, U.S. territories and possessions referenced below, and their political subdivisions is drawn from preliminary or final official statements or other offering documents relating to specific securities offerings of those states, U.S. territories and possessions, budget and finance documents issued by the state and/or its political subdivisions and agencies and other publicly available documents, dated as of various dates prior to the date of this SAI, and do not purport to be complete descriptions or a complete listing of all relevant factors. The information has not been updated nor will it be updated during the year. The BofA Funds and its counsel have not independently verified any of the information contained in preliminary or final official statements or other offering documents cited below and are not expressing any opinion regarding the completeness or materiality of such information.

Estimates and projections, if any, contained in the following summaries should not be construed as statements of fact; such estimates and projections are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved. Discussions regarding the financial condition of a particular state or U.S. territory or possession government may not be relevant to Municipal Obligations issued by political subdivisions of that state or U.S. territory or possession. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these states, U.S. territory or possessions. The information provided below is subject to change at any time. Any such change may adversely affect the financial condition of the applicable state, U.S. territory or possession.

California

The following information is based on the disclosure contained in Appendix A of the Preliminary Official Statement, dated November 10, 2011, as supplemented by the Supplement, dated November 16, 2011 (collectively, the "Preliminary Official Statement"), provided by the State of California (the "State" or "California") in connection with the proposed issuance of the Lease Revenue Bonds (The Regents of the University of California) 2011 Series G (Various University of California Projects) by the State Public Works Board of the State of California.

Current Economic Condition.

California's economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

During the recent recession, which officially ended in 2009, the State experienced the most significant economic downturn since the Great Depression of the 1930s. As a result of continuing weakness in the State economy, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls. Most recently, the State's economy has grown slowly, and the Budget Act for the 2011-12 fiscal year adopted on June 30, 2011, together with related budget legislation (the "2011 Budget Act"), projects continuing growth in the State's major revenue sources from the recession's low point.

In its most recent report from May 2011, the State's Department of Finance described the California economy as being in the midst of a modest, drawn-out recovery. The private sector—outside of homebuilding—was providing most of the growth in the economy. Construction and real estate have been showing little growth. Export-driven and high-technology sectors were doing relatively well based on the combination of strong Asian economies and a weak U.S. dollar. Some recent indicators, mainly labor market statistics, have been weak. Public sector employment, normally a source of stability, experienced unprecedented reductions during and after the recession. The May 2011 economic projection reflects a significant drop in State and local government employment in 2009 and 2010, and foresees more losses during 2011. The return to pre-recession conditions is expected to be slow and uneven.

Since the release of the Department of Finance's May 2011 economic projections, U.S. and global stock and credit markets have experienced significant volatility. If this volatility continues, it could slow the economy and weaken revenues. These developments have led various forecasters to lower their outlook for near term economic growth. While most forecasters have raised their estimates of the risk of another recession, they still project that one will be avoided. These developments, and their potential negative impact on the California economy, will be reflected in the Department of Finance's upcoming economic projections. The impact on State revenues will not be known until the upcoming economic and revenue forecast is completed later in the fall of 2011.

Population and Employment. The State is by far the most populous state in the nation, nearly 50% larger than the second-ranked state according to the 2010 U.S. Census. The State's April 2010 population of about 37.3 million represented over 12% of the total United States population.

The State unemployment rate reached a high of 12.5% in late 2010. The rate improved thereafter, falling to 11.7% in May 2011, but rising to 12.0% for July 2011. In comparison, the national unemployment rate was 9.1% in July.

Real Estate and Building Activity. The State's housing sector began a meager recovery during 2009 and the early months of 2010 in response to the federal home buyers tax credit. Existing home sales stabilized around the half-million unit rate (seasonally-adjusted and annualized) and the median sales price rose by 10% in 2010 from 2009, bringing the median price of these homes to approximately $300,000. Unsold inventory trended downward in 2009, as did the number of days needed to sell a home. However, the housing market indicators worsened during the middle of 2010 after the expiration of the federal home buyers tax credit. Housing market indicators again appeared to stabilize during the early months of 2011.

Additional foreclosures may result from the resetting of interest rates on adjustable rate mortgages through 2012, the commencement of the requirement to begin repayment of principal with interest during the same period on mortgages that were previously in an interest-only mode, and the expiration of the mortgage foreclosure relief program of the federal government called Homeowners Affordability and Stability Plan. The impact of the interest rate resetting could be mitigated if the resets are spread out over multiple years, and may be further mitigated if mortgage interest rates remain low.

The worst of the housing slump, though, was likely reached in 2009. Home building permitting—which suffered a long, steady three-year decline starting in 2005—bottomed out early in 2009. New residential construction measured by permits issued had fallen almost 90% in 2009 from its peak in 2004, and nonresidential construction in 2009 was valued at about one quarter of the peak valuation in 2008. Home building permitting during 2010 was up over 22% year-over-year, but remained at a very low level—only about 40% of the pre-recession levels. During the first five months of 2011, construction activity made modest gains with new home permitting rising almost 5% from the same months of 2010, and nonresidential construction value up 12%.

State Finances and the State Budget.

The State receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax and corporation tax (which collectively constitute nearly 90% of total General Fund revenues and transfers). The State expends money on a variety of programs and services. Significant elements of State expenditures include education (both kindergarten through twelfth grade ("K-12") and higher education), health and human services, and correctional programs.

The 2011 Budget Act (for fiscal year 2011-12), which was signed by the Governor on June 30, 2011, closes a $26.6 billion projected budget gap and makes substantial progress in addressing the State's long term structural budget deficit. It also shifts certain program responsibilities to local government (and provides certain funding for such program responsibilities to local governments).

The 2011 Budget Act makes substantial cuts to State programs in order to bring expenditures more in line with available resources, including slightly over $15 billion in expenditure reductions over a two-year period. Expenditure reductions include significant cuts to Medi-Cal, Mental Health Services, and CalWORKs, among others in the Health and Human Services area, and reductions in K-12 education spending and support for the University of California and California State University systems. The 2011 Budget Act also provides for additional expenditure reductions without further action of the Legislature (called "trigger cuts") in the event that the revenue projections in the 2011 Budget Act are not realized.

The economic downturn of the last few years adversely affected the State's budget situation. To exacerbate the problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a "structural" budget deficit. This structural deficit was due in part to overreliance on temporary remedies, including one-time revenues, internal borrowing, payment deferrals, accounting shifts and expenditure reduction proposals that did not materialize.

Despite eliminating a significant portion of the structural deficit in the 2011 Budget Act, the State continues to face major long-term challenges and must address the remaining structural budget deficit and the consequences of budget-balancing actions taken in the past.

State and Local Government Considerations.

The primary units of local government in California are the 58 counties, which range in population from approximately 1,100 in Alpine County to approximately 10.4 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services.

The fiscal condition of local governments was changed when Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. (The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.)

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

There can be no assurances that the State will not continue to face fiscal stress and cash pressures and that such circumstances will not become more difficult, or that other impacts of the current economic situation will not further materially adversely affect the financial condition of the State.

Connecticut

The following information is based on the disclosure contained in the Official Statement, dated November 2, 2011 (the "Official Statement"), provided by the State of Connecticut (the "State" or "Connecticut") in connection with the issuance of $700,820,000 State of Connecticut General Obligation Bonds.

State Economy

Connecticut is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York. Connecticut had a population count of 3,574,097 in April 2010, an increase of 168,532, or 4.9%, from the 3,405,565 figure of 2000.

Connecticut's economic performance is measured by personal income, which has been among the highest in the nation, and gross state product (the market value of all final goods and services produced by labor and property located within the State), which demonstrated slower growth in the early 2000s, but expanded at a healthy pace in 2004, surpassing the New England growth rates for the period from 2000 to 2009. Since then, Connecticut's annual growth in gross state product has mostly performed better than the New England region, but mostly slower than the nation.

The Budgetary Process

Balanced Budget Requirement. In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides a framework for a cap on budget expenditures. The constitutional limitation on general budget expenditures does not include expenditures for the payment of bonds, notes, or other evidences of indebtedness. There is no statutory or constitutional prohibition against bonding for general budget expenditures.

Biennium Budget. The State's fiscal year begins on July 1 and ends on June 30. The General Statutes require that the budgetary process be on a biennium basis.

2011-2013 Biennium Budget

Budget for Fiscal Years 2011-2012 and 2012-2013. On May 3, 2011, the General Assembly passed An Act Concerning The Budget For The Biennium Ending June 30, 2013. The Governor signed the bill into law on May 4, 2011. This act makes general fund appropriations of $18,350.3 million in fiscal year 2011-12 and $18,781.8 million in fiscal year 2012-13. The budget is projected to result in a surplus of $369.3 million in fiscal year 2011-12 and $634.8 million in fiscal year 2012-13. The budget includes savings of $1.0 billion annually from state employee concessions. On August 18, 2011, the Governor reached an agreement with the state employee unions which achieved the requisite number of votes and the number of bargaining groups required to ratify the agreement with the administration.

State Debt

Constitutional Provisions. The State has no constitutional limit on its power to issue obligations or incur debt, except that it only may borrow for public purposes. Therefore, state statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters.

Statutory Authorization and State Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and the State General Obligation Bond Procedure Act. As of October 1, 2011, there was approximately $14.673 billion of direct general obligation bond indebtedness outstanding.

Pension and Retirement Systems; Other Post-Employment Benefits

The State sponsors several public employee retirement systems. Actuarial valuations are performed with respect to such systems at regular intervals.

The State Employees' Retirement Fund is one of the systems maintained by the State with approximately (i) 50,064 active members, consisting of 36,649 vested members and 13,415 non-vested members, (ii) 1,602 deferred vested members, and (iii) 41,782 retired members and beneficiaries as of June 30, 2010.

As of June 30, 2011, the market value of the State Employees' Retirement Fund's investment assets was $8,980,628,985. The market value of the fund's investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions. The actuarial valuation dated November 15, 2010 indicated that the State Employees' Retirement Fund had assets with an actuarial value of $8,787.2 million as of June 30, 2009 and $9,349.6 million as of June 30, 2010. A November 2010 actuarial valuation also indicated that as of June 30, 2010, the State Employees' Retirement Fund had actuarial accrued liabilities of $21,054.2 million and an unfunded actuarial accrued liability of $11,704.6 million.

The Teachers' Retirement Fund, administered by the Teachers' Retirement Board, provides benefits for any teacher, principal, supervisor, superintendent or other eligible employee in the public school systems of the State, with certain exceptions. As of June 30, 2010, there were (i) 63,998 active and former employees, consisting of 51,368 active members, 1,315 inactive vested members and 11,315 inactive non-vested members, (ii) 30,219 retired members and beneficiaries, and (iii) 274 members on disability allowance.

As of June 30, 2011, the market value of the Teacher's Retirement Fund's investment assets was $14,143,881,048. The market value of the fund's investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions. A November 3, 2010 actuarial valuation also indicated that the Teachers' Retirement Fund had assets with an actuarial value of $14,875.4 million as of June 30, 2009 and $14,430.2 million as of June 30, 2010. The November 2010 actuarial valuation also indicated that as of June 30, 2010, the Teachers' Retirement Fund had actuarial accrued liabilities of $23,495.9 million and an unfunded actuarial accrued liability of $9,065.7 million.

The State also provides post-retirement health care and life insurance benefits to all employees who retire from State employment. The State currently finances the cost of such benefits on a pay-as-you-go basis. Implementation of GASB Statement No. 45 regarding accounting and financial reporting for post-employment benefits other than pensions requires the State to obtain an analysis of the unfunded actuarial accrued liability of such post-retirement health care and life insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for fiscal year ending June 30, 2008.

The State received an interim actuarial valuation dated February 16, 2009 with respect to the State's liability for post-retirement health care benefits (not including life insurance benefits) ("OPEB") for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers' Retirement System, based upon the stated assumptions of a March 2007 actuarial report but reflecting actual increases in the State's medical and dental costs between April 1, 2006 and June 30, 2008. The report indicated an OPEB actuarial accrued liability as of June 30, 2007 of up to $23.1 billion and a projected actuarial accrued liability as of June 30, 2008 of up to $24.6 billion on an unfunded basis with no valuation assets available to offset the liabilities of the plan. The interim actuarial valuation determined an employer contribution requirement for fiscal year ending June 30, 2008 of up to $1.66 billion on an unfunded basis, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions.

The Teachers' Retirement Board has received an actuarial valuation dated November 3, 2010 of the State's liability with respect to post-retirement health care benefits for members of the Teachers' Retirement Fund and for retired teachers who are not members of the Teachers' Retirement Board's health benefit plan. The report indicates an actuarial accrued liability as of June 30, 2010 of $2,997.9 million on an unfunded basis, based upon certain stated assumptions including a 4.5% earnings assumption and a 30 year amortization period and no valuation assets available to offset the liabilities of the plan. The actuarial valuation determined a $177.1 million employer contribution requirement for fiscal year ending June 30, 2011 and $184.1 million for fiscal year ending June 30, 2012, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions.

Massachusetts

The following information is based on the disclosure contained in the Information Statement, dated March 15, 2011 (the "2011 Information Statement"), which appears as Appendix A in the Official Statement dated March 23, 2011 (the "March 2011 Official Statement"), provided by the Commonwealth of Massachusetts (the "State" or "Massachusetts") in connection with the issuance by the State of the General Obligation Refunding Bonds, 2011 Series B, and the General Obligation Bonds Consolidated Loan of 2011, Series A, as updated by the Information Statement Supplement, dated November 15, 2011 (together with the 2011 Information Statement, the "Information Statement"), which appears as Appendix A in the Official Statement dated November 15, 2011 (together with the March 2011 Official Statement, the "Official Statements"), provided by the State in connection with the issuance by the State of the General Obligation Revenue Anticipation Notes, 2011 Series A and 2011 Series B.

State Finances and the State Budget.

The Fiscal Year 2011 Budget. On June 30, 2010, the Governor approved the fiscal year 2011 budget, which totaled $27.570 billion. The Governor vetoed approximately $457 million from the budget that was enacted by the Legislature. Such vetoes included $372 million of appropriations funded from additional federal Medicaid matching funds ("FMAP") that were assumed in the budget, but which the United States Congress had not yet approved. (The "FMAP" extension legislation was subsequently approved.) A six-month extension of the enhanced FMAP rate was anticipated in the Governor's fiscal year 2011 budget proposals filed in January 2010, as well as in both the House and Senate versions of the budget. In addition, the budget enacted by the Legislature included $54 million in anticipated federal assistance for needy families that has not yet been approved by Congress. The budget enacted by the Legislature also included approximately $21 million in Lottery revenues in excess of revenue projections given by the State Lottery Commission. The Governor vetoed certain funding in the fiscal year 2011 budget to solve for the exposures anticipated at that time.

The fiscal year 2011 budget included a $100 million withdrawal from the Stabilization Fund, the use of fiscal year 2011 interest earnings on the Stabilization Fund and an additional $95 million in savings by suspending the statutory carryover of the General Fund balance into fiscal year 2012. Taking all that into account, the Stabilization Fund was projected, when the fiscal year 2011 budget was signed into law, to have a $556 million balance at the end of fiscal year 2011. The fiscal 2011 budget also relies on $809 million in remaining available federal funds under the American Recovery and Reinvestment Act of 2009.

On October 15, 2010, the Governor approved supplemental budget legislation that included approximately $419 million in supplemental appropriations in order to preserve program funding for safety net services and public safety functions. This additional funding was supported with $399 million of the $449 million in estimated additional federal revenues to be provided to the Commonwealth in fiscal 2011 from the August 2010 extension of the FMAP rate through June 30, 2011. This leaves $50 million in such revenues unexpended. The legislation also eliminated the planned fiscal 2011 withdrawal of $100 million from the Stabilization Fund and restored the "statutory carry forward" in fiscal 2011, worth approximately $95 million. Of the $419 million in supplemental funding, approximately $327 million was provided for the MassHealth program. The Commonwealth receives additional federal Medicaid reimbursements for these expenditures, leaving the "net" total amount of supplemental funding at approximately $203 million.

On January 4, 2011, the Governor approved $330 million in supplemental appropriations, including $258 million for the MassHealth program, $20 million for the Commonwealth Care Bridge Program and $16 million for the emergency assistance shelter program.

On January 18, 2011 the Secretary of Administration and Finance, in consultation with the chairs of the House and Senate Committees on Ways and Mean and based on available data on tax revenue collections and economic trends, revised the fiscal year 2011 tax revenue estimate from $19.078 billion to $19.784 billion. The Secretary also revised the non-tax revenue estimate to account for, among other non-tax revenue items, the fact that the Secretary no longer expects approximately $160 million in estimated fiscal year 2011 revenues tied to reimbursement for certain costs associated with the Special Disability Workload, owed by the federal government to the Commonwealth, to be received in fiscal year 2011. When the fiscal year 2011 budget was signed into law, it appeared likely that the United States Congress would fund these amounts owed to states before the November 2010 elections. However, the Secretary of Administration and Finance is now less confident that the Commonwealth will receive this amount from the federal government in fiscal 2011.

On January 26, 2011, the Governor filed legislation requesting supplemental fiscal year 2011 appropriations totaling $311.7 million, including $183.3 million for additional payments from the Medical Assistance Trust Fund to hospitals (these payments will be entirely supported by offsetting federal revenues in fiscal 2011), $32.6 million for a reserve for the Trial Court to support collective bargaining increases for OPEIU Local 6, $25 million for additional projected snow and ice removal costs, $14.4 million to support cash assistance caseload spending at the Department of Transitional Assistance, $25 million for additional funding to support Underground Storage Tank reimbursements, $8.2 million for the operations of the Fernald Development Center in Waltham (which has remained open beyond projected closure dates) and $6 million for projected caseload spending by the Department of Housing and Community Development for Emergency Assistance family homeless shelters. In addition, the legislation provides for other requests such as line item transfer authority for MassHealth and the Department of Early Education and Care to manage caseload and utilization changes, and authorization for the Secretary of Administration and Finance to fund the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue. This deposit was suspended in the fiscal 2011 year budget. The value of this deposit is projected to be $95 million and would result in a projected fiscal 2011 ending balance of $770 million in the Stabilization Fund.

Recent Developments Regarding Fiscal Year 2011. Through June 30, 2011, the end of fiscal year 2011, the Governor had approved fiscal year 2011 supplemental appropriations legislation totaling $1.511 billion. After accounting for offsetting revenues (primarily federal Medicaid reimbursements), the net value of the spending is $661.3 million. The fiscal year 2011 supplemental funding amount is somewhat larger than is typical, because it includes the expenditure of a significant amount of enhanced FMAP funds that were made available by the federal government after the Governor approved the original fiscal year 2011 budget. Most of the supplemental funding was necessary to support State safety net programs and services affected by increased caseloads and utilization as a result of the economic downturn, such as the MassHealth program and the emergency family shelters program at the Department of Housing and Community Development. This supplemental funding also included $42 million for costs associated with providing legal representation to indigent persons in criminal and civil court cases and $21.1 million for increased caseloads at the Department of Transitional Assistance. There were also other unanticipated costs, such as increased funding for snow and ice removal, that required supplemental funding.

On October 27, 2011, the Governor approved the final fiscal year 2011 supplemental appropriations bill. (The final supplemental appropriations bill for a particular fiscal year is customarily enacted and approved in the third or fourth month of the ensuing fiscal year.) The bill provides for the deposit of $350 million of fiscal year 2011 year-end surplus resources into the Stabilization Fund. In addition to the Stabilization Fund deposit, the bill provides $132.1 million in additional fiscal year 2011 appropriations and authorizes a further $22 million in already-authorized fiscal year 2011 funding to be made available in fiscal year 2012. Highlights of the supplemental funding include $39 million of fiscal year 2011 surplus funds to support infrastructure projects across the state, $10 million for cities and towns affected by the June 1, 2011, tornado for costs not reimbursed through the Federal Emergency Management Agency, $6.2 million to reimburse cities and towns for a portion of the costs incurred in responding to the December 2008 ice storm, $12 million for judicial operations, $11.2 million for children's clothing allowances under foster care and Transitional Aid for Families with Dependent Children, and $9.5 million to fund a portion of the State's costs of the Low-Income Housing Tax Credit. The legislation authorizes $36.8 million in expenditures ($35.2 million after accounting for offsetting revenues) from fiscal year 2012 resources, which have been included in the updated forecasts for fiscal year 2012 prepared by the Executive Office for Administration and Finance.

On November 2, 2011, the Comptroller issued the fiscal year 2011 Statutory Basis Financial Report ("SBFR"), which closes the books on fiscal year 2011 and incorporates the impact of the fiscal year 2011 final supplemental appropriations bill approved by the Governor on October 27, 2011. As reported in the SBFR, fiscal year 2011 budgeted fund total revenues and other financing sources exceeded fiscal year 2011 budgeted fund total expenditures and other uses by $998 million, and fiscal year 2011 ended with a budgeted fund balance of $1,901 billion. Of that amount, $1,379 billion was reserved in the Stabilization Fund, $400 million was reserved for continuing appropriations and debt service, and $122 million was undesignated.

The Stabilization Fund balance of $1,379 billion at the end of fiscal year 2011 represents a $709 million increase from the close of fiscal year 2010. The $709 million increase in fiscal year 2011 resulted from $9.0 million in Stabilization Fund investment earnings, $1.6 million in statutorily required deposits on account of withholding taxes on certain Lottery winnings, a $350 million deposit authorized in the fiscal year 2011 final supplemental appropriations bill, and statutorily required deposits from the fiscal year 2011 consolidated net surplus of $103.9 million (equal to 0.5% of fiscal year 2011 tax revenues) and $244.8 million (from the remaining consolidated net surplus).

New York

The following information is based on the disclosure contained in the Official Statement, dated November 15, 2011 the "Official Statement"), provided by the State of New York (the "State" or "New York") in connection with the issuance of the General Obligation Bonds, Series 2011A ($478,185,000 Tax-Exempt Bonds), Series 2011B ($21,865,000 Taxable Bonds), Series 2011C ($231,125,000 Tax-Exempt Refunding Bonds), and Series 2011D (Taxable Refunding Bonds).

Current Economic Condition.

The Division of Budget ("DOB") expects the General Fund to end the current fiscal year (i.e., fiscal year 2011) in balance on a cash basis, although risks remain. In fiscal year 2011-12, the State faces a projected budget gap of $10 billion. The budget gaps in future years are projected at $14.9 billion in fiscal year 2012-13, $17.4 billion in fiscal year 2013-14, and $20.9 billion in fiscal year 2014-15. The budget gaps represent the difference between the projected General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments, and the expected level of resources to pay for them (typically referred to as the "current services" or "base" gap). The gaps are based on a number of assumptions and projections developed by the DOB in consultation with other State agencies. The assumptions reflect the impact of current statutory provisions on out-year spending growth. Statutory mandates and entitlements, combined with enrollment increases and assumed reductions in Federal grants, account for a significant portion of projected spending increases. The estimated gaps reflect, in part, the short-term impact of the recession on State tax receipts and economically-sensitive programs, the long-term impact of rapidly growing entitlement programs (especially, Medicaid and School Aid) and other spending commitments, and the phase-out1 of the federal government's increased support for Medicaid, education, and other costs through the federal stimulus funding.

(1) Under the American Recovery and Reinvestment Act ("ARRA"), the federal government increased the matching amount it paid on eligible State Medicaid expenditures from 50% to approximately 62%. This temporary increase in the Federal Medical Assistance Percentage ("FMAP") ends on June 30, 2011. ARRA also provided a temporary increase in federal funding for other governmental services, including aid to public education.

State Finances and the State Budget.

The Governor's Executive Budget, if enacted as proposed, is expected to eliminate the General Fund budget gap of $10 billion in fiscal year 2011-12, and reduce the future projected budget gaps to $2.2 billion in fiscal year 2012-13, $2.5 billion in fiscal year 2013-14, and $4.4 billion in fiscal year 2014-15. The Executive Budget proposes savings of approximately $2.85 billion each for School Aid and Medicaid, $1.4 billion for State agency operations, including a 10% year-to-year reduction in State operations spending in the General Fund, and corresponding reductions in other funds, where appropriate, and $1.8 billion for a range of other programs and activities. The Executive Budget does not recommend any tax increases.

The Governor has appointed advisory commissions charged with redesigning current operations and recommending specific savings from Medicaid, prison closures, and State agency operations. On February 24, 2010, the Medicaid Redesign Team submitted its proposals to achieve $2.85 billion in savings in 2011-12, which is reflected in the Executive Budget. Recommendations by the other commissions are due in the coming months.

To begin addressing the out-year gaps, the Executive Budget proposes limits on the annual growth rates for major programs, including Medicaid and School Aid. The target growth rate for Department of Health Medicaid State Funds spending would be the ten-year average change in the medical component of the Consumer Price Index. The target growth rate for School Aid would be limited to the multi-year average rate of growth in New York State personal income. The Executive Budget includes two-year appropriations and changes to permanent law for Medicaid and School Aid, which are intended to effectively limit the growth in these programs to the target rates.

Under the Executive Budget proposal reflected in the Updated Financial Plan, All Governmental Funds spending, the broadest measure of State spending, would decrease by $3.6 billion (-2.6%) in 2011-12. State Operating Funds disbursements would increase by 2%.

On March 1, 2011, as required by State law, the Executive and Legislature issued a joint report containing a consensus forecast for the economy and estimates of receipts for the current and upcoming fiscal years. The consensus forecast is intended to provide a common agreement on tax receipts as a precursor to legislative deliberations on the Executive Budget proposal. In the consensus forecast report, the parties agreed that tax receipts over the two-year period (2010-11 and 2011-12) were likely to exceed the Executive Budget forecast by approximately $155 million. The consensus forecast will be taken into consideration in negotiations to adopt a budget for 2011-12, but is not reflected in the Updated Financial Plan.

The Debt Reform Act of 2000 limits outstanding State-supported debt to no greater than 4% of New York State personal income, and debt service on State-supported debt to no greater than 5% of All Governmental Funds receipts. The limits apply to all State-supported debt issued after April 1, 2000. The State projects that $33.6 billion of State-supported debt outstanding will be subject to the cap as of March 31, 2011, which is equal to approximately 3.55% of personal income. Debt service subject to the cap will be approximately $3.1 billion, equal to 2.34% of All Governmental Funds receipts.

Based on the updated forecast, debt outstanding and debt service costs over the Updated Financial Plan period are expected to remain below the limits imposed by the Debt Reform Act. However, the available room under the debt outstanding cap is expected to decline from $4.2 billion in 2010-11 to approximately $850 million in 2013-14. The estimates do not include the potential impact of new capital spending that may be authorized in future budgets, or efforts to curtail existing bonded programs. The debt reform projections are sensitive to changes in State personal income levels. Measures to adjust capital spending and debt financing practices will continue to be needed for the State to stay in compliance with the statutory debt limit. The table below reflects the State's available debt capacity, after factoring in the SUNY transaction (as defined in the Official Statement), which adds $152 million to the State's outstanding debt, and other adjustments, such as changes to projected bond-financed capital spending and estimated growth in State personal income over the plan period.

New York City.

The fiscal demands on the State may be affected by the fiscal condition of the City of New York (the "City"), which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The official financial disclosure of The City of New York and the financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, City Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place,

6th Floor, New York, NY 10007. The State assumes no liability or responsibility for any financial information reported by The City of New York.

The staffs of the Financial Control Board for the City of New York ("FCB"), The Office of the State Deputy Comptroller ("OSDC"), the City Comptroller and the Independent Budget Office, issue periodic reports on the City's financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Accountancy and Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

BofA FUNDS SERIES TRUST

PART C

OTHER INFORMATION

ITEM 28.  Exhibits

All references to the “Registration Statement” in the following list of Exhibits refer to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-163352; 811-22357)

(a)(1)	Certificate of Trust dated November 19, 2009, incorporated by reference to the Registration Statement dated November 25, 2009.

(a)(2)	Amended and Restated Declaration of Trust is incorporated by reference to Post-Effective Amendment (“PEA”) No. 1 to the Registration Statement filed on December 29, 2009.

(b)	Not Applicable.

(c)	Not Applicable.

(d)(1)

Form of Investment Advisory Agreement between BofA Advisors, LLC (“BoAA”), formerly known as Columbia Management Advisors, LLC (“CMA”), and the Registrant is incorporated by reference to PEA No. 1 to the Registration Statement filed on December 29, 2009.

(e)(1)

Form of Distribution Agreement between BofA Distributors, Inc. (“BoAD”), formerly known as Columbia Management Distributors, Inc. (“CMD”), and the Registrant is incorporated by reference to PEA No. 1 to the Registration Statement filed on December 29, 2009.

(f)	Not Applicable.

(g)(1)

Form of Master Custodian Agreement between the Registrant and State Street Bank and Trust Company (“State Street”) is incorporated by reference to PEA No. 1 to the Registration Statement filed on December 29, 2009.

(h)(1)	Administration Agreement between the Registrant and BoAA, dated May 1, 2010 is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

(h)(2)

Pooled Repurchase Account Agreement between the Registrant and BoAA (formerly known as CMA), dated December 31, 2009 is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

(h)(3)	Shareholder Administration Plan relating to the Registrant’s Investor II Class Shares, filed herewith.

(h)(4)	Form of Shareholder Administration Plan relating to Registrant’s Institutional Class Shares is incorporated by reference to PEA No. 1 to the Registration Statement filed on December 29, 2009.

(h)(5)	Form of Shareholder Administration Plan relating to Registrant’s Trust Class Shares is incorporated by reference to PEA No. 1 to the Registration Statement filed on December 29, 2009.

(h)(6)	Form of Shareholder Administration Plan relating to Registrant’s Marsico Class Shares is incorporated by reference to PEA No. 1 to the Registration Statement filed on December 29, 2009.

(h)(7)(i)

Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement among Boston Financial Data Services, Inc. (“BFDS”), BoAA and the Registrant is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

(h)(7)(ii)	Form of Amendment to Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement among BFDS, BoAA and the Registrant, filed herewith.

(h)(8)	Form of Mutual Fund Fee and Expense Agreement is incorporated by reference to PEA No. 1 to the Registration Statement filed on December 29, 2009.

(h)(9)	Financial Reporting Services Agreement between BoAA and State Street, dated as of May 1, 2010 is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

(h)(10)	Accounting Services Agreement between BoAA and State Street, dated as of May 1, 2010 is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

(h)(11)	Sub-Administration Agreement between BoAA and State Street, dated as of May 1, 2010 is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

(h)(12)	Form of Indemnification Agreement by and between each member of the Board of Trustees and the Registrant, filed herewith.

(h)(13)

Master Agreement DST FAN Services-Mutual Funds between the Registrant and DST Systems, Inc., dated as of May 1, 2010 is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

(h)(14)

Master Agreement for DST FAN Mail Services TA2000 between the Registrant and DST Systems, Inc., dated as of May 1, 2010 is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

(i)(1)	Opinion of Goodwin Procter LLP, dated December 22, 2011, filed herewith.

(j)	Consent of PricewaterhouseCoopers LLP, filed herewith.

(k)	Not Applicable.

(l)	Investor Letter, dated December 24, 2009 is incorporated by reference to PEA No. 1 to the Registration Statement filed on December 29, 2009.

(m)(1)	Distribution Plan for certain Fund share classes of the Registrant, filed herewith.

(m)(2)	Shareholder Servicing Plan for certain Fund share classes of the Registrant, filed herewith.

(m)(3)	Form of Shareholder Servicing Plan Implementation Agreement between Registrant and CMD is incorporated by reference to PEA No. 1 to the Registration Statement filed on December 29, 2009.

(n)	Rule 18f-3 Multi-Class Plan, filed herewith.

(p)(1)	BofA Funds Family Code of Ethics is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

(p)(2)	Bank of America Asset Management Code of Ethics is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

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(q)(1)

Powers of Attorney for Harrison M. Bains, Paul Glasserman, George J. Gorman, William A. Hawkins, R. Glenn Hilliard, William J. Kelly and Debra J. Perry, dated June 20, 2011, are incorporated by reference to PEA No. 5 to the Registration Statement filed on September 9, 2011.

(q)(2)	Power of Attorney for Michael Pelzar dated May 1, 2010 is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

ITEM 29.  Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.  Indemnification

AMENDED AND RESTATED DECLARATION OF TRUST

Article VII of the Registrant’s Amended and Restated Declaration of Trust provides for the indemnification of the Registrant’s trustees, officers, employees and other agents.  The Trustees may also be entitled to indemnification by contract.  Indemnification of the Registrant’s administrators, distributor, custodian and transfer agents is provided for, respectively, in the Registrant’s:

1.             Administration Agreement with BoAA;

2.             Distribution Agreement with BoAD, formerly known as CMD;

3.             Custody Agreement with State Street; and

4.             Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement with BFDS.

TRUSTEE INDEMNIFICATION AGREEMENT

THE REGISTRANT HAS ENTERED INTO AN INDEMNIFICATION AGREEMENT WITH EACH TRUSTEE PURSUANT TO WHICH THE REGISTRANT SHALL HOLD HARMLESS AND INDEMNIFY OUT OF ITS ASSETS, AND ADVANCE EXPENSES (INCLUDING, WITHOUT LIMITATION, ALL JUDGMENTS, PENALTIES, FINES, AMOUNTS PAID OR TO BE PAID IN SETTLEMENT, ERISA EXCISE TAXES, LIABILITIES, LOSSES, INTEREST, EXPENSES OF INVESTIGATION, ATTORNEYS’ FEES, RETAINERS, COURT COSTS, TRANSCRIPT COSTS, FEES OF EXPERTS, WITNESS FEES, EXPENSES OF PREPARING FOR AND ATTENDING DEPOSITIONS AND OTHER PROCEEDINGS, TRAVEL EXPENSES, DUPLICATING COSTS, PRINTING AND BINDING COSTS, COMPUTERIZED LEGAL RESEARCH COSTS, TELEPHONE CHARGES, POSTAGE, DELIVERY SERVICE FEES, AND ALL OTHER COSTS, DISBURSEMENTS OR EXPENSES OF THE TYPES CUSTOMARILY INCURRED IN CONNECTION WITH PROSECUTING, DEFENDING, PREPARING TO PROSECUTE OR DEFEND, INVESTIGATING, OR ACTING OR PREPARING TO ACT AS A WITNESS IN A PROCEEDING) TO, EACH TRUSTEE (A) AS SPECIFICALLY PROVIDED IN THE AGREEMENT AND (B) OTHERWISE TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW IN EFFECT ON THE DATE OF THE AGREEMENT AND AS SUCH LAW MAY BE AMENDED FROM TIME TO TIME; PROVIDED, HOWEVER, THAT, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NO CHANGE IN APPLICABLE LAW SHALL HAVE THE EFFECT OF REDUCING THE BENEFITS AVAILABLE TO EACH TRUSTEE UNDER THE AGREEMENT BASED ON APPLICABLE LAW AS IN EFFECT ON THE DATE OF THE AGREEMENT.  IN RECOGNITION THAT EACH TRUSTEE SERVES OR SERVED AS A TRUSTEE OF THE REGISTRANT AND ACTS OR ACTED FOR THE REGISTRANT AND NOT A SINGLE PART OR SERIES THEREOF, TO THE FULLEST EXTENT PERMITTED BY THE REGISTRANT’S DECLARATION OF TRUST AS IN EFFECT ON THE DATE OF THE AGREEMENT, THE FOLLOWING EXPENSES PAYABLE BY THE REGISTRANT PURSUANT TO THE AGREEMENT SHALL BE TREATED AS GENERAL EXPENSES OF THE REGISTRANT AND ALLOCATED AND

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CHARGED BETWEEN AND AMONG ANY ONE OR MORE OF THE SERIES OF THE REGISTRANT IN THE MANNER CONTEMPLATED BY THE DECLARATION OF TRUST AS IN EFFECT ON THE DATE OF THE AGREEMENT: (I) ANY EXPENSES WHICH ARE NOT READILY IDENTIFIABLE AS BELONGING TO ANY PARTICULAR SERIES OF THE REGISTRANT, AND (II) ANY EXPENSES THAT WOULD OTHERWISE BE APPORTIONED TO ANY SERIES OF THE REGISTRANT (WHETHER SUCH SERIES EXISTS AT OR PRIOR OR SUBSEQUENT TO THE DATE OF THE AGREEMENT) THAT HAS BEEN, OR AFTER THE DATE OF THE AGREEMENT IS, LIQUIDATED, BUT ONLY TO THE EXTENT RESERVES, INSURANCE OR OTHER SOURCES OF FUNDS FOR THE PAYMENT OF ANY SUCH EXPENSES ARE UNAVAILABLE.  FOR PURPOSES OF THE AGREEMENT, ANY EXPENSES WHICH DO NOT BELONG EXCLUSIVELY TO A PARTICULAR SERIES OF THE REGISTRANT SHALL BE DEEMED NOT TO BE READILY IDENTIFIABLE AS BELONGING TO ANY PARTICULAR SERIES OF THE REGISTRANT.  THE RIGHT OF A TRUSTEE TO INDEMNIFICATION AND ADVANCEMENT OF EXPENSES UNDER THE AGREEMENT SHALL NOT BE DEEMED TO LIMIT, SUPERSEDE OR OTHERWISE AFFECT ANY OTHER SIMILAR RIGHT UNDER APPLICABLE LAW, THE DECLARATION OF TRUST, ANY OTHER AGREEMENT, ANY POLICY OF INSURANCE, OR A VOTE OF SHAREHOLDERS OR RESOLUTION OF THE BOARD OF TRUSTEES, AND EACH TRUSTEE MAY, AT HIS OR HER SOLE OPTION, SEEK AND OBTAIN INDEMNIFICATION AND/OR ADVANCEMENT OF EXPENSES BY EXERCISING RIGHTS PURSUANT TO ANY OF THE FOREGOING OR OTHERWISE AND IN ANY ORDER OF PRIORITY.

EACH TRUSTEE SHALL BE HELD HARMLESS AND INDEMNIFIED BY THE REGISTRANT AGAINST ALL EXPENSES ACTUALLY AND REASONABLY INCURRED BY THE TRUSTEE OR ON THE TRUSTEE’S BEHALF IN CONNECTION WITH ANY PROCEEDING IN WHICH THE TRUSTEE IS, OR IS THREATENED TO BE, INVOLVED AS A PARTY OR OTHERWISE BY VIRTUE OF HIS OR HER STATUS, WHETHER OR NOT SUCH PROCEEDING IS BROUGHT BY OR IN THE RIGHT OF THE REGISTRANT AND IRRESPECTIVE OF WHEN THE CONDUCT THAT IS THE SUBJECT OF THE PROCEEDING OCCURRED, PROVIDED THAT NO INDEMNIFICATION OF EXPENSES SHALL BE PROVIDED UNDER THE AGREEMENT TO THE EXTENT THAT SUCH EXPENSES ARISE FROM CONDUCT OF THE TRUSTEE FOR WHICH INDEMNIFICATION MAY NOT LAWFULLY BE PROVIDED TO THE TRUSTEE.

WITHOUT LIMITING ANY OTHER RIGHTS OF A TRUSTEE UNDER THE AGREEMENT, IF THE TRUSTEE IS, PURSUANT TO THE TERMS OF THE AGREEMENT, ENTITLED TO INDEMNIFICATION AS TO ONE OR MORE BUT LESS THAN ALL CLAIMS, MATTERS OR ISSUES IN A PROCEEDING, THE REGISTRANT SHALL INDEMNIFY THE TRUSTEE AGAINST ALL EXPENSES INCURRED BY THE TRUSTEE OR ON THE TRUSTEE’S BEHALF IN CONNECTION WITH EACH CLAIM, MATTER OR ISSUE FOR WHICH THE TRUSTEE IS ENTITLED TO INDEMNIFICATION UNDER THE AGREEMENT.

TRUSTEES’ AND OFFICERS’ LIABILITY POLICY

THE REGISTRANT HAS OBTAINED FROM A MAJOR INSURANCE CARRIER A TRUSTEES’ AND OFFICERS’ LIABILITY POLICY COVERING CERTAIN TYPES OF ERRORS AND OMISSIONS.  IN NO EVENT WILL THE REGISTRANT INDEMNIFY ANY OF ITS TRUSTEES, OFFICERS, EMPLOYEES, OR AGENTS AGAINST ANY LIABILITY TO WHICH SUCH PERSON WOULD OTHERWISE BE SUBJECT BY REASON OF HIS/HER WILLFUL MISFEASANCE, BAD FAITH, GROSS NEGLIGENCE IN THE PERFORMANCE OF HIS/HER DUTIES, OR BY REASON OF HIS/HER RECKLESS DISREGARD OF THE DUTIES INVOLVED IN THE CONDUCT OF HIS/HER OFFICE OR ARISING UNDER HIS AGREEMENT WITH THE REGISTRANT.  THE REGISTRANT WILL COMPLY WITH RULE 484 UNDER THE 1933 ACT AND RELEASE NO. 11330 UNDER THE 1940 ACT, IN CONNECTION WITH ANY INDEMNIFICATION.

INSOFAR AS INDEMNIFICATION FOR LIABILITY ARISING UNDER THE 1933 ACT MAY BE PERMITTED TO TRUSTEES, OFFICERS, AND CONTROLLING PERSONS OF THE REGISTRANT PURSUANT TO THE FOREGOING PROVISIONS, OR OTHERWISE, THE REGISTRANT HAS BEEN ADVISED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION (SEC)

4

SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE 1933 ACT AND IS, THEREFORE, UNENFORCEABLE.  IN THE EVENT THAT A CLAIM FOR INDEMNIFICATION AGAINST SUCH LIABILITIES (OTHER THAN THE PAYMENT BY THE REGISTRANT OF EXPENSES INCURRED OR PAID BY A TRUSTEE, OFFICER, OR CONTROLLING PERSON OF THE REGISTRANT IN THE SUCCESSFUL DEFENSE OF ANY ACTION, SUIT, OR PROCEEDING) IS ASSERTED BY SUCH TRUSTEE, OFFICER OR CONTROLLING PERSON IN CONNECTION WITH THE SECURITIES BEING REGISTERED, THE REGISTRANT WILL, UNLESS IN THE OPINION OF ITS COUNSEL THE MATTER HAS BEEN SETTLED BY CONTROLLING PRECEDENT, SUBMIT TO A COURT OF APPROPRIATE JURISDICTION THE QUESTION WHETHER SUCH INDEMNIFICATION BY IT IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE 1933 ACT AND WILL BE GOVERNED BY THE FINAL ADJUDICATION OF SUCH ISSUE.

ITEM 31.  Business and Other Connections of the Investment Advisor

To the knowledge of the Registrant, none of the directors or officers of BoAA, the investment advisor to the Registrant’s portfolios, except those set forth below, are or have been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors’ qualifying shares) of BoAA, or other subsidiaries of Bank of America Corporation.

(a)           BoAA performs investment advisory services for the Registrant and certain other customers.  BoAA is a wholly owned subsidiary of Bank of America Corporation.  Information with respect to each director and officer of the investment advisor is incorporated by reference to Form ADV filed by BoAA (formerly, Banc of America Capital Management, LLC (BACAP)) with the SEC pursuant to the Investment Advisers Act of 1940 (the Advisers Act) (File No. 801-50372).

ITEM 32.  Principal Underwriters

(a)           BoAD, a subsidiary of BoAA, is the Registrant’s principal underwriter.

(b)           The table below lists each director or officer of the principal underwriter named in the answer to Item 25.

Name and Principal Business Address*	Position and Offices with Principal Underwriter	Positions and Offices with Registrant

Moffly, William	Director	None

Pelzar, Michael	Director; President and Chief Executive Officer	President

Bednarz, Allen F.	Senior Vice President	None

Moffly, William	Managing Director	None

Connaughty, Mary	Senior Vice President	None

Douglas, Linda A.	Chief Financial Officer	None

Brantley, Thomas M.	Senior Vice President-Tax	None

Bednarz, Allen F.	Treasurer	None

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Name and Principal Business Address*	Position and Offices with Principal Underwriter	Positions and Offices with Registrant

Pryor, Elizabeth A.	Secretary	None

Fariel, Peter	Chief Legal Officer	Senior Vice President, Secretary and Chief Legal Officer

Donovan, M. Patrick	Chief Compliance Officer	None

Barnes, Maria S.	Assistant Secretary	None

Smith, Connie B.	Assistant Secretary	None

Tai, Nina	Assistant Secretary	None

Barry, Peter J.	Treasurer	None

Nigro, Michael A.	Assistant Treasurer	None

Donovan, M. Patrick	Conflicts of Interest Officer	None

Donovan, M. Patrick	Corporate Ombudsman	None

Campbell, Patrick	Director (Officer Title)	Assistant Treasurer

Jerez, Nancy	Director (Officer Title)	None

* The address for each individual is 100 Federal Street, Boston, MA 02110.

(c)           Not applicable.

ITEM 33.  Location of Accounts and Records

•      Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant’s Secretary; Registrant’s investment advisor, BofA Advisors, LLC; Registrant’s administrator, BofA Advisors, LLC; Registrant’s transfer and dividend disbursing agent, Boston Financial Data Services, Inc.; Registrant’s principal underwriter, BofA Distributors, Inc.; and the Registrant’s custodian, State Street Bank and Trust Company.

•      The Registrant’s investment advisor’s, administrator’s and distributor’s address is 100 Federal Street, Boston, MA 02110.  The Registrant’s transfer and dividend disbursing agent’s address is 2000 Crown Colony Drive, Quincy, MA 02169.  The Registrant’s custodian’s address is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

ITEM 34.  Management Services

Not Applicable.

ITEM 35.  Undertakings

Not Applicable.

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, BofA Funds Series Trust, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 22nd day of December, 2011.

BofA FUNDS SERIES TRUST

By:	/s/ Michael Pelzar
Name: Michael Pelzar
Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

	SIGNATURES	TITLE	DATE

	/s/ Michael Pelzar	President	December 22, 2011
	Michael Pelzar	(Principal Executive Officer)

	/s/ Jeffrey R. Coleman	Chief Accounting Officer	December 22, 2011
	Jeffrey R. Coleman	(Principal Financial Officer)
		Chief Accounting Officer	December 22, 2011
(Principal Accounting Officer)

	/s/ Harrison M. Bains*	Trustee	December 22, 2011
Harrison M. Bains

	/s/ Paul Glasserman*	Trustee	December 22, 2011
Paul Glasserman

	/s/ George J. Gorman*	Trustee	December 22, 2011
George J. Gorman

	/s/ William A. Hawkins*	Trustee	December 22, 2011
William A. Hawkins

	/s/ R. Glenn Hilliard*	Trustee	December 22, 2011
R. Glenn Hilliard

	/s/ William J. Kelly*	Trustee	December 22, 2011
William J. Kelly

	/s/ Debra J. Perry*	Trustee	December 22, 2011
Debra J. Perry

*By:	/s/ Peter T. Fariel
Peter T. Fariel
Attorney-in-Fact**
December 22, 2011

**

Executed by Peter T. Fariel on behalf of each Trustee pursuant to a Power of Attorney dated June 20, 2011 and incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of the Registrant on Form N-1A, filed with the Commission on September 9, 2011.

EXHIBIT INDEX

Exhibit No.	Description

(h)(3)	Shareholder Administration Plan relating to Registrant’s Investor II Class Shares

(h)(7)(ii)	Form of Amendment to Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement

(h)(12)	Form of Indemnification Agreement

(i)(1)	Opinion of Goodwin Procter LLP

(j)	Consent of PricewaterhouseCoopers LLP

(m)(1)	Distribution Plan

(m)(2)	Shareholder Servicing Plan

(n)	Rule 18f-3 Multi-Class Plan